UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2024

Date of reporting period: March 31, 2024

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

Emerging Markets Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2024

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. For Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”), visit www.abfunds.com or call AB at 800.227.4618. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”. For Retail Classes, visit www.abfunds.com

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 9 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”). This report relates only to the Emerging Markets Portfolio, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios are presented in a separate report.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered: • Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2024

On the following pages, you will find the 2024 semi-annual report for the Portfolios1 (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”). The semi-annual report covers the six- and 12-month periods ended March 31, 2024, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

At the time of our last update on November 15, 2023, the economy and the markets were in the midst of a strong run. Today, six months later, that strength has only continued.

The economy continues to surprise to the upside, with Wall Street economists raising their estimates of US GDP for 2024 and now expecting year-over-year growth of 2.2%. That’s also translated to stocks—global equities are up almost 20% over the past six months, led by US large cap stocks, which have risen almost 24%.

The only downside to that economic strength is that inflation too has remained elevated, despite hopes that it would have subsided more in recent months. This has raised the prospect that it will take longer before the Federal Reserve is comfortable cutting interest rates. We’d argue that while that is a problem, we’d rather see it coming from the economy being too robust rather than due to the troublesome supply chain issues that emerged after COVID. Further adding to the economy’s strength, global manufacturing, which appeared to be in a recession for over a year, finally seems to be reawakening, providing another leg for the overall economy to stand on as we move forward.

Outside of stocks, returns have been more muted. Bonds have had ups and downs, with the 10-year Treasury falling almost half a percentage point since our last update. Yet that hasn’t been all in one direction—it fell by around twice that amount in late 2023 before giving half of that back so far this year. Yet, with higher starting interest rates and a tailwind from falling yields, bonds have had healthy returns in the mid-single digits over the past six months.

Our portfolio managers continue to adapt to changes in the economy—from technological trends like AI to geopolitical issues such as the wars in Ukraine and the Middle East and this year’s elections in the US and around the world. We’re regularly monitoring the strength of the economy overall and the relative attractiveness of different sectors. Through that research, we constantly make small adjustments to portfolios to make sure they’re positioned properly.

Thank you for your continued confidence in our approach and for allowing us to be the stewards of your capital.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Alexander Chaloff

President

Sanford C. Bernstein Fund, Inc.

[1]	Please note that the information for the Overlay Portfolios of the SCB Fund may be found in a separate report.

Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets.

The investment team allocates the Portfolio’s investments among broad sector groups based on the fundamental company research conducted by AllianceBernstein L.P., the Portfolio’s investment adviser’s (the “Adviser’s”) internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and

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Portfolio Manager Commentary (continued)

other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed-country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes, and, in the case of the New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the California Municipal and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of its total assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the California Municipal and New York Municipal Portfolios, California investors and New York investors, respectively).

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Portfolio Manager Commentary (continued)

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps.

In managing the Portfolios, the Adviser may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.

Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

The California Municipal and New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by NRSROs (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed-or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by NRSROs (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by NRSROs.

In managing the Portfolio, the Adviser may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.

The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

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Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The Bloomberg 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg 1-10 Year Blend Index is the 1-10 Year Blend (1-12) component of the Bloomberg Municipal Bond Index, which represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. The Bloomberg 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. The ICE BofA® 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios: The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty (the party on the other side of the transaction), derivatives involve the risk that changes in the value of the derivative may not correlate with

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Disclosures and Risks (continued)

relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts (including war or civil disturbance and acts of terrorism); cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine and the conflict in Israel, Gaza and surrounding areas, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s invasion of Ukraine commencing in February of 2022, the United States, the European Union and other countries instituted numerous sanctions against certain Russia and Belarus and certain companies and individuals. Russia in turn

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has taken a large number of retaliatory actions, some of which effectively froze Russian securities held by US investors (including US funds such as the Portfolios) and investors in other countries viewed as “unfriendly: by Russia, including securities represented by depositary receipts, effectively precluding the Portfolios from buying, selling, receiving or delivering those securities or accessing income received on such securities. Since then, Russian securities held by investors in the US and other jurisdictions viewed as “unfriendly” by Russia have lost all, or nearly all, of their market value, and many other issuers, securities and markets have been adversely affected. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value (“NAV”), or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Emerging Markets and Intermediate Duration Portfolios:

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging-Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US equities. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Emerging Markets Portfolio:

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of small-capitalization companies generally are more volatile than those of large-capitalization companies and are more likely to be adversely affected than large-capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small-capitalization companies may underperform large-capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

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Disclosures and Risks (continued)

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolio may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

California Municipal, Diversified Municipal, New York Municipal and Intermediate Duration:

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, a Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the US Federal Reserve’s monetary policy, which has caused the Federal Reserve (“the Fed”) to increase short-term interest rates in an effort to address rising inflation.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates. The long-term impacts of such actions are not fully known at this time. Further actions from the Fed and other central banks, including increases or decreases in interest rates, may be forthcoming and are likely to have unpredictable adverse effects on economies and markets.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the

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Disclosures and Risks (continued)

Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

California Municipal, Diversified Municipal and New York Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities.

The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). The ultimate long-term economic fallout from COVID-19, and the long-term impact on economies, markets, industries and individual issuers, are not known. The Portfolios may invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. From time to time, the US government and the US Congress consider changes in federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

California Municipal and New York Municipal Portfolios:

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio are not “diversified”. This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ NAV.

Intermediate Duration Portfolio:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations

(Disclosures and Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolios’ assets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for the Emerging Markets Portfolio. Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares of the California Municipal, Diversified Municipal and New York Municipal Portfolios, a 4.25% maximum front-end sales charge for Class A shares of the Intermediate Duration Portfolio. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. For Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of California Municipal, Diversified Municipal, New York Municipal and Intermediate Duration Portfolios, visit www.abfunds.com. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary

(Disclosures and Risks continued on next page)

2024 Semi-Annual Report	9

Disclosures and Risks (continued)

prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. For Retail Classes of California Municipal, Diversified Municipal, New York Municipal and Intermediate Duration Portfolios. visit www.abfunds.com or call AB at 800.227.4618. Please read the prospectus and/or summary prospectus carefully before investing.

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS			INCEPTION DATE
THROUGH MARCH 31, 2024	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION
Emerging Markets Portfolio[1]
Emerging Markets Class Shares[2]						12/15/1995
NAV Returns	12.74%	8.69%	3.02%	2.95%	5.82%
SEC Returns (reflects applicable sales charges)	12.74%	8.69%	3.02%	2.84%	5.75%
Class Z Shares[2]						1/15/2016
NAV Returns	12.88%	8.96%	3.27%		7.10%
SEC Returns (reflects applicable sales charges)	12.88%	8.96%	3.27%		7.10%
MSCI EM Index (net)	10.42%	8.15%	2.22%	2.95%	5.46%
Lipper Emerging Markets Funds Average	11.33%	10.18%	3.04%	3.31%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 1.30% and 1.05% for Emerging Markets Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note About Historical Performance on pages 4–10.

(Historical Performance continued on next page)

2024 Semi-Annual Report	11

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2024		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
California Municipal Portfolio
California Municipal Class Shares[1]							8/6/1990
NAV Returns		5.20%	3.57%	1.52%	1.78%	3.76%
SEC Returns (reflects applicable sales charges)		5.20%	3.57%	1.52%	1.78%	3.76%
SEC Yields[2]	2.99%
Taxable Equivalent Yields[3]	5.31%
Class A Shares							2/1/2002
NAV Returns		5.10%	3.37%	1.33%	1.58%	2.44%
SEC Returns (reflects applicable sales charges)		1.97%	0.24%	0.71%	1.28%	2.30%
SEC Yields[2]	2.71%
Taxable Equivalent Yields[3]	4.81%
Class C Shares[4]							2/1/2002
NAV Returns		4.71%	2.60%	0.57%	0.83%	1.70%
SEC Returns (reflects applicable sales charges)		3.71%	1.60%	0.57%	0.83%	1.70%
SEC Yields[2]	2.06%
Taxable Equivalent Yields[3]	3.66%
Advisor Class Shares[1]							7/25/2016
NAV Returns		5.24%	3.64%	1.58%		1.46%
SEC Returns (reflects applicable sales charges)		5.24%	3.64%	1.58%		1.46%
SEC Yields[2]	3.05%
Taxable Equivalent Yields[3]	5.41%
Primary Benchmark: Bloomberg 1-10 Year Blend Index		5.07%	2.18%	1.44%	1.99%	N/A
Lipper California Intermediate Municipal Debt Funds Average		5.51%	2.78%	1.08%	1.84%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 0.57%, 0.76%, 1.51% and 0.51% for California Municipal Class, Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2024.

3	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

4	Assumes conversion of Class C shares into Class A shares after eight years.

See Disclosures, Risks and Note About Historical Performance on pages 4–10.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2024		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Diversified Municipal Portfolio
Diversified Municipal Class Shares[1]							1/9/1989
NAV Returns		5.24%	3.27%	1.58%	1.86%	3.98%
SEC Returns (reflects applicable sales charges)		5.24%	3.27%	1.58%	1.86%	3.98%
SEC Yields[2]	3.09%
Taxable Equivalent Yields[3]	4.75%
Class A Shares							2/1/2002
NAV Returns		5.13%	3.06%	1.40%	1.62%	2.52%
SEC Returns (reflects applicable sales charges)		2.01%	-0.04%	0.77%	1.31%	2.38%
SEC Yields[2]	2.80%
Taxable Equivalent Yields[3]	4.31%
Class C Shares[4]							2/1/2002
NAV Returns		4.74%	2.37%	0.64%	0.87%	1.79%
SEC Returns (reflects applicable sales charges)		3.74%	1.37%	0.64%	0.87%	1.79%
SEC Yields[2]	2.14%
Taxable Equivalent Yields[3]	3.29%
Advisor Class Shares[1]							6/26/2015
NAV Returns		5.27%	3.33%	1.65%	—	1.87%
SEC Returns (reflects applicable sales charges)		5.27%	3.33%	1.65%	—	1.87%
SEC Yields[2]	3.14%
Taxable Equivalent Yields[3]	4.83%
Class Z Shares[1]							7/2/2018
NAV Returns		5.28%	3.36%	1.66%	—	2.07%
SEC Returns (reflects applicable sales charges)		5.28%	3.36%	1.66%	—	2.07%
SEC Yields[2]	3.17%
Taxable Equivalent Yields[3]	4.88%
Primary Benchmark: Bloomberg 1-10 Year Blend Index		5.07%	2.18%	1.44%	1.99%	N/A
Lipper Intermediate Municipal Debt Funds Average		6.27%	3.33%	1.42%	2.01%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 0.50%, 0.69%, 1.44%, 0.41% and 0.44% for Diversified Municipal Class, Class A, Class C, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2024.

3	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

4	Assumes conversion of Class C shares into Class A shares after eight years.

See Disclosures, Risks and Note About Historical Performance on pages 4–10.

(Historical Performance continued on next page)

2024 Semi-Annual Report	13

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2024		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
New York Municipal Portfolio
New York Municipal Class Shares[1]							1/9/1989
NAV Returns		5.22%	3.26%	1.39%	1.80%	3.96%
SEC Returns (reflects applicable sales charges)		5.22%	3.26%	1.39%	1.80%	3.96%
SEC Yields[2]	2.79%
Taxable Equivalent Yields[3]	4.82%
Class A Shares							2/1/2002
NAV Returns		5.12%	3.05%	1.17%	1.59%	2.48%
SEC Returns (reflects applicable sales charges)		1.97%	-0.02%	0.56%	1.29%	2.34%
SEC Yields[2]	2.51%
Taxable Equivalent Yields[3]	4.33%
Class C Shares[4]							2/1/2002
NAV Returns		4.72%	2.27%	0.41%	0.83%	1.75%
SEC Returns (reflects applicable sales charges)		3.72%	1.27%	0.41%	0.83%	1.75%
SEC Yields[2]	1.84%
Taxable Equivalent Yields[3]	3.18%
Advisor Class Shares[1]							7/25/2016
NAV Returns		5.25%	3.30%	1.44%	—	1.37%
SEC Returns (reflects applicable sales charges)		5.25%	3.30%	1.44%	—	1.37%
SEC Yields[2]	2.84%
Taxable Equivalent Yields[3]	4.90%
Primary Benchmark: Bloomberg 1-10 Year Blend Index		5.07%	2.18%	1.44%	1.99%	N/A
Lipper New York Intermediate Municipal Debt Funds Average		5.59%	2.59%	1.05%	1.69%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 0.56%, 0.76%, 1.51% and 0.51% for New York Municipal Class, Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2024.

3	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

4	Assumes conversion of Class C shares into Class A shares after eight years.

See Disclosures, Risks and Note About Historical Performance on pages 4–10.

(Historical Performance continued on next page)

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

		TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2024		PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Portfolio
Intermediate Duration Class Shares[1]							1/17/1989
NAV Returns		6.36%	1.92%	0.20%	1.61%	5.04%
SEC Returns (reflects applicable sales charges)		6.36%	1.92%	0.20%	1.61%	5.04%
SEC Yields[2]	4.46%
Class A Shares							7/22/2019
NAV Returns		6.17%	1.58%	—	—	-1.06%
SEC Returns (reflects applicable sales charges)		1.65%	-2.74%	—	—	-1.97%
SEC Yields[2]	1.00%
Advisor Class Shares[1]							7/22/2019
NAV Returns		6.31%	1.84%	—	—	-0.83%
SEC Returns (reflects applicable sales charges)		6.31%	1.84%	—	—	-0.83%
SEC Yields[2]	1.30%
Class Z Shares[1]							7/22/2019
NAV Returns		6.36%	1.94%	—	—	-0.51%
SEC Returns (reflects applicable sales charges)		6.36%	1.94%	—	—	-0.51%
SEC Yields[2]	3.03%
Bloomberg US Aggregate Bond Index		5.99%	1.70%	0.36%	1.54%	5.28%
Lipper Core Bond Funds Average		6.26%	2.26%	0.50%	1.46%	—

Past performance is no guarantee of future results and an investment in the Portfolio described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 0.58%, 6.62%, 5.32% and 3.50% for Intermediate Duration Class, Class A, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Portfolio’s total other expenses (excluding advisory fees, distribution and/or service fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. The Portfolio’s net annual operating expenses (after application of contractual fee waivers and/or expense reimbursements) were: 0.91%, 0.66% and 0.57% for Class A, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 28, 2025. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2024.

See Disclosures, Risks and Note About Historical Performance on pages 4–10.

(Historical Performance continued on next page)

2024 Semi-Annual Report	15

Historical Performance (continued from previous page)

Emerging Markets Class Shares	New York Municipal Class Shares
Growth of a $10,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

California Municipal Class Shares	Intermediate Duration Class Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Diversified Municipal Class Shares
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 or $10,000 investment as compared with the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended March 31, 2024.

See Disclosures, Risks and Note About Historical Performance on pages 4–10.

16	Sanford C. Bernstein Fund, Inc.

Expense Example—March 31, 2024 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2023	ENDING ACCOUNT VALUE MARCH 31, 2024	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Emerging Markets Class Shares
Actual	$1,000	$1,127.40	$6.91	1.30%
Hypothetical**	$1,000	$1,018.50	$6.56	1.30%
Class Z
Actual	$1,000	$1,128.80	$5.59	1.05%
Hypothetical**	$1,000	$1,019.75	$5.30	1.05%

California Municipal Class Shares
Actual	$1,000	$1,052.00	$2.98	0.58%
Hypothetical**	$1,000	$1,022.10	$2.93	0.58%
Class A
Actual	$1,000	$1,051.00	$3.95	0.77%
Hypothetical**	$1,000	$1,021.15	$3.89	0.77%
Class C
Actual	$1,000	$1,047.10	$7.78	1.52%
Hypothetical**	$1,000	$1,017.40	$7.67	1.52%
Advisor Class
Actual	$1,000	$1,052.40	$2.67	0.52%
Hypothetical**	$1,000	$1,022.40	$2.63	0.52%

Diversified Municipal Class Shares
Actual	$1,000	$1,052.40	$2.57	0.50%
Hypothetical**	$1,000	$1,022.50	$2.53	0.50%
Class A
Actual	$1,000	$1,051.30	$3.54	0.69%
Hypothetical**	$1,000	$1,021.55	$3.49	0.69%
Class C
Actual	$1,000	$1,047.40	$7.37	1.44%
Hypothetical**	$1,000	$1,017.80	$7.26	1.44%
Advisor Class
Actual	$1,000	$1,052.70	$2.26	0.44%
Hypothetical**	$1,000	$1,022.80	$2.23	0.44%
Class Z
Actual	$1,000	$1,052.80	$2.16	0.42%
Hypothetical**	$1,000	$1,022.90	$2.12	0.42%

New York Municipal Class Shares
Actual	$1,000	$1,052.20	$2.87	0.56%
Hypothetical**	$1,000	$1,022.20	$2.83	0.56%
Class A
Actual	$1,000	$1,051.20	$3.90	0.76%
Hypothetical**	$1,000	$1,021.20	$3.84	0.76%
Class C
Actual	$1,000	$1,047.20	$7.73	1.51%
Hypothetical**	$1,000	$1,017.45	$7.62	1.51%
Advisor Class
Actual	$1,000	$1,052.50	$2.62	0.51%
Hypothetical**	$1,000	$1,022.45	$2.58	0.51%

2024 Semi-Annual Report	17

Expense Example—March 31, 2024 (Unaudited) (continued)

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2023	ENDING ACCOUNT VALUE MARCH 31, 2024	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Intermediate Duration Class Shares
Actual	$1,000	$1,063.60	$2.94	0.57%
Hypothetical**	$1,000	$1,022.15	$2.88	0.57%
Class A
Actual	$1,000	$1,061.70	$4.69	0.91%
Hypothetical**	$1,000	$1,020.45	$4.60	0.91%
Advisor Class
Actual	$1,000	$1,063.10	$3.40	0.66%
Hypothetical**	$1,000	$1,021.70	$3.34	0.66%
Class Z
Actual	$1,000	$1,063.60	$2.94	0.57%
Hypothetical**	$1,000	$1,022.25	$2.88	0.57%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2024 (Unaudited)

Emerging Markets Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Information Technology	28.7%
Financials	26.5%
Consumer Discretionary	13.8%
Communication Services	6.2%
Utilities	4.8%
Materials	4.7%
Industrials	4.5%
Real Estate	3.9%
Energy	2.8%
Consumer Staples	2.7%
Health Care	1.4%

1	The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 0.1% in MSCI EAFE Index, 1.5% in MSCI EM Index and 1.6% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2024 Semi-Annual Report	19

Portfolio Summary—March 31, 2024 (Unaudited) (continued)

California Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

New York Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.1% in three different states and American Samoa.

3	“Other” represents less than 2.4% in 33 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

4	“Other” represents less than 0.3% in six different states and American Samoa.

20	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2024 (Unaudited) (continued)

Intermediate Duration Portfolio

Security Type Breakdown[1]

1	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Common Stocks, Emerging Markets—Sovereigns and Governments—Sovereign Bonds.

2024 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2024 (Unaudited)

	EMERGING MARKETS PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,102,684,060	$1,042,316,810	$4,944,273,749

Affiliated issuers	15,045,254	0	0

Foreign currencies, at value (a)	3,706,344	0	0

Cash	57,941	0	18,667,979

Cash collateral due from broker	730,000	1,243,417	10,459,555

Receivables:

Unaffiliated interest and dividends	3,297,512	13,767,782	60,858,425

Affiliated dividends	50,038	0	0

Investment securities sold and foreign currency transactions	1,101,567	0	205,000

Capital shares sold	372,603	553,015	5,020,460

Terminated centrally cleared interest rate swaps	0	616,336	0

Newly entered centrally cleared credit default swaps	0	0	828,583

Newly entered centrally cleared interest rate swaps	0	618,221	0

Receivable due from Adviser	1,386	0	0

Unrealized appreciation of interest rate swaps	0	1,192,171	5,497,740

Unrealized appreciation of forward currency exchange contracts	2,390,453	0	0

Other assets	75,106	0	0

Total assets	1,129,512,264	1,060,307,752	5,045,811,491

LIABILITIES

Due to custodian	0	164,894	0

Cash collateral due to broker	600,000	1,230,000	5,630,000

Payables:

Dividends to shareholders	0	875,332	4,268,606

Investment securities purchased and foreign currency transactions	1,104,623	22,906,300	48,677,850

Capital shares redeemed	1,709,354	1,814,940	5,897,304

Foreign capital gains taxes	4,088,756	0	0

Management fee	899,737	370,858	1,545,960

Custody and accounting fees payable	950,481	306,923	573,540

Shareholder servicing fee	219,030	73,634	326,608

Variation margin on centrally cleared swaps	0	512,933	9,367

Transfer Agent fee	34,667	11,189	46,817

Distribution fee	0	12,222	52,592

Terminated centrally cleared interest rate swaps	0	625,589	0

Newly entered centrally cleared credit default swaps	0	0	510,839

Accrued expenses	69,890	77,923	327,790

Unrealized depreciation of forward currency exchange contracts	2,137,355	0	0

Market value on credit default swaps (b)	0	179,938	751,827

Total liabilities	11,813,893	29,162,675	68,619,100

NET ASSETS	$1,117,698,371	$1,031,145,077	$4,977,192,391

Cost of investments

Unaffiliated issuers	$928,352,475	$1,063,131,572	$5,021,841,115

Affiliated issuers	15,045,254	0	0

NET ASSETS CONSIST OF:

Capital stock, at par	$41,782	$74,394	$358,298

Additional paid-in capital	1,098,468,585	1,056,389,737	5,112,115,002

Distributable earnings (accumulated loss)	19,188,004	(25,319,054)	(135,280,909)

	$1,117,698,371	$1,031,145,077	$4,977,192,391

(a) Cost: $3,655,537, $0 and $0, respectively. (Note 1)

(b) Net premiums received of $0, $130,949 and $593,264, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Emerging Markets Class/Municipal Class Shares

Net Assets	$1,035,372,299	$867,724,978	$3,836,485,330

Shares of capital stock outstanding	38,705,574	62,604,099	276,187,467

Net asset value, offering and redemption price per share	$26.75	$13.86	$13.89

Class A Shares

Net Assets		$47,240,946	$205,328,805

Shares of capital stock outstanding		3,407,884	14,770,942

Net asset value and redemption price per share		$13.86	$13.90

Sales charge—3.00% of public offering price		0.43	0.43

Maximum offering price		$14.29	$14.33

Class C Shares

Net Assets		$2,629,146	$10,114,095

Shares of capital stock outstanding		189,712	727,822

Net asset value and offering price per share		$13.86	$13.90

Advisor Class Shares

Net Assets		$113,550,007	$500,979,629

Shares of capital stock outstanding		8,192,391	36,090,632

Net asset value and offering price per share		$13.86	$13.88

Class Z Shares

Net Assets	$82,326,072		$424,284,532

Shares of capital stock outstanding	3,076,640		30,520,894

Net asset value and offering price per share	$26.76		$13.90

See Notes to Financial Statements.

2024 Semi-Annual Report	23

Statement of Assets and Liabilities—March 31, 2024 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

ASSETS

Investments in securities, at value	$1,331,520,425	$4,071,208,117

Cash	35,153,331	21,926,944

Cash collateral due from broker	1,321,163	10,492,714

Receivables:

Interest	16,163,432	29,952,323

Investment securities sold	5,000	98,522,000

Capital shares sold	475,294	4,915,095

Variation margin on centrally cleared swaps	0	28,824

Receivable due from Adviser	0	259

Unrealized appreciation of interest rate swaps	1,633,163	0

Unrealized appreciation of forward currency exchange contracts	0	238,757

Other assets	0	2,913

Total assets	1,386,271,808	4,237,287,946

LIABILITIES

Cash collateral due to broker	1,490,000	0

Payables:

Dividends to shareholders	1,084,754	4,805,083

Investment securities purchased	6,452,515	443,742,037

Capital shares redeemed	6,819,104	1,345,950

Management fee	480,066	1,371,645

Variation margin on futures	0	1,159,821

Shareholder servicing fee	104,178	316,976

Foreign capital gains taxes	0	140,040

Variation margin on centrally cleared swaps	105,754	0

Transfer Agent fee	10,308	26,189

Distribution fee	19,173	94

Accrued expenses	446,489	715,837

Market value on credit default swaps (a)	251,175	765,790

Total liabilities	17,263,516	454,389,462

NET ASSETS	$1,369,008,292	$3,782,898,484

Cost of investments	$1,356,315,474	$4,253,494,898

NET ASSETS CONSIST OF:

Capital stock, at par	$101,733	$336,618

Additional paid-in capital	1,413,990,917	4,329,896,770

Accumulated loss	(45,084,358)	(547,334,904)

	$1,369,008,292	$3,782,898,484

(a) Net premiums received of $198,386 and $503,020, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Municipal Class Shares/Intermediate Duration Class

Net Assets	$1,220,789,347	$3,781,841,422

Shares of capital stock outstanding	90,714,077	336,523,906

Net asset value, offering and redemption price per share	$13.46	$11.24

Class A Shares

Net Assets	$79,517,297	$500,500

Shares of capital stock outstanding	5,910,765	44,481

Net asset value and redemption price per share	$13.45	$11.25

Sales charge—3.00% for New York Municipal Portfolio, 4.25% for Intermediate Duration Portfolio of public offering price	0.42	0.50

Maximum offering price	$13.87	$11.75

Class C Shares

Net Assets	$2,676,522

Shares of capital stock outstanding	198,958

Net asset value and offering price per share	$13.45

Advisor Class Shares

Net Assets	$66,025,126	$548,129

Shares of capital stock outstanding	4,908,803	48,751.00

Net asset value and offering price per share	$13.45	$11.24

Class Z Shares

Net Assets		$8,433

Shares of capital stock outstanding		750

Net asset value and offering price per share		$11.24

See Notes to Financial Statements.

2024 Semi-Annual Report	25

Statement of Operations—for the six months ended March 31, 2024 (Unaudited)

	EMERGING MARKETS PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$5,995	$16,597,636	$85,687,537

Dividends

Unaffiliated issuers (a)	9,552,293	0	0

Affiliated issuers	311,880	0	0

Other income	0	2,313	17,338

Total income	9,870,168	16,599,949	85,704,875

Expenses:

Management fee (see Note 2A)	5,062,873	2,129,335	9,111,227

Shareholder servicing fee (see Note 2B)	1,217,784	421,943	1,923,277

Custody and accounting fees	239,250	79,046	145,750

Transfer Agent fee—Non-Retail Class	126,909	13,634	64,118

Transfer Agent fee—Class A	0	8,575	42,212

Transfer Agent fee—Class C	0	504	2,069

Transfer Agent fee—Advisor Class	0	20,404	95,530

Transfer Agent fee—Class Z	9,182	0	45,194

Distribution fees—Class A	0	57,619	265,627

Distribution fees—Class C	0	13,195	51,255

Legal fees	31,518	29,024	137,480

Directors’ fees and expenses	26,471	24,279	119,472

Auditing and tax fees	23,300	22,108	101,066

Registration fees	20,276	28,477	88,400

Printing fees	13,852	17,911	38,153

Miscellaneous	29,498	55,958	157,336

Total expenses	6,800,913	2,922,012	12,388,166

Less: expenses waived and reimbursed by the Adviser (see Note 2E)	(8,827)	0	0

Net expenses	6,792,086	2,922,012	12,388,166

Net investment income	3,078,082	13,677,937	73,316,709

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (b)	9,242,900	(1,643,181)	(26,454,947)

Forward currency exchange contracts	1,250,184	0	0

Swaps	0	1,249,001	(3,677,184)

Foreign currency transactions	(918,567)	0	0

Net realized gain (loss) on investment and foreign currency transactions	9,574,517	(394,180)	(30,132,131)

Net change in unrealized appreciation (depreciation) of:

Investments (c)	117,125,897	37,877,727	209,991,896

Forward currency exchange contracts	(1,204,159)	0	0

Swaps	0	(981,594)	1,133,945

Foreign currency denominated assets and liabilities	140,106	0	0

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	116,061,844	36,896,133	211,125,841

Net realized and unrealized gain on investment and foreign currency transactions	125,636,361	36,501,953	180,993,710

Net increase in net assets resulting from operations	$128,714,443	$50,179,890	$254,310,419

(a) Net of foreign withholding taxes of $1,691,823, $0 and $0 for the Emerging Markets Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio, respectively.

(b) Net of foreign realized capital gains taxes of $695,990, $0 and $0 for the Emerging Markets Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, respectively.

(c) Net of decrease in accrued foreign capital gains taxes on unrealized gains of $2,729,686, $0 and $0 for the Emerging Markets Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, respectively.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$21,818,010	$81,908,612

Dividends	0	1,419,722

Other income	1,301	190

Total income	21,819,311	83,328,524

Expenses:

Management fee (see Note 2A)	2,802,330	7,651,700

Shareholder servicing fee (see Note 2B)	608,036	1,756,158

Custody and accounting fees	87,906	132,667

Transfer Agent fee—Non-Retail Class	19,828	103,118

Transfer Agent fee—Class A	17,325	4,422

Transfer Agent fee—Class C	673	0

Transfer Agent fee—Advisor Class	13,959	4,934

Transfer Agent fee—Class Z	0	3

Distribution fees—Class A	98,525	616

Distribution fees—Class C	14,591	0

Legal fees	40,818	90,225

Directors’ fees and expenses	32,371	77,896

Auditing and tax fees	29,255	69,516

Registration fees	51,304	42,192

Printing fees	19,682	17,301

Miscellaneous	33,556	64,283

Total expenses	3,870,159	10,015,031

Less: expenses waived and reimbursed by the Adviser (see Note 2A)	0	(15,841)

Net expenses	3,870,159	9,999,190

Net investment income	17,949,152	73,329,334

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	(4,375,822)	(29,007,356)

Forward currency exchange contracts	0	73,781

Futures	0	(914,369)

Swaps	9,016,907	523,593

Foreign currency transactions	0	42,145

Net realized gain (loss) on investment transactions	4,641,085	(29,282,206)

Net change in unrealized appreciation (depreciation) of:

Investments	55,867,302	158,888,200

Forward currency exchange contracts	0	(822,331)

Futures	0	11,548,018

Swaps	(9,581,549)	(404,971)

Foreign currency denominated assets and liabilities	0	38,905

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	46,285,753	169,247,821

Net realized and unrealized gain on investment and foreign currency transactions	50,926,838	139,965,615

Net increase in net assets resulting from operations	$68,875,990	$213,294,949

See Notes to Financial Statements.

2024 Semi-Annual Report	27

Statement of Changes in Net Assets

	EMERGING MARKETS PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$3,078,082	$14,262,792	$13,677,937	$26,245,798

Net realized gain (loss) on investment and foreign currency transactions	9,574,517	(131,353,630)	(394,180)	(1,231,687)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	116,061,844	247,184,966	36,896,133	10,371,353

Net increase in net assets resulting from operations	128,714,443	130,094,128	50,179,890	35,385,464

Distributions to shareholders (a)	(18,118,606)	(14,810,926)	(14,032,533)	(27,699,977)

Capital-share transactions:

Net proceeds from sales of shares	61,670,055	126,490,994	339,848,120	500,501,953

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	14,277,763	12,035,795	10,100,794	20,012,002

Total proceeds from shares sold	75,947,818	138,526,789	349,948,914	520,513,955

Cost of shares redeemed	(116,098,620)	(230,579,287)	(340,172,904)	(644,874,519)

Net increase (decrease) in net assets from capital-share transactions	(40,150,802)	(92,052,498)	9,776,010	(124,360,564)

Net increase (decrease) in net assets	70,445,035	23,230,704	45,923,367	(116,675,077)

NET ASSETS:

Beginning of period	1,047,253,336	1,024,022,632	985,221,710	1,101,896,787

End of period	$1,117,698,371	$1,047,253,336	$1,031,145,077	$985,221,710

(a) See page 31 for share class information on dividend distributions for the Emerging Markets and California Municipal Portfolios.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$73,316,709	$135,478,038	$17,949,152	$32,973,912

Net realized gain (loss) on investment transactions	(30,132,131)	(37,941,189)	4,641,085	(2,916,573)

Net change in unrealized appreciation (depreciation) of investments	211,125,841	57,806,862	46,285,753	12,947,918

Contributions from affiliates (see Note 2E)	0	0	0	338

Net increase in net assets resulting from operations	254,310,419	155,343,711	68,875,990	43,005,595

Distributions to shareholders (a)	(72,155,168)	(137,506,921)	(17,723,550)	(33,808,753)

Capital-share transactions:

Net proceeds from sales of shares	1,113,408,134	1,744,549,014	411,542,634	586,846,724

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	51,738,429	99,358,117	13,132,998	25,071,565

Total proceeds from shares sold	1,165,146,563	1,843,907,131	424,675,632	611,918,289

Cost of shares redeemed	(1,315,464,118)	(2,435,940,592)	(448,101,698)	(720,277,303)

Net decrease in net assets from capital-share transactions	(150,317,555)	(592,033,461)	(23,426,066)	(108,359,014)

Net increase (decrease) in net assets	31,837,696	(574,196,671)	27,726,374	(99,162,172)

NET ASSETS:

Beginning of period	4,945,354,695	5,519,551,366	1,341,281,918	1,440,444,090

End of period	$4,977,192,391	$4,945,354,695	$1,369,008,292	$1,341,281,918

(a) See page 31 for share class information on dividend distributions for the Diversified Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.

2024 Semi-Annual Report	29

Statement of Changes in Net Assets (continued)

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$73,329,334	$112,808,559

Net realized loss on investment and foreign currency transactions	(29,282,206)	(202,738,642)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	169,247,821	95,701,716

Net increase in net assets resulting from operations	213,294,949	5,771,633

Distributions to shareholders (a)	(73,445,675)	(114,225,211)

Capital-share transactions:

Net proceeds from sales of shares	561,500,718	658,939,419

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	53,637,028	82,884,093

Total proceeds from shares sold	615,137,746	741,823,512

Cost of shares redeemed	(244,871,343)	(451,138,552)

Net increase in net assets from capital-share transactions	370,266,403	290,684,960

Net increase in net assets	510,115,677	182,231,382

NET ASSETS:

Beginning of period	3,272,782,807	3,090,551,425

End of period	$3,782,898,484	$3,272,782,807

(a) See page 31 for share class information on dividend distributions for the Intermediate Duration Portfolio.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23

Distributions to shareholders:

Emerging Markets Class	$(16,217,175)	$(12,145,220)

Class Z	(1,901,431)	(2,665,706)

	$(18,118,606)	$(14,810,926)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23

Distributions to shareholders:

Municipal Class	$(11,836,093)	$(23,238,751)	$(55,546,226)	$(107,125,212)

Class A	(602,406)	(1,167,846)	(2,861,351)	(5,753,554)

Class C	(24,593)	(56,580)	(99,633)	(202,683)

Advisor Class	(1,569,441)	(3,236,800)	(7,080,763)	(12,061,867)

Class Z	0	0	(6,567,195)	(12,363,605)

	$(14,032,533)	$(27,699,977)	$(72,155,168)	$(137,506,921)

	NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23

Distributions to shareholders:

Municipal Class	$(15,903,128)	$(30,269,371)

Class A	(950,813)	(1,973,811)

Class C	(24,192)	(67,311)

Advisor Class	(845,417)	(1,498,260)

	$(17,723,550)	$(33,808,753)

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23

Distributions to shareholders:

Intermediate Duration Portfolio	$(73,424,822)	$(114,202,494)

Class A	(9,450)	(17,125)

Advisor Class	(11,229)	(5,291)

Class Z	(174)	(301)

	$(73,445,675)	$(114,225,211)

See Notes to Financial Statements.

2024 Semi-Annual Report	31

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$24.14		$21.77	$33.43	$27.17	$26.03	$28.39

Income from investment operations:

Investment income, net (a)(b)	0.07		0.31	0.38	0.50	0.32	0.51

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.96		2.37	(9.10)	6.32	1.26	(0.95)

Contributions from affiliates	0		0	0	0	.00 (c)	.00 (c)

Total from investment operations	3.03		2.68	(8.72)	6.82	1.58	(0.44)

Less dividends and distributions:

Dividends from net investment income	(0.42)		(0.31)	(0.66)	(0.56)	(0.44)	(0.33)

Distributions from net realized gain on investment transactions	0		0	(2.28)	0	0	(1.59)

Total dividends and distributions	(0.42)		(0.31)	(2.94)	(0.56)	(0.44)	(1.92)

Net asset value, end of period	$26.75		$24.14	$21.77	$33.43	$27.17	$26.03

Total return

Total investment return based on net asset value (d)(e)	12.74%		12.33%	(28.60)%	25.20%	6.04%	(0.91)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,035,372		$951,154	$871,486	$1,225,396	$1,056,249	$1,120,427

Average net assets (000 omitted)	$974,227		$978,225	$1,120,511	$1,252,078	$1,085,654	$1,123,274

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.30%	(f)	1.30%	1.28%	1.28%	1.29%	1.30%

Expenses, before waivers/reimbursements	1.30%	(f)	1.30%	1.29%	1.28%	1.30%	1.30%

Net investment income (b)	0.56%	(f)	1.28%	1.34%	1.50%	1.22%	1.96%

Portfolio turnover rate	39%		58%	57%	68%	85%	92%

See Footnote Summary on page 50.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO CLASS Z

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$24.18		$21.81	$33.50	$27.22	$26.08	$28.43

Income from investment operations:

Net investment income (a)(b)	.09		.30	.45	.59	.39	.57

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.97		2.45	(9.11)	6.32	1.26	(.93)

Contributions from affiliates	0		0	0	0	.00 (c)	.00 (c)

Total from investment operations	3.06		2.75	(8.66)	6.91	1.65	(.36)

Less dividends and distributions:

Dividends from net investment income	(.48)		(.38)	(.75)	(.63)	(.51)	(.40)

Distributions from net realized gain on investment transactions	0		0	(2.28)	0	0	(1.59)

Total dividends and distributions	(.48)		(.38)	(3.03)	(.63)	(.51)	(1.99)

Net asset value, end of period	$26.76		$24.18	$21.81	$33.50	$27.22	$26.08

Total Return

Total investment return based on net asset value (d)(e)	12.88%		12.60%	(28.43)%	25.56%	6.33%	(.66)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$82,326		$96,099	$152,537	$219,793	$181,910	$176,887

Average net assets (000 omitted)	$91,641		$137,783	$198,222	$220,989	$178,143	$175,583
Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.05%	(f)	1.04%	1.03%	1.03%	1.04%	1.04%

Expenses, before waivers/reimbursements	1.05%	(f)	1.05%	1.04%	1.03%	1.04%	1.04%

Net investment income (b)	.72%	(f)	1.24%	1.57%	1.76%	1.50%	2.21%

Portfolio turnover rate	39%		58%	57%	68%	85%	92%

See Footnote Summary on page 50.

See Notes to Financial Statements.

2024 Semi-Annual Report	33

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.36		$13.28	$14.60	$14.52	$14.44	$13.99

Income from investment operations:

Investment income, net (a)	0.19		0.33	0.25	0.24	0.29	0.31

Net realized and unrealized gain (loss) on investment transactions	0.50		0.10	(1.33)	0.08	0.08	0.45

Total from investment operations	0.69		0.43	(1.08)	0.32	0.37	0.76

Less dividends:

Dividends from net investment income	(0.19)		(0.35)	(0.24)	(0.24)	(0.29)	(0.31)

Net asset value, end of period	$13.86		$13.36	$13.28	$14.60	$14.52	$14.44

Total return

Total investment return based on net asset value (d)	5.20%		3.23%	(7.46)%	2.21%	2.59%	5.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$867,725		$831,102	$938,638	$1,228,752	$1,243,747	$1,212,947

Average net assets (000 omitted)	$843,872		$903,282	$1,116,698	$1,252,402	$1,222,654	$1,181,680

Ratio to average net assets of:

Expenses	0.58%	(f)	0.57%	0.55%	0.54%	0.55%	0.55%

Net investment income	2.73%	(f)	2.44%	1.76%	1.66%	1.98%	2.17%

Portfolio turnover rate	14%		31%	23%	27%	16%	24%

See Footnote Summary on page 50.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO CLASS A

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.36		$13.28	$14.60	$14.52	$14.44	$13.99

Income from investment operations:

Net investment income (a)	.17		.31	.22	.22	.26	.28

Net realized and unrealized gain (loss) on investment transactions	.51		.09	(1.33)	.07	.08	.46

Total from investment operations	.68		.40	(1.11)	.29	.34	.74

Less dividends:

Dividends from net investment income	(.18)		(.32)	(.21)	(.21)	(.26)	(.29)

Net asset value, end of period	$13.86		$13.36	$13.28	$14.60	$14.52	$14.44

Total Return

Total investment return based on net asset value (d)	5.10%		3.03%	(7.63)%	2.03%	2.39%	5.30%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$47,241		$43,223	$57,141	$76,220	$82,318	$73,875

Average net assets (000 omitted)	$46,095		$49,135	$64,530	$83,485	$79,385	$66,990

Ratio to average net assets of:

Expenses	.77%	(f)	.76%	.73%	.73%	.73%	.73%

Net investment income	2.54%	(f)	2.24%	1.57%	1.48%	1.79%	1.98%

Portfolio turnover rate	14%		31%	23%	27%	16%	24%

See Footnote Summary on page 50.

See Notes to Financial Statements.

2024 Semi-Annual Report	35

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO CLASS C

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.36		$13.28	$14.59	$14.52	$14.44	$13.98

Income from investment operations:

Net investment income (a)	.12		.20	.12	.11	.15	.18

Net realized and unrealized gain (loss) on investment transactions	.51		.10	(1.32)	.06	.08	.46

Total from investment operations	.63		.30	(1.20)	.17	.23	.64

Less: Dividends

Dividends from net investment income	(.13)		(.22)	(.11)	(.10)	(.15)	(.18)

Net asset value, end of period	$13.86		$13.36	$13.28	$14.59	$14.52	$14.44

Total Return

Total investment return based on net asset value (d)	4.71%		2.25%	(8.26)%	1.19%	1.62%	4.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$2,629		$3,257	$3,652	$4,828	$6,586	$10,910

Average net assets (000 omitted)	$2,639		$3,463	$4,376	$5,934	$9,405	$11,297

Ratio to average net assets of:

Expenses	1.52%	(f)	1.51%	1.49%	1.48%	1.48%	1.49%

Net investment income	1.79%	(f)	1.50%	.82%	.73%	1.05%	1.24%

Portfolio turnover rate	14%		31%	23%	27%	16%	24%

See Footnote Summary on page 50.

See Notes to Financial Statements

36	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO ADVISOR CLASS

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.36		$13.28	$14.60	$14.52	$14.44	$13.99

Income from investment operations:

Net investment income (a)	.19		.34	.26	.25	.29	.31

Net realized and unrealized gain (loss) on investment transactions	.50		.10	(1.33)	.08	.08	.46

Total from investment operations	.69		.44	(1.07)	.33	.37	.77

Less dividends:

Dividends from net investment income	(.19)		(.36)	(.25)	(.25)	(.29)	(.32)

Net asset value, end of period	$13.86		$13.36	$13.28	$14.60	$14.52	$14.44

Total Return

Total investment return based on net asset value (d)	5.24%		3.28%	(7.40)%	2.28%	2.65%	5.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$113,550		$107,640	$102,466	$82,692	$60,140	$38,534

Average net assets (000 omitted)	$109,706		$123,025	$85,505	$70,376	$46,691	$27,392

Ratio to average net assets of:

Expenses	.52%	(f)	.51%	.48%	.48%	.49%	.48%

Net investment income	2.79%	(f)	2.50%	1.86%	1.71%	2.03%	2.21%

Portfolio turnover rate	14%		31%	23%	27%	16%	24%

See Footnote Summary on page 50.

See Notes to Financial Statements.

2024 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.39		$13.37	$14.80	$14.67	$14.57	$14.05

Income from investment operations:

Investment income, net (a)	0.20		0.35	0.28	0.28	0.33	0.34

Net realized and unrealized gain (loss) on investment transactions	0.50		0.03	(1.44)	0.13	0.10	0.52

Total from investment operations	0.70		0.38	(1.16)	0.41	0.43	0.86

Less dividends:

Dividends from net investment income	(0.20)		(0.36)	(0.27)	(0.28)	(0.33)	(0.34)

Net asset value, end of period	$13.89		$13.39	$13.37	$14.80	$14.67	$14.57

Total return

Total investment return based on net asset value (d)	5.24%		2.80%	(7.89)%	2.79%	2.99%	6.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,836,484		$3,824,089	$4,296,196	$5,390,502	$5,035,751	$4,989,558

Average net assets (000 omitted)	$3,846,456		$4,105,175	$5,011,517	$5,276,753	$5,013,687	$5,238,466

Ratio to average net assets of:

Expenses	0.50%	(f)	0.50%	0.47%	0.47%	0.47%	0.47%

Net investment income	2.93%	(f)	2.57%	1.96%	1.89%	2.26%	2.38%

Portfolio turnover rate	19%		24%	15%	22%	20%	22%

See Footnote Summary on page 50.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO CLASS A

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.40		$13.38	$14.81	$14.68	$14.58	$14.06

Income from investment operations:

Net investment income (a)	0.19		0.32	0.25	0.25	0.30	0.31

Net realized and unrealized gain (loss) on investment transactions	0.49		0.03	(1.43)	0.13	0.10	0.53

Total from investment operations	0.68		0.35	(1.18)	0.38	0.40	0.84

Less dividends:

Dividends from net investment income	(0.18)		(0.33)	(0.25)	(0.25)	(0.30)	(0.32)

Net asset value, end of period	$13.90		$13.40	$13.38	$14.81	$14.68	$14.58

Total return

Total investment return based on net asset value (d)	5.13%		2.59%	(8.06)%	2.59%	2.78%	5.99%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$205,329		$215,352	$261,936	$349,953	$271,074	$233,833

Average net assets (000 omitted)	$212,497		$239,010	$303,281	$319,098	$248,192	$221,783

Ratio to average net assets of:

Expenses	0.69%	(f)	0.69%	0.65%	0.66%	0.67%	0.66%

Net investment income	2.74%	(f)	2.37%	1.77%	1.69%	2.04%	2.18%

Portfolio turnover rate	19%		24%	15%	22%	20%	22%

See Footnote Summary on page 50.

See Notes to Financial Statements.

2024 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	DIVERSIFIED MUNICIPAL PORTFOLIO CLASS C

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.40		$13.37	$14.81	$14.68	$14.57	$14.05

Income from investment operations:

Net investment income (a)	.14		.22	.15	.14	.19	.20

Net realized and unrealized gain (loss) on investment transactions	.49		.04	(1.45)	.13	.11	.53

Total from investment operations	.63		.26	(1.30)	.27	.30	.73

Less dividends:

Dividends from net investment income	(.13)		(.23)	(.14)	(.14)	(.19)	(.21)

Net asset value, end of period	$13.90		$13.40	$13.37	$14.81	$14.68	$14.57

Total return

Total investment return based on net asset value (d)	4.74%		1.90%	(8.81)%	1.82%	2.07%	5.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$10,114		$10,185	$13,576	$18,542	$34,743	$42,152

Average net assets (000 omitted)	$10,251		$12,234	$15,772	$28,338	$39,529	$50,386

Ratio to average net assets of:

Expenses	1.44%	(f)	1.44%	1.40%	1.41%	1.43%	1.43%

Net investment income	1.99%	(f)	1.62%	1.02%	.96%	1.30%	1.42%

Portfolio turnover rate	19%		24%	15%	22%	20%	22%

See Footnote Summary on page 50.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO ADVISOR CLASS

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.38		$13.36	$14.79	$14.66	$14.55	$14.04

Income from investment operations:

Net investment income (a)	0.21		0.36	0.29	0.29	0.33	0.34

Net realized and unrealized gain (loss) on investment transactions	0.49		0.02	(1.44)	0.13	0.11	0.52

Total from investment operations	0.70		0.38	(1.15)	0.42	0.44	0.86

Less dividends:

Dividends from net investment income	(0.20)		(0.36)	(0.28)	(0.29)	(0.33)	(0.35)

Net asset value, end of period	$13.88		$13.38	$13.36	$14.79	$14.66	$14.55

Total return

Total investment return based on net asset value (d)	5.27%		2.85%	(7.84)%	2.85%	3.11%	6.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$500,980		$445,885	$477,015	$456,386	$377,082	$278,371

Average net assets (000 omitted)	$480,036		$453,119	$467,739	$419,891	$332,267	$306,629

Ratio to average net assets of:

Expenses	0.44%	(f)	0.44%	0.40%	0.41%	0.43%	0.43%

Net investment income	3.00%	(f)	2.62%	2.04%	1.94%	2.29%	2.40%

Portfolio turnover rate	19%		24%	15%	22%	20%	22%

See Footnote Summary on page 50.

See Notes to Financial Statements.

2024 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	DIVERSIFIED MUNICIPAL PORTFOLIO CLASS Z

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$13.40		$13.38	$14.81	$14.68	$14.58	$14.06

Income from investment operations:

Net investment income (a)	0.21		0.36	0.29	0.29	0.34	0.35

Net realized and unrealized gain (loss) on investment transactions	0.49		0.03	(1.44)	0.13	0.10	0.53

Total from investment operations	0.70		0.39	(1.15)	0.42	0.44	0.88

Less: dividends

Dividends from net investment income	(0.20)		(0.37)	(0.28)	(0.29)	(0.34)	(0.36)

Net asset value, end of period	$13.90		$13.40	$13.38	$14.81	$14.68	$14.58

Total return

Total investment return based on net asset value (d)	5.28%		2.88%	(7.81)%	2.87%	3.08%	6.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$424,285		$449,844	$470,829	$505,365	$509,910	$844,127

Average net assets (000 omitted)	$442,284		$459,325	$500,681	$485,522	$590,892	$776,520

Ratio to average net assets of:

Expenses	0.42%	(f)	0.41%	0.39%	0.38%	0.39%	0.38%

Net investment income	3.02%	(f)	2.65%	2.05%	1.97%	2.34%	2.47%

Portfolio turnover rate	19%		24%	15%	22%	20%	22%

See Footnote Summary on page 50.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$12.96		$12.88		$14.25	$14.04	$14.18	$13.68

Income from investment operations:

Investment income, net (a)	0.18		0.31		0.26	0.27	0.30	0.32

Net realized and unrealized gain (loss) on investment transactions	0.49		0.08		(1.37)	0.20	(0.13)	0.50

Contributions from affiliates	0		.00	(c)	0	0	0	0

Total from investment operations	0.67		0.39		(1.11)	0.47	0.17	0.82

Less dividends:

Dividends from net investment income	(0.17)		(0.31)		(0.26)	(0.26)	(0.31)	(0.32)

Net asset value, end of period	$13.46		$12.96		$12.88	$14.25	$14.04	$14.18

Total return

Total investment return based on net asset value (d)	5.22%		3.07%		(7.89)%	3.38%	1.22%	6.03%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,220,789		$1,195,461		$1,277,132	$1,606,925	$1,585,884	$1,629,139

Average net assets (000 omitted)	$1,216,045		$1,258,015		$1,497,091	$1,623,786	$1,599,889	$1,619,580

Ratio to average net assets of:

Expenses	0.56%	(f)	0.56%		0.54%	0.53%	0.54%	0.53%

Net investment income	2.65%	(f)	2.35%		1.90%	1.86%	2.17%	2.27%

Portfolio turnover rate	14%		20%		14%	18%	18%	18%

See Footnote Summary on page 50.

See Notes to Financial Statements

2024 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO CLASS A

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$12.95		$12.88		$14.25	$14.03	$14.17	$13.68

Income from investment operations:

Net investment income (a)	.16		.28		.23	.24	.28	.29

Net realized and unrealized gain (loss) on investment transactions	.50		.08		(1.37)	.22	(.14)	.49

Contributions from affiliates	0		.00	(c)	0	0	0	0

Total from investment operations	.66		.36		(1.14)	.46	.14	.78

Less dividends:

Dividends from net investment income	(.16)		(.29)		(.23)	(.24)	(.28)	(.29)

Net asset value, end of period	$13.45		$12.95		$12.88	$14.25	$14.03	$14.17

Total Return

Total investment return based on net asset value (d)	5.12%		2.78%		(8.07)%	3.26%	1.03%	5.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$79,517		$79,542		$96,286	$116,552	$117,874	$119,718

Average net assets (000 omitted)	$78,819		$89,695		$105,328	$117,041	$119,315	$121,023

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.76%	(f)	.76%		.73%	.73%	.72%	.74%

Net investment income	2.45%	(f)	2.14%		1.71%	1.67%	1.98%	2.06%

Portfolio turnover rate	14%		20%		14%	18%	18%	18%

See Footnote Summary on page 50.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO CLASS C
	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$12.95		$12.88		$14.25	$14.03	$14.17	$13.68

Income from investment operations:

Net investment income (a)	.11		.18		.13	.13	.17	.18

Net realized and unrealized gain (loss) on investment transactions	.50		.08		(1.37)	.22	(.13)	.49

Contributions from affiliates	0		.00	(c)	0	0	0	0

Total from investment operations	.61		.26		(1.24)	.35	.04	.67

Less: dividends

Dividends from net investment income	(.11)		(.19)		(.13)	(.13)	(.18)	(.18)

Net asset value, end of period	$13.45		$12.95		$12.88	$14.25	$14.03	$14.17

Total Return

Total investment return based on net asset value (d)	4.72%		2.01%		(8.76)%	2.47%	.27%	4.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$2,677		$3,597		$5,515	$8,982	$19,813	$27,143

Average net assets (000 omitted)	$2,918		$4,655		$7,393	$15,076	$23,921	$29,799

Ratio to average net assets of:

Expenses	1.51%	(f)	1.51%		1.48%	1.48%	1.48%	1.49%

Net investment income	1.69%	(f)	1.38%		.95%	.93%	1.23%	1.31%

Portfolio turnover rate	14%		20%		14%	18%	18%	18%

See Footnote Summary on page 50.

See Notes to Financial Statements.

2024 Semi-Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO ADVISOR CLASS
	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$12.95		$12.88		$14.24	$14.03	$14.17	$13.68

Income from investment operations:

Net investment income (a)	.18		.32		.27	.27	.31	.32

Net realized and unrealized gain (loss) on investment transactions	.50		.07		(1.36)	.21	(.13)	.49

Contributions from affiliates	0		.00	(c)	0	0	0	0

Total from investment operations	.68		.39		(1.09)	.48	.18	.81

Less dividends:

Dividends from net investment income	(.18)		(.32)		(.27)	(.27)	(.32)	(.32)

Net asset value, end of period	$13.45		$12.95		$12.88	$14.24	$14.03	$14.17

Total Return

Total investment return based on net asset value (d)	5.25%		3.04%		(7.77)%	3.44%	1.28%	6.00%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$66,025		$62,682		$61,511	$67,388	$64,546	$57,173

Average net assets (000 omitted)	$63,460		$61,081		$64,326	$62,323	$63,077	$45,530

Ratio to average net assets of:

Expenses	.51%	(f)	.51%		.48%	.48%	.47%	.49%

Net investment income	2.70%	(f)	2.40%		1.96%	1.91%	2.22%	2.30%

Portfolio turnover rate	14%		20%		14%	18%	18%	18%

See Footnote Summary on page 50.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO INTERMEDIATE DURATION CLASS

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$10.79		$11.13	$13.49	$14.02	$13.54	$12.76

Income from investment operations:

Investment income, net (a)	0.23		0.39	0.21	0.25	0.35	0.38

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.45		(0.34)	(2.23)	(0.28)	0.51	0.83

Contributions from affiliates	0		0	0	0	0	0.00 (c)

Total from investment operations	0.68		0.05	(2.02)	(0.03)	0.86	1.21

Less dividends and distributions:

Dividends from net investment income	(0.23)		(0.39)	(0.21)	(0.26)	(0.38)	(0.43)

Distributions from net realized gain on investment transactions	0		0	(0.13)	(0.24)	0	0

Total dividends and distributions	(0.23)		(0.39)	(0.34)	(0.50)	(0.38)	(0.43)

Net asset value, end of period	$11.24		$10.79	$11.13	$13.49	$14.02	$13.54

Total return

Total investment return based on net asset value (d)	6.36%		0.43%	(15.25)%	(0.23)%	6.35%	9.70%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,781,841		$3,271,751	$3,089,962	$3,845,735	$3,696,937	$3,416,459

Average net assets (000 omitted)	$3,512,299		$3,218,725	$3,542,155	$3,818,467	$3,503,078	$3,289,133

Ratio to average net assets of:

Expenses	0.57%	(f)	0.58%	0.56%	0.56%	0.57%	0.57%

Net investment income	4.17%	(f)	3.50%	1.65%	1.81%	2.54%	2.95%

Portfolio turnover rate (g)	101%		187%	122%	123%	72%	62%

See Footnote Summary on page 50.

See Notes to Financial Statements.

2024 Semi-Annual Report	47

Financial Highlights (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	INTERMEDIATE DURATION PORTFOLIO CLASS A

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	7/23/19(h) TO 9/30/19

Net asset value, beginning of period	$10.80		$11.14	$13.50	$14.03	$13.55	$13.36

Income from investment operations:

Net investment income (a)	.21	(b)	.35 (b)	.16 (b)	.18 (b)	.15	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.45		(.34)	(2.22)	(.29)	.52	.18

Total from investment operations	.66		.01	(2.06)	(.11)	.67	.22

Less dividends and distributions:

Dividends from net investment income	(.21)		(.35)	(.17)	(.18)	(.19)	(.03)

Distributions from net realized gain on investment transactions	0		0	(.13)	(.24)	0	0

Total dividends and distributions	(.21)		(.35)	(.30)	(.42)	(.19)	(.03)

Net asset value, end of period	$11.25		$10.80	$11.14	$13.50	$14.03	$13.55

Total Return

Total investment return based on net asset value (d)	6.17%		.10%	(15.54)%	(.86)%	5.08%	1.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$501		$481	$572	$1,741	$693	$10

Average net assets (000 omitted)	$493		$537	$746	$1,438	$170	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.91%	(f)	.91%	.90%	1.03%	1.82%	2.00%	(f)

Expenses, before waivers/reimbursements	3.93%	(f)	6.62%	5.51%	3.95%	1.82%	2.00%	(f)

Net investment income	3.81%	(b)(f)	3.14% (b)	1.26% (b)	1.29% (b)	1.11%	1.34%	(f)

Portfolio turnover rate (g)	101%		187%	122%	123%	72%	62%

See Footnote Summary on page 50.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO ADVISOR CLASS

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	7/23/19(h) TO 9/30/19

Net asset value, beginning of period	$10.79		$11.13	$13.49	$14.03	$13.55	$13.36

Income from investment operations:

Net investment income (a)	.23	(b)	.40 (b)	.20 (b)	.21 (b)	.20	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44		(.36)	(2.23)	(.29)	.51	.19

Total from investment operations	.67		.04	(2.03)	(.08)	.71	.23

Less dividends and distributions:

Dividends from net investment income	(.22)		(.38)	(.20)	(.22)	(.23)	(.04)

Distributions from net realized gain on investment transactions	0		0	(.13)	(.24)	0	0

Total dividends and distributions	(.22)		(.38)	(.33)	(.46)	(.23)	(.04)

Net asset value, end of period	$11.24		$10.79	$11.13	$13.49	$14.03	$13.55

Total Return

Total investment return based on net asset value (d)	6.31%		.36%	(15.33)%	(.62)%	5.28%	1.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$548		$543	$9	$11	$11	$10

Average net assets (000 omitted)	$549		$139	$11	$11	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.66%	(f)	.66%	.66%	.86%	1.64%	1.75%	(f)

Expenses, before waivers/reimbursements	3.69%	(f)	5.32%	5.53%	3.36%	1.64%	1.75%	(f)

Net investment income	4.07%	(b)(f)	3.71% (b)	1.60% (b)	1.51% (b)	1.47%	1.64%	(f)

Portfolio turnover rate (g)	101%		187%	122%	123%	72%	62%

See Footnote Summary on page 50.

See Notes to Financial Statements.

2024 Semi-Annual Report	49

Financial Highlights (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	INTERMEDIATE DURATION PORTFOLIO CLASS Z
	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	7/23/19(h) TO 9/30/19

Net asset value, beginning of period	$10.79		$11.13		$13.49	$14.03	$13.55	$13.36

Income from investment operations:

Net investment income (a)	.23	(b)	.39	(b)	.21 (b)	.24 (b)	.31	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.45		(.33)		(2.23)	(.29)	.51	.18

Total from investment operations	.68		.06		(2.02)	(.05)	.82	.25

Less: dividends and distributions:

Dividends from net investment income	(.23)		(.40)		(.21)	(.25)	(.34)	(.06)

Distributions from net realized gain on investment transactions	0		0		(.13)	(.24)	0	0

Total dividends and distributions	(.23)		(.40)		(.34)	(.49)	(.34)	(.06)

Net asset value, end of period	$11.24		$10.79		$11.13	$13.49	$14.03	$13.55

Total Return

Total investment return based on net asset value (d)	6.36%		.47%	(i)	(15.26)% (i)	(.40)%	6.16%	1.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$8		$8		$8	$10	$10	$10

Average net assets (000 omitted)	$8		$8		$9	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.57%	(f)	.57%		.57%	.63%	.82%	.77%	(f)

Expenses, before waivers/reimbursements	1.94%	(f)	3.50%		3.01%	1.87%	.82%	.77%	(f)

Net investment income	4.18%	(b)(f)	3.50%	(b)	1.69% (b)	1.74% (b)	2.30%	2.62%	(f)

Portfolio turnover rate (g)	101%		187%		122%	123%	72%	62%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the years ended September 30, 2023, September 30, 2022 and September 30, 2020, by 0.01%, 0.07% and 0.32%, respectively.
(f)	Annualized
(g)	The Portfolio accounts for dollar roll transactions as purchases and sales.
(h)	Commencement of distributions.
(i)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

50	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 9 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

EMERGING MARKETS PORTFOLIO	SHARE CLASSES OFFERED

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIO

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

*	Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Emerging Markets Portfolio, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios are presented in separate financial reports. Class B and Class T shares of the Fixed Income Municipal Portfolios have been authorized but currently are not offered. Class Z shares for California Municipal Portfolio and New York Municipal Portfolio have been authorized but currently are not offered. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolios’ Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolios’ valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolios’ portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the

2024 Semi-Annual Report	51

Notes to Financial Statements (continued)

securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar

52	Sanford C. Bernstein Fund, Inc.

investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2024:

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL

Assets:
Common Stocks:

Information Technology	$28,870,282	$267,210,183		$0		$296,080,465

Financials	79,982,149	212,054,724		0	(a)	292,036,873

Consumer Discretionary	30,706,933	121,394,529		0		152,101,462

Communication Services	14,001,541	54,227,251		0		68,228,792

Utilities	14,288,022	38,973,893		0		53,261,915

Materials	10,460,540	41,263,797		0		51,724,337

Industrials	14,131,151	35,676,077		0	(a)	49,807,228

Real Estate	18,496,070	24,545,054		0		43,041,124

Energy	15,768,358	15,078,463		0	(a)	30,846,821

Consumer Staples	11,171,980	18,961,512		0	(a)	30,133,492

Health Care	4,558,091	10,709,661		0		15,267,752

Equity Linked Notes	0	20,153,799		0		20,153,799

Short-Term Investments	15,045,254	0		0		15,045,254

Total Investments in Securities	257,480,371	860,248,943	(b)	0	(a)	1,117,729,314

2024 Semi-Annual Report	53

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Other Financial Instruments (c):

Assets:

Forward Currency Exchange Contracts	$0	$2,390,453	$0		$2,390,453

Liabilities:

Forward Currency Exchange Contracts	0	(2,137,355)	0		(2,137,355)

Total	$257,480,371	$860,502,041	$0	(a)	$1,117,982,412

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$982,415,147	$0		$982,415,147

Short-Term Municipal Notes	0	21,144,000	0		21,144,000

Commercial Mortgage-Backed Securities	0	33,924,930	0		33,924,930

Asset-Backed Securities	0	2,411,478	0		2,411,478

Governments—Treasuries	0	2,181,047	0		2,181,047

Collateralized Mortgage Obligations	0	240,208	0		240,208

Total Investments in Securities	0	1,042,316,810	0		1,042,316,810

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	7,193,505	0		7,193,505	(d)

Centrally Cleared Interest Rate Swaps	0	644,134	0		644,134	(d)

Interest Rate Swaps	0	1,192,171	0		1,192,171

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(1,700,090)	0		(1,700,090	)(d)

Centrally Cleared Interest Rate Swaps	0	(10,122)	0		(10,122	)(d)

Credit Default Swaps	0	(179,938)	0		(179,938)

Total	$0	$1,049,456,470	$0		$1,049,456,470

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$4,702,089,980	$0		$4,702,089,980

Short-Term Municipal Notes	0	83,836,000	0		83,836,000

Commercial Mortgage-Backed Securities	0	59,999,242	0		59,999,242

Corporates—Investment Grade	0	53,391,923	0		53,391,923

Asset-Backed Securities	0	30,442,314	0		30,442,314

Corporates—Non-Investment Grade	0	12,808,953	0		12,808,953

Collateralized Mortgage Obligations	0	1,705,337	0		1,705,337

Total Investments in Securities	0	4,944,273,749	0		4,944,273,749

54	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (c):

Assets:

Centrally Cleared Credit Default Swaps	$0	$510,203	$0	$510,203	(d)

Centrally Cleared Inflation (CPI) Swaps	0	51,463,530	0	51,463,530	(d)

Interest Rate Swaps	0	5,497,740	0	5,497,740

Liabilities:

Centrally Cleared Credit Default Swaps	0	(4,159,045)	0	(4,159,045	)(d)

Centrally Cleared Inflation (CPI) Swaps	0	(11,549,477)	0	(11,549,477	)(d)

Centrally Cleared Interest Rate Swaps	0	(1,028,470)	0	(1,028,470	)(d)

Credit Default Swaps	0	(751,827)	0	(751,827)

Total	$0	$4,984,256,403	$0	$4,984,256,403

NEW YORK MUNICIPAL PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,249,627,709	$0	$1,249,627,709

Short-Term Municipal Notes	0	74,003,000	0	74,003,000

Asset-Backed Securities	0	4,332,792	0	4,332,792

Governments—Treasuries	0	2,209,867	0	2,209,867

Commercial Mortgage-Backed Securities	0	931,075	101,218	1,032,293

Collateralized Mortgage Obligations	0	314,764	0	314,764

Total Investments in Securities	0	1,331,419,207	101,218	1,331,520,425

Other Financial Instruments (c):

Assets:

Centrally Cleared Interest Rate Swaps	0	688,632	0	688,632	(d)

Interest Rate Swaps	0	1,633,163	0	1,633,163

Liabilities:

Centrally Cleared Interest Rate Swaps	0	(1,294,805)	0	(1,294,805	)(d)

Credit Default Swaps	0	(251,175)	0	(251,175)

Total	$0	$1,332,195,022	$101,218	$1,332,296,240

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$1,426,724,206	$0	$1,426,724,206

Corporates—Investment Grade	0	785,255,331	0	785,255,331

Mortgage Pass-Throughs	0	705,160,126	0	705,160,126

Collateralized Mortgage Obligations	0	256,923,808	0	256,923,808

Asset-Backed Securities	0	181,381,481	16,119,813	197,501,294

Collateralized Loan Obligations	0	104,890,804	0	104,890,804

Commercial Mortgage-Backed Securities	0	95,949,114	0	95,949,114

Inflation-Linked Securities	0	45,597,916	0	45,597,916

Agencies	0	36,091,384	0	36,091,384

2024 Semi-Annual Report	55

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Local Governments—US Municipal Bonds	$0	$22,330,553	$0	$22,330,553

Corporates—Non-Investment Grade	0	20,661,853	0	20,661,853

Quasi-Sovereigns	0	14,178,214	0	14,178,214

Emerging Markets—Corporate Bonds	0	9,980,772	0	9,980,772

Emerging Markets—Sovereigns	0	3,431,145	0	3,431,145

Governments—Sovereign Bonds	0	1,985,775	0	1,985,775

Common Stocks	0	0	1,477,319	1,477,319

Short-Term Investments	0	343,068,503	0	343,068,503

Total Investments in Securities	0	4,053,610,985	17,597,132	4,071,208,117

Other Financial Instruments (c):

Assets:

Futures	1,458,343	0	0	1,458,343	(d)

Forward Currency Exchange Contracts	0	238,757	0	238,757

Centrally Cleared Interest Rate Swaps	0	2,538,256	0	2,538,256	(d)

Liabilities:

Futures	(81,710)	0	0	(81,710	)(d)

Credit Default Swaps	0	(765,790)	0	(765,790)

Total	$1,376,633	$4,055,622,208	$17,597,132	$4,074,595,973

(a)	The Portfolio held securities with zero market value at period end.

(b)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(c)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(d)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

56	Sanford C. Bernstein Fund, Inc.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Emerging Markets Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2023, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the Emerging Markets Portfolio is intended to be declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Emerging Markets Portfolio will be paid to shareholders at least once a year.

2024 Semi-Annual Report	57

Notes to Financial Statements (continued)

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I.	Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Emerging Markets			0.950%	0.900%	0.850%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
California Municipal and New York Municipal		0.425%	0.375%	0.325%	0.275%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

		FIRST $2.5 BILLION	NEXT $2.5 BILLION	NEXT $3 BILLION	THEREAFTER
Intermediate Duration		0.450%	0.400%	0.350%	0.300%

The Adviser has agreed to waive its fees and bear certain expenses of the Intermediate Duration Portfolio to the extent necessary to limit the total other expenses (exclusive of advisory fees, distribution and/or service (Rule 12b-1) fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. For the six months ended March 31, 2024, such reimbursements/waivers amounted to $15,841. The Expense Caps may not be terminated by the Adviser before January 28, 2025.

58	Sanford C. Bernstein Fund, Inc.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio, except the Emerging Markets Portfolio, to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

Under a Transfer Agency Agreement between the Fund on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2024, the compensation retained by ABIS amounted to: Emerging Markets Portfolio, $9,164; California Municipal Portfolio, $8,958; Diversified Municipal Portfolio, $74,090; New York Municipal Portfolio, $9,141 and Intermediate Duration Portfolio, $9,000.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Intermediate Municipal Portfolios and the Fixed Income Taxable Portfolios and Class Z Shares of the Emerging Markets Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class C Shares of the respective average daily net assets attributable to the Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Fund, that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	NEW YORK MUNICIPAL
Class C	$1,341,630	$3,224,198	$2,417,643

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

2024 Semi-Annual Report	59

Notes to Financial Statements (continued)

E.	Investments in Affiliated Issuers

The Emerging Markets Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the six months ended March 31, 2024, such waivers amounted to $8,827.

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the six months ended March 31, 2024 is as follows:

PORTFOLIO	MARKET VALUE 9/30/23 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/24 (000)	DIVIDEND INCOME (000)

Emerging Markets	$15,930	$161,906	$162,791	$15,045	$312

During the year ended September 30, 2023, the Adviser reimbursed the New York Municipal Portfolio $338 for trading losses incurred due to trade entry errors.

F.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. The Intermediate Municipal Portfolio’s Class A shares are sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%.

Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C Shares for the six months ended March 31, 2024, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS C
Diversified Municipal	$0	$1,810	$748

New York Municipal	0	859	8

Intermediate Duration	10	0	0

60	Sanford C. Bernstein Fund, Inc.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2024, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Emerging Markets	$408,998,372	$0	$468,493,115	$0

California Municipal	149,534,384	0	131,112,084	75,751

Diversified Municipal	889,676,072	8,453,640	1,003,039,889	367,815

New York Municipal	170,453,449	0	196,877,617	150,261

Intermediate Duration	344,372,768	3,604,579,242	337,977,019	3,169,551,135

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Emerging Markets	$239,624,791	$(65,040,108)	$174,584,683

California Municipal	18,636,225	(32,174,147)	(13,537,922)

Diversified Municipal	108,609,031	(145,687,577)	(37,078,546)

New York Municipal	12,519,016	(36,339,864)	(23,820,848)

Intermediate Duration	33,962,838	(213,975,819)	(180,012,981)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Portfolios agree to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2024 Semi-Annual Report	61

Notes to Financial Statements (continued)

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2024, the Intermediate Duration Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Emerging Markets Portfolio and Intermediate Duration Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, Emerging Markets Portfolio may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2024, the Emerging Markets Portfolio and Intermediate Duration Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities,

62	Sanford C. Bernstein Fund, Inc.

where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit with the broker or segregates at is custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Portfolios agree to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2024, the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held interest rate swaps for hedging purposes, Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2024, the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held inflation (CPI) swaps for hedging purposes.

2024 Semi-Annual Report	63

Notes to Financial Statements (continued)

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2024, the Diversified Municipal Portfolio and Intermediate Duration Portfolio held credit default swaps for hedging and non-hedging purposes. California Municipal Portfolio and New York Municipal Portfolio held credit default swaps for non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

64	Sanford C. Bernstein Fund, Inc.

During the six months ended March 31, 2024, the Portfolios had entered into the following derivatives:

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,390,453	Unrealized depreciation on forward currency exchange contracts	$2,137,355

Total		$2,390,453		$2,137,355

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$1,250,184	$(1,204,159)

Total		$1,250,184	$(1,204,159)

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$7,837,639	*	Payable for variation margin on centrally cleared swaps	$1,703,981	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,192,171

Credit contracts				Market value on credit default swaps	179,938

Total		$9,029,810			$1,883,919

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$1,214,371	$(1,011,066)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	34,630	29,472

Total		$1,249,001	$(981,594)

2024 Semi-Annual Report	65

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Credit contracts	Unrealized appreciation on credit default swap contracts	$7,914	*	Unrealized depreciation on credit default swap contracts	$2,959,401	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	51,463,530	*	Payable for variation margin on centrally cleared swaps	12,547,931	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	5,497,740

Credit contracts				Market value on credit default swaps	751,827

Total		$56,969,184			$16,259,159

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$(3,141,350)	$3,969,581

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(535,834)	(2,835,636)

Total		$(3,677,184)	$1,133,945

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$688,632	*	Payable for variation margin on centrally cleared swaps	$1,294,805	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,633,163

Credit contracts				Market value on credit default swaps	251,175

Total		$2,321,795			$1,545,980

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

66	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$8,982,918	$(9,621,078)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	33,989	39,529

Total		$9,016,907	$(9,581,549)

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$1,458,343	*	Payable for variation margin on futures	$81,710	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	921,180	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	238,757

Credit contracts				Market value on credit default swaps	765,790

Total		$2,618,280			$847,500

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(914,369)	$11,548,018

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	73,781	(822,331)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	382,164	(536,022)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	141,429	131,051

Total		$(316,995)	$10,320,716

2024 Semi-Annual Report	67

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$329,180,192

Average principal amount of sale contracts	$298,699,550

CALIFORNIA MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$12,395,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$45,171,429

Centrally Cleared Inflation Swaps:

Average notional amount	$103,740,000

Credit Default Swaps:

Average notional amount of sale contracts	$1,477,343

DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$57,160,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$111,728,571

Centrally Cleared Inflation Swaps:

Average notional amount	$676,320,000

Credit Default Swaps:

Average notional amount of sale contracts	$6,172,684

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$46,192,286

Average notional amount of sale contracts	$6,839,910	(a)

(a)	Positions were open for one month during the period.

NEW YORK MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$16,980,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$73,371,429

Centrally Cleared Inflation Swaps:

Average notional amount	$190,640,000	(a)

Credit Default Swaps:

Average notional amount of sale contracts	$2,062,222

(a)	Positions were open for less than one month during the period.

68	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO

Futures:

Average notional amount of buy contracts	$666,491,350

Average notional amount of sale contracts	$181,654,330	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$5,667,004	(b)

Average principal amount of sale contracts	$25,464,837

Centrally Cleared Interest Rate Swaps:

Average notional amount	$19,060,000

Credit Default Swaps:

Average notional amount of sale contracts	$6,287,330

(a)	Positions were open for less than one month during the period.

(b)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

EMERGING MARKETS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$62,387	$(27,414)	$0	$0	$34,973

Barclays Bank PLC	120,723	0	0	0	120,723

BNP Paribas SA	159,219	(159,219)	0	0	0

Citibank, NA	707,711	(66,691)	(600,000)	0	41,020

Deutsche Bank AG	617,634	(288,593)	0	0	329,041

Goldman Sachs Bank USA	7,507	(7,507)	0	0	0

JPMorgan Chase Bank, NA	220,198	(37,291)	0	0	182,907

Morgan Stanley Capital Services, Inc.	18,350	(18,350)	0	0	0

Natwest Markets PLC	255,435	0	0	0	255,435

State Street Bank & Trust Co.	75,334	(75,334)	0	0	0

UBS AG	145,955	0	0	0	145,955

Total	$2,390,453	$(680,399)	$(600,000)	$0	$1,110,054	^

2024 Semi-Annual Report	69

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$27,414	$(27,414)	$0	$0	$0

BNP Paribas SA	245,556	(159,219)	0	0	86,337

Citibank, NA	66,691	(66,691)	0	0	0

Deutsche Bank AG	288,593	(288,593)	0	0	0

Goldman Sachs Bank USA	622,032	(7,507)	(410,000)	0	204,525

JPMorgan Chase Bank, NA	37,291	(37,291)	0	0	0

Morgan Stanley Capital Services, Inc.	556,342	(18,350)	(320,000)	0	217,992

State Street Bank & Trust Co.	293,436	(75,334)	0	0	218,102

Total	$2,137,355	$(680,399)	$(730,000)	$0	$726,956	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

CALIFORNIA MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$1,192,171	$(29,517)	$(961,000)	$0	$201,654

Total	$1,192,171	$(29,517)	$(961,000)	$0	$201,654	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$29,517	$(29,517)	$0	$0	$0

Credit Suisse International	89,344	0	(89,344)	0	0

Goldman Sachs International	61,077	0	0	(61,077)	0

Total	$179,938	$(29,517)	$(89,344)	$(61,077)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

70	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$5,497,740	$(123,857)	$(5,373,883)	$0	$0

Total	$5,497,740	$(123,857)	$(5,373,883)	$0	$0	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$123,857	$(123,857)	$0	$0	$0

Credit Suisse International	479,421	0	(479,421)	0	0

Goldman Sachs International	148,549	0	(148,549)	0	0

Total	$751,827	$(123,857)	$(627,970)	$0	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NEW YORK MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$1,633,163	$(41,380)	$(1,490,000)	$0	$101,783

Total	$1,633,163	$(41,380)	$(1,490,000)	$0	$101,783	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$41,380	$(41,380)	$0	$0	$0

Credit Suisse International	168,983	0	(168,983)	0	0

Goldman Sachs International	40,812	0	0	(40,812)	0

Total	$251,175	$(41,380)	$(168,983)	$(40,812)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2024 Semi-Annual Report	71

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Deutsche Bank AG	$238,757	$0	$0	$0	$238,757

Total	$238,757	$0	$0	$0	$238,757	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citigroup Global Markets, Inc.	$90,822	$0	$0	$(90,822)	$0

Credit Suisse International	78,105	0	0	(78,105)	0

Goldman Sachs International	483,507	0	0	(483,507)	0

Morgan Stanley Capital Services LLC	113,356	0	0	(113,356)	0

Total	$765,790	$0	$0	$(765,790)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Emerging Markets and Intermediate Duration Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between

72	Sanford C. Bernstein Fund, Inc.

the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2024, Intermediate Duration Portfolio earned drop income of $34,588, which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

PORTFOLIO	2023	2022
Emerging Markets

Distributions paid from:

Ordinary income	$14,810,926	$31,590,201

Long-term capital gains	0	96,118,112

Total distributions paid	$14,810,926	$127,708,313

California Municipal

Distributions paid from:

Ordinary income	$2,336,350	$577,641

Long-term capital gains	0	0

Total taxable distributions	2,336,350	577,641

Tax exempt distributions	25,363,627	20,878,576

Total distributions paid	$27,699,977	$21,456,217

Diversified Municipal

Distributions paid from:

Ordinary income	$9,540,555	$3,126,374

Long-term capital gains	0	0

Total taxable distributions	9,540,555	3,126,374

Tax exempt distributions	127,966,366	117,272,032

Total distributions paid	$137,506,921	$120,398,406

New York Municipal

Distributions paid from:

Ordinary income	$2,608,675	$938,188

Long-term capital gains	0	0

Total taxable distributions	2,608,675	938,188

Tax exempt distributions	31,200,078	30,193,428

Total distributions paid	$33,808,753	$31,131,616

Intermediate Duration

Distributions paid from:

Ordinary income	$114,225,211	$59,305,742

Long-term capital gains	0	37,219,499

Total distributions paid	$114,225,211	$96,525,241

2024 Semi-Annual Report	73

Notes to Financial Statements (continued)

As of September 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS (DEFICIT)(d)
Emerging Markets	$16,217,037	$0	$(155,737,250)	$48,112,381	$(91,407,832)

California Municipal	100,479	0	(10,509,185)	(50,307,804)	(60,716,510)

Diversified Municipal	723,021	0	(68,231,702)	(246,095,571)	(313,604,252)

New York Municipal	573,678	0	(26,375,493)	(69,507,657)	(95,309,472)

Intermediate Duration	122,595	0	(344,517,000)	(339,279,724)	(683,674,129)

(a)	Includes tax exempt income as shown below:

California Municipal	100,479

Diversified Municipal	723,021

New York Municipal	573,678

(b)

As of September 30, 2023 certain Portfolios had capital loss carryforwards for federal income tax purposes. As of September 30, 2023 Intermediate Duration Portfolio deferred $21,047 in straddle losses.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of Puerto Rico bonds, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, and dividends payable to shareholders.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2023, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Emerging Markets	98,191,791	57,545,459

California Municipal	10,509,185	0

Diversified Municipal	51,270,479	16,961,223

New York Municipal	25,268,373	1,107,120

Intermediate Duration Portfolio	137,941,724	206,554,229

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolios’ returns may be adversely affected, including to such an extent that the Portfolios may be unable to maintain positive returns. The Portfolios may be subject to a greater risk of rising interest rates than would normally be the case due to the recent

74	Sanford C. Bernstein Fund, Inc.

tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the spread of an infectious coronavirus (COVID-19) The ultimate long-term economic fallout from COVID-19, and the long-term impact on economies, markets, industries and individual issuers, are not known. To the extent the Portfolios invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates.

2024 Semi-Annual Report	75

Notes to Financial Statements (continued)

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are not “diversified”, meaning they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ NAV.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty (the party on the other side of the transaction), derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration

76	Sanford C. Bernstein Fund, Inc.

requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively- managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller and may not be liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining

2024 Semi-Annual Report	77

Notes to Financial Statements (continued)

value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolios’ foreign investments when converted to U.S. Dollars.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts (including war or civil disturbance and acts of terrorism); cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically changing interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. The United States government has in the recent past acted to prohibit U.S. persons, such as the Portfolios, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolios’ opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity

78	Sanford C. Bernstein Fund, Inc.

and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine and the conflict in Israel, Gaza and surrounding areas, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s invasion of Ukraine commencing in February of 2022, the United States, the European Union and other countries instituted numerous sanctions against Russia and Belarus and certain companies and individuals. Russia in turn has taken a large number of retaliatory actions, some of which effectively froze Russian securities held by U.S. investors (including U.S. funds such as the Portfolios) and investors in other countries viewed as “unfriendly” by Russia, including securities represented by depositary receipts, effectively precluding the Portfolios from buying, selling, receiving or delivering those securities or accessing income received on such securities. Since then, Russian securities held by investors in the U.S. and other jurisdictions viewed as “unfriendly” by Russia have lost all, or nearly all, of their market value, and many other issuers, securities and markets have been adversely affected. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk—There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. From time to time, the US government and the U.S Congress considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Capitalization Risk—Investments in small and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources. The prices of securities of mid-capitalization companies are more volatile than those of large-capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of mid-capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolios may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolios more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

LIBOR Replacement Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight

2024 Semi-Annual Report	79

Notes to Financial Statements (continued)

Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 14.9 billion shares of common stock, par value $0.001 per share, of which 8.6 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	ADVISOR CLASS SHARES	CLASS R SHARES	CLASS Z SHARES	CLASS T SHARES	TOTAL
Emerging Markets	200	0	0	0	0	0	300	0	500

California Municipal	200	200	200	200	200	0	200	300	1,500

Diversified Municipal	800	400	400	400	400	0	600	300	3,300

New York Municipal	400	200	200	200	200	0	200	300	1,700

Intermediate Duration	600	300	0	0	300	0	400	0	1,600

80	Sanford C. Bernstein Fund, Inc.

Share transactions for each Portfolio for the six months ended March 31, 2024 and the year ended September 30, 2023, were as follows:

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23
Emerging Markets Class Shares

Shares sold	2,469,385	5,171,577	$61,151,970	$125,393,994

Shares issued to shareholders on reinvestment of dividends	517,189	395,029	12,376,333	9,370,090

Shares redeemed	(3,683,277)	(6,203,393)	(91,739,526)	(151,436,713)

Net decrease	(696,703)	(636,787)	$(18,211,223)	$(16,672,629)

Class Z Shares

Shares sold	21,269	44,720	$518,085	$1,097,000

Shares issued to shareholders on reinvestment of dividends	79,491	112,430	1,901,430	2,665,705

Shares redeemed	(998,683)	(3,175,519)	(24,359,094)	(79,142,574)

Net decrease	(897,923)	(3,018,369)	$(21,939,579)	$(75,379,869)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23
Municipal Class Shares

Shares sold	20,613,777	30,876,806	$282,547,107	$418,356,489

Shares issued to shareholders on reinvestment of dividends	634,141	1,266,740	8,693,689	17,257,123

Shares redeemed	(20,859,227)	(40,594,131)	(284,917,502)	(549,746,525)

Net increase (decrease)	388,691	(8,450,585)	$6,323,294	$(114,132,913)

Class A Shares

Shares sold	960,639	620,818	$13,009,966	$8,422,885

Shares issued to shareholders on reinvestment of dividends	29,762	61,249	407,804	834,476

Shares converted from Class C	36,857	16,104	492,669	220,521

Shares redeemed	(854,836)	(1,764,283)	(11,589,644)	(23,862,422)

Net increase (decrease)	172,422	(1,066,112)	$2,320,795	$(14,384,540)

2024 Semi-Annual Report	81

Notes to Financial Statements (continued)

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23
Class C Shares

Shares sold	31,686	50,418	$433,054	$687,219

Shares issued to shareholders on reinvestment of dividends	1,118	2,412	15,308	32,855

Shares converted to Class A	(36,859)	(16,104)	(492,669)	(220,521)

Shares redeemed	(50,037)	(67,850)	(681,333)	(922,712)

Net decrease	(54,092)	(31,124)	$(725,640)	$(423,159)

Advisor Class Shares

Shares sold	3,210,954	5,369,668	$43,365,324	$72,814,839

Shares issued to shareholders on reinvestment of dividends	71,797	138,514	983,993	1,887,548

Shares redeemed	(3,147,671)	(5,165,033)	(42,491,756)	(70,122,339)

Net increase	135,080	343,149	$1,857,561	$4,580,048

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23
Municipal Class Shares

Shares sold	64,627,634	96,718,598	$888,278,048	$1,317,807,308

Shares issued to shareholders on reinvestment of dividends	2,921,036	5,686,092	40,143,516	77,761,683

Shares redeemed	(76,924,314)	(138,247,573)	(1,056,348,846)	(1,882,055,184)

Net decrease	(9,375,644)	(35,842,883)	$(127,927,282)	$(486,486,193)

Class A Shares

Shares sold	1,265,239	5,061,562	$17,328,499	$69,060,275

Shares issued to shareholders on reinvestment of dividends	127,825	250,522	1,757,967	3,427,931

Shares converted from Class C	59,459	109,610	814,309	1,492,179

Shares redeemed	(2,751,326)	(8,933,707)	(37,733,531)	(122,020,374)

Net decrease	(1,298,803)	(3,512,013)	$(17,832,756)	$(48,039,989)

Class C Shares

Shares sold	79,938	217,083	$1,101,912	$2,958,494

Shares issued to shareholders on reinvestment of dividends	5,589	11,244	76,851	153,794

Shares converted to Class A	(59,491)	(109,644)	(814,309)	(1,492,179)

Shares redeemed	(58,465)	(373,690)	(804,787)	(5,114,086)

Net decrease	(32,429)	(255,007)	$(440,333)	$(3,493,977)

82	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23
Advisor Class Shares

Shares sold	9,617,532	17,069,504	$131,422,222	$233,009,960

Shares issued to shareholders on reinvestment of dividends	319,795	547,907	4,395,032	7,485,665

Shares redeemed	(7,165,666)	(20,008,888)	(97,736,114)	(272,470,483)

Net increase (decrease)	2,771,661	(2,391,477)	$38,081,140	$(31,974,858)

Class Z Shares

Shares sold	5,453,804	8,816,897	$74,463,144	$120,220,798

Shares issued to shareholders on reinvestment of dividends	390,274	769,265	5,365,063	10,529,044

Shares redeemed	(8,890,243)	(11,216,362)	(122,026,531)	(152,788,286)

Net decrease	(3,046,165)	(1,630,200)	$(42,198,324)	$(22,038,444)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23
Municipal Class Shares

Shares sold	29,615,022	42,388,211	$393,968,586	$555,942,293

Shares issued to shareholders on reinvestment of dividends	893,072	1,714,656	11,886,106	22,666,327

Shares redeemed	(32,067,871)	(50,960,993)	(426,216,230)	(668,327,906)

Net decrease	(1,559,777)	(6,858,126)	$(20,361,538)	$(89,719,286)

Class A Shares

Shares sold	424,090	494,415	$5,684,317	$6,524,957

Shares issued to shareholders on reinvestment of dividends	47,251	98,090	628,784	1,296,066

Shares converted from Class C	63,082	76,036	828,499	1,005,408

Shares redeemed	(765,364)	(2,003,173)	(10,110,455)	(26,453,918)

Net decrease	(230,941)	(1,334,632)	$(2,968,855)	$(17,627,487)

Class C Shares

Shares sold	1,974	29,327	$26,548	$388,106

Shares issued to shareholders on reinvestment of dividends	1,492	4,044	19,844	53,445

Shares converted to Class A	(63,078)	(76,036)	(828,499)	(1,005,408)

Shares redeemed	(19,146)	(107,809)	(254,224)	(1,422,508)

Net decrease	(78,758)	(150,474)	$(1,036,331)	$(1,986,365)

2024 Semi-Annual Report	83

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23
Advisor Class Shares

Shares sold	826,183	1,736,940	$11,034,684	$22,985,960

Shares issued to shareholders on reinvestment of dividends	44,983	79,910	598,264	1,055,727

Shares redeemed	(803,223)	(1,753,222)	(10,692,290)	(23,067,563)

Net increase	67,943	63,628	$940,658	$974,124

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23
Intermediate Duration Class Shares

Shares sold	50,469,874	58,162,482	$561,481,733	$658,209,557

Shares issued to shareholders on reinvestment of dividends	4,835,962	7,366,414	53,628,755	82,867,229

Shares redeemed	(22,028,423)	(40,000,045)	(244,826,391)	(450,871,067)

Net increase	33,277,413	25,528,851	$370,284,097	$290,205,719

Class A Shares

Shares sold	1,680	7,389	$18,985	$84,107

Shares issued to shareholders on reinvestment of dividends	743	1,390	8,248	15,666

Shares redeemed	(2,435)	(15,590)	(27,350)	(175,320)

Net decrease	(12)	(6,811)	$(117)	$(75,547)

Advisor Class Shares

Shares sold	0	57,450	$0	$645,755

Shares issued to shareholders on reinvestment of dividends	2	105	25	1,198

Shares redeemed	(1,545)	(8,113)	(17,602)	(92,165)

Net increase (decrease)	(1,543)	49,442	$(17,577)	$554,788

There were no transactions in capital shares of Class Z shares for the six months ended March 31, 2024 and the year ended September 30, 2023.

NOTE 7.	Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the

84	Sanford C. Bernstein Fund, Inc.

LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2024 Semi-Annual Report	85

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

R. Jay Gerken*

Chair

Debra Perry*

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Donald K. Peterson*

Director

OFFICERS

Alex Chaloff

President

Sergey Davalchenko(1)

Vice President

Daryl Clements(1)

Vice President

Matthew S. Sheridan(1)

Vice President

Serena Zhou(1)

Vice President

Matthew J. Norton(1)

Vice President

Andrew Potter(1)

Vice President

Michael Canter(1)

Vice President

Stuart Rae(1)

Vice President

Sammy Suzuki(1)

Vice President

Nancy E. Hay

Secretary

Michael B. Reyes

Senior Vice President

Stephen M. Woetzel

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Jennifer Friedland

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, NY 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, NY 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

DISTRIBUTORS+

Bernstein Institutional Services LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

TRANSFER AGENTS

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

DST Asset Manager Solutions

2000 Crown Colony Drive Quincy, MA 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

* Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

(1) The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. Rae, Davalchenko and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Emerging Markets Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Ms. Zhou, Messrs. Canter and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Intermediate Duration Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Clements, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fixed Income Municipal Portfolios.

+ Bernstein Institutional Services LLC acts as distributor to sell SCB Class shares of the Portfolios. AllianceBernstein Investments, Inc. acts as the principal underwriter and distributor of the Portfolios’ Class A, Class C, Class Z and Advisor Class shares. Advisor Class shares and Class Z shares are not subject to the Rule 12b-1 asset based sales charges.

86	Sanford C. Bernstein Fund, Inc.

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

2024 Semi-Annual Report	87

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of (i) the Emerging Markets Portfolio, (ii) the Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, and Intermediate Duration Portfolios (collectively, the “Fixed Income Portfolios”), and (iii) the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (the “Overlay Portfolios” and collectively with the Emerging Markets Portfolio and the Fixed Income Portfolios, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 25-26, 2023.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 15, 2023, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Vice President of the Fund and an independent fee consultant as described below. On September 27, 2023, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Vice President and the independent fee consultant in executive sessions. Following the September 27, 2023 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 2, 2023, and the Adviser provided certain additional information by means of a memorandum dated October 11, 2023. On October 13, 2023, the Board of Directors held an executive session via video conference with independent counsel and the Senior Vice President to further discuss the additional materials the Directors had been provided. On October 25-26, 2023, the Board of Directors held an in person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Vice President to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Vice President. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Vice President and the independent fee consultant at the request of the Board. The Fund’s Senior Vice President assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 27, 2023 and October 25-26, 2023 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business

88	Sanford C. Bernstein Fund, Inc.

judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Vice President also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board noted that (i) the contractual advisory fee of the Emerging Market Portfolio was below the median of the peer group; (ii) the contractual advisory fee of each Fixed Income Portfolio, other than the Intermediate Duration Portfolio, was below the median of the peer group; and (iii) the contractual advisory fee of each Overlay Portfolio was above the median of the peer group. With respect to the advisory fees charged to the Intermediate Duration Portfolio, the Directors noted the independent fee consultant’s assessment that the advisory fees were within the range of peers. With respect to the advisory fees charged to the Overlay Portfolios, the Directors noted that the Portfolios are intended to have an impact on a private client’s entire account, rather than just an impact at the Portfolio level. The Board further noted that each Portfolio’s total expense ratio was below the peer group median in the Strategic Insight report.

The Directors also considered information about the recent drop in assets under management for the Overlay Portfolios, and the Adviser’s expectation that the assets under management may drop further due to changes in the Bernstein Wealth Management asset allocation models. The Board noted that a further drop in assets could affect the expenses borne by shareholders, and determined to continue to monitor the Overlay Portfolios and any potential impact on expenses.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the

2024 Semi-Annual Report	89

Board Consideration of Investment Management Arrangement (continued)

performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2023 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2023. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

In evaluating the performance of the Fixed Income Portfolios, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. The Directors also noted the Adviser’s explanation that certain Fixed Income Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups. As a result of a lower risk profile, those Fixed Income Portfolios are generally expected to underperform the peer group during periods when riskier assets have outperformed and likewise are generally expected to outperform the peer group during periods when higher quality assets are in favor.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In considering the performance of the Overlay Portfolios, the Board reviewed the performance of the Overlay Portfolios’ dynamic asset allocation component and the impact of that component in the recent volatile market environment. The Board considered the Adviser’s continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Board further acknowledged the difficulty in selecting relevant peer groups for the Overlay Portfolios because of their unique structure and noted that the Overlay A Portfolio and Tax-Aware Overlay A Portfolio held higher percentages of equities and international equities than the funds in their relevant peer groups.

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely. They further noted, with respect to the Short Duration Diversified Municipal and Short Duration Plus Portfolios, the plans to liquidate those Portfolios, and, with respect to the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios, the plans to reorganize those Portfolios with and into the Tax-Aware Overlay B Portfolio.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2021 and 2022. The Directors considered the assessment of an independent consultant that had reviewed the profitability statements for consistency with cost accounting theory and industry standards. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes

90	Sanford C. Bernstein Fund, Inc.

and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Vice President materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, breakpoint arrangements, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million.

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million.

New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

2024 Semi-Annual Report	91

Board Consideration of Investment Management Arrangement (continued)

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion.

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion.

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

92	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0324

Sanford C. Bernstein Fund, Inc.

March 31, 2024

Schedule of Investments

To the Semi-Annual Report

For the Emerging Markets Portfolio

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2024 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.9%

Information Technology–26.5%
Communications Equipment–0.2%
Accton Technology Corp.	178,000	$2,550,829

Electronic Equipment, Instruments & Components–1.6%
Hon Hai Precision Industry Co., Ltd.	460,000	2,234,243
Nan Ya Printed Circuit Board Corp.	398,000	2,462,245
Sinbon Electronics Co., Ltd.	793,000	6,939,899
Tripod Technology Corp.	444,000	2,836,177
Unimicron Technology Corp.	540,000	3,210,400

		17,682,964

IT Services–0.7%
FPT Corp.	432,147	2,041,145
Globant SA(a)	27,696	5,591,822

		7,632,967

Semiconductors & Semiconductor Equipment –15.7%
ASPEED Technology, Inc.	11,400	1,188,109
Broadcom, Inc.	14,275	18,920,228
King Yuan Electronics Co., Ltd.	3,890,000	12,890,787
MediaTek, Inc.	546,000	19,783,923
Nanya Technology Corp.	1,244,000	2,627,232
Novatek Microelectronics Corp.	237,000	4,363,117
Realtek Semiconductor Corp.	495,000	8,620,027
SK Hynix, Inc.	215,728	28,578,632
Taiwan Semiconductor Manufacturing Co., Ltd.	3,044,706	72,939,585
United Microelectronics Corp.	3,228,000	5,242,409

		175,154,049

Software–0.4%
TOTVS SA	770,200	4,358,232

Technology Hardware, Storage & Peripherals–7.9%
Advantech Co., Ltd.	179,294	2,281,035
Anker Innovations Technology Co., Ltd.–Class A	88,300	935,183
Asia Vital Components Co., Ltd.	67,000	1,134,747
Asustek Computer, Inc.	391,000	5,176,238
Quanta Computer, Inc.	366,000	3,205,051
Samsung Electronics Co., Ltd.	1,000,606	60,133,914
Samsung Electronics Co., Ltd. (Preference Shares)	96,041	4,793,617
Shenzhen Transsion Holdings Co., Ltd.–Class A	275,491	6,228,510
Wistron Corp.	696,000	2,621,888
Wiwynn Corp.	32,000	2,191,241

		88,701,424

		296,080,465

Company	Shares	U.S. $ Value

Financials–26.1%
Banks–18.1%
Agricultural Bank of China Ltd.–Class H	2,718,000	$1,147,294
Al Rajhi Bank	416,310	9,229,015
Alpha Services and Holdings SA(a)	3,310,990	5,814,680
Banco do Brasil SA	886,700	10,010,159
Bangkok Bank PCL (REG)	436,400	1,662,476
Bank Central Asia TBK PT	11,704,500	7,443,330
Bank for Foreign Trade of Vietnam JSC(a)	2,177,324	8,405,757
Bank Mandiri Persero Tbk PT	16,829,000	7,657,072
Bank Negara Indonesia Persero Tbk PT	15,740,400	5,859,627
Bank Polska Kasa Opieki SA	135,013	6,135,490
BDO Unibank, Inc.	773,450	2,125,732
China Construction Bank Corp.–Class H	10,837,000	6,539,836
China Merchants Bank Co., Ltd.–Class A	733,400	3,271,283
China Merchants Bank Co., Ltd.–Class H	3,007,500	11,920,277
Emirates NBD Bank PJSC	2,046,305	9,640,160
Eurobank Ergasias Services and Holdings SA(a)	3,874,970	7,449,671
Hana Financial Group, Inc.	208,330	9,120,230
HDFC Bank Ltd.	995,433	17,347,183
ICICI Bank Ltd.	523,304	6,916,417
IDFC First Bank Ltd.(a)	4,107,834	3,731,719
Itau Unibanco Holding SA (Preference Shares)	1,794,500	12,394,122
KB Financial Group, Inc.	444,424	23,224,491
Metropolitan Bank & Trust Co.	5,506,620	6,395,448
NU Holdings Ltd./Cayman Islands–Class A(a)	741,772	8,849,340
Piraeus Financial Holdings SA(a)	968,695	4,047,325
Sberbank of Russia PJSC(b)(c)(d)	951,472	0
State Bank of India	676,777	6,134,136

		202,472,270

Capital Markets–1.3%
B3 SA–Brasil Bolsa Balcao	1,287,600	3,078,184
Banco BTG Pactual SA	933,500	6,780,597
HDFC Asset Management Co., Ltd.(e)	93,044	4,199,059

		14,057,840

Consumer Finance–0.9%
Kaspi.KZ JSC (GDR)(e)	76,802	9,879,809

Financial Services–0.3%
L&T Finance Holdings Ltd.	1,978,031	3,781,591

Insurance–5.5%
AIA Group Ltd.	1,542,600	10,376,412
BB Seguridade Participacoes SA	875,400	5,676,119
Bupa Arabia for Cooperative Insurance Co.	34,630	2,435,780

Schedule of Investments—Emerging Markets Portfolio	1

Company	Shares	U.S. $ Value
DB Insurance Co., Ltd.	41,920	$2,998,584
Hyundai Marine & Fire Insurance Co., Ltd.	78,247	1,792,146
PICC Property & Casualty Co., Ltd.–Class H	7,228,000	9,539,110
Ping An Insurance Group Co. of China Ltd.–Class H	4,328,500	18,377,429
Samsung Fire & Marine Insurance Co., Ltd.	33,326	7,653,284
Samsung Life Insurance Co., Ltd.	42,240	2,996,499

		61,845,363

		292,036,873

Consumer Discretionary–13.6%
Automobile Components–0.5%
Hankook Tire & Technology Co., Ltd.	70,740	2,842,438
Minth Group Ltd.	1,536,000	2,429,439

		5,271,877

Automobiles–2.6%
Bajaj Auto Ltd.	57,338	6,280,116
BYD Co., Ltd.–Class H	231,500	5,927,568
Hyundai Motor Co.	20,820	3,663,661
Kia Corp.	71,567	5,947,876
Li Auto, Inc.–Class A(a)	94,400	1,433,418
Maruti Suzuki India Ltd.	37,143	5,625,728

		28,878,367

Broadline Retail–3.9%
Alibaba Group Holding Ltd.	1,811,480	16,380,898
JD.com, Inc.–Class A	96,400	1,322,307
MercadoLibre, Inc.(a)	5,955	9,003,722
PDD Holdings, Inc. (ADR)(a)	150,515	17,497,369

		44,204,296

Diversified Consumer Services–1.3%
New Oriental Education & Technology Group, Inc.(a)	1,370,800	11,980,593
YDUQS Participacoes SA	595,800	2,151,362

		14,131,955

Hotels, Restaurants & Leisure–1.6%
Americana Restaurants International PLC	784,490	709,084
Galaxy Entertainment Group Ltd.	1,441,000	7,244,008
H World Group Ltd.	2,013,100	7,796,446
Meituan–Class B(a)(e)	174,500	2,154,044

		17,903,582

Household Durables–0.9%
Gree Electric Appliances, Inc. of Zhuhai–Class A	961,400	5,216,495
Hisense Visual Technology Co., Ltd.–Class A	381,400	1,248,720
Midea Group Co., Ltd.–Class A	457,800	4,092,657

		10,557,872

Specialty Retail–1.0%
HLA Group Corp., Ltd.–Class A	2,920,000	3,545,364
Topsports International Holdings Ltd.(e)	2,323,000	1,558,015
United Electronics Co.	172,670	4,399,846
Vibra Energia SA	269,800	1,345,396

		10,848,621

Textiles, Apparel & Luxury Goods–1.8%
ANTA Sports Products Ltd.	844,400	9,003,678
Bosideng International Holdings Ltd.	9,612,000	4,807,606
Li Ning Co., Ltd.	700,000	1,867,396
Samsonite International SA(a)(e)	1,221,000	4,626,212

		20,304,892

		152,101,462

Communication Services–6.1%
Diversified Telecommunication Services–0.3%
Telefonica Brasil SA	346,900	3,499,849

Entertainment–1.7%
International Games System Co., Ltd.	191,000	6,716,714
NetEase, Inc.	610,700	12,654,696

		19,371,410

Interactive Media & Services–3.2%
Kanzhun Ltd. (ADR)	363,291	6,368,491
Tencent Holdings Ltd.	756,400	29,461,729

		35,830,220

Wireless Telecommunication Services–0.9%
Etihad Etisalat Co.	152,261	2,135,430
SK Telecom Co., Ltd.	136,231	5,394,112
TIM SA/Brazil	562,900	1,997,771

		9,527,313

		68,228,792

Utilities–4.8%
Electric Utilities–2.3%
Centrais Eletricas Brasileiras SA	479,149	3,983,832
Equatorial Energia SA	1,587,700	10,304,190
Power Grid Corp. of India Ltd.	3,351,392	11,142,735

		25,430,757

Gas Utilities–1.5%
GAIL India Ltd.	4,139,518	9,052,614
Kunlun Energy Co., Ltd.	9,378,000	7,834,304

		16,886,918

Independent Power and Renewable Electricity Producers–1.0%
China Longyuan Power Group Corp., Ltd.–Class H	5,730,000	4,019,716
NTPC Ltd.	1,706,336	6,924,524

		10,944,240

		53,261,915

2	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Company	Shares	U.S. $ Value

Materials–4.6%
Chemicals–0.7%
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	137,664	$1,035,826
Kumho Petrochemical Co., Ltd.	23,380	2,439,149
Tianqi Lithium Corp.–Class A	340,900	2,249,644
Yunnan Yuntianhua Co., Ltd.–Class A	957,490	2,456,073

		8,180,692

Construction Materials–0.9%
Cemex SAB de CV(a)	1,293,900	1,167,850
GCC SAB de CV	704,566	8,396,177

		9,564,027

Metals & Mining–3.0%
Aluminum Corp. of China Ltd.–Class H	6,754,000	4,300,676
Freeport-McMoRan, Inc.	222,470	10,460,540
Hyundai Steel Co.	12,820	303,034
Western Mining Co., Ltd.–Class A	1,712,600	4,397,277
Zijin Mining Group Co., Ltd.–Class A	1,264,500	2,822,237
Zijin Mining Group Co., Ltd.–Class H	5,838,000	11,695,854

		33,979,618

		51,724,337

Industrials–4.5%
Construction & Engineering–0.9%
Larsen & Toubro Ltd.	214,142	9,688,057

Electrical Equipment–0.8%
Contemporary Amperex Technology Co., Ltd.–Class A	138,500	3,621,096
Sociedad Quimica y Minera de Chile SA (Sponsored ADR)	110,700	5,442,012

		9,063,108

Ground Transportation–0.0%
Globaltrans Investment PLC (Sponsored GDR)(a)(b)(d)(e)	658,169	1

Industrial Conglomerates–0.2%
SK Square Co., Ltd.(a)	42,880	2,508,310

Machinery–2.1%
Estun Automation Co., Ltd.–Class A	1,476,752	3,823,251
Weichai Power Co., Ltd.–Class H	2,726,000	5,201,515
Yutong Bus Co., Ltd.–Class A	3,344,000	8,689,139
Zoomlion Heavy Industry Science and Technology Co., Ltd.–Class A	4,666,500	5,185,921

		22,899,826

Transportation Infrastructure–0.5%
Grupo Aeroportuario del Centro Norte SAB de CV	570,648	5,647,926

		49,807,228

Real Estate–3.8%
Diversified REITs–0.4%
Fibra Uno Administracion SA de CV	2,694,550	4,499,781

Real Estate Management & Development–3.4%
Aldar Properties PJSC	1,150,519	1,729,421
Ayala Land, Inc.	9,313,300	5,352,882
Corp. Inmobiliaria Vesta SAB de CV	520,221	2,033,507
Emaar Development PJSC	684,945	1,529,457
Emaar Properties PJSC	6,865,617	15,237,192
Macrotech Developers Ltd.(a)(e)	688,478	9,343,374
Vinhomes JSC(a)(e)	1,898,450	3,315,510

		38,541,343

		43,041,124

Energy–2.8%
Energy Equipment & Services–0.3%
Ades Holding Co.(a)	621,980	3,442,822

Oil, Gas & Consumable Fuels–2.5%
Bharat Petroleum Corp. Ltd.	157,711	1,145,543
Gazprom PJSC (Sponsored ADR)(a)(b)(c)(d)	436,750	0
LUKOIL PJSC(b)(c)(d)	80,321	0
PetroChina Co., Ltd.–Class H	16,246,000	13,932,920
Petroleo Brasileiro SA (Preference Shares)	1,507,400	11,228,708
Thai Oil PCL	681,200	1,096,828

		27,403,999

		30,846,821

Consumer Staples–2.7%
Beverages–0.5%
Kweichow Moutai Co., Ltd.–Class A	23,500	5,539,437

Consumer Staples Distribution & Retail–1.1%
BBB Foods, Inc.–Class A(a)	217,208	5,165,207
BIM Birlesik Magazalar AS	128,358	1,394,515
Jeronimo Martins SGPS SA	69,185	1,372,650
Sendas Distribuidora SA	1,581,400	4,638,193
X5 Retail Group NV (GDR)(a)(b)(d)(f)	226,094	0

		12,570,565

Household Products–0.1%
Colgate-Palmolive Co.	15,198	1,368,580

Personal Care Products–0.4%
Colgate-Palmolive India Ltd.	136,319	4,478,523

Tobacco–0.6%
ITC Ltd.	1,197,583	6,176,387

		30,133,492

Schedule of Investments—Emerging Markets Portfolio	3

Company	Shares	U.S. $ Value

Health Care–1.4%
Health Care Equipment & Supplies–0.1%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd.–Class A	21,800	$844,777

Health Care Providers & Services–1.3%
Hapvida Participacoes e Investimentos SA(a)(e)	6,178,554	4,558,091
Jointown Pharmaceutical Group Co., Ltd.–Class A	3,528,840	3,891,585
Max Healthcare Institute Ltd.	429,077	4,217,262
Universal Vision Biotechnology Co., Ltd.	205,737	1,756,037

		14,422,975

		15,267,752

Total Common Stocks (cost $924,574,392)		1,082,530,261

EQUITY LINKED NOTES–1.8%

Information Technology–1.8%
IT Services–1.8%
FPT Corp., Macquarie Bank Ltd., expiring 07/15/2024(a) (cost $3,778,083)	4,266,548	20,153,799

SHORT-TERM INVESTMENTS–1.3%
Investment Companies–1.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.21%(g)(h)(i) (cost $15,045,254)	15,045,254	$15,045,254

Total Investments—100.0% (cost $943,397,729)		1,117,729,314	(j)

Other assets less liabilities—0.0%		(30,943)

Net Assets—100.0%		$1,117,698,371

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	KRW	4,549,879	USD	3,436	04/18/2024	$62,387
Bank of America, NA	USD	4,900	TWD	155,668	05/24/2024	(27,414)
Barclays Bank PLC	KRW	5,099,351	USD	3,840	04/18/2024	58,294
Barclays Bank PLC	USD	3,444	TRY	116,200	04/22/2024	62,429
BNP Paribas SA	BRL	230,706	USD	46,159	04/02/2024	159,219
BNP Paribas SA	USD	46,176	BRL	230,706	04/02/2024	(176,772)
BNP Paribas SA	USD	7,385	TWD	233,751	05/24/2024	(68,784)
Citibank, NA	KRW	27,939,313	USD	21,373	04/18/2024	655,898
Citibank, NA	USD	4,392	ZAR	82,132	04/19/2024	(60,733)
Citibank, NA	PHP	472,811	USD	8,465	04/25/2024	51,813
Citibank, NA	USD	2,133	PHP	119,516	04/25/2024	(5,958)
Deutsche Bank AG	BRL	215,898	USD	43,212	04/02/2024	165,426
Deutsche Bank AG	USD	43,336	BRL	215,898	04/02/2024	(288,593)
Deutsche Bank AG	BRL	215,898	USD	43,199	05/03/2024	285,218
Deutsche Bank AG	CNH	24,315	USD	3,401	05/23/2024	46,225
Deutsche Bank AG	EUR	8,921	USD	9,772	06/12/2024	120,765
Goldman Sachs Bank USA	USD	3,081	PLN	12,314	04/19/2024	1,527
Goldman Sachs Bank USA	INR	277,924	USD	3,332	06/14/2024	5,980
Goldman Sachs Bank USA	USD	75,522	INR	6,260,356	06/14/2024	(608,199)
Goldman Sachs Bank USA	USD	13,800	MYR	65,330	08/21/2024	(13,833)
JPMorgan Chase Bank, NA	BRL	14,808	USD	2,964	04/02/2024	11,346
JPMorgan Chase Bank, NA	USD	2,988	BRL	14,808	04/02/2024	(35,689)
JPMorgan Chase Bank, NA	KRW	5,946,497	USD	4,538	04/18/2024	128,836
JPMorgan Chase Bank, NA	USD	4,506	MXN	76,295	05/23/2024	46,994
JPMorgan Chase Bank, NA	TWD	69,056	USD	2,194	05/24/2024	33,022

4	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, NA	USD	3,580	HKD	27,928	07/18/2024	$(1,602)
Morgan Stanley Capital Services, Inc.	USD	10,693	KRW	14,169,893	04/18/2024	(185,413)
Morgan Stanley Capital Services, Inc.	ZAR	31,657	USD	1,680	04/19/2024	11,171
Morgan Stanley Capital Services, Inc.	TWD	74,579	USD	2,342	05/24/2024	7,179
Morgan Stanley Capital Services, Inc.	USD	11,720	TWD	364,596	05/24/2024	(307,674)
Morgan Stanley Capital Services, Inc.	USD	8,990	INR	745,987	06/14/2024	(63,255)
Natwest Markets PLC	USD	23,507	ZAR	450,631	04/19/2024	255,435
State Street Bank & Trust Co.	USD	14,364	THB	512,825	05/08/2024	(268,288)
State Street Bank & Trust Co.	MXN	34,002	USD	2,021	05/23/2024	(7,486)
State Street Bank & Trust Co.	EUR	4,214	USD	4,618	06/12/2024	58,783
State Street Bank & Trust Co.	USD	2,669	EUR	2,451	06/12/2024	(17,662)
State Street Bank & Trust Co.	HKD	180,411	USD	23,133	07/18/2024	16,551
UBS AG	CNH	102,427	USD	14,278	05/23/2024	145,955

						$253,098

(a)	Non-income producing security.
(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(c)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Gazprom PJSC (Sponsored ADR)	04/05/2006– 10/21/2021	$4,522,921	$0	0.00%
LUKOIL PJSC	06/22/2012– 09/21/2022	3,192,255	0	0.00%
Sberbank of Russia PJSC	07/10/2020– 09/17/2020	2,848,601	0	0.00%

(d)	Fair valued by the Adviser.
(e)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2024, the aggregate market value of these securities amounted to $39,634,115 or 3.5% of net assets.
(f)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of March 31, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
X5 Retail Group NV (GDR)	09/26/2011– 08/23/2021	$7,119,877	$0	0.00%

(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.
(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(j)	On March 29, 2024, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2024 for financial reporting purposes.

Currency Abbreviations:

BRL—Brazilian Real

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

HKD—Hong Kong Dollar

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PHP—Philippine Peso

PLN—Polish Zloty

THB—Thailand Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

REIT—Real Estate Investment Trust

See notes to financial statements.

Schedule of Investments—Emerging Markets Portfolio	5

SCB–ST–1946–0324

Sanford C. Bernstein Fund, Inc.

March 31, 2024

Schedule of Investments To the Semi-Annual Report For the Intermediate Duration Portfolio

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2024 (unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–37.7%
United States–37.7%
U.S. Treasury Bonds
1.25%, 05/15/2050	U.S.$	202,544	$103,803,544
1.75%, 08/15/2041		67,323	45,485,034
2.00%, 11/15/2041		9,057	6,362,823
2.25%, 08/15/2046		12,530	8,586,966
2.375%, 02/15/2042		11,433	8,515,873
2.375%, 11/15/2049		2,885	1,979,380
2.50%, 02/15/2045		1,916	1,402,871
2.50%, 05/15/2046		23,956	17,300,724
3.00%, 05/15/2045		23,139	18,475,045
3.00%, 08/15/2048		28,274	22,106,577
3.00%, 02/15/2049		26,971	21,062,900
3.25%, 05/15/2042		11,593	9,868,371
3.375%, 08/15/2042		19,569	16,926,839
3.375%, 05/15/2044		5,710	4,878,054
3.50%, 02/15/2039		4,254	3,911,021
3.625%, 05/15/2053		27,235	23,975,135
3.75%, 11/15/2043		10,205	9,243,498
3.875%, 02/15/2043		12,073	11,176,679
3.875%, 05/15/2043		19,718	18,226,364
4.00%, 11/15/2042		33,530	31,628,220
4.125%, 08/15/2053		30,804	29,663,675
4.25%, 02/15/2054		4,634	4,566,564
4.375%, 02/15/2038		14,232	14,525,739
4.375%, 11/15/2039		47,210	47,667,347
4.375%, 08/15/2043		19,182	18,984,483
4.50%, 02/15/2036		4,048	4,212,034
4.50%, 02/15/2044		5,617	5,656,869
4.75%, 02/15/2037		4,156	4,420,945
4.75%, 11/15/2043		17,479	18,159,042
4.75%, 11/15/2053		24,746	26,463,181
U.S. Treasury Notes
1.625%, 05/15/2026(a)		100,754	94,724,221
2.625%, 02/15/2029		22,735	21,136,352
3.375%, 05/15/2033		6,323	5,929,695
3.50%, 04/30/2028		16,210	15,734,025
3.50%, 02/15/2033		24,243	22,981,132
3.625%, 03/31/2028		28,384	27,683,368
3.75%, 12/31/2028		80,830	79,150,349
3.875%, 11/30/2027		102,699	101,094,623
3.875%, 12/31/2027(a)		75,973	74,786,119
3.875%, 08/15/2033		28,752	28,024,020
4.00%, 02/29/2028		13,956	13,801,472
4.00%, 01/31/2029		92,363	91,468,035
4.00%, 02/15/2034		4,678	4,604,513
4.125%, 09/30/2027		20,692	20,543,078
4.125%, 08/31/2030		25,659	25,515,066
4.125%, 11/15/2032		18,170	18,062,215
4.25%, 02/28/2029		15,011	15,039,146
	Principal Amount (000)		U.S. $ Value
4.375%, 08/31/2028	U.S.$	13,427	$13,489,638
4.375%, 11/30/2028		47,131	47,410,740
4.50%, 11/15/2033		17,484	17,887,806
4.875%, 10/31/2028		106,793	109,529,673
5.00%, 10/31/2025		18,837	18,893,123

Total Governments-Treasuries (cost $1,528,570,225)			1,426,724,206

CORPORATES-INVESTMENT GRADE–20.8%

Financial Institutions–10.1%
Banking–8.3%
AIB Group PLC
4.263%, 04/10/2025(b)		1,293	1,292,224
6.608%, 09/13/2029(b)		1,569	1,636,106
7.583%, 10/14/2026(b)		8,806	9,037,950
Ally Financial, Inc. 6.992%, 06/13/2029		4,741	4,921,442
American Express Co. 5.098%, 02/16/2028		9,109	9,097,978
Banco Bilbao Vizcaya Argentaria SA 5.381%, 03/13/2029		4,000	4,037,640
Banco de Credito del Peru SA 3.125%, 07/01/2030(b)		5,996	5,735,549
Banco Santander SA
4.175%, 03/24/2028		3,200	3,085,696
6.35%, 03/14/2034		3,000	3,002,700
6.921%, 08/08/2033		3,200	3,346,336
9.625%, 05/21/2033(c)		4,400	4,854,784
Bank of America Corp.
2.687%, 04/22/2032		1,935	1,635,694
2.972%, 02/04/2033		10,774	9,140,877
Bank of Ireland Group PLC
5.601%, 03/20/2030(b)		1,428	1,426,601
6.253%, 09/16/2026(b)		2,285	2,298,961
Barclays PLC
5.088%, 06/20/2030		1,648	1,585,178
5.674%, 03/12/2028		736	738,539
6.224%, 05/09/2034		3,451	3,558,982
7.119%, 06/27/2034		1,360	1,447,693
BNP Paribas SA
2.591%, 01/20/2028(b)		2,660	2,464,836
4.625%, 02/25/2031(b)(c)		943	774,844
5.497%, 05/20/2030(b)		6,651	6,662,772
7.375%, 08/19/2025(b)(c)		3,060	3,068,170
BPCE SA 6.508%, 01/18/2035(b)		8,900	9,019,171
CaixaBank SA
6.037%, 06/15/2035(b)		2,782	2,803,143
6.684%, 09/13/2027(b)		5,127	5,239,589
Capital One Financial Corp.
5.468%, 02/01/2029		1,883	1,879,592
6.377%, 06/08/2034		5,768	5,988,453

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)			U.S. $ Value
Citigroup, Inc.
2.561%, 05/01/2032		U.S.$	6,477	$5,395,406
4.075%, 04/23/2029			5,373	5,144,433
Series W 4.00%, 12/10/2025(c)			3,243	3,108,059
Cooperatieve Rabobank UA 5.564%, 02/28/2029(b)			7,918	7,966,617
Credit Agricole SA 6.251%, 01/10/2035(b)			7,161	7,290,972
Deutsche Bank AG/New York NY
2.129%, 11/24/2026			4,221	3,982,514
2.552%, 01/07/2028			604	554,490
3.961%, 11/26/2025			1,336	1,317,817
6.119%, 07/14/2026			4,678	4,696,197
7.146%, 07/13/2027			1,492	1,533,493
Discover Bank Series B 5.974%, 08/09/2028			2,264	2,255,170
Goldman Sachs Group, Inc. (The)
2.615%, 04/22/2032			10,017	8,401,558
2.65%, 10/21/2032			701	583,435
Series P 8.437% (CME Term SOFR 3 Month + 3.14%), 05/03/2024(c)(d)			1,153	1,154,453
Series V 4.125%, 11/10/2026(c)			3,016	2,796,827
HSBC Holdings PLC
2.804%, 05/24/2032			2,559	2,142,651
2.848%, 06/04/2031			7,601	6,553,506
8.113%, 11/03/2033			9,225	10,551,924
ING Groep NV 6.083%, 09/11/2027			6,267	6,347,280
Intesa Sanpaolo SpA 7.20%, 11/28/2033(b)			4,756	5,140,760
JPMorgan Chase & Co. 2.963%, 01/25/2033			12,789	10,922,957
KBC Group NV 5.796%, 01/19/2029(b)			1,666	1,680,094
Lloyds Banking Group PLC
5.462%, 01/05/2028			656	656,039
7.50%, 06/27/2024(c)			959	953,649
7.50%, 09/27/2025(c)			5,358	5,333,675
7.953%, 11/15/2033			2,867	3,231,625
Mizuho Financial Group, Inc. 5.376%, 05/26/2030			2,363	2,374,106
Morgan Stanley
0.406%, 10/29/2027		EUR	3,196	3,183,542
Series G
2.239%, 07/21/2032		U.S.$	2,659	2,168,335
3.772%, 01/24/2029			5,695	5,419,191
Nationwide Building Society 2.972%, 02/16/2028(b)			5,154	4,808,218
Natwest Group PLC 6.475%, 06/01/2034			1,310	1,332,349
PNC Financial Services Group, Inc. (The) Series R 8.643% (CME Term SOFR 3 Month + 3.30%), 06/01/2024(c)(d)	U.S.$		1,677	$1,679,616
Santander Holdings USA, Inc.
2.49%, 01/06/2028			3,137	2,851,909
6.174%, 01/09/2030			819	826,961
6.499%, 03/09/2029			1,866	1,910,075
6.565%, 06/12/2029			66	67,999
7.66%, 11/09/2031			24	26,121
Santander UK Group Holdings PLC 6.833%, 11/21/2026			7,481	7,604,661
Skandinaviska Enskilda Banken AB 5.125%, 03/05/2027(b)			1,913	1,915,678
Societe Generale SA
2.797%, 01/19/2028(b)			4,567	4,216,665
5.519%, 01/19/2028(b)			4,676	4,647,009
Standard Chartered PLC
3.971%, 03/30/2026(b)			3,723	3,655,353
6.187%, 07/06/2027(b)			3,042	3,072,268
7.089% (CME Term SOFR 3 Month + 1.51%), 01/30/2027(b)(c)(d)			300	286,272
Swedbank AB Series NC5 5.625%, 09/17/2024(b)(c)			400	398,096
UBS Group AG
3.091%, 05/14/2032(b)			9,944	8,449,118
4.194%, 04/01/2031(b)			2,852	2,650,050
6.373%, 07/15/2026(b)			6,080	6,124,506
7.00%, 02/19/2025(b)(c)			408	407,580
9.25%, 11/13/2028(b)(c)			1,113	1,204,934
9.25%, 11/13/2033(b)(c)			1,022	1,152,203
UniCredit SpA
1.982%, 06/03/2027(b)			271	250,220
2.569%, 09/22/2026(b)			6,253	5,959,297
3.127%, 06/03/2032(b)			1,858	1,571,571
Wells Fargo & Co.
3.35%, 03/02/2033			12,130	10,517,559
3.584%, 05/22/2028			2,117	2,011,976
7.625%, 09/15/2028(c)			262	279,871
Series BB
3.90%, 03/15/2026(c)			2,664	2,533,011

				315,033,421

Brokerage–0.2%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(c)			7,570	7,080,372

Finance–0.7%
Aircastle Ltd.
2.85%, 01/26/2028(b)			9,438	8,474,663
4.125%, 05/01/2024			1,481	1,478,468

2	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
4.25%, 06/15/2026	U.S.$	530	$514,990
5.25%, 08/11/2025(b)		2,686	2,661,880
Aviation Capital Group LLC
1.95%, 01/30/2026(b)		4,547	4,243,533
1.95%, 09/20/2026(b)		1,485	1,356,726
3.50%, 11/01/2027(b)		1,314	1,223,058
4.125%, 08/01/2025(b)		35	34,101
4.875%, 10/01/2025(b)		1,447	1,420,448
5.50%, 12/15/2024(b)		2,808	2,794,830
6.375%, 07/15/2030(b)		1,599	1,646,778

			25,849,475

Insurance–0.3%
Humana, Inc. 5.375%, 04/15/2031		2,538	2,540,386
MetLife Capital Trust IV 7.875%, 12/15/2037(b)		5,200	5,576,116
Prudential Financial, Inc. 5.375%, 05/15/2045		615	608,426
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(b)		1,600	1,554,656
Swiss Re Subordinated Finance PLC 5.69%, 04/05/2035(b)		2,200	2,197,626

			12,477,210

Other Finance–0.1%
GPS Blue Financing DAC 5.645%, 11/09/2041(b)		4,889	4,677,893

REITs–0.5%
American Tower Corp.
2.10%, 06/15/2030		1,515	1,258,995
3.65%, 03/15/2027		1,936	1,856,488
5.20%, 02/15/2029		3,698	3,698,703
Crown Castle, Inc.
5.60%, 06/01/2029		1,920	1,944,941
5.80%, 03/01/2034		2,053	2,101,759
GLP Capital LP/GLP Financing II, Inc.
3.25%, 01/15/2032		4,575	3,854,666
4.00%, 01/15/2031		1,790	1,598,184

			16,313,736

			381,432,107

Industrial–9.9%
Basic–0.3%
Freeport Indonesia PT 4.763%, 04/14/2027(b)		904	881,852
Glencore Funding LLC
5.338%, 04/04/2027(b)		7,164	7,160,275
6.50%, 10/06/2033(b)		2,016	2,151,576

			10,193,703

Capital Goods–0.6%
CNH Industrial Capital LLC 5.10%, 04/20/2029	U.S.$	5,776	$5,761,040
Embraer Netherlands Finance BV 5.40%, 02/01/2027		4,960	4,939,850
Flowserve Corp. 2.80%, 01/15/2032		4,669	3,873,729
Regal Rexnord Corp. 6.05%, 02/15/2026(b)		6,295	6,332,770
Trane Technologies Financing Ltd. 5.25%, 03/03/2033		1,849	1,877,124
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		1,117	1,084,886

			23,869,399

Communications-Media–0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 6.15%, 11/10/2026		1,529	1,540,162
Discovery Communications LLC
5.20%, 09/20/2047		1,999	1,681,659
5.30%, 05/15/2049		857	721,182
Fox Corp. 4.709%, 01/25/2029		2,656	2,620,516
Meta Platforms, Inc. 4.95%, 05/15/2033		3,350	3,390,769
Prosus NV
3.061%, 07/13/2031(b)		366	295,545
3.257%, 01/19/2027(b)		1,724	1,590,390
Tencent Holdings Ltd. 3.24%, 06/03/2050(b)		4,830	3,280,705
Time Warner Cable LLC 4.50%, 09/15/2042		2,370	1,757,047

			16,877,975

Communications-Telecommunications–0.3%
AT&T, Inc.
4.50%, 05/15/2035		2,034	1,896,908
5.40%, 02/15/2034		2,869	2,906,010
T-Mobile USA, Inc.
3.875%, 04/15/2030		1,696	1,589,797
5.15%, 04/15/2034		4,683	4,666,703

			11,059,418

Consumer Cyclical-Automotive–1.5%
Cummins, Inc. 5.15%, 02/20/2034		9,058	9,137,167
Ford Motor Co.
3.25%, 02/12/2032		4,870	4,053,544
6.10%, 08/19/2032		1,133	1,147,344
Ford Motor Credit Co., LLC
2.70%, 08/10/2026		2,173	2,026,475

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)			U.S. $ Value
6.125%, 03/08/2034	U.S.$		1,863	$1,872,594
6.95%, 06/10/2026			243	248,242
General Motors Co. 6.125%, 10/01/2025			1,152	1,161,988
General Motors Financial Co., Inc. 5.75%, 02/08/2031			9,151	9,248,641
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(b)			7,064	6,601,520
Hyundai Capital America
5.25%, 01/08/2027(b)			2,195	2,194,780
5.30%, 03/19/2027(b)			2,599	2,599,416
6.10%, 09/21/2028(b)			4,320	4,452,883
Mercedes-Benz Finance North America LLC 4.80%, 03/30/2026(b)			5,380	5,345,783
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(b)			8,330	7,916,999

				58,007,376

Consumer Cyclical-Entertainment–0.1%
Royal Caribbean Cruises Ltd. 8.25%, 01/15/2029(b)			4,339	4,591,573

Consumer Cyclical-Other–0.4%
Las Vegas Sands Corp. 3.90%, 08/08/2029			8,755	7,971,252
Marriott International, Inc./MD 5.55%, 10/15/2028			1,998	2,041,317
MDC Holdings, Inc. 6.00%, 01/15/2043			3,776	3,836,605

				13,849,174

Consumer Cyclical-Restaurants–0.2%
Starbucks Corp. 4.85%, 02/08/2027			9,151	9,133,888

Consumer Cyclical-Retailers–0.2%
Ross Stores, Inc. 4.70%, 04/15/2027			7,988	7,882,079
Tapestry, Inc. 7.70%, 11/27/2030			776	827,961

				8,710,040

Consumer Non-Cyclical–1.6%
Altria Group, Inc. 3.40%, 05/06/2030			7,300	6,635,846
BAT Capital Corp.
2.259%, 03/25/2028			8,570	7,637,155
6.421%, 08/02/2033			2,925	3,058,819
7.75%, 10/19/2032			838	946,437
Bayer US Finance LLC 6.125%, 11/21/2026(b)			1,087	1,096,392
Cargill, Inc. 5.125%, 10/11/2032(b)			3,643	3,657,208
General Mills, Inc. 4.70%, 01/30/2027			2,460	2,439,951
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(b)		U.S.$	4,192	4,405,750
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031			5,660	3,947,623
Philip Morris International, Inc.
4.875%, 02/13/2026			2,541	2,532,869
5.00%, 11/17/2025			4,607	4,598,108
5.375%, 02/15/2033			8,162	8,220,032
5.625%, 11/17/2029			829	853,895
Pilgrim’s Pride Corp. 6.875%, 05/15/2034			6,561	6,993,698
Tyson Foods, Inc. 5.70%, 03/15/2034			3,052	3,090,852

				60,114,635

Energy–1.2%
BP Capital Markets America, Inc. 2.939%, 06/04/2051			5,587	3,730,887
Continental Resources, Inc./OK
2.875%, 04/01/2032(b)			6,461	5,272,887
5.75%, 01/15/2031(b)			2,866	2,849,234
Devon Energy Corp. 5.60%, 07/15/2041			4,914	4,739,750
Ecopetrol SA 8.625%, 01/19/2029			4,800	5,067,144
EQT Corp.
5.70%, 04/01/2028			1,958	1,975,818
5.75%, 02/01/2034			2,809	2,799,421
Oleoducto Central SA 4.00%, 07/14/2027(b)			319	297,567
ONEOK, Inc. 6.05%, 09/01/2033			1,323	1,381,146
Ovintiv, Inc.
6.25%, 07/15/2033			1,563	1,624,129
6.50%, 02/01/2038			697	724,336
Suncor Energy, Inc. 6.80%, 05/15/2038			5,543	6,014,820
Var Energi ASA
7.50%, 01/15/2028(b)			5,044	5,349,111
8.00%, 11/15/2032(b)			4,495	5,051,346

				46,877,596

Other Industrial–0.2%
LKQ Corp.
5.75%, 06/15/2028			4,277	4,353,088
6.25%, 06/15/2033			2,528	2,631,673

				6,984,761

Services–0.4%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031			9,680	8,045,435

4	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Booking Holdings, Inc. 4.50%, 11/15/2031	EUR	3,033	$3,500,712
Expedia Group, Inc. 6.25%, 05/01/2025(b)	U.S.$	211	211,994
Global Payments, Inc. 3.20%, 08/15/2029		3,208	2,882,195

			14,640,336

Technology–1.6%
Apple, Inc. 4.10%, 08/08/2062		5,020	4,257,612
Broadcom, Inc.
3.137%, 11/15/2035(b)		1,202	971,637
3.187%, 11/15/2036(b)		8,430	6,701,260
4.926%, 05/15/2037(b)		4,241	4,022,207
Entegris, Inc. 4.75%, 04/15/2029(b)		5,311	5,095,214
Fiserv, Inc. 3.50%, 07/01/2029		9,632	8,969,222
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	5,113	5,824,789
Infor, Inc. 1.75%, 07/15/2025(b)	U.S.$	2,719	2,573,289
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		9,627	8,820,257
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		4,119	4,184,657
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030		3,313	3,005,454
TSMC Arizona Corp. 3.875%, 04/22/2027		2,710	2,627,853
Western Digital Corp.
2.85%, 02/01/2029		1,351	1,177,005
3.10%, 02/01/2032		408	328,224

			58,558,680

Transportation-Airlines–0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025(b)		1,979	1,959,022
4.75%, 10/20/2028(b)		3,940	3,853,596

			5,812,618

Transportation-Railroads–0.0%
Lima Metro Line 2 Finance Ltd.
4.35%, 04/05/2036(b)		406	374,027
5.875%, 07/05/2034(b)		975	967,658

			1,341,685

Transportation-Services–0.7%
ENA Master Trust 4.00%, 05/19/2048(b)		1,235	873,377
ERAC USA Finance LLC
4.60%, 05/01/2028(b)		2,517	2,485,286
4.90%, 05/01/2033(b)		5,812	5,690,703
Ryder System, Inc. 5.375%, 03/15/2029		7,365	7,428,118
TTX Co. 5.50%, 09/25/2026(b)	U.S.$	8,329	8,357,485

			24,834,969

			375,457,826

Utility–0.8%
Electric–0.7%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(b)		1,640	1,425,172
Alexander Funding Trust II 7.467%, 07/31/2028(b)		1,615	1,707,556
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		3,641	2,628,146
Electricite de France SA 9.125%, 03/15/2033(b)(c)		1,420	1,566,899
Engie Energia Chile SA 3.40%, 01/28/2030(b)		3,834	3,330,787
Niagara Mohawk Power Corp. 5.29%, 01/17/2034(b)		3,243	3,190,398
NRG Energy, Inc.
4.45%, 06/15/2029(b)		542	512,960
7.00%, 03/15/2033(b)		5,900	6,296,303
Pacific Gas and Electric Co. 5.55%, 05/15/2029		1,713	1,727,989
Vistra Operations Co., LLC 6.95%, 10/15/2033(b)		4,313	4,601,885

			26,988,095

Other Utility–0.1%
American Water Capital Corp. 2.30%, 06/01/2031		1,654	1,377,303

			28,365,398

Total Corporates-Investment Grade (cost $808,429,666)			785,255,331

MORTGAGE PASS-THROUGHS–18.6%
Agency Fixed Rate 30-Year–18.2%
Federal Home Loan Mortgage Corp.
Series 2019
3.50%, 09/01/2049		5,463	4,973,386
3.50%, 10/01/2049		5,356	4,872,463
3.50%, 11/01/2049		2,054	1,868,652
Series 2020
3.50%, 01/01/2050		4,469	4,074,466
Series 2022
2.00%, 03/01/2052		24,425	19,503,048
2.50%, 04/01/2052		29,468	24,622,871
3.00%, 03/01/2052		15,904	13,843,357

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)			U.S. $ Value
Federal Home Loan Mortgage Corp. Gold
Series 2003
5.00%, 08/01/2033	U.S.$	0	**	$479
Series 2007
5.50%, 07/01/2035		426		434,693
Series 2016
4.00%, 02/01/2046		4,218		4,039,019
Series 2017 4.00%, 07/01/2044		2,938		2,811,213
Series 2018
4.00%, 08/01/2048		2,197		2,072,261
4.50%, 10/01/2048		3,483		3,380,269
4.50%, 11/01/2048		3,782		3,669,342
5.00%, 09/01/2048		1,200		1,193,853
5.00%, 11/01/2048		1,491		1,483,305
Federal National Mortgage Association
Series 2001
6.50%, 08/01/2031		1		837
Series 2003
5.50%, 04/01/2033		373		379,645
5.50%, 07/01/2033		812		827,216
5.50%, 11/01/2033		0	**	78
Series 2004
5.50%, 04/01/2034		192		195,887
5.50%, 05/01/2034		177		180,414
5.50%, 11/01/2034		680		694,404
6.50%, 08/01/2034		1		889
Series 2005
5.50%, 02/01/2035		935		954,906
Series 2006
5.50%, 04/01/2036		171		175,253
Series 2007
5.50%, 09/01/2036		320		326,365
Series 2008
6.00%, 03/01/2037		2		2,434
Series 2010
4.00%, 12/01/2040		1,871		1,791,263
Series 2012
3.50%, 02/01/2042		1,159		1,076,108
3.50%, 11/01/2042		12,695		11,785,136
3.50%, 01/01/2043		2,105		1,951,193
Series 2013
3.50%, 04/01/2043		7,346		6,808,478
4.00%, 10/01/2043		5,794		5,525,073
Series 2015
3.00%, 05/01/2045		2,381		2,110,026
3.00%, 08/01/2045		4,201		3,719,697
Series 2018
3.50%, 02/01/2048		2,866		2,607,033
3.50%, 05/01/2048		1,208		1,103,443
4.50%, 09/01/2048		5,422		5,255,919
Series 2019
3.50%, 08/01/2049		1,750		1,591,932
3.50%, 09/01/2049		2,072		1,886,817
3.50%, 10/01/2049		5,615		5,106,482
3.50%, 11/01/2049	U.S.$	4,442		4,040,235
Series 2020
3.50%, 01/01/2050		4,256		3,873,527
Series 2021
2.00%, 07/01/2051		26,122		20,727,365
2.00%, 12/01/2051		46,368		36,749,270
2.50%, 01/01/2052		8,113		6,782,995
Series 2022 2.00%, 05/01/2052		12,521		9,923,400
2.50%, 03/01/2052		17,792		14,874,782
2.50%, 04/01/2052		18,773		15,673,693
2.50%, 05/01/2052		24,227		20,228,894
3.00%, 02/01/2052		19,076		16,604,253
3.00%, 03/01/2052		24,719		21,516,685
Government National Mortgage Association
Series 2016
3.00%, 04/20/2046		1,190		1,066,652
3.00%, 05/20/2046		1,103		988,976
3.00%, 12/20/2046		319		286,158
Series 2023
5.50%, 04/20/2053		18,940		18,938,948
5.50%, 07/20/2053		9,901		9,894,309
Series 2024
3.00%, 04/18/2054, TBA		11,411		10,064,501
4.00%, 04/18/2054, TBA		4,157		3,889,924
4.50%, 04/18/2054, TBA		58,866		56,558,965
5.00%, 04/18/2054, TBA		48,025		47,206,688
Series 2024
5.50%, 04/18/2054, TBA		13,531		13,523,034
Uniform Mortgage-Backed Security
Series 2024
2.00%, 04/11/2054, TBA		54,968		43,487,741
2.50%, 04/11/2054, TBA		69,193		57,195,044
5.50%, 04/11/2054, TBA		31,585		31,433,244
6.00%, 04/11/2054, TBA		29,164		29,440,943
Series 2024
3.00%, 04/11/2054, TBA		16,763		14,425,494
4.00%, 04/11/2054, TBA		9,401		8,705,036
4.50%, 04/11/2054, TBA		8,559		8,150,107
5.00%, 04/11/2054, TBA		8,405		8,203,411
6.50%, 04/11/2054, TBA		6,953		7,101,882

				690,455,761

Agency Fixed Rate 15-Year–0.4%
Federal National Mortgage Association
Series 2012
2.50%, 04/01/2027		5		4,674
Series 2016
2.50%, 02/01/2031		11		9,979
2.50%, 04/01/2031		7		6,612
2.50%, 05/01/2031		31		28,785
2.50%, 07/01/2031		994		932,263
2.50%, 08/01/2031		355		333,241
2.50%, 09/01/2031		191		179,336

6	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

	Principal Amount (000)			U.S. $ Value
2.50%, 10/01/2031	U.S.$	1,103		$1,034,483
2.50%, 11/01/2031		7,540		7,066,692
2.50%, 12/01/2031		2,882		2,697,754
2.50%, 01/01/2032		397		371,043
Series 2017
2.50%, 01/01/2032		1,884		1,763,224
2.50%, 02/01/2032		102		95,321

				14,523,407

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association
Series 2009
4.50%, 07/01/2029		137		135,458
4.50%, 08/01/2029		38		37,789
4.50%, 10/01/2029		7		7,241

				180,488

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp.
Series 2006
6.596% (RFUCCT1Y + 2.18%), 12/01/2036(d)		0	**	141
Series 2007
6.60% (RFUCCT1Y + 2.10%), 03/01/2037(d)		0	**	329

				470

Total Mortgage Pass-Throughs (cost $739,813,503)				705,160,126

COLLATERALIZED MORTGAGE OBLIGATIONS–6.8%
Risk Share Floating Rate–6.3%
Bellemeade Re Ltd.
Series 2019-3A, Class M1C
7.394% (CME Term SOFR 1 Month + 2.06%), 07/25/2029(b)(d)		194		194,091
Series 2021-3A, Class A2
6.32% (CME Term SOFR + 1.00%), 09/25/2031(b)(d)		7,199		7,199,142
Series 2022-1, Class M1B
7.47% (CME Term SOFR + 2.15%), 01/26/2032(b)(d)		3,969		3,983,959
Series 2022-2, Class M1A
9.32% (CME Term SOFR + 4.00%), 09/27/2032(b)(d)		7,387		7,566,716
Connecticut Avenue Securities Trust
Series 2021-R03, Class 1M2
6.97% (CME Term SOFR + 1.65%), 12/25/2041(b)(d)		3,513		3,528,557
Series 2022-R01, Class 1M2
7.22% (CME Term SOFR + 1.90%), 12/25/2041(b)(d)	U.S.$	9,352		9,416,946
Series 2022-R02, Class 2M1
6.52% (CME Term SOFR + 1.20%), 01/25/2042(b)(d)		4,157		4,163,741
Series 2022-R03, Class 1M2
8.82% (CME Term SOFR + 3.50%), 03/25/2042(b)(d)		6,435		6,744,484
Series 2022-R04, Class 1M2
8.42% (CME Term SOFR + 3.10%), 03/25/2042(b)(d)		1,747		1,815,624
Series 2022-R05, Class 2M2
8.32% (CME Term SOFR + 3.00%), 04/25/2042(b)(d)		5,001		5,156,737
Series 2022-R06, Class 1M1
8.07% (CME Term SOFR + 2.75%), 05/25/2042(b)(d)		6,544		6,715,931
Series 2022-R07, Class 1M1
8.271% (CME Term SOFR + 2.95%), 06/25/2042(b)(d)		6,805		6,991,673
Series 2022-R08, Class 1M1
7.87% (CME Term SOFR + 2.55%), 07/25/2042(b)(d)		5,440		5,583,575
Series 2023-R01, Class 1M1
7.721% (CME Term SOFR + 2.40%), 12/25/2042(b)(d)		4,297		4,412,051
Series 2023-R02, Class 1M1
7.62% (CME Term SOFR + 2.30%), 01/25/2043(b)(d)		3,150		3,225,308
Series 2023-R03, Class 2M1
7.82% (CME Term SOFR + 2.50%), 04/25/2043(b)(d)		8,400		8,565,982
Series 2023-R04, Class 1M1
7.621% (CME Term SOFR + 2.30%), 05/25/2043(b)(d)		6,774		6,913,647
Series 2023-R05, Class 1M1
7.221% (CME Term SOFR + 1.90%), 06/25/2043(b)(d)		6,283		6,357,318
Series 2023-R06, Class 1M1
7.02% (CME Term SOFR + 1.70%), 07/25/2043(b)(d)		6,164		6,218,623

Schedule of Investments—Intermediate Duration Portfolio	7

	Principal Amount (000)			U.S. $ Value
Series 2024-R02, Class 1M1
6.42% (CME Term SOFR + 1.10%), 02/25/2044(b)(d)		U.S.$	3,717	$3,718,612
Eagle Re Ltd. Series 2021-2, Class M1B 7.37% (CME Term SOFR + 2.05%), 04/25/2034(b)(d)			1,709	1,711,540
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2015-DNA1, Class M3
8.735% (CME Term SOFR + 3.41%), 10/25/2027(d)			392	395,550
Series 2016-HQA3, Class M3
9.285% (CME Term SOFR + 3.96%), 03/25/2029(d)			944	988,444
Series 2021-DNA3, Class M2
7.42% (CME Term SOFR + 2.10%), 10/25/2033(b)(d)			3,221	3,277,655
Series 2021-DNA5, Class M2
6.97% (CME Term SOFR + 1.65%), 01/25/2034(b)(d)			1,676	1,682,291
Series 2021-DNA6, Class M2
6.82% (CME Term SOFR + 1.50%), 10/25/2041(b)(d)			9,778	9,792,511
Series 2021-DNA7, Class M2
7.12% (CME Term SOFR + 1.80%), 11/25/2041(b)(d)			9,563	9,617,863
Series 2021-HQA3, Class M1
6.17% (CME Term SOFR + 0.85%), 09/25/2041(b)(d)			2,400	2,388,465
Series 2021-HQA4, Class M1
6.27% (CME Term SOFR + 0.95%), 12/25/2041(b)(d)			3,589	3,571,008
Series 2021-HQA4, Class M2
7.67% (CME Term SOFR + 2.35%), 12/25/2041(b)(d)			6,126	6,160,740
Series 2022-DNA1, Class M1A
6.32% (CME Term SOFR + 1.00%), 01/25/2042(b)(d)			2,853	2,852,751
Series 2022-DNA1, Class M1B
7.17% (CME Term SOFR + 1.85%), 01/25/2042(b)(d)			4,940	4,965,622
Series 2022-DNA2, Class M1B
7.72% (CME Term SOFR + 2.40%), 02/25/2042(b)(d)	U.S.$		7,072	7,200,196
Series 2022-DNA3, Class M1B
8.22% (CME Term SOFR + 2.90%), 04/25/2042(b)(d)			2,957	3,057,308
Series 2022-DNA4, Class M1B
8.67% (CME Term SOFR + 3.35%), 05/25/2042(b)(d)			5,585	5,834,015
Series 2022-DNA5, Class M1B
9.82% (CME Term SOFR + 4.50%), 06/25/2042(b)(d)			9,989	10,801,416
Series 2022-DNA7, Class M1A
7.82% (CME Term SOFR + 2.50%), 03/25/2052(b)(d)			6,203	6,326,322
Series 2022-HQA1, Class M1B
8.82% (CME Term SOFR + 3.50%), 03/25/2042(b)(d)			1,664	1,735,064
Series 2023-DNA1, Class M1A
7.42% (CME Term SOFR + 2.10%), 03/25/2043(b)(d)			3,811	3,888,435
Series 2023-DNA2, Class M1A
7.42% (CME Term SOFR + 2.10%), 04/25/2043(b)(d)			12,238	12,461,491
Series 2023-HQA1, Class M1A
7.32% (CME Term SOFR + 2.00%), 05/25/2043(b)(d)			4,908	4,959,194
Series 2023-HQA2, Class M1A
7.32% (CME Term SOFR + 2.00%), 06/25/2043(b)(d)			4,786	4,820,498
Series 2024-HQA1, Class M1
6.569% (CME Term SOFR + 1.25%), 03/25/2044(b)(d)			8,084	8,086,282
Federal National Mortgage Association Connecticut Avenue Securities
Series 2015-C04, Class 1M2
11.135% (CME Term SOFR + 5.81%), 04/25/2028(d)			797	842,290
Series 2016-C02, Class 1M2
11.435% (CME Term SOFR + 6.11%), 09/25/2028(d)			188	195,302

8	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

	Principal Amount (000)			U.S. $ Value
Series 2021-R02, Class 2M2
7.32% (CME Term SOFR + 2.00%), 11/25/2041(b)(d)	U.S.$		4,242	$4,265,651
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.685% (CME Term SOFR + 4.36%), 11/25/2024(b)(d)			183	188,167
Oaktown Re VII Ltd. Series 2021-2, Class M1A 6.92% (CME Term SOFR + 1.60%), 04/25/2034(b)(d)			3,356	3,356,638
PMT Credit Risk Transfer Trust
Series 2019-2R, Class A
9.197% (CME Term SOFR 1 Month + 3.86%), 05/30/2025(b)(d)			2,376	2,377,264
Series 2019-3R, Class A
9.136% (CME Term SOFR + 3.81%), 11/27/2031(b)(d)			177	177,353
Series 2020-1R, Class A
8.786% (CME Term SOFR + 3.46%), 02/25/2025(b)(d)			747	744,124
Triangle Re Ltd. Series 2021-3, Class M1A 7.22% (CME Term SOFR + 1.90%), 02/25/2034(b)(d)			137	137,036
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2
10.685% (CME Term SOFR + 5.36%), 11/25/2025(b)(d)			877	900,049
Series 2015-WF1, Class 2M2
10.935% (CME Term SOFR + 5.61%), 11/25/2025(b)(d)			220	228,782

				238,460,034

Agency Fixed Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs
Series 5008, Class AI 3.50%, 09/25/2050(e)			8,872	1,688,709
Series 5040, Class AI
3.50%, 11/25/2050(e)			6,461	1,070,265
Series 5043, Class IO
5.00%, 11/25/2050(e)			13,033	2,922,251
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 4.698%, 05/28/2035			1,230	1,180,993
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 05/25/2045(e)		U.S.$	5,587	851,487

				7,713,705

Agency Floating Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs
Series 4416, Class BS
0.667% (5.99%-CME Term SOFR), 12/15/2044(d)(f)			6,255	618,802
Series 4585, Class DS
0.567% (5.89%-CME Term SOFR), 05/15/2046(d)(f)			4,103	415,006
Series 4693, Class SL
0.717% (6.04%-CME Term SOFR), 06/15/2047(d)(f)			2,618	342,244
Series 4954, Class SL
0.615% (5.94%-CME Term SOFR), 02/25/2050(d)(f)			1,855	190,799
Series 4981, Class HS
0.665% (5.99%-CME Term SOFR), 06/25/2050(d)(f)			15,770	1,373,553
Federal National Mortgage Association REMICs
Series 2015-26, Class SH
1.015% (6.34%-CME Term SOFR), 05/25/2045(d)(f)			4,974	622,901
Series 2016-106, Class ES
0.565% (5.89%-CME Term SOFR), 01/25/2047(d)(f)			2,893	318,078
Series 2017-62, Class AS
0.715% (6.04%-CME Term SOFR), 08/25/2047(d)(f)			3,617	400,461
Series 2017-97, Class SW
0.765% (6.09%-CME Term SOFR), 12/25/2047(d)(f)			5,235	613,181
Government National Mortgage Association
Series 2017-122, Class SA
0.757% (6.09%-CME Term SOFR 1 Month), 08/20/2047(d)(f)			4,371	519,225
Series 2017-134, Class MS
0.757% (6.09%-CME Term SOFR 1 Month), 09/20/2047(d)(f)			5,060	612,040
Series 2017-43, Class ST
0.657% (5.99%-CME Term SOFR 1 Month), 03/20/2047(d)(f)			6,002	679,125

				6,705,415

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)		U.S. $ Value
Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 5.824% (CME Term SOFR 1 Month + 0.49%), 12/25/2036(d)	U.S.$	3,615	$1,146,292
HomeBanc Mortgage Trust Series 2005-1, Class A1 5.944% (CME Term SOFR 1 Month + 0.61%), 03/25/2035(d)		541	433,453
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 7.544% (CME Term SOFR 1 Month + 2.21%), 04/25/2047(b)(d)		654	677,066

			2,256,811

Non-Agency Fixed Rate–0.0%
Alternative Loan Trust
Series 2005-20CB, Class 3A6
5.50%, 07/25/2035		262	180,166
Series 2006-24CB, Class A16
5.75%, 08/25/2036		1,940	1,046,063
Series 2006-J1, Class 1A13
5.50%, 02/25/2036		446	305,296
CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		593	256,318

			1,787,843

Total Collateralized Mortgage Obligations (cost $254,019,053)			256,923,808

ASSET-BACKED SECURITIES–5.2%
Autos-Fixed Rate–2.9%
ACM Auto Trust Series 2024-1A, Class A 7.71%, 01/21/2031(b)		5,188	5,207,630
American Credit Acceptance Receivables Trust Series 2023-3, Class B 6.09%, 11/12/2027(b)		8,592	8,614,561
Americredit Automobile Receivables Trust Series 2023-1, Class A2A 5.84%, 10/19/2026		3,936	3,937,326
Arivo Acceptance Auto Loan Receivables Trust Series 2024-1A, Class A 6.46%, 04/17/2028(b)	U.S.$	1,408	1,407,457
Avis Budget Rental Car Funding AESOP LLC
Series 2023-3A, Class A
5.44%, 02/22/2028(b)		4,800	4,827,821
Series 2023-5A, Class B
6.12%, 04/20/2028(b)		3,817	3,854,220
Carvana Auto Receivables Trust
Series 2021-N3, Class C
1.02%, 06/12/2028		690	647,153
Series 2021-N4, Class D
2.30%, 09/11/2028		2,274	2,201,297
Series 2021-P4, Class D
2.61%, 09/11/2028		4,063	3,627,815
CPS Auto Receivables Trust
Series 2021-C, Class D
1.69%, 06/15/2027(b)		5,050	4,884,645
Series 2022-A, Class C
2.17%, 04/16/2029(b)		5,564	5,451,189
Series 2023-A, Class A
5.54%, 03/16/2026(b)		972	972,191
DT Auto Owner Trust Series 2023-1A, Class A 5.48%, 04/15/2027(b)		1,992	1,990,259
FHF Trust
Series 2021-2A, Class A
0.83%, 12/15/2026(b)		761	739,522
Series 2023-1A, Class A2
6.57%, 06/15/2028(b)		2,768	2,782,104
Flagship Credit Auto Trust Series 2023-2, Class A2 5.76%, 04/15/2027(b)		4,306	4,303,795
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(b)		5,650	5,226,165
LAD Auto Receivables Trust
Series 2021-1A, Class A
1.30%, 08/17/2026(b)		499	494,966
Series 2022-1A, Class A
5.21%, 06/15/2027(b)		2,422	2,415,566
Lendbuzz Securitization Trust
Series 2023-1A, Class A2
6.92%, 08/15/2028(b)		5,940	5,983,327
Series 2023-2A, Class A2
7.09%, 10/16/2028(b)		3,845	3,882,829
Lobel Automobile Receivables Trust Series 2023-1, Class A 6.97%, 07/15/2026(b)		869	871,070

10	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Prestige Auto Receivables Trust Series 2024-1A, Class A1 5.648%, 04/15/2025(b)	U.S.$	4,287	$4,287,578
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(b)		3,082	3,063,730
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(b)		3,555	3,569,735
Santander Bank Auto Credit-Linked Notes
Series 2022-A, Class B
5.281%, 05/15/2032(b)		2,111	2,099,577
Series 2022-C, Class B
6.451%, 12/15/2032(b)		2,530	2,535,123
Santander Bank NA-SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(b)		783	771,810
Santander Drive Auto Receivables Trust Series 2023-3, Class B 5.61%, 07/17/2028		4,065	4,074,231
Tesla Auto Lease Trust Series 2024-A, Class A3 5.30%, 06/21/2027(b)		3,017	3,010,616
Westlake Automobile Receivables Trust
Series 2023-2A, Class A2A
5.87%, 07/15/2026(b)		4,176	4,178,454
Series 2023-P1, Class C
6.44%, 06/15/2027(b)		2,202	2,215,274
World Omni Select Auto Trust Series 2023-A, Class A2A 5.92%, 03/15/2027		4,629	4,634,576

			108,763,612

Other ABS-Fixed Rate–2.3%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(b)		8,299	7,317,582
Affirm Asset Securitization Trust
Series 2021-Z1, Class A
1.07%, 08/15/2025(b)		136	134,796
Series 2021-Z2, Class A
1.17%, 11/16/2026(b)		355	346,678
Series 2022-A, Class B
4.64%, 05/17/2027(b)		750	739,931
Series 2022-X1, Class A
1.75%, 02/15/2027(b)		258	255,137
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(b)	U.S.$	1,709	1,704,581
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(b)		1,762	1,721,055
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(b)		572	561,723
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(b)(g)		6,026	6,021,391
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(b)		848	768,453
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(b)		2,099	1,841,088
Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(b)		493	468,024
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(b)		3,651	3,257,554
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(b)		7,711	6,880,223
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(b)		2,053	1,822,394
Hardee’s Funding LLC
Series 2018-1A, Class A23
5.71%, 06/20/2048(b)		3,166	3,010,788
Series 2020-1A, Class A2
3.981%, 12/20/2050(b)		2,565	2,310,271
Kubota Credit Owner Trust Series 2023-1A, Class A2 5.40%, 02/17/2026(b)		4,141	4,137,397
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(b)		2,000	1,844,527
Neighborly Issuer LLC
Series 2022-1A, Class A2
3.695%, 01/30/2052(b)		5,413	4,747,068
Series 2023-1A, Class A2
7.308%, 01/30/2053(b)		6,568	6,653,993
Nelnet Student Loan Trust
Series 2021-BA, Class B
2.68%, 04/20/2062(b)		2,008	1,661,459
Series 2021-CA, Class B
2.53%, 04/20/2062(b)		3,421	2,780,257

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)		U.S. $ Value
Series 2021-DA, Class B
2.90%, 04/20/2062(b)	U.S.$	3,096	$2,568,722
NMEF Funding LLC Series 2022-B, Class A2 6.07%, 06/15/2029(b)		1,698	1,700,913
Pagaya AI Debt Trust
Series 2024-2, Class A
6.319%, 08/15/2031(b)		5,303	5,310,347
Series 2024-3, Class A
6.258%, 10/15/2031(b)		6,622	6,617,281
Prestige Auto Receivables Trust Series 2022-1A, Class A2 5.90%, 07/15/2025(b)		49	48,997
Prosper Marketplace Issuance Trust Series 2024-1A, Class A 6.12%, 08/15/2029(b)(g)		10,100	10,098,422
Upstart Securitization Trust Series 2021-3, Class B 1.66%, 07/20/2031(b)		1,412	1,404,451

			88,735,503

Home Equity Loans-Floating Rate–0.0%
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 6.044% (CME Term SOFR 1 Month + 0.71%), 04/25/2034(d)		2	2,179

Total Asset-Backed Securities (cost $204,237,632)			197,501,294

COLLATERALIZED LOAN OBLIGATIONS–2.8%
CLO-Floating Rate–2.8%
AGL CLO 10 Ltd. Series 2021-10A, Class A 6.706% (CME Term SOFR 3 Month + 1.39%), 04/15/2034(b)(d)		3,427	3,427,895
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 6.779% (CME Term SOFR 3 Month + 1.46%), 07/20/2034(b)(d)		6,496	6,497,189
Dryden 78 CLO Ltd. Series 2020-78A, Class C 7.528% (CME Term SOFR 3 Month + 2.21%), 04/17/2033(b)(d)		4,670	4,670,005
Elevation CLO Ltd. Series 2020-11A, Class D1 9.426% (CME Term SOFR 3 Month + 4.11%), 04/15/2033(b)(d)	U.S.$	4,500	4,473,225
Elmwood CLO IX Ltd. Series 2021-2A, Class A 6.709% (CME Term SOFR 3 Month + 1.39%), 07/20/2034(b)(d)		5,900	5,902,230
Elmwood CLO XII Ltd. Series 2021-5A, Class D 8.629% (CME Term SOFR 3 Month + 3.31%), 01/20/2035(b)(d)		2,100	2,102,398
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 6.681% (CME Term SOFR 3 Month + 1.37%), 07/19/2034(b)(d)		4,290	4,293,381
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 6.649% (CME Term SOFR 3 Month + 1.33%), 04/20/2034(b)(d)		6,463	6,467,340
Golub Capital Partners 48 LP Series 2020-48A, Class A1 6.888% (CME Term SOFR 3 Month + 1.57%), 04/17/2033(b)(d)		644	644,379
Kings Park CLO Ltd. Series 2021-1A, Class A 6.709% (CME Term SOFR 3 Month + 1.39%), 01/21/2035(b)(d)		8,477	8,483,529
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 6.708% (CME Term SOFR 3 Month + 1.39%), 07/17/2035(b)(d)		6,910	6,915,417
OCP CLO Ltd. Series 2020-18A, Class AR 6.669% (CME Term SOFR 3 Month + 1.35%), 07/20/2032(b)(d)		8,088	8,092,141
Palmer Square CLO Ltd. Series 2021-4A, Class A 6.746% (CME Term SOFR 3 Month + 1.43%), 10/15/2034(b)(d)		730	730,440

12	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Peace Park CLO Ltd. Series 2021-1A, Class D 8.529% (CME Term SOFR 3 Month + 3.21%), 10/20/2034(b)(d)	U.S.$	400	$400,028
Pikes Peak CLO 8 Series 2021-8A, Class A 6.749% (CME Term SOFR 3 Month + 1.43%), 07/20/2034(b)(d)		7,300	7,305,110
Rad CLO 11 Ltd. Series 2021-11A, Class D 8.476% (CME Term SOFR 3 Month + 3.16%), 04/15/2034(b)(d)		3,800	3,799,981
Rad CLO 14 Ltd. Series 2021-14A, Class A 6.746% (CME Term SOFR 3 Month + 1.43%), 01/15/2035(b)(d)		829	829,028
Regatta XIX Funding Ltd. Series 2022-1A, Class A1 6.638% (CME Term SOFR 3 Month + 1.32%), 04/20/2035(b)(d)		5,153	5,152,766
Regatta XX Funding Ltd. Series 2021-2A, Class A 6.736% (CME Term SOFR 3 Month + 1.42%), 10/15/2034(b)(d)		11,084	11,083,459
Rockford Tower CLO Ltd. Series 2021-2A, Class A1 6.739% (CME Term SOFR 3 Month + 1.42%), 07/20/2034(b)(d)		5,449	5,450,184
Series 2021-3A, Class D 8.829% (CME Term SOFR 3 Month + 3.51%), 10/20/2034(b)(d)		3,200	3,105,277
Sixth Street CLO XVII Ltd. Series 2021-17A, Class A 6.819% (CME Term SOFR 3 Month + 1.50%), 01/20/2034(b)(d)		1,089	1,089,576
Sixth Street CLO XX Ltd. Series 2021-20A, Class D 8.629% (CME Term SOFR 3 Month + 3.31%), 10/20/2034(b)(d)		1,900	1,900,196
TICP CLO XV Ltd. Series 2020-15A, Class A 6.859% (CME Term SOFR 3 Month + 1.54%), 04/20/2033(b)(d)		250	250,250
Voya CLO Ltd. Series 2019-1A, Class DR 8.426% (CME Term SOFR 3 Month + 3.11%), 04/15/2031(b)(d)	U.S.$	1,850	1,825,380

Total Collateralized Loan Obligations (cost $104,751,763)			104,890,804

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.5%
Non-Agency Floating Rate CMBS–1.4%
AREIT Trust Series 2022-CRE6, Class A 6.569% (CME Term SOFR + 1.25%), 01/20/2037(b)(d)		11,543	11,412,680
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.373% (CME Term SOFR 1 Month + 1.05%), 11/15/2033(b)(d)		10,570	10,521,073
BBCMS Mortgage Trust Series 2020-BID, Class A 7.581% (CME Term SOFR 1 Month + 2.25%), 10/15/2037(b)(d)		7,708	7,669,460
BFLD Trust Series 2021-FPM, Class A 7.041% (CME Term SOFR 1 Month + 1.71%), 06/15/2038(b)(d)		11,683	11,595,377
BX Commercial Mortgage Trust Series 2019-IMC, Class D 7.271% (CME Term SOFR 1 Month + 1.95%), 04/15/2034(b)(d)		1,772	1,768,273
Series 2019-IMC, Class E 7.521% (CME Term SOFR 1 Month + 2.20%), 04/15/2034(b)(d)		6,595	6,570,156
CLNY Trust Series 2019-IKPR, Class D 7.461% (CME Term SOFR 1 Month + 2.14%), 11/15/2038(b)(d)		2,751	2,558,430
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 7.32% (CME Term SOFR + 2.00%), 01/25/2051(b)(d)		649	635,704

Schedule of Investments—Intermediate Duration Portfolio	13

	Principal Amount (000)		U.S. $ Value
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.905% (CME Term SOFR 1 Month + 1.58%), 07/15/2036(b)(d)	U.S.$	2,335	$2,156,549

			54,887,702

Non-Agency Fixed Rate CMBS–1.1%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(b)		2,805	2,075,993
Barclays Commercial Mortgage Trust Series 2019-C3, Class B 4.096%, 05/15/2052		3,523	3,182,309
Commercial Mortgage Trust Series 2012-CR3, Class E 4.296%, 10/15/2045(b)		3,938	1,753,316
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.152%, 08/10/2044(b)		333	122,786
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(h)		3,550	3,402,170
Series 2021-1, Class A2 2.435%, 08/15/2026(h)		9,371	8,966,310
Series 2021-1, Class AS 2.638%, 08/15/2026(h)		249	232,200
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(h)		6,860	6,728,711
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.111%, 08/15/2046(b)		2,527	1,728,541
Series 2014-C21, Class B 4.341%, 08/15/2047		1,857	1,777,193
Series 2015-C27, Class AS 3.634%, 02/15/2048		3,415	3,177,370
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3, Class B 3.397%, 08/15/2049		3,000	2,562,002
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		817	311,150
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)	U.S.$	1,123	1,120,427
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class AS 4.047%, 09/15/2048		2,906	2,798,518
Series 2019-C51, Class B 3.836%, 06/15/2052		1,269	1,122,416

			41,061,412

Total Commercial Mortgage-Backed Securities (cost $103,192,764)			95,949,114

INFLATION-LINKED SECURITIES–1.2%
United States–1.2%
U.S. Treasury Inflation Index 0.25%, 07/15/2029 (TIPS) (cost $44,374,020)		49,395	45,597,916

AGENCIES– 0.9%
Agency Debentures–0.9%
Federal Home Loan Banks 4.00%, 06/30/2028		27,220	26,932,012
4.75%, 12/08/2028		8,990	9,159,372

Total Agencies (cost $36,328,052)			36,091,384

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.6%
United States–0.6%
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2020-A 1.705%, 07/01/2027		6,821	6,184,015
State of California Series 2010 7.625%, 03/01/2040		8,520	10,391,711
University of California Series 2021-B 3.071%, 05/15/2051		7,960	5,754,827

Total Local Governments-US Municipal Bonds (cost $23,339,462)			22,330,553

CORPORATES-NON-INVESTMENT GRADE–0.5%

Industrial–0.4%
Capital Goods–0.0%
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(b)		3,418	854

14	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Communications-Media–0.1%
DISH DBS Corp. 5.75%, 12/01/2028(b)	U.S.$	3,890	$2,674,764
VZ Vendor Financing II BV 2.875%, 01/15/2029(b)	EUR	2,093	1,948,908

			4,623,672

Communications-Telecommunications–0.0%
Altice France SA/France 3.375%, 01/15/2028(b)		1,024	793,393

Consumer Cyclical-Other–0.1%
Caesars Entertainment, Inc. 7.00%, 02/15/2030(b)	U.S.$	1,793	1,840,676
Hilton Domestic Operating Co., Inc.
5.875%, 04/01/2029(b)		2,297	2,300,468
6.125%, 04/01/2032(b)		1,315	1,319,958

			5,461,102

Consumer Non-Cyclical–0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(b)		3,900	3,499,197
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(b)	EUR	1,420	1,424,729

			4,923,926

Services–0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(b)		2,174	2,294,501

			18,097,448

Utility–0.1%
Electric–0.1%
Vistra Corp. 7.00%, 12/15/2026(b)(c)	U.S.$	2,589	2,564,405

Total Corporates-Non-Investment Grade (cost $25,856,478)			20,661,853

QUASI-SOVEREIGNS–0.4%

Quasi-Sovereign Bonds– 0.4%
Chile–0.2%
Corp. Nacional del Cobre de Chile 6.44%, 01/26/2036(b)		7,339	7,578,852

Hungary–0.1%
Magyar Export-Import Bank Zrt 6.125%, 12/04/2027(b)		4,878	4,908,487

Mexico–0.1%
Comision Federal de Electricidad 4.688%, 05/15/2029(b)	U.S.$	1,800	1,690,875

Total Quasi-Sovereigns (cost $14,193,457)			14,178,214

EMERGING MARKETS-CORPORATE BONDS–0.3%

Industrial–0.3%
Basic–0.2%
Braskem Netherlands Finance BV
4.50%, 01/10/2028(b)		2,591	2,315,913
4.50%, 01/31/2030(b)		1,724	1,480,571
CSN Resources SA 4.625%, 06/10/2031(b)		1,862	1,526,840
Volcan Cia Minera SAA 4.375%, 02/11/2026(b)		761	469,680

			5,793,004

Communications-Media–0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(b)		825	719,813

Consumer Cyclical-Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(b)		2,862	2,709,956

			9,222,773

Utility–0.0%
Electric–0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(b)		565	556,553

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd.
5.25%, 12/27/2033(b)(i)(j)		2,731	152,209
7.125%, 12/26/2046(b)(i)(j)(k)		821	49,237

			201,446

Total Emerging Markets-Corporate Bonds (cost $13,733,167)			9,980,772

EMERGING MARKETS-SOVEREIGNS–0.1%
Dominican Republic–0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(b) (cost $3,827,000)		3,827	3,431,145

Schedule of Investments—Intermediate Duration Portfolio	15

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-SOVEREIGN BONDS–0.1%
Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $2,483,799)	U.S.$	2,490	$1,985,775

		Shares

COMMON STOCKS–0.0%

Financials–0.0%
Insurance–0.0%
Mt Logan Re Ltd. Special Investment, Series 2, December 2021–Class U-1(g)(k)(l)		1,463	438,091
Mt Logan Re Ltd. Special Investment, Series 2, December 2022–Class U-1(g)(k)(l)		2,136	1,039,228

Total Common Stocks (cost $3,196,458)			1,477,319

SHORT-TERM INVESTMENTS–9.1%

U.S. Treasury Bills–9.1%
United States–9.1%
U.S. Treasury Bill
Zero Coupon, 04/30/2024	U.S.$	74,714	74,397,922
Zero Coupon, 05/02/2024		9,655	9,610,662
Zero Coupon, 05/30/2024		33,146	32,860,905
Zero Coupon, 06/11/2024		7,436	7,359,296
Zero Coupon, 06/20/2024		13,930	13,768,382
Zero Coupon, 06/25/2024		14,299	14,123,650
Zero Coupon, 07/25/2024		114,912	113,014,491
Zero Coupon, 08/01/2024		10,066	9,889,101
Zero Coupon, 08/08/2024		5,599	5,495,878
Zero Coupon, 09/05/2024		28,853	28,210,101
Zero Coupon, 09/12/2024		35,156	34,338,115

Total Short-Term Investments (cost $343,148,399)			343,068,503

Total Investments—107.6% (cost $4,253,494,898)			4,071,208,117	(m)

Other assets less liabilities—(7.6)%			(288,309,633)

Net Assets—100.0%			$3,782,898,484

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	918	June 2024	$105,211,406	$438,452
U.S. Long Bond (CBT) Futures	137	June 2024	16,499,938	252,387
U.S. T-Note 2 Yr (CBT) Futures	442	June 2024	90,382,094	(81,710)
U.S. T-Note 5 Yr (CBT) Futures	4,145	June 2024	443,579,766	597,288
U.S. Ultra Bond (CBT) Futures	80	June 2024	10,320,000	170,216

				$1,376,633

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	EUR	17,637	USD	19,320	06/12/2024	$238,757

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

		Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	19,060	12/13/2029	1.537%	1 Day SOFR	Annual	$2,538,256	$1,617,076	$921,180

16	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)			Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	17		$(2,213)	$(2,539)	$326
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	111		(14,078)	(13,612)	(466)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	72		(9,083)	(8,481)	(602)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	107		(13,510)	(12,760)	(750)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	103		(12,999)	(12,132)	(867)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	58		(7,322)	(6,288)	(1,034)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	87		(11,012)	(9,950)	(1,062)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	101		(12,772)	(11,540)	(1,232)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	62		(7,833)	(5,674)	(2,159)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	0	***	(56)	(50)	(6)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	617		(78,049)	(45,075)	(32,974)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	66		(8,401)	(9,087)	686
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	56		(7,039)	(6,276)	(763)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	155		(19,583)	(16,348)	(3,235)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,487		(188,169)	(153,282)	(34,887)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,058		(260,315)	(133,000)	(127,315)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	896		(113,356)	(56,926)	(56,430)

							$(765,790)	$(503,020)	$(262,770)

* Termination date

**	Principal amount less than 500.
***	Notional amount less than 500.
(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2024, the aggregate market value of these securities amounted to $942,237,766 or 24.9% of net assets.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2024.
(e)	IO—Interest Only.
(f)	Inverse interest only security.
(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

Schedule of Investments—Intermediate Duration Portfolio	17

(h)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.52% of net assets as of March 31, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021- 08/03/2023	$3,436,845	$3,402,170	0.09%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021- 09/06/2022	9,520,486	8,966,310	0.24%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021- 04/01/2021	252,346	232,200	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	7,262,133	6,728,711	0.18%

(i)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2024.
(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2024.
(k)	Fair valued by the Adviser.
(l)	Non-income producing security.
(m)	On March 29, 2024, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2024 for financial reporting purposes.

Currency Abbreviations:

EUR—Euro

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

RFUCCT1Y—Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

18	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

SCB–TAX–1944–0324

Sanford C. Bernstein Fund, Inc.

March 31, 2024

Schedule of Investments To the Semi-Annual Report For the Fixed Income Municipal Portfolios

California Municipal

Diversified Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2024 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.4%

Long-Term Municipal Bonds–95.3%
California–86.7%
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	$3,850	$3,309,721
Bay Area Toll Authority Series 2021 3.94% (MUNIPSA + 0.30%), 04/01/2056(a)	5,000	4,896,248
4.05% (MUNIPSA + 0.41%), 04/01/2056(a)	13,415	13,097,627
Bay Area Toll Authority (Pre-refunded–US Govt Agencies) Series 2021 3.92% (MUNIPSA + 0.28%), 04/01/2056(a)	5,000	5,000,000
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	5,000	5,344,882
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	10,000	10,537,669
California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	7,015	7,057,612
Series 2023 5.00%, 12/01/2053	9,590	10,128,920
California Community Choice Financing Authority (Morgan Stanley) Series 2021-B 4.00%, 02/01/2052	4,435	4,460,168
Series 2023 5.00%, 02/01/2054	14,770	15,806,590
5.188% (SOFR + 1.63%), 07/01/2053(a)	5,000	4,988,305
5.228% (SOFR + 1.67%), 02/01/2054(a)	5,000	4,980,002
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(b)	4,450	3,654,470
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(b)	1,335	1,172,910
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(b)	3,390	2,515,913
California County Tobacco Securitization Agency (Los Angeles County Securitization Corp.) Series 2020-A 4.00%, 06/01/2037	510	523,705
4.00%, 06/01/2038	1,000	1,021,886
5.00%, 06/01/2027	800	844,296
5.00%, 06/01/2028	700	752,118
5.00%, 06/01/2030	500	553,029
5.00%, 06/01/2031	400	441,995
5.00%, 06/01/2032	300	331,178
California Earthquake Authority Series 2022-A 5.603%, 07/01/2027	2,250	2,267,271
California Educational Facilities Authority (St Mary’s College of California) Series 2023 5.25%, 10/01/2033	1,375	1,529,448
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2028	1,545	1,586,728
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2027(b)	885	864,399
4.00%, 06/01/2031(b)	2,000	1,913,412
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027	6,500	6,700,548

Schedule of Investments—California Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value
5.00%, 11/15/2028	$6,000	$6,183,909
5.00%, 11/15/2029	7,000	7,221,769
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2032	1,215	1,266,881
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 5.00%, 04/01/2032	2,900	3,216,346
5.00%, 04/01/2033	2,000	2,217,677
5.00%, 04/01/2034	750	832,059
California Health Facilities Financing Authority (Stanford Health Care Obligated Group) Series 2023-A 5.00%, 08/15/2033	10,000	12,172,632
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2029	1,280	1,381,774
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2024 3.25%, 08/01/2029	3,750	3,763,400
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF)
Series 2017 5.00%, 10/01/2024	5,000	5,039,167
Series 2018 5.00%, 10/01/2032	13,965	15,332,007
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 8.00%, 01/01/2050(b)	1,605	1,638,055
Series 2024 3.95%, 01/01/2050(b)	17,215	17,171,196
California Municipal Finance Authority (Emerson College) Series 2017-B 5.00%, 01/01/2030	1,000	1,043,678
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2024	250	250,842
5.00%, 12/31/2026	2,200	2,214,222
5.00%, 12/31/2028	1,000	1,001,873
5.00%, 06/30/2029	1,050	1,051,826
5.00%, 12/31/2029	2,150	2,154,857
5.00%, 12/31/2031	1,930	1,933,729
5.00%, 12/31/2043	1,000	990,501
California Municipal Finance Authority (National Carbon Technologies - California LLC) Series 2023 4.00%, 12/15/2042(b)	4,500	4,491,220
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 07/01/2027(b)	2,740	2,750,869
California Pollution Control Financing Authority (San Diego County Water Authority Desalination Project Pipeline) Series 2019 5.00%, 07/01/2024(b)	1,335	1,340,795
5.00%, 07/01/2029(b)	3,400	3,580,797
5.00%, 07/01/2039(b)	2,465	2,563,983
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(b)	1,500	1,563,687
California School Finance Authority (KIPP SoCal Public Schools Obligated Group) Series 2020-A 4.00%, 07/01/2040(b)	1,305	1,219,523
California School Finance Authority (Lighthouse Community Public Schools Obligated Group) Series 2022 6.25%, 06/01/2042(b)	1,000	1,042,340
California School Finance Authority (Partnerships to Uplift Communities Series 2023 Obligated Group) Series 2023 5.00%, 08/01/2033(b)	775	801,758
5.25%, 08/01/2038(b)	500	513,322
California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(b)	945	946,763
Series 2016-A 5.00%, 06/01/2031(b)	1,000	1,011,094
California State Public Works Board (California State Public Works Board Lease) Series 2014-A 5.00%, 09/01/2030	11,220	11,274,294
Series 2014-B 5.00%, 10/01/2029	4,445	4,471,947
Series 2017-H 5.00%, 04/01/2030	2,000	2,121,980

2	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
5.00%, 04/01/2031	$2,000	$2,122,045
5.00%, 04/01/2032	1,270	1,347,198
Series 2021-B 5.00%, 05/01/2024	1,000	1,001,040
California State University Series 2017-A 5.00%, 11/01/2033	5,620	6,011,411
Series 2020-A 5.00%, 11/01/2030	600	683,459
5.00%, 11/01/2031	400	454,513
Series 2020-D 1.49%, 11/01/2028	1,500	1,316,691
Series 2021-B 2.274%, 11/01/2034	7,000	5,570,244
California State University (Pre-refunded–US Treasuries) Series 2014 5.00%, 11/01/2028	280	282,535
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017-A 5.00%, 05/15/2029	1,210	1,246,514
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020-A 5.00%, 04/01/2027	720	750,544
5.00%, 04/01/2028	535	567,201
California Statewide Communities Development Authority (Lancer Educational Housing LLC)
Series 2016 5.00%, 06/01/2036(b)	3,250	3,289,638
Series 2019 5.00%, 06/01/2034(b)	755	782,027
5.00%, 06/01/2039(b)	1,800	1,825,214
California Statewide Communities Development Authority (Loma Linda University Medical Center)
Series 2014 5.25%, 12/01/2034	4,500	4,544,783
Series 2018-A 5.00%, 12/01/2027(b)	250	257,765
5.00%, 12/01/2033(b)	1,000	1,039,910
California Statewide Communities Development Authority (NCCD-Hooper Street LLC)
Series 2019 5.00%, 07/01/2024(b)	60	60,114
5.00%, 07/01/2029(b)	685	702,353
California Statewide Communities Development Authority (Southern California Edison Co.)
Series 2023 4.50%, 11/01/2033	8,500	9,274,177
City & County of San Francisco CA
Series 2018-C 5.00%, 06/15/2025	4,235	4,251,442
City & County of San Francisco CA (City & County of San Francisco CA COP)
Series 2015-R 5.00%, 09/01/2024	3,970	3,972,509
City of Fremont CA Community Facilities District No. 1
Series 2015 5.00%, 09/01/2027	1,000	1,019,557
City of Los Angeles CA
Series 2023 5.00%, 06/27/2024	22,000	22,062,751
City of Los Angeles Department of Airports
Series 2017 5.00%, 05/15/2029	1,145	1,178,551
Series 2017-A 5.00%, 05/15/2028	1,440	1,502,479
5.00%, 05/15/2029	2,575	2,688,838
5.00%, 05/15/2031	1,275	1,332,850
Series 2018 5.00%, 05/15/2031	3,000	3,232,171
5.00%, 05/15/2035	1,190	1,257,669
Series 2018-C 5.00%, 05/15/2025	2,955	3,001,489
Series 2019 4.00%, 05/15/2044	4,205	4,088,750
Series 2019-A 5.00%, 05/15/2038	4,315	4,557,171
Series 2020-C 5.00%, 05/15/2031	5,000	5,481,290
5.00%, 05/15/2039	2,655	2,839,030
Series 2021 5.00%, 05/15/2030	5,020	5,520,772
5.00%, 05/15/2033	4,735	5,275,091
5.00%, 05/15/2035	1,685	1,859,243
Series 2021-D 4.00%, 05/15/2040	2,165	2,138,240
Series 2022 4.00%, 05/15/2036	1,300	1,320,336
4.00%, 05/15/2041	1,100	1,084,153
5.00%, 05/15/2032	4,000	4,469,108
Series 2022-A 4.00%, 05/15/2041	6,160	6,071,255
City of Los Angeles Department of Airports (Pre-refunded–US Treasuries)
Series 2021 5.00%, 05/15/2033	265	298,629
City of Riverside CA Sewer Revenue
Series 2015-A 5.00%, 08/01/2027	2,000	2,056,543
5.00%, 08/01/2030	3,320	3,413,805
Series 2018-A 5.00%, 08/01/2031	2,785	3,081,000

Schedule of Investments—California Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value
City of Roseville CA (Fiddyment Ranch Community Facilities District No.1)
Series 2017 5.00%, 09/01/2028	$1,010	$1,050,900
5.00%, 09/01/2030	1,295	1,343,789
City of Roseville CA (HP Campus Oaks Community Facilities District No.1) Series 2016 5.00%, 09/01/2031	995	1,020,773
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC)
Series 2014-A 5.00%, 03/01/2025	3,600	3,601,323
CMFA Special Finance Agency VIII Elan Huntington Beach
Series 2021 4.00%, 08/01/2047(b)	385	330,407
Compton Community Redevelopment Agency Successor Agency
AGM Series 2022-A 5.25%, 08/01/2032	3,925	4,427,531
Contra Costa Transportation Authority Sales Tax Revenue
Series 2017-A 5.00%, 03/01/2030	1,250	1,333,070
Coronado Community Development Agency Successor Agency
Series 2018-A 5.00%, 09/01/2033	2,935	3,008,375
County of Los Angeles CA
Series 2023 5.00%, 06/28/2024	10,000	10,028,755
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona)
Series 2021
3.60%, 05/01/2047(b)	1,500	1,261,556
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.35%, 04/01/2047(b)	3,500	2,818,878
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(b)	4,000	3,182,679
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(b)	5,000	4,034,552
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(b)	3,585	3,238,984
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(b)	1,000	823,324
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 3.20%, 09/01/2046(b)	5,000	3,734,103
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(b)	2,475	1,936,073
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(b)	2,000	1,649,285
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(b)	3,000	2,516,559
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(b)	4,000	2,943,000
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(b)	1,500	1,003,040

4	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Desert Community College District Series 2024 5.00%, 08/01/2024	$2,020	$2,029,105
Desert Sands Unified School District (Pre-refunded–Others) Series 2015 5.00%, 08/01/2038	1,510	1,545,932
Fontana Redevelopment Agency Successor Agency Series 2017-A 5.00%, 10/01/2031	1,750	1,883,759
Foothill-De Anza Community College District AMBAC Series 2007-A Zero Coupon, 08/01/2034	1,000	737,875
Foothill-Eastern Transportation Corridor Agency Series 2021-C 4.00%, 01/15/2043	1,889	1,860,408
Fremont Union High School District Series 2024 5.00%, 08/01/2026(c)	1,000	1,045,893
5.00%, 08/01/2031(c)	1,605	1,865,068
5.00%, 08/01/2033(c)	1,000	1,195,254
5.00%, 08/01/2035(c)	1,000	1,205,236
Glendale Unified School District/CA (Pre-refunded–US Treasuries) Series 2015-B 4.00%, 09/01/2041	15,000	15,198,579
Golden State Tobacco Securitization Corp. Series 2021 3.85%, 06/01/2050	4,455	4,169,242
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2021 1.40%, 06/01/2025	2,900	2,774,205
2.746%, 06/01/2034	3,165	2,665,336
3.115%, 06/01/2038	2,500	2,027,026
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2035	2,295	2,330,002
Long Beach Bond Finance Authority (Bank of America Corp.) Series 2007-A 5.00%, 11/15/2024	1,175	1,180,638
5.50%, 11/15/2037	1,000	1,136,654
Long Beach Unified School District Series 2010-A 5.00%, 08/01/2025	1,000	1,001,140
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Series 2022 5.00%, 07/01/2025	3,000	3,078,061
Los Angeles Department of Water & Power Series 2022 5.00%, 07/01/2024	1,500	1,505,464
Los Angeles Department of Water & Power Power System Revenue Series 2014-C 5.00%, 07/01/2025	9,945	9,993,685
5.00%, 07/01/2026	11,725	11,759,244
Series 2022 5.00%, 07/01/2042	3,000	3,337,637
Series 2022-B 5.00%, 07/01/2036	3,000	3,533,302
5.00%, 07/01/2040	2,800	3,194,195
Los Angeles Department of Water & Power Power System Revenue (Pre-refunded–US Govt Agencies) Series 2015-E 5.00%, 07/01/2025	820	822,660
Los Angeles Department of Water & Power System Revenue Series 2021-B 5.00%, 07/01/2041	4,800	5,336,429
Los Angeles Department of Water & Power Water System Revenue Series 2018-A 5.00%, 07/01/2031	1,345	1,459,345
Los Angeles Unified School District/CA Series 2009 5.75%, 07/01/2034	2,000	2,074,399
Series 2014-C 5.00%, 07/01/2027	10,365	10,391,921
5.00%, 07/01/2030	9,785	9,813,334
Series 2016-A 5.00%, 07/01/2027	18,645	19,119,318
Series 2017-A 5.00%, 07/01/2024	1,470	1,475,281
Series 2018-B 5.00%, 07/01/2029	9,020	9,822,443
M-S-R Energy Authority (Citigroup, Inc.) Series 2009-A 6.50%, 11/01/2039	4,185	5,325,534
Series 2009-B 7.00%, 11/01/2034	2,555	3,216,382
Metropolitan Water District of Southern California Series 2021-D 3.78% (MUNIPSA + 0.14%), 07/01/2037(a)	2,900	2,898,761
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033	1,650	1,768,707
5.00%, 04/01/2034	1,100	1,178,530
5.00%, 04/01/2035	1,150	1,229,472
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2024	1,600	1,607,688

Schedule of Investments—California Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value
Northern California Energy Authority (Pacific Mutual Holding Co.) Series 2024-A 5.00%, 12/01/2054(c)	$10,000	$10,691,430
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017-A 5.00%, 10/01/2024	1,000	1,006,505
Peralta Community College District Series 2014-A 5.00%, 08/01/2028	1,820	1,827,212
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016-A 5.00%, 09/01/2027	2,785	2,900,504
Port of Los Angeles Series 2014-A 5.00%, 08/01/2026	1,000	1,003,662
5.00%, 08/01/2027	1,565	1,571,446
Port of Oakland Series 2021 5.00%, 05/01/2025	4,800	4,851,590
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No. 2003-1 Area 1) Series 2022 4.50%, 09/01/2037	2,905	2,925,084
5.00%, 09/01/2042	2,510	2,580,342
Riverside County Public Financing Authority (Pre-refunded–US Treasuries) Series 2015 5.00%, 11/01/2028	3,395	3,501,531
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 4.324% (CME Term SOFR 3 Month + 0.57%), 06/01/2039(a)	5,700	5,111,334
San Diego County Regional Airport Authority Series 2021-B 5.00%, 07/01/2028	5,245	5,576,598
Series 2023 5.00%, 07/01/2041	10,320	11,228,897
San Diego Unified School District/CA Series 2023-A 5.00%, 06/28/2024	16,675	16,719,691
San Francisco Intl Airport Series 2014-A 5.00%, 05/01/2039	5,620	5,622,695
Series 2019-A 5.00%, 05/01/2034	11,015	11,827,167
5.00%, 05/01/2035	1,000	1,071,583
Series 2019-E 5.00%, 05/01/2034	3,450	3,704,378
5.00%, 05/01/2035	3,275	3,509,435
5.00%, 05/01/2036	3,385	3,613,120
Series 2020-E 5.00%, 05/01/2037	3,815	4,111,949
Series 2021-A 5.00%, 05/01/2036	1,950	2,141,158
Series 2022-C 2.583%, 05/01/2030	1,625	1,445,661
San Mateo County Community College District (Pre-refunded–US Treasuries) Series 2015-A 5.00%, 09/01/2045	5,000	5,134,856
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019-A 5.00%, 07/15/2024	3,660	3,674,580
5.00%, 07/15/2025	5,790	5,926,840
5.00%, 07/15/2026	3,310	3,464,031
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029	1,000	1,026,929
5.00%, 09/01/2030	1,365	1,400,975
Sequoia Union High School District Series 2024 5.00%, 07/01/2024(c)	5,000	5,015,541
Southern California Public Power Authority (Los Angeles Department of Water & Power Power System Revenue) Series 2014-A 5.00%, 07/01/2030	1,030	1,032,983
Southwestern Community College District Series 2015 5.00%, 08/01/2024	3,550	3,565,296
5.00%, 08/01/2025	3,870	3,964,637
State of California Series 2009 7.55%, 04/01/2039	1,000	1,224,340
Series 2014 5.00%, 05/01/2029	5,295	5,300,548
Series 2015-B 5.00%, 09/01/2024	3,330	3,352,012
Series 2017 5.00%, 08/01/2024	5,540	5,567,538
Series 2018 4.60%, 04/01/2038	2,000	1,931,154

6	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2019 5.00%, 04/01/2031	$1,935	$2,144,522
5.00%, 11/01/2031	1,310	1,436,272
5.00%, 04/01/2037	3,115	3,172,720
Series 2021 5.00%, 10/01/2024	3,000	3,024,832
Series 2022 5.00%, 09/01/2036	7,780	9,033,035
5.00%, 04/01/2042	4,630	4,887,332
Series 2023 5.00%, 09/01/2038	10,000	11,597,163
5.00%, 10/01/2042	2,625	2,955,997
6.00%, 03/01/2033	4,000	4,361,939
State of California Department of Water Resources (Pre-refunded–US Govt Agencies) Series 2014-A 5.00%, 12/01/2029	1,000	1,010,912
Sweetwater Union High School District Series 2016 5.00%, 08/01/2030	3,205	3,329,934
BAM Series 2014 5.00%, 08/01/2028	5,760	5,785,112
5.00%, 08/01/2029	2,220	2,229,458
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 4.00%, 06/01/2034	1,000	1,038,497
4.00%, 06/01/2036	1,015	1,037,013
4.00%, 06/01/2038	1,210	1,222,657
4.00%, 06/01/2040	1,150	1,151,953
5.00%, 06/01/2026	1,360	1,420,596
5.00%, 06/01/2027	1,500	1,596,853
5.00%, 06/01/2028	1,220	1,321,756
5.00%, 06/01/2030	1,500	1,674,778
5.00%, 06/01/2032	1,300	1,455,933
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment) Series 2020 5.00%, 10/01/2031	500	535,647
5.00%, 10/01/2032	450	479,435
5.00%, 10/01/2034	600	635,860
5.00%, 10/01/2035	600	634,814
5.00%, 10/01/2036	800	841,577
5.00%, 10/01/2037	700	731,708
5.00%, 10/01/2038	1,000	1,039,716
University of California Series 2015-A 5.00%, 05/15/2024	2,280	2,283,718
Series 2017-A 5.00%, 05/15/2028	1,000	1,070,572
5.00%, 05/15/2029	3,000	3,207,744
5.00%, 05/15/2031	2,465	2,634,829
Series 2017-M 5.00%, 05/15/2031	4,000	4,270,634
Series 2023-B 4.693%, 05/15/2033	6,260	6,246,204
5.00%, 05/15/2025	3,000	3,065,787
5.00%, 05/15/2037	2,000	2,338,104
Series 2024-B 5.00%, 05/15/2026	30,000	31,328,160
University of California (Pre-refunded–US Treasuries) Series 2014-A 5.00%, 05/15/2028	1,000	1,001,426
Washington Township Health Care District Series 2023-A 5.00%, 07/01/2040	400	409,633
5.00%, 07/01/2041	360	366,706
5.00%, 07/01/2042	350	354,785
5.00%, 07/01/2043	275	277,491
AGM Series 2023-B 4.125%, 08/01/2041	750	770,519
4.125%, 08/01/2042	275	280,898
4.25%, 08/01/2043	370	380,144

		893,518,627

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(b)	735	770,009

Florida–0.1%
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2033	175	121,347
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	150	114,061
Zero Coupon, 10/01/2031	185	134,820
Zero Coupon, 10/01/2032	100	69,839
Zero Coupon, 10/01/2033	250	166,762
Zero Coupon, 10/01/2034	270	171,831
New River Community Development District Series 2006-B 5.00%, 05/01/2013(d)(e)(f)	405	4

		778,664

Georgia–0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2032	460	490,037
5.00%, 01/01/2035	250	265,847
5.00%, 01/01/2036	1,590	1,686,129

		2,442,013

Schedule of Investments—California Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value
Guam–2.1%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	$625	$573,306
3.489%, 10/01/2031	1,120	965,032
Series 2023 5.00%, 10/01/2028	1,080	1,094,803
5.125%, 10/01/2034	140	143,721
5.375%, 10/01/2040	275	279,286
Guam Department of Education (Guam Department of Education COP) Series 2020 4.25%, 02/01/2030	1,500	1,474,635
5.00%, 02/01/2040	1,090	1,091,822
Guam Education Financing Foundation (Guam Education Financing Foundation COP) Series 2016-B 5.00%, 10/01/2026(b)	3,000	2,968,833
Guam Power Authority Series 2022-A 5.00%, 10/01/2028	3,000	3,152,827
Territory of Guam Series 2019 5.00%, 11/15/2031	450	464,191
Territory of Guam (Guam Section 30 Income Tax)
Series 2016-A 5.00%, 12/01/2026	1,000	1,027,292
5.00%, 12/01/2029	455	467,710
5.00%, 12/01/2030	730	749,883
5.00%, 12/01/2032	675	693,893
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015 5.00%, 11/15/2030	2,625	2,674,686
Series 2015-D 5.00%, 11/15/2025	1,140	1,156,562
Series 2021-F 5.00%, 01/01/2031	1,000	1,079,967
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021-A 5.00%, 11/01/2027	350	363,961
5.00%, 11/01/2028	455	478,687
5.00%, 11/01/2029	500	531,721
5.00%, 11/01/2030	320	342,714

		21,775,532

Illinois–0.8%
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2027	100	99,686
5.00%, 09/01/2029	100	99,855
5.00%, 09/01/2032	100	99,251
5.00%, 09/01/2033	200	197,775
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2026	3,250	3,370,984
Village of Bolingbrook IL Sales Tax Revenue Series 2005 6.00%, 01/01/2026(d)(g)	4,450	4,252,858

		8,120,409

Kentucky–0.4%
City of Ashland KY (Royal Blue Health LLC Obligated Group) Series 2019 5.00%, 02/01/2026	230	233,572
5.00%, 02/01/2027	260	267,527
5.00%, 02/01/2030	160	171,481
5.00%, 02/01/2031	200	210,819
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group)
Series 2017-A 5.00%, 06/01/2029	3,500	3,596,816

		4,480,215

Michigan–0.2%
City of Detroit MI Series 2018 5.00%, 04/01/2031	1,745	1,808,810

Missouri–0.0%
Howard Bend Levee District XLCA Series 2005
5.75%, 03/01/2025	175	176,018
5.75%, 03/01/2027	150	152,438

		328,456

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax)
Series 2019-A 2.75%, 06/15/2028(b)	415	399,059

New Jersey–1.5%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant)
Series 2016 5.00%, 06/15/2027	1,410	1,462,004
5.00%, 06/15/2029	6,660	6,887,022
Series 2018-A 5.00%, 06/15/2028	2,710	2,804,621
5.00%, 06/15/2029	1,290	1,333,973

8	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2025	$1,000	$1,016,791
5.00%, 06/01/2026	1,000	1,034,852
5.00%, 06/01/2028	1,000	1,072,965

		15,612,228

New York–1.3%
Metropolitan Transportation Authority Series 2016-A 5.00%, 11/15/2026	2,065	2,159,200
Series 2017-C 5.00%, 11/15/2026	2,960	3,095,028
Series 2020-E 5.00%, 11/15/2027	3,750	3,996,973
5.00%, 11/15/2028	3,500	3,830,706
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	220	216,721

		13,298,628

Ohio–0.1%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2036	1,175	1,271,148

Pennsylvania–0.1%
Allentown Neighborhood Improvement Zone Development Authority (Allentown Neighborhood Improvement Zone Center City Investment Corp. Revenue) Series 2018 5.00%, 05/01/2033(b)	1,000	1,026,331

Puerto Rico–0.8%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	390	385,985
Zero Coupon, 07/01/2033	1,680	1,102,182
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2020-A 5.00%, 07/01/2030(b)	2,690	2,861,704
5.00%, 07/01/2035(b)	1,735	1,829,966
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2027	1,720	1,722,395
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	556	550,744

		8,452,976

Texas–0.4%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(b)	3,205	3,201,980
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	780	809,496

		4,011,476

Washington–0.1%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	825	902,972

Wisconsin–0.3%
Wisconsin Public Finance Authority (UMA Education, Inc.) Series 2019 5.00%, 10/01/2025(b)	730	738,177
5.00%, 10/01/2026(b)	770	786,474
5.00%, 10/01/2027(b)	805	829,969
5.00%, 10/01/2028(b)	700	727,966
5.00%, 10/01/2029(b)	320	335,008

		3,417,594

Total Long-Term Municipal Bonds (cost $996,743,228)		982,415,147

Short-Term Municipal Notes–2.1%
California–2.1%
Bay Area Toll Authority Series 2017-G 2.90%, 04/01/2047(h)	950	950,000
City of Irvine CA (City of Irvine CA Reassessment District No. 05-21) Series 2014 3.75%, 09/02/2050(h)	13,034	13,034,000
Irvine Ranch Water District Water Service Corp. Series 2009-B 3.70%, 10/01/2041(h)	2,420	2,420,000
Series 2013-A 3.75%, 10/01/2041(h)	3,670	3,670,000
State of California Series 2021-B 4.10%, 05/01/2040(h)	1,070	1,070,000

Total Short-Term Municipal Notes (cost $21,144,000)		21,144,000

Total Municipal Obligations (cost $1,017,887,228)		1,003,559,147

Schedule of Investments—California Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.3%
Agency CMBS–1.4%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	$7,742	$7,547,644
Series 2021-2, Class X 0.84%, 03/25/2035(i)	3,871	186,175
Series 2021-3, Class A 3.25%, 08/20/2036	1,928	1,777,431
Series 2021-3, Class X 0.76%, 08/20/2036(i)	3,277	168,432
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,843	3,669,387
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates
Series 2022-ML13, Class ACA 2.875%, 07/25/2036	967	860,171
Series 2022-ML13, Class XCA 0.95%, 07/25/2036(i)	2,611	139,364

		14,348,604

Non-Agency Fixed Rate CMBS–1.9%
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	10,742	10,625,654
Series 2021-1, Class A 3.50%, 11/20/2035	9,549	8,950,670
City of Fort Wayne IN 10.75%, 12/01/2029(d)(g)	25	2

		19,576,326

Total Commercial Mortgage-Backed Securities (cost $40,180,695)		33,924,930

ASSET-BACKED SECURITIES–0.2%
Autos–Fixed Rate–0.1%
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(b)	1,496	1,507,325
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(b)	312	312,491

		1,819,816

Other ABS–Fixed Rate–0.1%
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2041	608	591,662

Total Asset-Backed Securities (cost $2,413,381)		2,411,478

GOVERNMENTS–TREASURIES–0.2%
United States–0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(j) (cost $2,416,175)	2,346	2,181,047

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 8.335% (CME Term SOFR + 3.01%), 07/25/2024(a)	42	42,226
Series 2014-C04, Class 1M2 10.335% (CME Term SOFR + 5.01%), 11/25/2024(a)	44	44,927
Series 2015-C02, Class 1M2 9.435% (CME Term SOFR + 4.11%), 05/25/2025(a)	25	25,965
Series 2015-C03, Class 1M2 10.435% (CME Term SOFR + 5.11%), 07/25/2025(a)	25	26,246
Series 2016-C01, Class 1M2 12.185% (CME Term SOFR + 6.86%), 08/25/2028(a)	66	70,328
Series 2016-C02, Class 1M2 11.435% (CME Term SOFR + 6.11%), 09/25/2028(a)	29	30,516

Total Collateralized Mortgage Obligations (cost $234,093)		240,208

Total Investments—101.1% (cost $1,063,131,572)		1,042,316,810	(k)

Other assets less liabilities—(1.1)%		(11,171,733)

Net Assets—100.0%		$1,031,145,077

10	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	5,605	01/15/2025	2.565%	CPI#	Maturity	$604,841	$—	$604,841
USD	3,100	01/15/2025	4.028%	CPI#	Maturity	142,632	—	142,632
USD	2,803	01/15/2025	2.613%	CPI#	Maturity	296,955	—	296,955
USD	2,802	01/15/2025	2.585%	CPI#	Maturity	300,044	—	300,044
USD	12,110	01/15/2026	CPI#	3.720%	Maturity	(445,234)	—	(445,234)
USD	8,400	01/15/2027	CPI#	3.320%	Maturity	(398,360)	—	(398,360)
USD	4,540	01/15/2027	CPI#	3.466%	Maturity	(173,579)	(6,231)	(167,348)
USD	15,980	01/15/2028	0.735%	CPI#	Maturity	3,512,810	—	3,512,810
USD	10,130	01/15/2029	CPI#	3.290%	Maturity	(332,632)	—	(332,632)
USD	8,210	01/15/2029	CPI#	3.735%	Maturity	38,245	—	38,245
USD	4,115	01/15/2030	1.572%	CPI#	Maturity	712,193	—	712,193
USD	4,115	01/15/2030	1.587%	CPI#	Maturity	706,521	—	706,521
USD	4,900	01/15/2031	2.782%	CPI#	Maturity	335,971	—	335,971
USD	4,500	01/15/2031	2.680%	CPI#	Maturity	353,580	—	353,580
USD	3,950	01/15/2031	2.989%	CPI#	Maturity	189,713	—	189,713
USD	4,300	01/15/2032	CPI#	3.064%	Maturity	(149,822)	—	(149,822)
USD	4,180	04/15/2032	CPI#	2.909%	Maturity	(200,463)	—	(200,463)

						$5,493,415	$(6,231)	$5,499,646

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	8,500	07/31/2030	1 Day SOFR	4.656%	Annual	$325,841	$—	$325,841
USD	3,900	07/31/2030	1 Day SOFR	4.016%	Annual	(10,122)	—	(10,122)
USD	10,000	11/01/2030	1 Day SOFR	4.518%	Annual	318,293	—	318,293

						$634,012	$—	$634,012

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)			Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	179		$(22,648)	$(21,117)	$(1,531)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	54		(6,869)	(4,883)	(1,986)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	0	**	(56)	(50)	(6)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	30		(3,747)	(2,688)	(1,059)

Schedule of Investments—California Municipal Portfolio	11

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	306	$(38,712)	$(27,081)	$(11,631)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	370	(46,829)	(33,639)	(13,190)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	483	(61,077)	(41,491)	(19,586)

						$(179,938)	$(130,949)	$(48,989)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA	*	Quarterly	$1,192,171	$—	$1,192,171

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

** Notional amount less than 500.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2024.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2024, the aggregate market value of these securities amounted to $106,481,259 or 10.3% of net assets.
(c)	When-Issued or delayed delivery security.
(d)	Non-income producing security.
(e)	Defaulted matured security.
(f)	Fair valued by the Adviser.
(g)	Defaulted.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(i)	IO—Interest Only.
(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(k)	On March 29, 2024, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2024 for financial reporting purposes.

As of March 31, 2024, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.6% and 0.0%, respectively.

Glossary:

ABS—Asset-Backed Securities

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

COP—Certificate of Participation

MUNIPSA—Municipal Swap Index

NATL—National Interstate Corporation

SOFR—Secured Overnight Financing Rate

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

12	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2024 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.2%

Long-Term Municipal Bonds–94.5%
Alabama–2.6%
Alabama Federal Aid Highway Finance Authority (Pre-refunded–US Treasuries) Series 2015 5.00%, 09/01/2025	$1,390	$1,396,955
Black Belt Energy Gas District (Goldman Sachs Group, Inc.(The)) Series 2023-D 5.50%, 06/01/2049	11,435	12,187,286
Energy Southeast A Cooperative District (Morgan Stanley) Series 2023-B 5.758% (SOFR + 2.20%), 04/01/2054(a)	10,000	10,053,688
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2039	1,000	968,761
4.00%, 02/01/2040	2,680	2,550,511
Southeast Alabama Gas Supply District (The) (Pacific Mutual Holding Co.) Series 2024-A 5.00%, 08/01/2054	10,000	10,691,627
Southeast Alabama Gas Supply District (The) (Pre-refunded–US Treasuries) Series 2018-A 4.00%, 04/01/2049	23,985	23,987,638
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2021-B 4.00%, 12/01/2051	44,385	44,099,658
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	7,000	7,404,313
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	13,025	13,831,522

		127,171,959

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(b)	1,920	2,011,452

Arizona–1.6%
Arizona Health Facilities Authority (HonorHealth) Series 2014-A 5.00%, 12/01/2024	1,500	1,511,441
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 5.00%, 11/01/2034	1,000	1,106,835
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026(c)(d)(e)	2,000	120,000
Chandler Industrial Development Authority (Intel Corp.) Series 2019 5.00%, 06/01/2049	5,230	5,235,634
Series 2022 5.00%, 09/01/2052	11,680	12,035,599
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	2,900	2,558,173
2.542%, 07/01/2033	5,000	4,148,560
2.642%, 07/01/2034	10,000	8,196,879
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015-A 5.00%, 07/01/2024	9,010	9,034,746
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue) Series 2020 5.00%, 07/01/2030	600	683,194
5.00%, 07/01/2031	850	964,646
5.00%, 07/01/2032	825	935,783
Series 2020-A 5.00%, 07/01/2030	500	569,328
5.00%, 07/01/2031	650	737,670

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value
5.00%, 07/01/2032	$400	$453,713
5.00%, 07/01/2033	490	555,627
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.071%, 07/01/2032	5,000	4,033,619
2.171%, 07/01/2033	5,000	3,963,188
Gilbert Water Resource Municipal Property Corp. (Town of Gilbert AZ Waterworks & Sewer System Revenue) Series 2022 5.00%, 07/15/2037	1,805	2,078,518
5.00%, 07/15/2038	5,500	6,278,412
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 5.125%, 11/15/2029(b)	2,500	2,522,729
State of Arizona Lottery Revenue (Pre-refunded–US Treasuries) Series 2019 5.00%, 07/01/2024	2,000	2,005,742
5.00%, 07/01/2025	5,000	5,101,064
5.00%, 07/01/2027	5,500	5,852,265

		80,683,365

Arkansas–0.1%
Arkansas Development Finance Authority (Hybar LLC) Series 2024 7.375%, 07/01/2048(b)	1,900	2,086,268
City of Fayetteville AR Sales & Use Tax Revenue Series 2022 2.875%, 11/01/2032	3,000	2,986,516

		5,072,784

California–8.5%
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	10,000	10,689,764
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	16,165	17,034,142
California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2023 5.25%, 11/01/2054	11,115	11,957,700
California Community Choice Financing Authority (Morgan Stanley) Series 2023 5.188% (SOFR + 1.63%), 07/01/2053(a)	5,000	4,988,305
5.228% (SOFR + 1.67%), 02/01/2054(a)	5,000	4,980,002
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(b)	18,035	14,810,869
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2024 3.95%, 01/01/2050(b)	23,210	23,150,942
California State Public Works Board (California State Public Works Board Lease) Series 2014-B 5.00%, 10/01/2028	1,225	1,233,329
Series 2021-A 5.00%, 02/01/2027	12,040	12,749,588
California State University Series 2021-B 2.374%, 11/01/2035	5,000	3,925,950
City of Los Angeles CA Series 2023 5.00%, 06/27/2024	25,000	25,071,307
City of Los Angeles Department of Airports Series 2018-C 5.00%, 05/15/2036	5,840	6,112,076
Series 2019 5.00%, 05/15/2039	5,215	5,490,499
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(b)	960	823,871
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(b)	13,250	11,143,747
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(b)	5,500	4,376,184

14	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(b)	$12,800	$10,328,453
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(b)	7,000	5,763,267
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(b)	3,000	2,516,559
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(b)	6,545	4,815,484
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Series 2021-A 4.00%, 06/01/2037	6,165	6,560,165
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 4.324% (CME Term SOFR 3 Month + 0.57%), 06/01/2039(a)	15,000	13,450,879
San Diego County Regional Airport Authority Series 2023 5.00%, 07/01/2042	20,735	22,466,715
San Francisco Intl Airport Series 2020-E 5.00%, 05/01/2037	9,645	10,395,741
Series 2023-E 5.25%, 05/01/2034	22,275	25,721,753
5.25%, 05/01/2035	10,870	12,510,875
State of California Series 2014 5.00%, 05/01/2025	30,965	31,004,787
5.00%, 05/01/2026	50,000	50,044,595
Series 2019 5.00%, 04/01/2024	7,915	7,915,000
5.00%, 11/01/2031	11,225	12,306,986
5.00%, 04/01/2037	16,895	16,901,037
Series 2020 5.00%, 03/01/2035	460	516,643
Series 2023 5.00%, 09/01/2037	10,000	11,682,799
5.00%, 09/01/2043	10,000	11,257,054
5.10%, 03/01/2029	2,000	2,059,888
6.00%, 03/01/2033	1,000	1,090,485
University of California Series 2023-B 5.00%, 05/15/2042	5,000	5,671,226

		423,518,666

Colorado–2.2%
City & County of Denver Co. Airport System Revenue Series 2023-B 5.00%, 11/15/2029	3,250	3,533,458
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2025	10,000	10,179,834
5.00%, 12/01/2026	16,080	16,688,027
5.00%, 12/01/2027	8,865	9,362,779
5.00%, 12/01/2028	16,105	17,239,208
5.00%, 12/01/2029	8,215	8,757,404
5.00%, 12/01/2032	1,620	1,727,837
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2030	3,000	3,291,073
5.00%, 08/01/2035	1,995	2,162,642
Series 2024-A 5.00%, 12/01/2039	4,620	5,234,193
Colorado Health Facilities Authority (Sanford Obligated Group)
Series 2019-A 5.00%, 11/01/2027	2,280	2,415,596
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	2,218	1,859,897
Platte River Metropolitan District Series 2023-A 6.50%, 08/01/2053(b)	2,000	2,065,417
State of Colorado (State of Colorado COP) Series 2022 6.00%, 12/15/2041	11,000	13,186,169
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2022 5.80%, 12/01/2032	1,630	1,712,193
University of Colorado (Pre-refunded–US Treasuries) Series 2015-A 4.00%, 06/01/2033	6,000	6,047,403
4.00%, 06/01/2035	3,525	3,552,849

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	$803	$665,811
5.00%, 12/15/2026	270	280,891
AGM Series 2020 5.00%, 12/01/2024	485	488,699
5.00%, 12/01/2027	305	323,640
5.00%, 12/01/2030	385	424,018
5.00%, 12/01/2033	285	313,179
5.00%, 12/01/2050	300	312,738

		111,824,955

Connecticut–2.8%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2028	1,000	1,064,061
Series 2017-B 5.00%, 08/15/2025	1,085	1,105,863
5.00%, 08/15/2026	4,500	4,670,272
5.00%, 08/15/2027	6,610	6,995,149
Series 2017-C 5.00%, 08/15/2024	2,245	2,253,549
5.00%, 08/15/2026	2,480	2,573,839
5.00%, 08/15/2027	2,605	2,756,787
5.00%, 08/15/2028	1,620	1,716,985
City of Bridgeport CT (Pre-refunded–US Treasuries) Series 2017-B 5.00%, 08/15/2027	755	806,600
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018-K1 5.00%, 07/01/2026	1,000	1,010,128
5.00%, 07/01/2027	1,100	1,119,798
5.00%, 07/01/2028	1,100	1,128,330
5.00%, 07/01/2029	1,200	1,232,586
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2023-A 2.80%, 07/01/2048	19,535	19,191,209
State of Connecticut Series 2015-B 5.00%, 06/15/2032	7,345	7,476,399
Series 2015-F 5.00%, 11/15/2027	1,570	1,613,420
Series 2016-A 5.00%, 03/15/2029	14,500	15,017,279
Series 2016-E 5.00%, 10/15/2024	17,000	17,136,020
Series 2018-C 5.00%, 06/15/2026	5,500	5,727,098
Series 2020-A 5.00%, 01/15/2040	2,565	2,794,925
State of Connecticut (Pre-refunded–US Govt Agencies) Series 2014-A 5.00%, 03/01/2028	6,360	6,361,264
State of Connecticut Special Tax Revenue Series 2021-A 5.00%, 05/01/2041	2,840	3,126,588
Series 2021-D 4.00%, 11/01/2039	1,060	1,094,771
Series 2023-A 5.25%, 07/01/2042	10,000	11,510,828
Town of Stratford CT BAM Series 2019 5.00%, 01/01/2030	2,035	2,154,524
5.00%, 01/01/2031	3,890	4,115,002
5.00%, 01/01/2032	3,890	4,109,358
5.00%, 01/01/2033	3,555	3,747,022
University of Connecticut Series 2022-A 5.00%, 05/01/2040	7,065	7,856,156

		141,465,810

Delaware–0.1%
Delaware River & Bay Authority (Pre-refunded–US Govt Agencies) Series 2014-C 5.00%, 01/01/2026	3,250	3,252,445
5.00%, 01/01/2027	2,220	2,221,670
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2020 4.00%, 09/01/2030	575	581,095
5.00%, 09/01/2050	1,000	1,015,110

		7,070,320

District of Columbia–1.0%
District of Columbia Income Tax Revenue Series 2024-A 5.00%, 10/01/2035	10,000	12,094,892
Metropolitan Washington Airports Authority Aviation Revenue Series 2015-A 5.00%, 10/01/2034	30,770	30,916,370
Series 2019-A 5.00%, 10/01/2032	5,000	5,400,371

		48,411,633

Florida–3.9%
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2031	5,000	5,273,409

16	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A
Zero Coupon, 09/01/2034	$650	$432,513
Zero Coupon, 09/01/2035	650	413,215
County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2031	1,070	1,156,021
Series 2019-C 2.384%, 10/01/2026	1,250	1,175,779
County of Broward FL Convention Center Hotel Revenue Series 2022 5.00%, 01/01/2035	2,685	3,059,342
County of Miami-Dade FL Water & Sewer System Revenue Series 2021 4.00%, 10/01/2038	2,490	2,558,365
County of Osceola FL Transportation Revenue Series 2020-A
Zero Coupon, 10/01/2030	735	558,901
Zero Coupon, 10/01/2031	905	659,523
Zero Coupon, 10/01/2032	500	349,193
Zero Coupon, 10/01/2033	1,210	807,128
Zero Coupon, 10/01/2034	1,260	801,878
County of Pasco FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2023 5.00%, 07/01/2030(b)	25,000	27,526,002
Duval County School Board (Duval County School Board COP) Series 2015-B 5.00%, 07/01/2026	4,280	4,360,793
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.125%, 06/01/2040(b)	3,765	3,397,906
Florida Development Finance Corp. (Renaissance Charter School, Inc.) Series 2023 6.50%, 06/15/2038(b)	2,000	2,202,287
6.625%, 06/15/2043(b)	2,195	2,406,703
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2015-B 5.00%, 10/01/2024	1,000	1,006,111
5.00%, 10/01/2026	1,750	1,785,157
5.00%, 10/01/2028	1,015	1,035,391
Series 2021 1.425%, 10/01/2026	3,000	2,751,747
Florida State Board of Education (State of Florida) Series 2017-B 5.00%, 06/01/2025	5,340	5,448,770
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2031	4,085	4,288,489
Series 2019-A 5.00%, 10/01/2033	7,975	8,610,676
Greater Orlando Aviation Authority (Pre-refunded–US Treasuries)
Series 2017-A 5.00%, 10/01/2029	3,000	3,163,392
5.00%, 10/01/2030	6,250	6,590,401
Hillsborough County Aviation Authority (Pre-refunded–US Treasuries) Series 2015 5.00%, 10/01/2040	2,020	2,028,384
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 07/01/2026	1,480	1,500,871
JEA Electric System Revenue Series 2017-B 5.00%, 10/01/2030	1,185	1,261,208
JEA Water & Sewer System Revenue Series 2017-A 5.00%, 10/01/2026	22,290	23,334,601
Series 2024-A 5.00%, 10/01/2043	1,635	1,835,880
JEA Water & Sewer System Revenue (Pre-refunded–US Treasuries) Series 2014-A 5.00%, 10/01/2025	3,060	3,061,361
Manatee County School District (Manatee County School District COP) Series 2016-A 5.00%, 07/01/2028	7,795	8,085,133
5.00%, 07/01/2029	6,215	6,451,800
North Broward Hospital District Series 2017-B 5.00%, 01/01/2029	3,000	3,138,496
5.00%, 01/01/2030	3,180	3,334,777
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019 5.00%, 10/01/2024	6,560	6,600,091

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2036	$1,000	$974,923
Orange County School Board (Pre-refunded–US Treasuries) Series 2014-A 5.00%, 08/01/2029	21,280	21,368,172
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(b)	1,905	1,835,661
School Board of Miami-Dade County (The) Series 2023 5.00%, 06/18/2024	15,000	15,038,546
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 05/01/2027	3,350	3,422,804
Village Community Development District No. 15 (Village Community Development District No. 15 Series 2023 Phase I Special Assmnt) Series 2023 4.85%, 05/01/2038(b)	1,000	1,028,445

		196,120,245

Georgia–2.5%
City of Atlanta GA Department of Aviation Series 2021-C 4.00%, 07/01/2042	1,250	1,217,659
5.00%, 07/01/2029	1,250	1,356,443
5.00%, 07/01/2030	1,315	1,440,070
5.00%, 07/01/2031	1,725	1,914,568
5.00%, 07/01/2032	1,000	1,109,414
5.00%, 07/01/2033	1,400	1,552,639
5.00%, 07/01/2034	3,000	3,323,470
5.00%, 07/01/2036	2,400	2,634,752
5.00%, 07/01/2037	2,500	2,729,334
Series 2022-B 5.00%, 07/01/2035	1,565	1,747,880
5.00%, 07/01/2036	2,845	3,156,543
5.00%, 07/01/2037	2,535	2,795,239
5.00%, 07/01/2039	2,765	3,015,829
5.00%, 07/01/2040	7,105	7,705,868
5.00%, 07/01/2041	7,460	8,056,590
Clarke County School District/GA Series 2022 5.00%, 09/01/2024	1,300	1,307,361
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2026	1,000	1,028,987
5.00%, 04/01/2027	250	262,057
5.00%, 04/01/2028	250	266,976
5.00%, 04/01/2029	300	325,926
5.00%, 04/01/2030	225	248,465
5.00%, 04/01/2031	250	274,505
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(b)	10,000	9,729,893
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2022-B 5.00%, 12/01/2052	1,455	1,524,109
Series 2023-A 5.00%, 06/01/2053	22,965	24,191,111
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2023 5.264% (SOFR + 1.70%), 12/01/2053(a)	5,000	5,066,268
Main Street Natural Gas, Inc. (Toronto-Dominion Bank (The)) Series 2019-B 4.00%, 08/01/2049	5,350	5,356,906
Private Colleges & Universities Authority (Emory University) Series 2023 5.00%, 09/01/2033(b)	25,000	29,035,125

		122,373,987

Guam–0.0%
Territory of Guam Series 2019 5.00%, 11/15/2031	780	804,598

Hawaii–0.1%
State of Hawaii Harbor System Revenue Series 2020-A 4.00%, 07/01/2035	2,765	2,825,855

Illinois–5.6%
Chicago Board of Education Series 2012-B 5.00%, 12/01/2033	2,265	2,265,029
Series 2018-A 5.00%, 12/01/2026	1,000	1,028,158
Series 2021-A 5.00%, 12/01/2037	3,750	3,904,180
Series 2023 5.25%, 04/01/2034	2,125	2,419,634
5.25%, 04/01/2039	1,250	1,377,777

18	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2023-A 5.00%, 12/01/2034	$7,000	$7,651,724
Chicago O’Hare International Airport
Series 2016-C 5.00%, 01/01/2027	3,020	3,108,739
Series 2018-A 5.00%, 01/01/2039	6,000	6,258,788
Series 2022 4.00%, 01/01/2042	3,160	3,169,451
5.00%, 01/01/2029	500	535,033
5.00%, 01/01/2030	800	869,827
5.00%, 01/01/2033	890	991,862
5.00%, 01/01/2040	1,850	1,990,563
5.00%, 01/01/2041	2,000	2,143,305
5.00%, 01/01/2042	2,200	2,349,107
BAM Series 2017-F 4.25%, 01/01/2042	2,000	1,971,908
County of Cook IL Series 2021-B 4.00%, 11/15/2025	2,140	2,157,274
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2025	350	348,196
5.00%, 09/01/2026	300	298,574
5.00%, 09/01/2027	455	453,570
5.00%, 09/01/2029	575	574,166
5.00%, 09/01/2031	1,000	995,064
5.00%, 09/01/2034	600	589,944
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015-A 5.00%, 11/15/2027	1,000	1,021,517
5.00%, 11/15/2028	1,250	1,277,689
Illinois Municipal Electric Agency Series 2015-A 5.00%, 02/01/2027	16,370	16,660,381
5.00%, 02/01/2028	13,565	13,803,854
5.00%, 02/01/2029	12,885	13,110,200
Illinois State Toll Highway Authority Series 2009 6.184%, 01/01/2034	2,669	2,842,823
Series 2021-A 5.00%, 01/01/2041	27,195	29,996,705
Series 2024-A 5.00%, 01/01/2036	3,750	4,439,968
5.00%, 01/01/2037	4,380	5,162,495
Metropolitan Water Reclamation District of Greater Chicago Series 2007-B 5.25%, 12/01/2035	4,835	5,950,697
Metropolitan Water Reclamation District of Greater Chicago (Pre-refunded–US Treasuries) Series 2015-A 5.00%, 12/01/2044	8,350	8,427,384
Series 2015-B 5.00%, 12/01/2039	7,660	7,728,473
Railsplitter Tobacco Settlement Authority (Pre-refunded–US Treasuries) Series 2017 5.00%, 06/01/2025	12,450	12,653,555
State of Illinois Series 2014 5.00%, 05/01/2025	18,120	18,139,733
5.00%, 05/01/2027	5,000	5,005,973
Series 2016 5.00%, 02/01/2029	1,100	1,152,619
Series 2017-A 5.00%, 12/01/2024	8,590	8,671,190
Series 2017-D 5.00%, 11/01/2024	35,545	35,833,565
5.00%, 11/01/2028	1,675	1,775,593
Series 2019-B 4.00%, 11/01/2033	9,000	9,191,342
Series 2020 5.50%, 05/01/2039	1,500	1,650,555
Series 2022-B 5.25%, 10/01/2037	4,000	4,512,300
Series 2023-B 5.00%, 05/01/2033	10,000	11,313,958
State of Illinois Sales Tax Revenue Series 2024-A 5.00%, 06/15/2025	10,000	10,197,182
Series 2024-C 5.00%, 06/15/2041	2,030	2,271,819

		280,243,443

Indiana–1.2%
City of Whiting IN (BP PLC) Series 2023 4.40%, 11/01/2045	14,460	14,715,711
City of Whiting IN (BP Products North America, Inc.) Series 2019 5.00%, 12/01/2044	9,670	9,873,030
Indiana Finance Authority (CWA Authority, Inc.) Series 2024 5.00%, 10/01/2028(f)	1,175	1,267,063
5.00%, 10/01/2029(f)	1,425	1,565,538
5.00%, 10/01/2030(f)	1,000	1,117,210
5.00%, 10/01/2032(f)	1,715	1,971,766
5.00%, 10/01/2034(f)	800	938,364
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2024	715	715,000
5.00%, 04/01/2025	750	752,511
5.00%, 04/01/2026	790	797,090

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value
5.00%, 04/01/2027	$830	$841,124
5.00%, 04/01/2028	875	888,999
Indiana Finance Authority (Indiana University Health, Inc. Obligated Group) Series 2015 4.00%, 12/01/2040	11,690	11,585,258
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	1,895	1,706,192
Indianapolis Local Public Improvement Bond Bank Series 2015 4.00%, 01/01/2025	11,570	11,553,677

		60,288,533

Iowa–0.4%
Iowa Finance Authority (Iowa Fertilizer Co., LLC) Series 2022 4.00%, 12/01/2050	5,450	5,680,935
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	14,000	14,333,239

		20,014,174

Kansas–0.0%
City of Overland Park KS Sales Tax Revenue Series 2022 6.00%, 11/15/2034(b)	215	224,898
6.50%, 11/15/2042(b)	1,610	1,656,455

		1,881,353

Kentucky–2.9%
County of Carroll KY (Kentucky Utilities Co.) Series 2019 1.75%, 10/01/2034	3,835	3,577,162
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2023-A 5.00%, 09/01/2024	11,545	11,593,749
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group)
Series 2017-B 5.00%, 08/15/2029	1,000	1,052,077
5.00%, 08/15/2041	1,260	1,292,220
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group)
Series 2017-A 5.00%, 06/01/2028	8,780	9,002,725
5.00%, 06/01/2030	5,870	6,042,188
Kentucky Public Energy Authority (BP PLC) Series 2018-B 4.00%, 01/01/2049	28,410	28,397,215
Kentucky Public Energy Authority (Morgan Stanley)
Series 2018-C 4.00%, 12/01/2049	36,475	36,611,588
Series 2019-A 4.00%, 12/01/2049	10,895	10,935,799
Series 2023-A 5.25%, 04/01/2054	5,280	5,733,680
5.538% (SOFR + 1.98%), 04/01/2054(a)	20,000	20,000,000
Kentucky Turnpike Authority Series 2016-A 5.00%, 07/01/2024	3,420	3,429,223
5.00%, 07/01/2025	2,515	2,563,670
5.00%, 07/01/2027	5,075	5,271,532

		145,502,828

Louisiana–1.3%
City of New Orleans LA Sewerage Service Revenue (Pre-refunded–US Treasuries) Series 2014 5.00%, 06/01/2044	2,780	2,784,951
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax
Series 2015 5.00%, 08/01/2027	6,450	6,565,424
5.00%, 08/01/2028	2,535	2,576,728
Louisiana Local Government Environmental Facilities & Community Development Auth (American BioCarbon CT LLC) Series 2024 4.00%, 12/01/2046	10,000	9,991,278
Louisiana Public Facilities Authority (ElementUS Minerals LLC) Series 2023 5.00%, 10/01/2043(b)	22,000	22,191,024
Parish of St. James LA (NuStar Logistics LP)
Series 2020 5.85%, 08/01/2041(b)	2,250	2,289,284
6.10%, 06/01/2038(b)	3,030	3,324,079
6.10%, 12/01/2040(b)	2,595	2,846,801
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2029	1,200	1,199,348

20	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
State of Louisiana Gasoline & Fuels Tax Revenue
Series 2022-A 4.224% (SOFR + 0.50%), 05/01/2043(a)	$10,225	$10,020,377

		63,789,294

Maine–0.0%
Maine Municipal Bond Bank Series 2014-A 5.00%, 09/01/2025	1,000	1,006,533

Maryland–0.8%
County of Frederick MD (Pre-refunded–US Treasuries) Series 2019-A 5.00%, 08/01/2027	165	176,423
County of Prince George’s MD Series 2019-A 5.00%, 07/15/2024	10,000	10,034,379
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 11/12/2028	10,000	10,256,922
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020-B 5.00%, 04/15/2031	1,365	1,512,878
State of Maryland Series 2017-B 5.00%, 08/01/2025	6,380	6,532,657
State of Maryland Department of Transportation Series 2017 5.00%, 09/01/2025	6,550	6,711,097
State of Maryland Department of Transportation (Baltimore/Washington International Thurgood Marshall Airport)
Series 2021 5.00%, 08/01/2026	1,500	1,547,420
5.00%, 08/01/2028	1,050	1,117,886
5.00%, 08/01/2029	700	757,472
5.00%, 08/01/2033	1,000	1,104,604
5.00%, 08/01/2034	1,000	1,103,216

		40,854,954

Massachusetts–1.2%
Commonwealth of Massachusetts
Series 2017-D 5.00%, 02/01/2036	4,435	4,672,237
Series 2018-B
5.00%, 07/01/2024	3,455	3,465,005
Series 2024-A 5.00%, 01/01/2040	5,000	5,718,881
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	4,781	4,722,024
Massachusetts Development Finance Agency (Beth Israel Lahey Health Obligated Group) Series 2016-I 5.00%, 07/01/2034	1,935	2,000,236
Massachusetts Development Finance Agency (Mass General Brigham, Inc.)
Series 2017-S1 5.00%, 07/01/2025	7,565	7,713,257
5.00%, 07/01/2029	9,000	9,676,998
Massachusetts Development Finance Agency (Trustees of Boston College) Series 2020-U 5.00%, 07/01/2028	950	1,036,769
Massachusetts Development Finance Agency (Tufts Medicine Obligated Group)
Series 2019-A 5.00%, 07/01/2028	1,425	1,452,284
5.00%, 07/01/2030	2,100	2,155,869
5.00%, 07/01/2032	2,000	2,052,496
5.00%, 07/01/2033	2,000	2,052,006
AGM Series 2020-C 5.00%, 10/01/2026	325	336,163
5.00%, 10/01/2027	440	463,073
5.00%, 10/01/2028	500	535,294
5.00%, 10/01/2029	295	321,182
5.00%, 10/01/2030	315	348,191
5.00%, 10/01/2031	375	408,233
5.00%, 10/01/2032	245	266,397
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2036	8,615	9,428,761

		58,825,356

Michigan–5.3%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 4.346% (CME Term SOFR 3 Month + 0.60%), 07/01/2032(a)	14,000	13,387,097
Great Lakes Water Authority Water Supply System Revenue
Series 2016-C 5.00%, 07/01/2024	2,700	2,707,147
5.00%, 07/01/2025	9,805	9,992,334

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value
Lake Orion Community School District Series 2016 5.00%, 05/01/2024	$2,915	$2,917,528
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 05/15/2036	48,585	50,013,895
Michigan Finance Authority (City of Detroit MI Income Tax)
Series 2015 4.00%, 10/01/2024	3,000	2,996,378
4.50%, 10/01/2029	12,065	12,089,948
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue)
AGM Series 2014 5.00%, 07/01/2025	22,045	22,113,899
5.00%, 07/01/2027	17,895	17,949,846
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2 5.00%, 07/01/2024	7,770	7,788,444
5.00%, 07/01/2025	16,525	16,576,647
5.00%, 07/01/2026	25,000	25,068,540
5.00%, 07/01/2027	5,110	5,125,662
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue)
Series 2020-A 3.267%, 06/01/2039	5,000	4,571,037
4.00%, 06/01/2035	1,000	1,025,263
4.00%, 06/01/2036	1,000	1,018,126
4.00%, 06/01/2037	1,000	1,009,874
4.00%, 06/01/2038	1,000	1,003,444
4.00%, 06/01/2039	2,000	1,997,656
5.00%, 06/01/2025	610	619,480
5.00%, 06/01/2026	1,290	1,330,199
5.00%, 06/01/2028	1,000	1,062,787
5.00%, 06/01/2029	2,000	2,155,204
5.00%, 06/01/2031	745	816,441
Michigan Finance Authority (Public Lighting Authority)
Series 2014 5.00%, 07/01/2030	1,600	1,604,109
Series 2014-B 5.00%, 07/01/2027	4,990	4,999,777
5.00%, 07/01/2031	2,460	2,466,311
Michigan Finance Authority (Trinity Health Corp.)
Series 2015 5.00%, 12/01/2024	4,400	4,435,001
5.00%, 12/01/2025	3,000	3,053,478
5.50%, 12/01/2026	4,500	4,601,223
5.50%, 12/01/2027	2,720	2,782,709
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project)
Series 2018 5.00%, 12/31/2024	3,210	3,207,967
5.00%, 12/31/2025	2,200	2,209,001
5.00%, 06/30/2026	2,400	2,438,623
5.00%, 12/31/2026	5,770	5,896,735
5.00%, 06/30/2027	7,635	7,844,349
5.00%, 12/31/2027	5,770	5,963,085
5.00%, 06/30/2028	4,645	4,824,781

		261,664,025

Minnesota–0.2%
State of Minnesota Series 2023-D 5.00%, 08/01/2024	12,000	12,051,706

Mississippi–0.1%
State of Mississippi (Pre-refunded–US Treasuries) Series 2015-A 4.00%, 10/01/2031	5,525	5,588,039

Missouri–0.5%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group)
Series 2017-A 5.00%, 03/01/2025	1,445	1,450,975
5.00%, 03/01/2028	1,375	1,433,669
City of Kansas City MO (City of Kansas City MO Lease) Series 2022 5.00%, 09/01/2037	4,000	4,468,267
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-A 4.00%, 07/01/2039	5,000	5,113,916
Howard Bend Levee District XLCA
Series 2005 5.75%, 03/01/2025	845	849,913
5.75%, 03/01/2027	775	787,598
Metropolitan St Louis Sewer District
Series 2022-A 5.00%, 05/01/2038	1,710	1,946,022
5.00%, 05/01/2039	3,100	3,513,399
Missouri Highway & Transportation Commission Series 2019-B 5.00%, 11/01/2025	3,385	3,477,998

		23,041,757

22	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Montana–0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group)
Series 2016 5.00%, 02/15/2025	$2,500	$2,520,141
5.00%, 02/15/2026	3,190	3,254,506
5.00%, 02/15/2027	6,950	7,199,426
5.00%, 02/15/2028	2,375	2,451,198

		15,425,271

Nebraska–0.3%
Central Plains Energy Project (Bank of Montreal) Series 2023-A 5.00%, 05/01/2054	5,000	5,287,730
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2022-1 5.00%, 05/01/2053	10,000	10,580,358

		15,868,088

Nevada–1.2%
City of Las Vegas NV Series 2015-C 5.00%, 09/01/2026	2,930	3,031,849
Clark County School District Series 2016-D 5.00%, 06/15/2024	26,915	26,974,399
County of Clark NV Series 2017 5.00%, 06/01/2024	6,550	6,561,447
Las Vegas Valley Water District Series 2016-B 5.00%, 06/01/2028	4,590	4,768,001
Series 2022-C 5.00%, 06/01/2025	5,950	6,067,771
State of Nevada Series 2015-D 5.00%, 04/01/2027	7,000	7,114,236
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 8.125%, 01/01/2050(b)	3,075	3,139,647
Series 2024 4.00%, 01/01/2050(b)	2,320	2,312,419

		59,969,769

New Hampshire–0.8%
New Hampshire Business Finance Authority Series 2022-1, Class A 4.375%, 09/20/2036	24,443	23,976,312
Series 2022-2, Class A 4.00%, 10/20/2036	9,810	9,316,189
Series 2024-1, Class A 4.25%, 07/20/2041	5,635	5,588,489
Series 2024-2 0.55%, 07/01/2051	7,293	293,104
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018-A 4.00%, 11/01/2027(b)	2,250	2,216,760

		41,390,854

New Jersey–7.7%
City of Hoboken NJ Series 2024-A 4.00%, 03/12/2025	10,000	10,062,685
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019 5.25%, 04/01/2026	5,930	6,150,002
New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) Series 2023 3.75%, 11/01/2034	7,755	7,740,781
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.50%, 01/01/2026	1,000	1,001,005
5.50%, 01/01/2027	1,000	1,000,931
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2024	2,000	2,007,689
5.00%, 10/01/2025	2,750	2,785,187
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 06/15/2025	1,000	1,000,917
5.00%, 06/15/2026	3,500	3,502,382
New Jersey Economic Development Authority (State of New Jersey) Series 2024-S 5.00%, 06/15/2027(f)	3,000	3,164,351
5.00%, 06/15/2033(f)	9,065	10,547,538
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	3,920	3,928,289

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027	$12,830	$13,303,204
5.00%, 06/15/2028	975	1,009,043
Series 2018-A 5.00%, 06/15/2024	2,625	2,629,880
5.00%, 06/15/2029	3,050	3,153,967
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2027	8,605	9,191,275
5.00%, 12/15/2029	38,555	41,877,088
5.00%, 12/15/2030	5,885	6,389,365
5.00%, 12/15/2032	5,230	5,666,882
5.00%, 12/15/2033	7,230	7,826,801
Series 2019 5.00%, 06/15/2029	1,525	1,655,774
Series 2019-B 5.00%, 06/15/2033	3,885	4,207,809
Series 2023-B 5.00%, 06/15/2041	9,685	10,822,120
5.00%, 06/15/2042	2,915	3,232,938
5.00%, 06/15/2043	1,505	1,658,541
New Jersey Turnpike Authority Series 2014-A 5.00%, 01/01/2027	5,040	5,054,930
5.00%, 01/01/2028	40,000	40,127,072
5.00%, 01/01/2029	30,900	31,002,674
Series 2017-A 5.00%, 01/01/2029	7,235	7,619,621
Series 2017-B 5.00%, 01/01/2029	10,000	10,761,793
5.00%, 01/01/2030	14,830	15,969,456
5.00%, 01/01/2031	15,220	16,375,250
Series 2021-B 1.713%, 01/01/2029	6,625	5,841,616
Series 2024-A 5.00%, 01/01/2032(f)	10,000	11,329,327
5.00%, 01/01/2033(f)	2,000	2,296,188
5.00%, 01/01/2034(f)	2,100	2,441,080
AGM Series 2005-D3 5.25%, 01/01/2026	14,770	15,264,559
South Jersey Transportation Authority BAM Series 2022 5.00%, 11/01/2036	450	505,399
5.00%, 11/01/2037	400	444,810
State of New Jersey Series 2020 5.00%, 06/01/2025	20,500	20,870,425
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2025	4,125	4,194,262
5.00%, 06/01/2026	3,000	3,104,555
5.00%, 06/01/2027	4,000	4,217,698
5.00%, 06/01/2028	2,140	2,296,145
5.00%, 06/01/2035	2,620	2,793,808
Series 2018-B 5.00%, 06/01/2046	11,000	11,185,170
Township of Woodbridge NJ Series 2024 4.00%, 03/14/2025	5,000	5,031,218

		384,243,500

New Mexico–0.1%
State of New Mexico Severance Tax Permanent Fund Series 2022-B 5.00%, 07/01/2024	3,550	3,559,750

New York–9.4%
City of New York NY Series 2014-A 5.00%, 08/01/2027	1,130	1,134,122
Series 2019-E 5.00%, 08/01/2025	6,100	6,245,155
Series 2020-A 5.00%, 08/01/2024	1,260	1,266,848
Series 2021 1.396%, 08/01/2027	18,750	16,872,559
Series 2021-F
5.00%, 06/01/2044(g)	5,000	5,071,159
City of Rochester NY Series 2023-I 4.50%, 08/01/2024	6,000	6,012,799
County of Nassau NY Series 2017-C 5.00%, 10/01/2026	8,840	9,270,906
Dutchess County Local Development Corp. (Bard College) Series 2020-B 5.918%, 07/01/2039	4,695	4,587,123
Federal Home Loan Mortgage Corp. Series 2024-M 4.618%, 08/25/2041(b)	8,385	8,548,942
Hudson Yards Infrastructure Corp. Series 2017-A 5.00%, 02/15/2036	6,880	7,236,729
Metropolitan Transportation Authority Series 2016-A 5.00%, 11/15/2028	20,070	20,884,083
Series 2017 5.00%, 11/15/2025	7,190	7,383,434
Series 2017-C 5.00%, 11/15/2028	1,610	1,729,972
5.00%, 11/15/2029	22,370	23,975,405
5.00%, 11/15/2030	13,755	14,719,202
5.00%, 11/15/2031	5,505	5,879,878
5.00%, 11/15/2033	8,500	9,060,342

24	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
BAM Series 2024-A 4.00%, 11/15/2048	$6,500	$6,205,363
Metropolitan Transportation Authority (Pre-refunded–US Treasuries) Series 2014-C 5.00%, 11/15/2027	5,000	5,043,925
New York City Municipal Water Finance Authority Series 2023 5.00%, 06/15/2034	10,650	12,882,979
5.00%, 06/15/2035	2,000	2,378,311
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2017-S 5.00%, 07/15/2036	10,245	10,832,746
Series 2018-S 5.00%, 07/15/2031	18,035	19,581,270
5.00%, 07/15/2032	15,945	17,307,446
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2017-A 5.00%, 08/01/2033	4,860	5,182,163
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(b)	400	401,267
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019
2.45%, 09/15/2069	4,250	3,885,521
2.80%, 09/15/2069	11,555	10,391,906
New York State Dormitory Authority (New York State Sales Tax) Series 2017-A 5.00%, 03/15/2039	14,705	15,275,641
Series 2018-C 5.00%, 03/15/2040	6,990	7,397,122
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2019-A 5.00%, 03/15/2036	10,000	10,975,232
Series 2021-A 4.00%, 03/15/2039	1,825	1,864,071
Series 2021-E 4.00%, 03/15/2037	19,200	20,093,620
Series 2022-A 4.00%, 03/15/2039	3,500	3,584,247
Series 2024-A 5.00%, 03/15/2042	5,000	5,605,976
5.00%, 03/15/2043	6,000	6,683,465
5.00%, 03/15/2044	2,840	3,143,836
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027	4,835	4,978,447
5.00%, 01/01/2028	22,110	23,003,753
5.00%, 01/01/2029	27,145	28,140,524
Series 2023 5.625%, 04/01/2040	7,000	7,636,196
6.00%, 04/01/2035	5,000	5,670,175
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2040	7,015	7,494,719
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	2,095	2,063,773
Port Authority of New York & New Jersey Series 2019 4.00%, 11/01/2037	2,915	2,929,992
Series 2020-2 5.00%, 07/15/2033	5,910	6,473,740
Series 2021-2 4.00%, 07/15/2037	2,980	3,008,292
Suffolk Regional Off-Track Betting Co. Series 2024 5.00%, 12/01/2034(f)	1,000	1,018,580
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2027	1,045	1,103,763
5.00%, 06/01/2029	2,080	2,269,802
5.00%, 06/01/2033	2,395	2,670,517
Town of Oyster Bay NY Series 2024 4.00%, 03/07/2025	1,600	1,610,192
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	14,725	11,959,186
2.591%, 05/15/2036	2,000	1,582,259
Series 2022 4.614% (SOFR + 1.05%), 04/01/2026(a)	14,000	14,026,705
Series 2022-A 5.00%, 08/15/2024	16,720	16,805,225
Series 2023 5.00%, 11/15/2041	4,025	4,543,198

		467,583,803

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value
North Carolina–0.4%
Greater Asheville Regional Airport Authority AGM Series 2022-A 5.00%, 07/01/2035	$1,740	$1,940,676
5.00%, 07/01/2036	1,500	1,661,988
5.00%, 07/01/2037	1,250	1,372,698
5.25%, 07/01/2038	1,200	1,333,530
5.25%, 07/01/2039	1,300	1,438,888
5.25%, 07/01/2040	3,220	3,544,064
5.25%, 07/01/2042	1,140	1,244,714
AGM Series 2023 5.00%, 07/01/2036	650	727,430
5.00%, 07/01/2037	1,400	1,551,500
5.00%, 07/01/2038	420	461,957
5.25%, 07/01/2041	1,000	1,105,719
5.25%, 07/01/2042	1,000	1,101,123

		17,484,287

North Dakota–0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2028	2,000	1,949,716
5.00%, 06/01/2030	3,000	2,914,347

		4,864,063

Ohio–1.4%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2037	2,000	2,031,901
4.00%, 06/01/2038	1,000	1,009,574
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017-A 5.00%, 08/01/2026	10,000	10,372,882
5.00%, 08/01/2027	8,465	8,954,203
5.00%, 08/01/2028	1,955	2,098,713
Series 2020 5.00%, 12/01/2028	5,400	5,880,054
5.00%, 12/01/2029	1,565	1,730,815
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2026	2,745	2,793,558
5.00%, 02/15/2027	2,710	2,793,091
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017-A 5.00%, 11/01/2031	1,000	1,071,702
County of Hamilton OH (Christ Hospital Obligated Group) Series 2023 5.00%, 06/01/2042	4,045	4,165,363
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 5.50%, 12/01/2027	570	575,699
6.375%, 12/01/2037	5,000	5,409,783
Ohio Higher Educational Facility Commission (Oberlin College) Series 2023 5.00%, 10/01/2028	1,425	1,544,950
5.00%, 10/01/2030	4,560	5,198,241
5.00%, 10/01/2037	1,270	1,459,392
5.00%, 10/01/2038	1,335	1,520,734
Ohio Water Development Authority (Ohio Water Development Authority State Lease) Series 2016-B 5.00%, 06/01/2025	3,985	4,063,877
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2023-A 5.00%, 12/01/2025	4,910	5,058,313

		67,732,845

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2026	1,235	1,231,336
5.00%, 07/01/2028	1,280	1,270,833
Oklahoma Development Finance Authority Series 2022 4.38%, 11/01/2045	4,000	3,752,633
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2022-A 5.50%, 08/15/2037	4,245	4,460,818

		10,715,620

Oregon–0.8%
Hospital Facilities Authority of Multnomah County Oregon (Pre-refunded–US Treasuries) Series 2014-A 5.00%, 10/01/2024	220	221,129
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2030	415	460,456
5.00%, 08/15/2031	1,245	1,379,562
5.00%, 08/15/2033	500	552,779
5.00%, 08/15/2034	875	964,751
5.00%, 08/15/2035	755	829,405
5.00%, 08/15/2036	1,300	1,419,829

26	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Multnomah County School District No. 1 Portland/OR Series 2020 5.00%, 06/15/2024	$5,000	$5,012,775
Port of Portland OR Airport Revenue Series 2020-T 5.00%, 07/01/2035	4,290	4,659,384
Series 2022-2 4.00%, 07/01/2038	11,255	11,202,409
4.00%, 07/01/2040	7,170	7,080,782
Salem Hospital Facility Authority (Salem Health Obligated Group) Series 2019 5.00%, 05/15/2038	2,205	2,334,928
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 5.00%, 10/01/2028	2,335	2,509,812
Umatilla County School District No. 6R Umatilla Series 2023-B Zero Coupon, 06/15/2043	2,000	826,846

		39,454,847

Other–1.1%
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-A, Class 1 3.87%, 11/15/2035(b)	23,555	21,550,269
Series 2019-C, Class 1 3.87%, 11/15/2035(b)	5,494	5,026,613
Series 2019-D, Class 1 3.87%, 11/15/2035(b)	5,017	4,589,904
Series 2019-E, Class 1 3.87%, 11/15/2035(b)	3,371	3,083,702
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) 2.625%, 06/15/2035(b)	9,380	8,058,515
2.65%, 06/15/2035(b)	4,710	3,900,262
Series 2019-M 2.60%, 09/15/2033	9,305	8,135,397

		54,344,662

Pennsylvania–9.0%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2019 5.00%, 07/15/2030	5,290	5,790,481
5.00%, 07/15/2032	6,500	7,083,303
5.00%, 07/15/2033	7,600	8,284,757
Series 2022 4.34% (MUNIPSA + 0.70%), 11/15/2047(a)	10,000	9,920,647
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 5.00%, 07/01/2040	2,000	1,731,289
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.00%, 10/15/2032(b)	950	961,833
City of Philadelphia PA Series 2017-A 5.00%, 08/01/2028	12,310	13,047,900
5.00%, 08/01/2029	9,970	10,584,438
5.00%, 08/01/2030	4,000	4,252,362
5.00%, 08/01/2032	8,010	8,485,252
Series 2019-A 5.00%, 08/01/2026	1,420	1,476,302
City of Philadelphia PA Airport Revenue Series 2021 5.00%, 07/01/2028	10,350	10,953,918
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/2025	7,750	7,947,402
5.00%, 10/01/2026	2,675	2,796,423
AGM Series 2023-B 5.00%, 09/01/2037	1,500	1,734,568
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2024	9,575	9,637,509
Series 2017 5.00%, 01/01/2027	14,415	15,200,430
Series 2019 5.00%, 07/15/2025	4,700	4,807,490
Series 2023 5.00%, 09/01/2024	10,000	10,058,268
Geisinger Authority (Geisinger Health System Obligated Group) Series 2020 5.00%, 04/01/2043	2,500	2,687,968
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2025	6,000	6,045,881
AGM Series 2022 4.00%, 07/01/2038	10,000	10,118,246
4.00%, 07/01/2039	10,000	10,049,251

Schedule of Investments—Diversified Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value
Montgomery County Higher Education and Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2027	$1,845	$1,868,097
5.00%, 12/01/2032	2,750	2,806,976
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group)
Series 2018 5.00%, 09/01/2026	1,400	1,442,717
5.00%, 09/01/2027	1,750	1,831,028
5.00%, 09/01/2028	1,500	1,594,724
5.00%, 09/01/2029	3,000	3,195,198
5.00%, 09/01/2030	3,000	3,186,255
Series 2019 5.00%, 09/01/2030	1,710	1,848,591
5.00%, 09/01/2032	1,200	1,293,871
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.50%, 06/30/2038	3,350	3,774,307
5.50%, 06/30/2039	5,455	6,128,759
5.50%, 06/30/2040	5,000	5,596,111
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2026	8,540	8,646,396
5.00%, 12/31/2026	4,500	4,565,128
5.00%, 06/30/2027	12,450	12,637,236
5.00%, 12/31/2027	6,000	6,097,913
5.00%, 06/30/2028	10,790	10,972,846
5.00%, 12/31/2028	8,910	9,068,520
5.00%, 06/30/2042	1,015	1,017,183
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A1 5.00%, 04/15/2030	1,150	1,281,352
5.00%, 04/15/2031	1,635	1,808,327
Series 2022-C 4.34% (MUNIPSA + 0.70%), 11/15/2047(a)	15,140	15,019,160
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2017 4.00%, 08/15/2042	2,720	2,643,398
Series 2022 4.00%, 08/15/2038	1,065	1,088,216
4.00%, 08/15/2040	1,345	1,347,740
5.00%, 08/15/2029	825	912,112
5.00%, 08/15/2030	750	843,684
Pennsylvania Turnpike Commission Series 2017-B 5.00%, 06/01/2028	7,025	7,407,253
5.00%, 06/01/2030	6,255	6,608,133
Series 2019 5.00%, 12/01/2029	8,000	8,770,361
Series 2022-A 5.00%, 12/01/2036	1,000	1,150,363
Pennsylvania Turnpike Commission Registration Fee Revenue
Series 2023 3.64% (MUNIPSA + 0.85%), 07/15/2041(a)	24,000	24,010,445
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030	920	938,107
5.00%, 08/01/2040	3,445	3,427,549
Philadelphia Authority for Industrial Development (St. Joseph’s University) Series 2020 4.00%, 11/01/2035	1,700	1,714,704
4.00%, 11/01/2036	1,510	1,518,251
4.00%, 11/01/2037	1,350	1,347,714
4.00%, 11/01/2038	1,000	989,564
5.00%, 11/01/2027	835	873,431
5.00%, 11/01/2028	1,000	1,059,401
5.00%, 11/01/2029	1,000	1,073,340
5.00%, 11/01/2030	1,750	1,889,971
5.00%, 11/01/2031	1,685	1,817,091
5.00%, 11/01/2032	1,810	1,953,418
5.00%, 11/01/2033	1,750	1,891,290
5.00%, 11/01/2034	2,110	2,282,593
Pittsburgh Water & Sewer Authority AGM Series 2023-C 4.524% (SOFR + 0.80%), 09/01/2040(a)(b)	26,000	25,239,978
School District of Philadelphia (The) Series 2016-D 5.00%, 09/01/2024	8,360	8,396,674
Series 2016-F 5.00%, 09/01/2024	24,200	24,306,161
Series 2023-A 5.00%, 06/28/2024	37,915	37,995,778
5.25%, 09/01/2038	2,000	2,275,159
5.25%, 09/01/2039	3,695	4,182,691

		449,291,183

Puerto Rico–0.4%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	15	15,217
Zero Coupon, 07/01/2033	1,346	883,267
4.00%, 07/01/2046	103	94,293
5.625%, 07/01/2027	4,709	5,007,445
5.625%, 07/01/2029	1,982	2,168,262

28	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2022-C 0.00%, 11/01/2043	$4,132	$2,388,574
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	5,150	5,146,491
Puerto Rico Housing Finance Authority (El Mirador LLC) Series 2023 5.00%, 03/01/2027	2,250	2,311,643
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	2,938	2,910,228

		20,925,420

Rhode Island–0.1%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2032	2,195	2,378,622

South Carolina–2.3%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2023 5.25%, 02/01/2054	50,000	54,177,830
Series 2023-B 5.458% (SOFR + 1.90%), 02/01/2054(a)	18,000	18,465,534
Patriots Energy Group Financing Agency (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 10/01/2054	7,000	7,494,873
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2026	3,000	3,054,216
5.00%, 12/01/2027	2,500	2,544,663
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.00%, 06/01/2031(c)(d)(e)	1,445	1,140,256
South Carolina Jobs-Economic Development Authority (Prisma Health Obligated Group) Series 2018 5.00%, 05/01/2038	7,500	7,813,783
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2030	1,435	1,477,866
5.00%, 12/01/2034	1,000	1,028,838
Series 2020-A 4.00%, 12/01/2037	1,690	1,699,043
5.00%, 12/01/2043	1,800	1,897,169
Series 2021-A 4.00%, 12/01/2035	3,000	3,077,799
Series 2021-B 5.00%, 12/01/2040	1,200	1,287,869
5.00%, 12/01/2043	6,350	6,736,796

		111,896,535

South Dakota–0.2%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2029	3,400	3,597,549
5.00%, 09/01/2030	3,625	3,834,331

		7,431,880

Tennessee–1.7%
Metropolitan Government of Nashville & Davidson County TN (Pre-refunded–US Treasuries) Series 2015-C 4.50%, 07/01/2034	10,000	10,147,717
Metropolitan Nashville Airport Authority (The) Series 2022-B 5.50%, 07/01/2039	2,500	2,822,460
Tennergy Corp./TN (Goldman Sachs Group, Inc. (The)) Series 2022-A 5.50%, 10/01/2053	21,150	22,601,049
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	5,445	5,473,308
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.00%, 05/01/2053	43,555	44,969,348

		86,013,882

Texas–3.6%
Arlington Higher Education Finance Corp. (Cypress Christian School, Inc.) Series 2024-2 5.75%, 06/01/2043(b)	2,000	2,054,105
Arlington Higher Education Finance Corp. (Magellan School (The)) Series 2022 6.00%, 06/01/2042(b)	1,000	1,051,907
Board of Regents of the University of Texas System Series 2022-A 4.00%, 08/15/2042	1,895	1,914,373

Schedule of Investments—Diversified Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2025	$1,000	$1,003,745
City of Austin TX Series 2015 5.00%, 09/01/2026	8,000	8,192,938
City of Austin TX Airport System Revenue Series 2019 5.00%, 11/15/2025	3,200	3,259,069
Series 2022 5.00%, 11/15/2039	2,260	2,462,481
City of Dallas TX Series 2023-A 5.00%, 02/15/2039	2,000	2,259,010
5.00%, 02/15/2043	6,700	7,408,266
City of El Paso TX Water & Sewer Revenue Series 2019-B 5.00%, 03/01/2025	3,000	3,044,412
Series 2022 5.00%, 03/01/2037	4,275	4,744,865
5.00%, 03/01/2039	3,880	4,260,481
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2025	2,000	2,011,500
City of Houston TX Airport System Revenue Series 2021-A 4.00%, 07/01/2041	1,140	1,115,203
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	9,135	9,339,214
City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2027	10,785	10,800,490
5.00%, 05/15/2028	6,065	6,073,490
Crowley Independent School District (Pre-refunded–US Govt Agencies) Series 2016-B 4.00%, 08/01/2037	4,980	5,021,190
Dallas Fort Worth International Airport Series 2023-C 5.00%, 11/01/2028	6,500	6,948,436
5.00%, 11/01/2032	5,500	6,188,604
Denton Independent School District Series 2015 5.00%, 08/15/2024	6,685	6,716,610
Series 2016 5.00%, 08/15/2027	1,220	1,260,740
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2022 4.49% (MUNIPSA + 0.85%), 07/01/2049(a)	1,500	1,492,251
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group) Series 2021 4.00%, 10/01/2042	5,000	4,846,795
Harris County Hospital District Series 2016 5.00%, 02/15/2027	2,465	2,528,285
Hidalgo County Regional Mobility Authority Series 2022-A 4.00%, 12/01/2038	1,850	1,818,883
4.00%, 12/01/2039	1,000	977,872
5.00%, 12/01/2028	200	214,123
5.00%, 12/01/2029	500	543,369
5.00%, 12/01/2030	500	549,902
5.00%, 12/01/2031	500	556,171
5.00%, 12/01/2032	795	883,265
5.00%, 12/01/2034	750	829,026
5.00%, 12/01/2035	595	649,557
5.00%, 12/01/2036	1,000	1,078,685
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2026	600	616,756
5.00%, 10/15/2029	600	619,450
5.00%, 10/15/2030	1,000	1,031,784
5.00%, 10/15/2031	1,020	1,049,443
Leander Independent School District Series 2022 5.00%, 08/15/2024	1,025	1,029,922
Legacy Denton Public Facility Corp. (LDG Vintage Ranch LP) Series 2022 5.00%, 04/01/2043	15,000	15,193,027
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(b)	10,680	10,669,937
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017-A 5.00%, 08/15/2025	2,500	2,551,098
5.00%, 08/15/2026	2,000	2,078,920
5.00%, 08/15/2028	2,750	2,918,602

30	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2035	$875	$787,697
Series 2022 4.00%, 01/01/2032	840	728,067
4.00%, 01/01/2037	1,155	915,809
New Hope Cultural Education Facilities Finance Corp. (Pre-refunded–Others) Series 2017-A 5.00%, 04/01/2028	1,130	1,191,106
North Texas Tollway Authority (North Texas Tollway System) Series 2015-B 5.00%, 01/01/2026	3,200	3,233,707
5.00%, 01/01/2027	2,100	2,123,173
5.00%, 01/01/2028	5,975	6,042,428
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(b)	1,360	1,181,171
State of Texas Series 2021-B 4.00%, 08/01/2026	2,335	2,350,807
Texas Municipal Gas Acquisition and Supply Corp. II (JPMorgan Chase & Co.) Series 2012-C 4.38% (CME Term SOFR 3 Month + 0.86%), 09/15/2027(a)	5,000	4,978,552
University of Houston Series 2022-A 5.00%, 02/15/2040	1,750	1,945,089

		177,335,858

Utah–1.0%
City of Salt Lake City UT Airport Revenue Series 2021-A 4.00%, 07/01/2040	2,615	2,558,165
5.00%, 07/01/2029	3,365	3,629,624
5.00%, 07/01/2030	7,670	8,399,497
Series 2023-A 5.00%, 07/01/2032	9,270	10,392,153
BAM Series 2018-A 5.00%, 07/01/2043	17,000	17,512,184
Intermountain Power Agency Series 2023 5.00%, 07/01/2039	5,000	5,625,921
5.00%, 07/01/2042	2,360	2,619,557
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015-A 5.00%, 06/15/2026	1,305	1,330,654

		52,067,755

Virginia–1.2%
County of Fairfax VA Series 2024-A 5.00%, 10/01/2025	2,750	2,826,139
County of Loudoun VA Series 2016-A 4.00%, 12/01/2025	3,965	4,024,219
Series 2020-B 5.00%, 12/01/2024	3,300	3,333,838
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay Obligated Group) Series 2023 5.375%, 09/01/2029	2,000	2,080,368
Virginia Commonwealth Transportation Board (Virginia Commonwealth Transportation Board State Lease) Series 2019 5.00%, 05/15/2024	4,000	4,005,745
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 07/01/2030	2,000	2,034,025
4.00%, 01/01/2032	5,030	5,128,243
4.00%, 01/01/2037	7,250	7,263,605
Virginia Small Business Financing Authority (National Senior Communities, Inc. Obligated Group) Series 2020 5.00%, 01/01/2029	1,400	1,457,536
5.00%, 01/01/2030	1,650	1,734,880
5.00%, 01/01/2031	1,250	1,320,460
5.00%, 01/01/2033	1,750	1,845,574
5.00%, 01/01/2034	1,600	1,686,625
5.00%, 01/01/2035	1,570	1,646,748
Virginia Small Business Financing Authority (Pure Salmon Virginia LLC) Series 2023 5.00%, 11/01/2052	18,000	17,999,680

		58,387,685

Schedule of Investments—Diversified Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value
Washington–3.3%
Central Puget Sound Regional Transit Authority (Pre-refunded–US Treasuries) Series 2015 4.00%, 11/01/2050	$7,625	$7,719,091
King County School District No. 411 Issaquah Series 2015 5.00%, 12/01/2025	6,440	6,570,362
Port of Seattle WA Series 2018-A 5.00%, 05/01/2025	8,320	8,417,342
5.00%, 05/01/2038	4,015	4,093,187
Series 2018-B 5.00%, 05/01/2025	4,695	4,749,930
Series 2019 5.00%, 04/01/2032	1,500	1,600,273
5.00%, 04/01/2033	1,000	1,066,172
Series 2021 4.00%, 08/01/2041	5,000	4,857,204
5.00%, 08/01/2033	5,000	5,487,809
Series 2022 5.00%, 08/01/2034	2,475	2,739,861
Port of Tacoma WA Series 2016-B 5.00%, 12/01/2037	6,835	6,944,165
5.00%, 12/01/2038	6,775	6,876,395
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	10,000	9,647,320
State of Washington Series 2020-R 5.00%, 07/01/2025	6,500	6,639,390
Series 2021-R 5.00%, 08/01/2024	5,220	5,248,369
Series 2022-R 5.00%, 07/01/2025	10,000	10,214,446
Series 2024-C 5.00%, 02/01/2025	10,000	10,134,485
State of Washington (State of Washington Fed Hwy Grant) Series 2022 5.00%, 09/01/2024	1,490	1,498,068
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015-B 5.00%, 08/15/2028	8,590	8,743,211
5.00%, 08/15/2029	16,560	16,837,219
5.00%, 08/15/2030	6,400	6,503,891
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2025	2,000	2,019,494
5.00%, 08/15/2027	2,175	2,239,220
5.00%, 08/15/2028	3,700	3,814,420
5.00%, 08/15/2030	8,005	8,261,867
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities Dist Lodging Tax Revenue) Series 2021 4.00%, 07/01/2031	7,015	6,956,747
Washington State Housing Finance Commission (Seattle Academy of Arts & Sciences) Series 2023 5.875%, 07/01/2043(b)	2,025	2,226,152

		162,106,090

West Virginia–0.3%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	15,760	14,762,895

Wisconsin–2.7%
DeForest Area School District/WI Series 2020 5.00%, 04/01/2024	1,810	1,810,000
State of Wisconsin Series 2023-1 5.00%, 05/01/2024	3,170	3,172,723
Series 2025-1 5.00%, 05/01/2033(f)	1,000	1,140,794
State of Wisconsin (Pre-refunded–US Treasuries) Series 2019-A 5.00%, 05/01/2025	9,000	9,163,665
5.00%, 05/01/2027	12,500	13,291,950
5.00%, 05/01/2028	12,000	12,760,272
Wisconsin Center District AGM Series 2020-C Zero Coupon, 12/15/2028	1,075	911,807
Zero Coupon, 12/15/2030	2,140	1,691,344
Zero Coupon, 12/15/2032	2,800	2,043,499
Zero Coupon, 12/15/2034	2,500	1,675,877
Wisconsin Department of Transportation (Wisconsin Department of Transportation Vehicle Fee Revenue) Series 2024-1 5.00%, 07/01/2029(f)	2,520	2,809,956
5.00%, 07/01/2031(f)	7,100	8,209,717

32	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2022 3.82% (MUNIPSA + 0.18%), 08/15/2054(a)	$4,000	$3,943,200
Series 2023 5.00%, 08/15/2054	5,000	5,143,883
Wisconsin Health & Educational Facilities Authority (Gundersen Lutheran Obligated Group)
Series 2021 4.00%, 10/15/2034	2,500	2,587,810
4.00%, 10/15/2035	1,000	1,029,839
Wisconsin Public Finance Authority Series 2024 Zero Coupon, 02/01/2031	2,000	1,244,465
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) Series 2020 5.00%, 01/01/2040	3,750	3,779,511
Wisconsin Public Finance Authority (CFC-SA LLC)
Series 2022 5.00%, 02/01/2042	2,000	2,067,386
5.50%, 02/01/2042(b)	6,955	7,089,928
Wisconsin Public Finance Authority (Duke Energy Progress LLC) Series 2022 3.30%, 10/01/2046	5,315	5,259,664
Wisconsin Public Finance Authority (North San Gabriel Municipal Utility District No. 1) Series 2023 Zero Coupon, 09/01/2029(b)	1,000	668,429
Wisconsin Public Finance Authority (Pre-refunded–US Treasuries) Series 2020 3.00%, 04/01/2025(b)	10	9,947
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	6,000	6,230,179
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 3.00%, 04/01/2025(b)	85	83,738
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 2.75%, 06/01/2026(b)	2,510	2,488,680
Series 2021-B 2.25%, 06/01/2027(b)	1,420	1,348,015
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group)
Series 2021 4.00%, 02/01/2035	615	535,985
4.00%, 02/01/2036	3,335	2,871,752
4.00%, 02/01/2038	3,575	3,003,098
4.00%, 02/01/2040	3,945	3,231,623
Series 2022 5.00%, 02/01/2031	3,375	3,273,928
5.00%, 02/01/2032	2,545	2,458,816
Wisconsin Public Finance Authority (UMA Education, Inc.)
Series 2019 5.00%, 10/01/2025(b)	3,360	3,397,637
5.00%, 10/01/2026(b)	3,605	3,682,126
5.00%, 10/01/2027(b)	3,000	3,093,052
5.00%, 10/01/2028(b)	3,525	3,665,831
5.00%, 10/01/2029(b)	835	874,162
WPPI Energy (Pre-refunded–US Govt Agencies) Series 2014-A 5.00%, 07/01/2029	1,000	1,002,904

		132,747,192

Total Long-Term Municipal Bonds (cost $4,753,919,153)		4,702,089,980

Short-Term Municipal Notes–1.7%
Arizona–0.6%
Arizona Health Facilities Authority (Banner Health Obligated Group) Series 2017-C 3.90%, 01/01/2046(h)	14,825	14,825,000
Arizona Industrial Development Authority (Phoenix Children’s Hospital) Series 2019 3.90%, 02/01/2048(h)	14,270	14,270,000

		29,095,000

California–0.3%
City of Irvine CA (City of Irvine CA Assessment District No. 03-19) Series 2014-A 3.75%, 09/02/2029(h)	13,201	13,201,000

Colorado–0.1%
Colorado Health Facilities Authority (Children’s Hospital Colorado Obligated Group) Series 2020 3.90%, 12/01/2052(h)	4,885	4,885,000

Schedule of Investments—Diversified Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value
District of Columbia–0.2%
District of Columbia (MedStar Health Obligated Group)
Series 2017-A 3.90%, 08/15/2038(h)	$11,990	$11,990,000

Illinois–0.1%
Illinois Finance Authority (OSF Healthcare System Obligated Group)
Series 2018 4.00%, 11/15/2037(h)	5,205	5,205,000
Illinois Finance Authority (University of Chicago Medical Center Obligated Group)
Series 2010
3.80%, 08/01/2044(h)	2,675	2,675,000

		7,880,000

Iowa–0.1%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 3.80%, 02/15/2041(h)	2,300	2,300,000
3.85%, 07/01/2041(h)	280	280,000

		2,580,000

Michigan–0.0%
Grand Traverse County Hospital Finance Authority (Munson Healthcare Obligated Group) Series 2019 4.12%, 07/01/2041(h)	1,200	1,200,000
Oakland University Series 2010 3.65%, 03/01/2031(h)	710	710,000

		1,910,000

Ohio–0.1%
State of Ohio (University Hospitals Health System Inc Obligated Group) Series 2018 4.12%, 01/15/2046(h)	4,025	4,025,000

Texas–0.0%
Tarrant County Housing Finance Corp. (One Oaklake VIII LLC) Series 2003 3.70%, 02/15/2036(h)	270	270,000

Wisconsin–0.2%
Wisconsin Public Finance Authority (Moses H Cone Memorial Hospital Obligated Group) Series 2023-B 3.90%, 10/01/2055(h)	8,000	8,000,000

Total Short-Term Municipal Notes (cost $83,836,000)		83,836,000

Total Municipal Obligations (cost $4,837,755,153)		4,785,925,980

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.2%
Agency CMBS–0.6%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	15,969	15,567,015
Series 2021-2, Class X 0.84%, 03/25/2035(i)	9,678	465,438
Series 2021-3, Class A 3.25%, 08/20/2036	3,856	3,554,862
Series 2021-3, Class X
0.76%, 08/20/2036(i)	7,880	404,979
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	1,934	1,468,708
Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,843	3,669,387
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2021-ML12, Class AUS 2.34%, 07/25/2041	7,330	5,956,734
Series 2022-ML13, Class XCA 0.95%, 07/25/2036(i)	2,031	108,395
Series 2022-ML13, Class XUS 1.00%, 09/25/2036(i)	3,715	246,438

		31,441,956

Non-Agency Fixed Rate CMBS–0.6%
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	10,256	10,145,221
Series 2021-1, Class A 3.50%, 11/20/2035	3,342	3,132,735
City of Fort Wayne IN 10.75%, 12/01/2029(c)(d)	159	16
National Finance Authority Series 2022-2, Class X 0.652%, 10/01/2036(i)	9,810	469,061
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	8,940	8,709,378
Series 2022-1, Class X 0.33%, 09/20/2036(i)	19,575	430,986

34	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	$4,790	$4,440,890
Series 2021-1, Class X 0.726%, 12/20/2035(i)	3,166	141,551
Series 2023-1, Class X 1.404%, 04/20/2037(i)	9,974	1,087,448

		28,557,286

Total Commercial Mortgage-Backed Securities (cost $71,848,712)		59,999,242

CORPORATES–INVESTMENT GRADE–1.1%

Industrial–1.1%
Consumer Cyclical–Automotive–0.2%
General Motors Financial Co., Inc. 6.647% (SOFR + 1.30%), 04/07/2025(a)	10,000	10,064,500

Consumer Non-Cyclical–0.9%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	5,835	5,398,600
1.777%, 11/15/2030	5,000	4,105,450
CommonSpirit Health
1.547%, 10/01/2025	4,513	4,245,244
Hackensack Meridian Health, Inc. Series 2020 2.675%, 09/01/2041	7,000	4,990,720
Novant Health, Inc. 2.637%, 11/01/2036	19,100	14,508,169
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	10,000	6,974,600
Sutter Health Series 20A 3.161%, 08/15/2040	4,000	3,104,640

		43,327,423

Total Corporates–Investment Grade (cost $65,337,390)		53,391,923

ASSET-BACKED SECURITIES–0.6%
Autos–Fixed Rate–0.2%
Flagship Credit Auto Trust Series 2023-1, Class A2 5.38%, 12/15/2026(b)	1,137	1,134,898
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(b)	569	568,433
LAD Auto Receivables Trust Series 2023-1A, Class A2 5.68%, 10/15/2026(b)	962	961,298
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(b)	7,482	7,536,625
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(b)	859	859,350

		11,060,604

Other ABS–Fixed Rate–0.4%
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2034	4,190	4,078,979
5.25%, 07/01/2036	4,457	4,473,539
5.25%, 07/01/2041	3,500	3,406,054
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2023-ELL, Class A1 5.081%, 06/01/2031	7,388	7,423,138

		19,381,710

Total Asset-Backed Securities (cost $30,490,030)		30,442,314

CORPORATES–NON-INVESTMENT GRADE–0.2%

Industrial–0.2%
Communications–Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(b)	7,730	5,833,986

Transportation–Airlines–0.1%
United Airlines, Inc.
4.375%, 04/15/2026(b)	5,000	4,835,300
4.625%, 04/15/2029(b)	2,300	2,139,667

		6,974,967

Total Corporates–Non-Investment Grade (cost $15,030,000)		12,808,953

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 9.085% (CME Term SOFR + 3.76%), 02/25/2040(a)(b)	813	861,014
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 8.735% (CME Term SOFR + 3.41%), 10/25/2027(a)	65	65,623

Schedule of Investments—Diversified Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 8.335% (CME Term SOFR + 3.01%), 07/25/2024(a)	$199	$200,188
Series 2014-C04, Class 1M2 10.335% (CME Term SOFR + 5.01%), 11/25/2024(a)	123	125,795
Series 2015-C02, Class 1M2 9.435% (CME Term SOFR + 4.11%), 05/25/2025(a)	197	202,526
Series 2016-C01, Class 1M2 12.185% (CME Term SOFR + 6.86%), 08/25/2028(a)	236	250,191

Total Collateralized Mortgage Obligations (cost $1,379,830)		1,705,337

Total Investments—99.3% (cost $5,021,841,115)		4,944,273,749	(j)

Other assets less liabilities—0.7%		32,918,642

Net Assets—100.0%		$4,977,192,391

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	(5.00)%	Quarterly	3.11%	USD	44,451	$(3,334,214)	$(385,174)	$(2,949,040)
CDX-NAHY Series 42, 5 Year Index, 06/20/2029*	(5.00)	Quarterly	3.29	USD	4,799	(350,577)	(347,208)	(3,369)
CDX-NAHY Series 42, 5 Year Index, 06/20/2029*	(5.00)	Quarterly	3.29	USD	6,492	(474,254)	(467,262)	(6,992)
Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00	Quarterly	3.11	USD	6,840	510,203	502,289	7,914

						$(3,648,842)	$(697,355)	$(2,951,487)

* Termination date

36	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	25,420	01/15/2025	2.565%	CPI#	Maturity	$2,743,099	$—	$2,743,099
USD	15,240	01/15/2025	4.028%	CPI#	Maturity	701,198	—	701,198
USD	12,710	01/15/2025	2.585%	CPI#	Maturity	1,361,015	—	1,361,015
USD	12,710	01/15/2025	2.613%	CPI#	Maturity	1,346,519	—	1,346,519
USD	52,790	01/15/2026	CPI#	3.720%	Maturity	(1,940,869)	—	(1,940,869)
USD	40,000	01/15/2027	CPI#	3.320%	Maturity	(1,896,951)	—	(1,896,951)
USD	39,500	01/15/2027	CPI#	3.466%	Maturity	(1,510,213)	(30,016)	(1,480,197)
USD	31,450	01/15/2027	CPI#	3.323%	Maturity	(1,485,559)	—	(1,485,559)
USD	87,590	01/15/2028	1.230%	CPI#	Maturity	16,072,345	—	16,072,345
USD	87,240	01/15/2028	0.735%	CPI#	Maturity	19,177,565	—	19,177,565
USD	94,820	01/15/2029	CPI#	3.290%	Maturity	(3,113,540)	—	(3,113,540)
USD	40,500	01/15/2029	CPI#	3.735%	Maturity	188,662	—	188,662
USD	16,275	01/15/2030	1.572%	CPI#	Maturity	2,816,755	—	2,816,755
USD	16,275	01/15/2030	1.587%	CPI#	Maturity	2,794,321	—	2,794,321
USD	23,500	01/15/2031	2.782%	CPI#	Maturity	1,611,288	—	1,611,288
USD	22,000	01/15/2031	2.680%	CPI#	Maturity	1,728,615	—	1,728,615
USD	19,200	01/15/2031	2.989%	CPI#	Maturity	922,148	—	922,148
USD	20,800	01/15/2032	CPI#	3.064%	Maturity	(724,720)	—	(724,720)
USD	18,300	04/15/2032	CPI#	2.909%	Maturity	(877,625)	—	(877,625)

						$39,914,053	$(30,016)	$39,944,069

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	62,500	07/31/2029	1 Day SOFR	3.975%	Annual	$(12,352)	$—	$(12,352)
USD	51,600	07/31/2029	1 Day SOFR	3.986%	Annual	(18,626)	—	(18,626)
USD	50,000	07/31/2030	1 Day SOFR	3.645%	Annual	(924,043)	—	(924,043)
USD	28,300	07/31/2030	1 Day SOFR	4.016%	Annual	(73,449)	—	(73,449)

						$(1,028,470)	$—	$(1,028,470)

Schedule of Investments—Diversified Municipal Portfolio	37

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	752	$(95,192)	$(87,304)	$(7,888)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	227	(28,665)	(20,378)	(8,287)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	50	(6,358)	(5,655)	(703)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	124	(15,724)	(11,281)	(4,443)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	535	(67,661)	(47,262)	(20,399)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,532	(193,789)	(171,222)	(22,567)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,548	(195,889)	(140,713)	(55,176)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	290	(36,726)	(33,542)	(3,184)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	884	(111,823)	(75,907)	(35,916)

						$(751,827)	$(593,264)	$(158,563)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA	*	Quarterly	$5,497,740	$—	$5,497,740

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2024.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2024, the aggregate market value of these securities amounted to $353,455,304 or 7.1% of net assets.
(c)	Non-income producing security.
(d)	Defaulted.
(e)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.02% of net assets as of March 31, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

38	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026	06/13/2022	$2,077,317	$120,000	0.00%
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.00%, 06/01/2031	10/04/2022	1,180,754	1,140,256	0.02%

(f)	When-Issued or delayed delivery security.
(g)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2024.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(i)	IO—Interest Only.
(j)	On March 29, 2024, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2024 for financial reporting purposes.

As of March 31, 2024, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.5% and 0.0%, respectively.

Glossary:

ABS—Asset-Backed Securities

ACA—ACA Financial Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

COP—Certificate of Participation

FHLMC—Federal Home Loan Mortgage Corporation

MUNIPSA—Municipal Swap Index

NATL—National Interstate Corporation

OSF—Order of St. Francis

SOFR—Secured Overnight Financing Rate

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—Diversified Municipal Portfolio	39

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2024 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.7%

Long-Term Municipal Bonds–91.3%
New York–77.4%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2024	$855	$859,353
5.00%, 12/15/2025	855	869,455
5.00%, 12/15/2026	855	887,499
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group)
AGM Series 2020 3.00%, 04/01/2035	2,220	1,975,572
3.00%, 04/01/2036	2,000	1,750,188
3.00%, 04/01/2037	1,500	1,287,678
4.00%, 04/01/2034	725	743,534
4.00%, 04/01/2038	1,400	1,404,207
4.00%, 04/01/2039	1,400	1,396,393
4.00%, 04/01/2040	1,500	1,484,965
5.00%, 04/01/2032	2,000	2,170,133
5.00%, 04/01/2033	1,000	1,084,822
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School Obligated Group)
Series 2022 5.00%, 06/01/2032(a)	375	391,122
5.75%, 06/01/2042(a)	1,855	1,941,890
Build NYC Resource Corp. (Grand Concourse Acadmey Charter School)
Series 2022 5.00%, 07/01/2042	550	559,874
Build NYC Resource Corp. (Integration Charter Schools)
Series 2021 5.00%, 06/01/2036(a)	1,050	1,062,787
5.00%, 06/01/2041(a)	800	790,867
Build NYC Resource Corp. (Metropolitan College of New York)
Series 2014 5.00%, 11/01/2025	1,750	1,050,000
5.25%, 11/01/2029	2,100	1,260,000
City of New York NY
Series 2015-F 5.00%, 06/01/2024	1,200	1,203,073
Series 2017-1 5.00%, 08/01/2025	1,365	1,397,481
Series 2017-C 5.00%, 08/01/2024	1,260	1,266,848
5.00%, 08/01/2025	1,085	1,110,819
Series 2018 5.00%, 12/01/2024	4,220	4,266,050
Series 2018-A 5.00%, 08/01/2026	7,690	8,027,745
Series 2018-D 5.00%, 12/01/2038	9,665	10,362,423
Series 2019-E 5.00%, 08/01/2025	1,700	1,740,453
Series 2020-C 4.00%, 08/01/2037	3,445	3,567,416
4.00%, 08/01/2039	1,450	1,482,336
Series 2021 1.396%, 08/01/2027	4,950	4,454,356
Series 2021-D 1.216%, 08/01/2026	6,000	5,525,119
1.623%, 08/01/2028	4,000	3,538,080
Series 2021-F 4.00%, 03/01/2040	1,000	1,013,537
Series 2022-B 5.00%, 08/01/2024	3,405	3,423,505
Series 2023 5.00%, 08/01/2036	2,500	2,914,579
5.00%, 08/01/2040	1,000	1,135,933
5.00%, 08/01/2043	5,000	5,539,441
Series 2024-D 5.00%, 04/01/2043(b)	2,000	2,228,206
AGM Series 2024-A 5.00%, 08/01/2026	4,985	5,208,521
AGM Series 2024-C 5.00%, 10/01/2026	5,310	5,568,836
City of Rochester NY
Series 2023-I 4.50%, 08/01/2024	7,000	7,014,932
City of Yonkers NY
AGM Series 2024-A 5.00%, 02/15/2037	1,100	1,259,239
5.00%, 02/15/2040	1,000	1,126,052
5.00%, 02/15/2041	2,120	2,371,257
Corning City School District
Series 2023-A 5.00%, 06/21/2024	17,000	17,044,385
County of Nassau NY
Series 2017-C 5.00%, 10/01/2026	8,920	9,354,805
5.00%, 10/01/2027	13,255	14,221,414
County of Nassau NY (Pre-refunded–US Govt Agencies)
Series 2014-A 5.00%, 04/01/2025	10,190	10,190,000
County of Suffolk NY
Series 2022 5.00%, 09/01/2029	1,770	1,964,238
Dutchess County Local Development Corp. (Bard College)
Series 2020-A 5.00%, 07/01/2040	2,400	2,477,052
Series 2020-B 5.918%, 07/01/2039	4,755	4,645,745

40	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Hempstead Town Local Development Corp. (Evergreen Charter School, Inc.)
Series 2022-A 5.25%, 06/15/2042	$4,000	$4,058,239
Hudson Yards Infrastructure Corp.
Series 2017-A 5.00%, 02/15/2031	17,060	18,033,698
5.00%, 02/15/2032	5,590	5,906,366
Long Island Power Authority
Series 2019-B 1.65%, 09/01/2049	9,535	9,418,352
Metropolitan Transportation Authority
Series 2016-D 5.00%, 11/15/2027	1,210	1,262,170
Series 2017 5.00%, 11/15/2027	5,050	5,382,590
5.00%, 11/15/2028	4,020	4,399,839
Series 2017-C 5.00%, 11/15/2027	9,140	9,741,955
5.00%, 11/15/2028	7,400	7,951,426
5.00%, 11/15/2029	1,790	1,918,461
5.00%, 11/15/2031	39,930	42,649,145
Series 2021 3.994% (SOFR + 0.43%), 11/01/2026(c)	1,205	1,199,240
AGM Series 2021 4.364% (SOFR + 0.80%), 11/01/2032(c)	3,715	3,710,432
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund)
Series 2017-A 5.00%, 11/15/2031	2,060	2,178,242
Series 2022-A 4.00%, 11/15/2038	3,000	3,113,299
Metropolitan Transportation Authority Payroll Mobility Tax Revenue
Series 2024-A 5.37%, 12/19/2024	3,500	3,497,877
Monroe County Industrial Development Corp./NY (Academy of Health Sciences Charter School)
Series 2022 5.00%, 07/01/2032(a)	250	252,336
5.625%, 07/01/2042(a)	2,000	2,005,691
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group)
Series 2020 5.00%, 12/01/2024	510	511,892
5.00%, 12/01/2028	1,210	1,266,454
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 4.00%, 01/01/2030	2,145	1,953,505
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School)
Series 2020 5.00%, 06/01/2040(a)	$2,265	$2,297,528
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group)
Series 2014 5.00%, 07/01/2024	4,550	4,556,621
Nassau County Local Economic Assistance Corp. (Roosevelt Children’s Academy Charter School)
Series 2023 4.00%, 07/01/2033	750	749,636
New York City Municipal Water Finance Authority
Series 2015-F 5.00%, 06/15/2028	1,845	1,882,585
Series 2015-G 5.00%, 06/15/2028	11,465	11,698,554
Series 2018-AA 5.00%, 06/15/2024	8,280	8,300,816
Series 2021-B 4.00%, 06/15/2039	2,000	2,059,492
Series 2023 5.00%, 06/15/2035	13,345	15,869,281
New York City Municipal Water Finance Authority (Pre-refunded–US Treasuries)
Series 2014 5.00%, 06/15/2045	25,000	25,057,467
Series 2014-D 5.00%, 06/15/2029	3,000	3,007,211
Series 2015-G 5.00%, 06/15/2027	3,000	3,065,245
New York City Transitional Finance Authority (New York City Transitional Finance Authority Future Tax Secured Revenue)
Series 2023 5.50%, 05/01/2043	5,000	5,827,319
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2016-S 5.00%, 07/15/2034	2,000	2,051,669
Series 2018-S 5.00%, 07/15/2031	2,065	2,242,916
5.00%, 07/15/2032	16,090	17,464,835
Series 2021-S 4.00%, 07/15/2040	2,500	2,515,148

Schedule of Investments—New York Municipal Portfolio	41

Principal Amount (000)		U.S. $ Value
New York City Transitional Finance Authority Future Tax Secured Revenue
Series 2014-A 5.00%, 08/01/2027	$1,655	$1,661,256
5.00%, 08/01/2029	5,000	5,018,568
5.00%, 08/01/2034	4,000	4,014,194
Series 2014-C 5.00%, 11/01/2026	6,345	6,350,242
Series 2015-C 5.00%, 11/01/2026	20,000	20,322,974
Series 2016-B 5.00%, 08/01/2031	2,200	2,289,897
Series 2017-F 5.00%, 05/01/2032	1,220	1,294,239
Series 2020 5.00%, 11/01/2027	2,580	2,773,220
Series 2020-D 4.00%, 11/01/2042	5,000	5,025,006
Series 2021-E 4.00%, 02/01/2038	3,750	3,867,375
4.00%, 02/01/2040	12,575	12,710,221
Series 2022-A 5.00%, 11/01/2024	3,345	3,374,317
New York City Transitional Finance Authority Future Tax Secured Revenue (Pre-refunded–US Treasuries) Series 2013 5.00%, 11/01/2038	2,375	2,375,000
Series 2014-D1 5.00%, 02/01/2028	7,110	7,110,000
5.00%, 02/01/2029	2,425	2,425,000
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(a)	2,000	2,006,336
7.25%, 11/15/2044(a)	3,260	3,284,300
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	20,000	18,284,804
2.625%, 09/15/2069	22,240	20,306,557
2.80%, 09/15/2069	6,470	5,818,748
New York Liberty Development Corp. (Port Authority of New York & New Jersey) Series 2021-1 3.00%, 02/15/2042	20,000	17,112,552
New York Power Authority (New York Power Authority SFP Transmission Project) AGM Series 2023 5.25%, 11/15/2040	1,000	1,181,826
5.25%, 11/15/2041	1,000	1,173,426
New York State Dormitory Authority (Catholic Health System Obligated Group) Series 2019 5.00%, 07/01/2036	1,000	890,874
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2024(a)	1,700	1,695,617
5.00%, 12/01/2026(a)	1,500	1,480,112
5.00%, 12/01/2034(a)	2,500	2,344,208
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015-A 5.00%, 07/01/2026	3,745	3,812,522
New York State Dormitory Authority (Iona College) Series 2022-2 5.00%, 07/01/2024	555	555,560
5.00%, 07/01/2026	620	631,855
5.00%, 07/01/2027	325	335,016
5.00%, 07/01/2029	500	527,005
5.00%, 07/01/2030	300	319,291
5.00%, 07/01/2031	320	342,791
5.00%, 07/01/2032	280	301,527
New York State Dormitory Authority (New York and Presbyterian Hospital Obligated Group) Series 2023
5.00%, 08/01/2036	4,250	4,906,044
5.00%, 08/01/2038	5,000	5,656,326
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2022-C 5.00%, 10/01/2025	1,000	1,025,176
AGM Series 2020 5.00%, 10/01/2026	3,045	3,194,928
5.00%, 10/01/2029	2,130	2,314,949
AGM Series 2023 5.00%, 10/01/2025	4,695	4,818,662
BAM Series 2022 5.00%, 10/01/2025	3,975	4,086,820
New York State Dormitory Authority (New York State Sales Tax) Series 2018-C 5.00%, 03/15/2040	2,000	2,116,487
New York State Dormitory Authority (New York University) Series 2019-A 5.00%, 07/01/2032	2,975	3,316,806
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2022 4.00%, 05/01/2039	2,500	2,493,606
4.00%, 05/01/2040	6,000	5,920,123
New York State Dormitory Authority (Pre-refunded–US Govt Agencies) Series 2021 1.187%, 03/15/2026	5,500	5,134,658

42	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
New York State Dormitory Authority (Pre-refunded–US Treasuries) Series 2014 5.00%, 02/15/2029	$11,415	$11,441,314
Series 2014-C 5.00%, 03/15/2029	2,010	2,014,633
Series 2017 5.00%, 02/15/2025	2,775	2,813,350
AGM Series 2020 5.00%, 10/01/2026	5	5,241
5.00%, 10/01/2029	5	5,467
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2026	1,000	1,037,851
New York State Dormitory Authority (St. John’s University/NY) Series 2015-A 5.00%, 07/01/2024	1,130	1,132,682
Series 2021-A 4.00%, 07/01/2031	1,400	1,485,566
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2017-B 5.00%, 02/15/2037	5,520	5,838,649
Series 2021-A 4.00%, 03/15/2039	1,000	1,021,409
Series 2021-E 4.00%, 03/15/2037	4,645	4,861,191
Series 2022-A 4.00%, 03/15/2039	2,000	2,048,141
Series 2024-A 5.00%, 03/15/2044	3,000	3,320,953
Series 2024-B 5.113%, 03/15/2025	2,800	2,795,269
New York State Dormitory Authority (State of New York Sales Tax Revenue) Series 2023-A 4.00%, 03/15/2043	4,350	4,330,719
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2037	1,000	1,048,653
5.00%, 07/01/2039	1,500	1,546,696
5.00%, 07/01/2042	1,630	1,660,310
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019-B 5.00%, 06/15/2027	445	475,028
Series 2023 5.125%, 09/01/2050(a)	1,800	1,843,345
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014-K 5.00%, 01/01/2026	1,310	1,326,930
5.00%, 01/01/2028	3,150	3,184,276
Series 2021-O 4.00%, 01/01/2042	5,750	5,798,154
Series 2024-P 5.00%, 01/01/2025	3,500	3,541,396
New York State Thruway Authority (Pre-refunded–US Govt Agencies) Series 2014-J 5.00%, 01/01/2026	18,900	18,923,187
5.00%, 01/01/2027	15,000	15,018,402
New York State Thruway Authority (State of New York Pers Income Tax) Series 2022-A 5.00%, 03/15/2039	7,250	8,219,931
New York State Urban Development Corp. (Pre-refunded–US Govt Agencies) Series 2016-A 5.00%, 03/15/2028	5,010	5,198,038
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2020-E 5.00%, 03/15/2026	10,000	10,377,279
Series 2022 5.00%, 09/15/2029	6,830	7,655,302
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2026	1,070	1,070,291
Series 2021 2.25%, 08/01/2026	1,230	1,190,828
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2030	24,485	25,368,181
5.00%, 01/01/2032	2,355	2,441,077
5.00%, 01/01/2036	2,000	2,064,380
Series 2023 5.625%, 04/01/2040	2,165	2,361,766
New York Transportation Development Corp. (Elevated Accessibility Enhancements Holding Co., LLC) Series 2023 6.971%, 06/30/2051	2,000	1,982,988
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 10/31/2034	500	493,742
4.00%, 10/31/2041	2,075	1,893,663

Schedule of Investments—New York Municipal Portfolio	43

Principal Amount (000)		U.S. $ Value
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2027	$2,210	$2,312,341
5.00%, 12/01/2030	1,010	1,097,353
5.00%, 12/01/2031	400	434,471
5.00%, 12/01/2032	1,035	1,123,841
5.00%, 12/01/2035	1,000	1,079,229
5.00%, 12/01/2036	1,050	1,125,470
Series 2022 4.00%, 12/01/2042	1,000	933,176
5.00%, 12/01/2027	2,115	2,212,942
5.00%, 12/01/2031	2,035	2,233,340
5.00%, 12/01/2039	2,765	2,971,460
5.00%, 12/01/2040	3,310	3,536,354
5.00%, 12/01/2042	2,645	2,802,316
New York Transportation Development Corp. (JFK NTO LLC) AGM Series 2023 5.50%, 06/30/2043	2,250	2,480,210
5.50%, 06/30/2044	2,500	2,749,389
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.25%, 01/01/2050	2,535	2,536,931
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(a)	1,000	881,493
Series 2018-B 3.50%, 11/01/2024(a)	3,400	3,386,406
Niagara Falls City School District Series 2016 5.00%, 06/15/2024	4,055	4,061,130
5.00%, 06/15/2025	3,660	3,713,174
Onondaga Civic Development Corp. (Le Moyne College) Series 2022 4.00%, 07/01/2034	300	295,929
4.00%, 07/01/2036	350	340,340
4.00%, 07/01/2039	450	417,248
Port Authority of New York & New Jersey Series 2014 5.00%, 09/01/2027	7,500	7,536,961
Series 2015 5.00%, 10/15/2026	8,405	8,544,019
Series 2017 5.00%, 10/15/2028	6,925	7,210,485
Series 2018-2 5.00%, 09/15/2025	3,040	3,099,486
5.00%, 09/15/2027	1,000	1,049,298
5.00%, 09/15/2028	8,000	8,443,650
Series 2019 5.00%, 11/01/2035	3,135	3,361,207
5.00%, 11/01/2036	5,365	5,717,006
Series 2020-2 5.00%, 07/15/2033	3,000	3,286,163
5.00%, 07/15/2034	10,195	11,155,986
5.00%, 07/15/2035	5,095	5,556,202
Sales Tax Asset Receivable Corp. (Pre-refunded–US Treasuries) Series 2014-A 5.00%, 10/15/2025	6,075	6,121,686
5.00%, 10/15/2026	7,065	7,119,294
State of New York Series 2023-A 5.00%, 03/15/2025	1,000	1,016,356
5.00%, 03/15/2026	1,395	1,449,785
5.00%, 03/15/2031	5,600	6,503,480
5.00%, 03/15/2032	1,815	2,140,589
5.00%, 03/15/2033	1,750	2,096,953
5.00%, 03/15/2036	1,500	1,780,192
5.00%, 03/15/2038	1,500	1,741,844
5.00%, 03/15/2039	2,000	2,304,830
5.00%, 03/15/2040	2,250	2,575,273
Series 2023-C 5.00%, 03/15/2037	1,670	1,960,658
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2020 5.00%, 12/01/2029	500	514,331
5.00%, 12/01/2034	1,000	1,039,386
Suffolk Regional Off-Track Betting Co. Series 2024 5.75%, 12/01/2044(b)	4,300	4,381,267
Suffolk Tobacco Asset Securitization Corp. Series 2021 4.00%, 06/01/2035	2,300	2,387,539
4.00%, 06/01/2036	2,425	2,500,022
4.00%, 06/01/2037	1,170	1,195,427
4.00%, 06/01/2050	2,345	2,369,379
5.00%, 06/01/2034	2,275	2,535,170
Triborough Bridge & Tunnel Authority Series 2021-A 5.00%, 11/01/2025	2,535	2,607,017
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue)
Series 2021 5.00%, 05/15/2050	15,035	15,472,162
Series 2021-A 2.511%, 05/15/2035	10,000	8,017,281
Series 2021-C 5.00%, 05/15/2039	5,000	5,599,741
Series 2022 4.614% (SOFR + 1.05%), 04/01/2026(c)	7,500	7,514,306
5.00%, 05/15/2041	1,750	1,944,809

44	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2022-A 5.00%, 08/15/2024	$20,055	$20,157,224
Series 2023 5.25%, 11/15/2042	10,420	11,940,168
Triborough Bridge & Tunnel Authority (Pre-refunded–US Govt Agencies)
Series 2021-A 2.00%, 05/15/2045	9,185	9,164,261
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute)
Series 2020 4.00%, 09/01/2040	1,190	1,163,864
5.00%, 09/01/2031	2,570	2,847,716
5.00%, 09/01/2032	7,890	8,743,598
5.00%, 09/01/2033	2,365	2,619,077
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.)
Series 2016-A 5.00%, 12/01/2026	7,175	7,502,138
Series 2020 4.00%, 12/01/2033	1,160	1,232,207
5.00%, 12/01/2031	1,800	2,019,802
5.00%, 12/01/2032	2,000	2,240,950
Westchester County Local Development Corp. (Kendal on Hudson Obligated Group)
Series 2022 5.00%, 01/01/2027	400	407,780
5.00%, 01/01/2032	520	547,310
5.00%, 01/01/2037	530	552,124
5.00%, 01/01/2041	720	738,172

		1,059,959,220

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa)
Series 2018 6.50%, 09/01/2028(a)	1,055	1,105,251

California–0.1%
California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The))
Series 2023 5.25%, 11/01/2054	1,215	1,307,117

Colorado–0.9%
Colorado Health Facilities Authority (CommonSpirit Health)
Series 2019-A
5.00%, 08/01/2030	6,280	6,889,925
5.00%, 08/01/2031	2,000	2,189,024
5.00%, 08/01/2033	2,750	3,001,054
Vauxmont Metropolitan District
AGM Series 2020 5.00%, 12/01/2050	160	166,793

		12,246,796

Connecticut–1.8%
State of Connecticut
Series 2018-B 5.00%, 04/15/2025	$14,565	$14,817,735
Series 2018-C 5.00%, 06/15/2027	4,715	5,015,279
Series 2018-F 5.00%, 09/15/2027	4,025	4,304,579

		24,137,593

Florida–0.1%
County of Osceola FL Transportation Revenue
Series 2020-A
Zero Coupon, 10/01/2030	100	76,041
Zero Coupon, 10/01/2032	100	69,839
Zero Coupon, 10/01/2033	100	66,705
Zero Coupon, 10/01/2034	110	70,005
Volusia County School Board (Volusia County School Board COP)
Series 2014-B 5.00%, 08/01/2026	1,000	1,004,257

		1,286,847

Georgia–0.2%
Municipal Electric Authority of Georgia
Series 2019 5.00%, 01/01/2031	905	964,309
5.00%, 01/01/2032	565	601,894
5.00%, 01/01/2035	1,185	1,245,738

		2,811,941

Guam–1.8%
Antonio B Won Pat International Airport Authority
Series 2021-A 3.099%, 10/01/2028	1,430	1,293,212
3.189%, 10/01/2029	1,650	1,463,579
3.339%, 10/01/2030	1,050	916,992
Series 2023 5.125%, 10/01/2034	250	256,645
5.25%, 10/01/2031	1,025	1,060,606
5.25%, 10/01/2035	265	273,085
5.375%, 10/01/2033	525	547,340
Guam Government Waterworks Authority
Series 2017 5.00%, 07/01/2028	1,250	1,312,193
Guam Government Waterworks Authority (Guam Waterworks Authority Water And Wastewater System)
Series 2024-A
5.00%, 07/01/2045	1,100	1,193,502
Guam Power Authority
Series 2017-A 5.00%, 10/01/2025	2,980	3,016,259
5.00%, 10/01/2026	1,225	1,254,407
5.00%, 10/01/2027	1,230	1,276,399

Schedule of Investments—New York Municipal Portfolio	45

Principal Amount (000)		U.S. $ Value
Territory of Guam
Series 2019 5.00%, 11/15/2031	$225	$232,096
Territory of Guam (Guam Section 30 Income Tax)
Series 2016-A 5.00%, 12/01/2026	1,150	1,181,386
5.00%, 12/01/2029	620	637,319
5.00%, 12/01/2030	1,000	1,027,237
5.00%, 12/01/2032	925	950,890
Territory of Guam (Territory of Guam Business Privilege Tax)
Series 2015 5.00%, 11/15/2030	3,580	3,647,762
Series 2015-D 5.00%, 11/15/2025	1,555	1,577,591
Series 2021-F 5.00%, 01/01/2030	1,000	1,071,061

		24,189,561

Illinois–0.7%
Illinois Finance Authority (Illinois Institute of Technology)
Series 2019 5.00%, 09/01/2027	145	144,544
5.00%, 09/01/2029	225	224,674
5.00%, 09/01/2032	365	362,266
5.00%, 09/01/2033	200	197,775
5.00%, 09/01/2034	100	98,324
Metropolitan Pier & Exposition Authority
Series 2017-B 5.00%, 12/15/2028	2,000	2,108,792
State of Illinois
Series 2017-A 5.00%, 12/01/2024	2,105	2,124,896
Series 2018-A 5.00%, 10/01/2024	2,910	2,930,473
Series 2018-B 5.00%, 05/01/2024	1,405	1,406,414

		9,598,158

Kentucky–0.3%
City of Ashland KY (Royal Blue Health LLC Obligated Group)
Series 2019 5.00%, 02/01/2026	350	355,436
5.00%, 02/01/2027	375	385,856
5.00%, 02/01/2030	210	225,069
5.00%, 02/01/2031	275	289,877
Kentucky Economic Development Finance Authority (CommonSpirit Health)
Series 2019-A 5.00%, 08/01/2033	1,000	1,091,292
5.00%, 08/01/2034	1,635	1,780,312
5.00%, 08/01/2035	555	601,637

		4,729,479

Michigan–1.2%
City of Detroit MI
Series 2018 5.00%, 04/01/2029	$250	$259,161
5.00%, 04/01/2032	1,005	1,041,450
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project)
Series 2018 5.00%, 12/31/2029	8,600	9,002,685
5.00%, 12/31/2030	4,000	4,190,330
5.00%, 06/30/2032	1,690	1,771,994

		16,265,620

Missouri–0.0%
Howard Bend Levee District
XLCA Series 2005 5.75%, 03/01/2025	120	120,698
5.75%, 03/01/2027	275	279,470

		400,168

Nebraska–0.8%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The))
Series 2022-1 5.00%, 05/01/2053	10,000	10,580,358

Nevada–0.0%
City of Sparks NV (City of Sparks NV Sales Tax)
Series 2019-A 2.75%, 06/15/2028(a)	565	543,297

New Jersey–2.4%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant)
Series 2016 5.00%, 06/15/2024	5,090	5,099,463
5.00%, 06/15/2027	5,000	5,184,413
Series 2018-A 5.00%, 06/15/2028	11,680	12,087,812
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease)
Series 2018-A 5.00%, 12/15/2030	3,360	3,647,964
Series 2019-B 5.00%, 06/15/2030	1,500	1,629,286
5.00%, 06/15/2034	2,360	2,552,848
Series 2019-BB1
5.00%, 06/15/2034	2,900	3,136,975

		33,338,761

Puerto Rico–1.1%
Commonwealth of Puerto Rico
Series 2021-A
Zero Coupon, 07/01/2024	468	462,868
Zero Coupon, 07/01/2033	2,420	1,587,668

46	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
5.625%, 07/01/2027	$3,150	$3,349,610
5.625%, 07/01/2029	760	831,422
Series 2022-C 0.00%, 11/01/2043	888	513,113
Puerto Rico Commonwealth Aqueduct & Sewer Authority
Series 2020-A 5.00%, 07/01/2030(a)	3,490	3,712,768
5.00%, 07/01/2035(a)	2,310	2,436,439
Puerto Rico Electric Power Authority
AGM Series 2007-V 5.25%, 07/01/2031	1,390	1,389,053
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue
Series 2018-A
Zero Coupon, 07/01/2024	796	788,476

		15,071,417

South Carolina–0.4%
South Carolina Public Service Authority
Series 2020-A 5.00%, 12/01/2043	1,500	1,580,975
Series 2021-B 4.00%, 12/01/2038	2,125	2,128,214
5.00%, 12/01/2040	1,000	1,073,224

		4,782,413

Tennessee–0.6%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health)
Series 2019-A 5.00%, 08/01/2031	1,500	1,641,768
5.00%, 08/01/2033	1,000	1,091,292
5.00%, 08/01/2034	1,000	1,088,876
Tennergy Corp./TN (Royal Bank of Canada)
Series 2019-A 5.00%, 02/01/2050	4,735	4,759,616

		8,581,552

Texas–0.5%
City of Houston TX Airport System Revenue (United Airlines, Inc.)
Series 2018 5.00%, 07/15/2028	1,750	1,789,122
Mission Economic Development Corp. (Natgasoline LLC)
Series 2018
4.625%, 10/01/2031(a)	4,540	4,535,722

		6,324,844

Washington–0.6%
Washington Health Care Facilities Authority (CommonSpirit Health)
Series 2019-A 5.00%, 08/01/2032	2,165	2,365,173
5.00%, 08/01/2033	2,595	2,831,903
5.00%, 08/01/2034	2,520	2,743,967

		7,941,043

Wisconsin–0.3%
Wisconsin Public Finance Authority (UMA Education, Inc.)
Series 2019 5.00%, 10/01/2025(a)	995	1,006,145
5.00%, 10/01/2026(a)	1,050	1,072,464
5.00%, 10/01/2027(a)	1,090	1,123,809
5.00%, 10/01/2028(a)	900	935,957
5.00%, 10/01/2029(a)	275	287,898

		4,426,273

Total Long-Term Municipal Bonds (cost $1,273,134,231)		1,249,627,709

Short-Term Municipal Notes–5.4%
New York – 5.4%
Build NYC Resource Corp. (Asia Society (The))
Series 2015 3.65%, 04/01/2045(d)	1,680	1,680,000
City of New York NY
Series 2008-L 3.90%, 04/01/2038(d)	1,275	1,275,000
Series 2016 3.93%, 08/01/2044(d)	8,995	8,995,000
Dutchess County Industrial Development Agency (Marist College)
Series 2008 3.65%, 07/01/2038(d)	1,165	1,165,000
Metropolitan Transportation Authority
Series 2015 3.93%, 11/01/2026(d)	380	380,000
New York City Health and Hospitals Corp.
Series 2008-D 3.60%, 02/15/2026(d)	495	495,000
New York City Housing Development Corp.
Series 2008 3.73%, 04/15/2035(d)	1,700	1,700,000
Series 2012-A 3.60%, 09/01/2049(d)	1,000	1,000,000
New York City Housing Development Corp. (201 Pearl LLC)
Series 2006-A
3.66%, 10/15/2041(d)	250	250,000
New York City Housing Development Corp. (Hewitt Westchester LP)
Series 2011 3.70%, 11/01/2048(d)	3,400	3,400,000
New York City Municipal Water Finance Authority
Series 2015-F 3.90%, 06/15/2035(d)	21,300	21,300,000
New York State Housing Finance Agency
Series 2006 3.45%, 11/15/2036(d)	7,800	7,800,000

Schedule of Investments—New York Municipal Portfolio	47

Principal Amount (000)		U.S. $ Value
Series 2009 3.62%, 05/15/2039(d)	$400	$400,000
New York State Housing Finance Agency (8 East 102nd Street LLC)
Series 2023 3.70%, 05/01/2044(d)	5,790	5,790,000
New York State Housing Finance Agency (DD 11th Avenue LLC)
Series 2009 3.45%, 05/15/2041(d)	1,075	1,075,000
New York State Housing Finance Agency (Liberty Street Realty LLC)
Series 2005 3.73%, 05/01/2035(d)	3,773	3,773,000
Trust for Cultural Resources of The City of New York (The) (New York Botanical Garden (The))
Series 2009 3.64%, 07/01/2032(d)	8,060	8,060,000
Trust for Cultural Resources of The City of New York (The) (Pierpont Morgan Library)
Series 2004 3.65%, 02/01/2034(d)	5,465	5,465,000

Total Short-Term Municipal Notes (cost $74,003,000)		74,003,000

Total Municipal Obligations (cost $1,347,137,231)		1,323,630,709

ASSET-BACKED SECURITIES–0.3%
Autos–Fixed Rate–0.1%
Lendbuzz Securitization Trust
Series 2023-1A, Class A2 6.92%, 08/15/2028(a)	1,496	1,507,325
Tricolor Auto Securitization Trust
Series 2023-1A, Class A 6.48%, 08/17/2026(a)	312	312,491

		1,819,816

Other ABS–Fixed Rate–0.2%
HTA TRRB Custodial Trust
Series 2022
5.25%, 07/01/2034	1,298	1,263,684
5.25%, 07/01/2036	1,245	1,249,292

		2,512,976

Total Asset-Backed Securities (cost $4,341,341)		4,332,792

GOVERNMENTS–TREASURIES–0.2%
United States–0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(e)(f) (cost $2,460,469)	2,377	2,209,867

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.1%
Non-Agency Fixed Rate CMBS–0.1%
City of Fort Wayne IN 10.75%, 12/01/2029(g)(h)	$32	$3
Jefferson County Industrial Development Agency
Series 2019 5.25%, 01/01/2024(g)(i)(j)(k)(l)	933	101,218
Washington State Housing Finance Commission
Series 2021-1, Class A 3.50%, 12/20/2035	958	888,178
Series 2021-1, Class X 0.726%, 12/20/2035(m)	959	42,894

Total Commercial Mortgage-Backed Securities (cost $2,070,421)		1,032,293

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2 8.335% (CME Term SOFR + 3.01%), 07/25/2024(c)	57	57,705
Series 2015-C02, Class 1M2 9.435% (CME Term SOFR + 4.11%), 05/25/2025(c)	71	72,701
Series 2016-C01, Class 1M2 12.185% (CME Term SOFR + 6.86%), 08/25/2028(c)	145	153,842
Series 2016-C02, Class 1M2 11.435% (CME Term SOFR + 6.11%), 09/25/2028(c)	29	30,516

Total Collateralized Mortgage Obligations (cost $306,012)		314,764

Total Investments—97.3% (cost $1,356,315,474)		1,331,520,425	(n)
Other assets less liabilities—2.7%		37,487,867

Net Assets—100.0%		$1,369,008,292

48	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	25,000	01/15/2027	1 Day SOFR	2.540%	Annual	$(1,290,833)	$—	$(1,290,833)
USD	22,900	07/31/2029	1 Day SOFR	4.042%	Annual	63,785	—	63,785
USD	20,100	07/31/2029	1 Day SOFR	3.975%	Annual	(3,972)	—	(3,972)
USD	16,300	07/31/2030	1 Day SOFR	4.656%	Annual	624,847	—	624,847

						$(606,173)	$—	$(606,173)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency		Implied Credit Spread at March 31, 2024	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	251	$(31,787)	$(29,153)	$(2,634)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	76	(9,593)	(6,820)	(2,773)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	17	(2,100)	(1,868)	(232)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	42	(5,279)	(3,787)	(1,492)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	512	(64,823)	(57,274)	(7,549)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	249	(31,447)	(21,982)	(9,465)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	516	(65,334)	(46,931)	(18,403)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	97	(12,261)	(11,198)	(1,063)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	226	(28,551)	(19,373)	(9,178)

						$(251,175)	$(198,386)	$(52,789)

* Termination date

Schedule of Investments—New York Municipal Portfolio	49

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA	*	Quarterly	$1,633,163	$—	$1,633,163

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2024, the aggregate market value of these securities amounted to $44,243,604 or 3.2% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2024.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.
(g)	Non-income producing security.
(h)	Defaulted.
(i)	Fair valued by the Adviser.
(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(k)	Defaulted matured security.
(l)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of March 31, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency Series 2019 5.25%, 01/01/2024	12/09/2019	$932,884	$101,218	0.01%

(m)	IO—Interest Only.
(n)	On March 29, 2024, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2024 for financial reporting purposes.

As of March 31, 2024, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.3% and 0.0%, respectively.

Glossary:

ABS—Asset-Backed Securities

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

COP—Certificate of Participation

SOFR—Secured Overnight Financing Rate

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

50	Sanford C. Bernstein Fund, Inc.—2024 Semi-Annual Report

SCB–MU–1945-0324

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2024

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Investment Products Offered: • Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2024

On the following pages, you will find the 2024 semi-annual report for the Overlay Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2024, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

At the time of our last update on November 15, 2023, the economy and the markets were in the midst of a strong run. Today, six months later, that strength has only continued.

The economy continues to surprise to the upside, with Wall Street economists raising their estimates of US GDP for 2024 and now expecting year-over-year growth of 2.2%. That’s also translated to stocks—global equities are up almost 20% over the past six months, led by US large cap stocks, which have risen almost 24%.

The only downside to that economic strength is that inflation too has remained elevated, despite hopes that it would have subsided more in recent months. This has raised the prospect that it will take longer before the Federal Reserve is comfortable cutting interest rates. We’d argue that while that is a problem, we’d rather see it coming from the economy being too robust rather than due to the troublesome supply chain issues that emerged after COVID. Further adding to the economy’s strength, global manufacturing, which appeared to be in a recession for over a year, finally seems to be reawakening, providing another leg for the overall economy to stand on as we move forward.

Outside of stocks, returns have been more muted. Bonds have had ups and downs, with the 10-year Treasury falling almost half a percentage point since our last update. Yet that hasn’t been all in one direction—it fell by around twice that amount in late 2023 before giving half of that back so far this year. Yet, with higher starting interest rates and a tailwind from falling yields, bonds have had healthy returns in the mid-single digits over the past six months.

Our portfolio managers continue to adapt to changes in the economy—from technological trends like AI to geopolitical issues such as the wars in Ukraine and the Middle East and this year’s elections in the US and around the world. We’re regularly monitoring the strength of the economy overall and the relative attractiveness of different sectors. Through that research, we constantly make small adjustments to portfolios to make sure they’re positioned properly.

Thank you for your continued confidence in our approach and for allowing us to be the stewards of your capital.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Alexander Chaloff

President

Sanford C. Bernstein Fund, Inc.

[1]	Please note that information for the Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Short Duration Diversified Municipal, Intermediate Duration and Short Duration Plus Portfolios of the Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a standalone investment.

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Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B and Tax-Aware Overlay B Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B and Tax-Aware Overlay B Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives.

The Adviser also may use exchange-traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

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Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. The Bloomberg 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Russell 3000® Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investible US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Investable Markets Index (“IMI”) (net) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-market countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bloomberg 1-10 Year US Treasury Inflation Protected Securities (“TIPS”) Index measures the performance of the US TIPS market, with maturities between one and ten years. The Bloomberg 1-10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 47% Russell 3000, 26.4% MSCI ACWI ex USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg US Aggregate Bond, 10% Bloomberg Global Aggregate Bond (USD hedged). The Composite Benchmark for Tax-Aware Overlay A is 47.2% Russell 3000, 26.5% MSCI ACWI ex USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg US Aggregate Bond. The Composite Benchmark for Overlay B is 16.9% Russell 3000, 9.8% MSCI ACWI ex USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg US Aggregate Bond, 24.5% Bloomberg Global Aggregate Bond (USD hedged), 21% Bloomberg 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay B is 19% Russell 3000, 11% MSCI ACWI ex USA IMI (net), 42% Bloomberg 1-10 Year Municipal Bond, 28% Bloomberg 1-10 Year US TIPS.

The Russell 3000, MSCI ACWI ex USA IMI (net) and MSCI ACWI Commodity Producers Index (net) represent the allocation to global stocks. The Bloomberg US Aggregate Bond, Bloomberg 1-10 Year US TIPS, Bloomberg 1-10 Year Municipal Bond and Bloomberg Global Aggregate Bond (USD hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity.

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Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.
Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts (including war or civil disturbance and acts of terrorism); cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine and the conflict in Israel, Gaza and surrounding areas, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s invasion of Ukraine commencing in February of 2022, the United States, the European Union and other countries instituted numerous sanctions against certain Russia and Belarus and certain companies and individuals. Russia in turn has taken a large number of retaliatory actions, some of which effectively froze Russian securities held by US investors (including US funds such as the Portfolios) and investors in other countries viewed as “unfriendly: by Russia, including securities represented by depositary receipts, effectively precluding the Portfolios from buying, selling, receiving or delivering those securities or accessing income received on such securities. Since then, Russian securities held by investors in the US and other jurisdictions viewed as “unfriendly” by Russia have lost all, or nearly all, of their market value, and many other issuers, securities and markets have been adversely affected. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go

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down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. The use of dynamic asset allocation strategies by the Adviser may result in less favorable performance than if such strategies had not been used. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty (the party on the other side of the transaction), derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolios to suffer a potentially unlimited loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolios that invest in municipal securities are subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their

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assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolios’ returns may be adversely affected, including to such an extent that the Portfolios may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the US Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation. The long-term impacts of such actions are not fully known at this time. Further actions from the Federal Reserve, including increases or decreases in interest rates, may be forthcoming and are likely to have unpredictable adverse effects on economies and markets.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security.

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Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates. The long-term impacts of such actions are not fully known at this time. Further actions from the Federal Reserve and other central banks, including increases or decreases in interest rates, may be forthcoming and are likely to have unpredictable adverse effects on economies and markets.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Among other risks, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. REITs are dependent upon management skills, are not diversified, and are subject to heavy

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cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Tax-Aware Overlay B Portfolio:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the spread of an infectious coronavirus (COVID-19). The ultimate long-term economic fallout from COVID-19, and the long-term impact on economies, markets, industries and individual issuers, are not known. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly

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retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2024 Semi-Annual Report	9

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2024	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay A Portfolio Class 1	22.94%	17.38%	4.70%	4.12%	5.49%
Return after taxes on Distributions[2]	22.77%	17.22%	3.92%	3.35%	4.71%
Return after taxes on Distributions and sale of shares[2]	13.67%	10.37%	3.64%	3.15%	4.31%

Overlay A Portfolio Class 2	23.02%	17.57%	4.89%	4.32%	5.70%
Return after taxes on Distributions[2]	22.79%	17.34%	4.06%	3.50%	4.86%
Return after taxes on Distributions and sale of shares[2]	13.76%	10.53%	3.78%	3.31%	4.47%
Composite Benchmark	16.14%	18.19%	9.21%	7.74%	8.96%
S&P 500 Index	23.48%	29.88%	15.05%	12.96%	14.20%

Tax-Aware Overlay A Portfolio Class 1	22.58%	16.83%	4.67%	4.14%	5.35%
Return after taxes on Distributions[2]	22.47%	16.72%	3.97%	3.41%	4.75%
Return after taxes on Distributions and sale of shares[2]	13.43%	10.03%	3.62%	3.17%	4.28%

Tax-Aware Overlay A Portfolio Class 2	22.69%	17.04%	4.88%	4.34%	5.56%
Return after taxes on Distributions[2]	22.49%	16.86%	4.13%	3.55%	4.91%
Return after taxes on Distributions and sale of shares[2]	13.54%	10.19%	3.78%	3.32%	4.45%
Composite Benchmark	16.18%	17.95%	9.17%	7.68%	8.93%
S&P 500 Index	23.48%	29.88%	15.05%	12.96%	14.20%

The current prospectus fee table shows the total annual operating expense ratios for Class 1 and Class 2 shares as 1.58% and 1.38% for Overlay A, and 1.59% and 1.39% for Tax-Aware Overlay A. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note About Historical Performance on pages 3–9.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2024	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay B Portfolio Class 1	11.45%	7.28%	2.59%	2.83%	3.70%
Return after taxes on Distributions[2]	10.40%	6.27%	0.75%	1.35%	2.22%
Return after taxes on Distributions and sale of shares[2]	6.76%	4.29%	1.41%	1.67%	2.38%

Overlay B Portfolio Class 2	11.53%	7.37%	2.75%	3.00%	3.85%
Return after taxes on Distributions[2]	10.39%	6.27%	0.85%	1.46%	2.32%
Return after taxes on Distributions and sale of shares[2]	6.81%	4.35%	1.50%	1.77%	2.47%
Composite Benchmark	9.21%	8.10%	4.43%	4.22%	4.97%
Bloomberg Global Aggregate Bond Index (USD hedged)	6.00%	4.14%	0.80%	2.21%	2.72%

Tax-Aware Overlay B Portfolio Class 1	11.27%	7.84%	3.17%	2.98%	3.73%
Return after taxes on Distributions[2]	11.27%	7.84%	2.66%	2.46%	3.11%
Return after taxes on Distributions and sale of shares[2]	7.58%	5.52%	2.64%	2.43%	3.00%

Tax-Aware Overlay B Portfolio Class 2	11.39%	8.07%	3.33%	3.14%	3.89%
Return after taxes on Distributions[2]	11.39%	8.07%	2.81%	2.60%	3.25%
Return after taxes on Distributions and sale of shares[2]	7.78%	5.79%	2.80%	2.58%	3.14%
Composite Benchmark	9.19%	8.09%	5.02%	4.44%	5.14%
Bloomberg 5-Year GO Municipal Bond Index	4.44%	1.36%	1.18%	1.64%	2.06%

The current prospectus fee table shows the total annual operating expense ratios for Class 1 and Class 2 shares as 0.95% and 0.80% for Overlay B and 0.88% and 0.73% for Tax-Aware Overlay B. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note About Historical Performance on pages 3–9.

(Historical Performance continued on next page)

2024 Semi-Annual Report	11

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay A Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Overlay B Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Each chart illustrates the total value of an assumed $25,000 investment as compared with the performance of each Portfolio’s respective benchmark and composite benchmark for the 10-year period ended March 31, 2024.

See Disclosures, Risks and Note About Historical Performance on pages 3–9.

12	Sanford C. Bernstein Fund, Inc.

Expense Example—March 31, 2024 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2023	ENDING ACCOUNT VALUE MARCH 31, 2024	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$1,229.40	$5.29	0.95%	$7.13	1.28%
Hypothetical**	$1,000	$1,020.25	$4.80	0.95%	$6.46	1.28%
Class 2
Actual	$1,000	$1,230.20	$4.18	0.75%	$6.02	1.08%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%	$5.45	1.08%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,225.80	$5.17	0.93%	$7.07	1.27%
Hypothetical**	$1,000	$1,020.35	$4.70	0.93%	$6.41	1.27%
Class 2
Actual	$1,000	$1,226.90	$4.06	0.73%	$5.96	1.07%
Hypothetical**	$1,000	$1,021.35	$3.69	0.73%	$5.40	1.07%

Overlay B
Class 1
Actual	$1,000	$1,114.50	$4.65	0.88%	$4.97	0.94%
Hypothetical**	$1,000	$1,020.60	$4.45	0.88%	$4.75	0.94%
Class 2
Actual	$1,000	$1,115.30	$3.86	0.73%	$4.18	0.79%
Hypothetical**	$1,000	$1,021.35	$3.69	0.73%	$3.99	0.79%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,112.70	$4.75	0.90%	$4.86	0.92%
Hypothetical**	$1,000	$1,020.50	$4.55	0.90%	$4.65	0.92%
Class 2
Actual	$1,000	$1,113.90	$3.96	0.75%	$4.07	0.77%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%	$3.89	0.77%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

2024 Semi-Annual Report	13

Portfolio Summary—March 31, 2024 (Unaudited)

PORTFOLIO BREAKDOWN[1]	OVERLAY A PORTFOLIO	TAX AWARE OVERLAY A PORTFOLIO
Global Equity
US	72.6%	72.3%
Developed International	22.6%	22.4%
Emerging Markets	9.9%	9.9%

Real Assets	7.0%	6.3%

Global Bond
US	32.4%	40.9%
Developed International	10.4%	0.0%

PORTFOLIO BREAKDOWN[1]	OVERLAY B PORTFOLIO	TAX AWARE OVERLAY B PORTFOLIO
Global Equity
US	26.7%	28.8%
Developed International	8.3%	8.9%
Emerging Markets	3.6%	3.9%

Global Credit
Investment Grade	10.6%	0.0%

Real Assets	3.7%	0.0%

Global Bond
US	44.7%	83.2%
Developed International	15.3%	0.0%

Linkers	23.9%	0.0%

1	The Portfolio’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or greater than 100% in light of the leveraging effect of the derivative transactions.

14	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2024 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–47.3%

Information Technology–13.1%
Communications Equipment–0.1%
Calix, Inc.(a)	4,520	$149,883
Lumentum Holdings, Inc.(a)	3,190	151,047

		300,930

Electronic Equipment, Instruments & Components–0.4%
Avnet, Inc.	2,850	141,303
Belden, Inc.	1,863	172,532
CDW Corp./DE	7,010	1,792,762
Fabrinet(a)	942	177,868
Novanta, Inc.(a)	550	96,124

		2,380,589

IT Services–0.0%
MongoDB, Inc.(a)	352	125,883

Semiconductors & Semiconductor Equipment–4.4%
Amkor Technology, Inc.	5,150	166,036
Broadcom, Inc.	3,082	4,083,588
FormFactor, Inc.(a)	3,678	167,827
KLA Corp.	2,536	1,770,874
Lattice Semiconductor Corp.(a)	1,940	151,766
MACOM Technology Solutions Holdings, Inc.(a)	2,136	204,288
Monolithic Power Systems, Inc.	196	132,096
NVIDIA Corp.	14,750	13,327,510
NXP Semiconductors NV	10,444	2,587,462
QUALCOMM, Inc.	14,930	2,527,650
Synaptics, Inc.(a)	1,710	166,828
Universal Display Corp.	912	153,458

		25,439,383

Software–6.2%
ACI Worldwide, Inc.(a)	4,580	152,102
Adobe, Inc.(a)	5,572	2,811,632
Autodesk, Inc.(a)	2,486	647,144
CommVault Systems, Inc.(a)	1,690	171,417
Fair Isaac Corp.(a)	80	98,720
Five9, Inc.(a)	2,398	148,940
Freshworks, Inc.–Class A(a)	8,078	147,082
Gen Digital, Inc.	62,388	1,397,491
HubSpot, Inc.(a)	242	151,628
Klaviyo, Inc.–Class A(a)	4,432	112,902
Manhattan Associates, Inc.(a)	1,022	255,484
Microsoft Corp.(b)	50,660	21,313,254
Monday.com Ltd.(a)	736	166,240
Nutanix, Inc.–Class A(a)	2,854	176,086
Oracle Corp.	38,588	4,847,038
PTC, Inc.(a)	1,196	225,784
ServiceNow, Inc.(a)	2,062	1,572,068
Smartsheet, Inc.–Class A(a)	2,406	$92,592
Workday, Inc.–Class A(a)	4,152	1,132,186

		35,619,790

Technology Hardware, Storage & Peripherals–2.0%
Apple, Inc.(b)	54,304	9,311,878
Super Micro Computer, Inc.(a)	232	234,327
Western Digital Corp.(a)	23,792	1,623,566

		11,169,771

		75,036,346

Health Care–6.9%
Biotechnology–1.3%
Akero Therapeutics, Inc.(a)	1,250	31,576
Apogee Therapeutics, Inc.(a)	584	38,806
Arcus Biosciences, Inc.(a)	2,298	43,386
Ascendis Pharma A/S (ADR)(a)	434	65,456
Blueprint Medicines Corp.(a)	844	79,968
Bridgebio Pharma, Inc.(a)	2,340	72,352
Cytokinetics, Inc.(a)	1,234	86,446
Halozyme Therapeutics, Inc.(a)	2,210	89,902
Intellia Therapeutics, Inc.(a)	1,274	35,020
Legend Biotech Corp. (ADR)(a)	948	53,118
MoonLake Immunotherapeutics(a)	856	42,946
Natera, Inc.(a)	2,928	267,794
Regeneron Pharmaceuticals, Inc.(a)	2,972	2,859,558
Sarepta Therapeutics, Inc.(a)	466	60,200
Ultragenyx Pharmaceutical, Inc.(a)	1,386	64,712
Vaxcyte, Inc.(a)	1,314	89,692
Vertex Pharmaceuticals, Inc.(a)	7,332	3,064,850
Viking Therapeutics, Inc.(a)	1,112	91,184
Xenon Pharmaceuticals, Inc.(a)	1,396	60,054

		7,197,020

Health Care Equipment & Supplies–1.2%
AtriCure, Inc.(a)	3,286	99,960
Avantor, Inc.(a)	6,795	173,748
Edwards Lifesciences Corp.(a)	28,506	2,723,938
Envista Holdings Corp.(a)	3,841	82,121
Integra LifeSciences Holdings Corp.(a)	4,490	159,171
iRhythm Technologies, Inc.(a)	1,062	123,076
Medtronic PLC	38,666	3,369,742
Shockwave Medical, Inc.(a)	664	215,892

		6,947,648

Health Care Providers & Services–2.3%
Acadia Healthcare Co., Inc.(a)	1,460	115,661
AMN Healthcare Services, Inc.(a)	2,191	136,959
BrightSpring Health Services, Inc.(a)	5,342	58,056
Elevance Health, Inc.	6,310	3,271,988
HCA Healthcare, Inc.	6,908	2,304,026
Inari Medical, Inc.(a)	1,970	94,520
Pediatrix Medical Group, Inc.(a)	9,385	94,132
UnitedHealth Group, Inc.	14,114	6,981,701

		13,057,043

2024 Semi-Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Life Sciences Tools & Services–1.6%
Fortrea Holdings, Inc.(a)	4,459	$178,984
ICON PLC(a)	570	191,492
Illumina, Inc.(a)	7,806	1,071,782
IQVIA Holdings, Inc.(a)	14,196	3,590,026
Repligen Corp.(a)	840	154,310
Thermo Fisher Scientific, Inc.	4,130	2,399,816
Waters Corp.(a)	5,324	1,832,680

		9,419,090

Pharmaceuticals–0.5%
Intra-Cellular Therapies, Inc.(a)	1,118	77,296
Roche Holding AG (Sponsored ADR)	57,500	1,835,368
Zoetis, Inc.	6,014	1,017,630

		2,930,294

		39,551,095

Financials–6.3%
Banks–1.7%
Bank of America Corp.	81,092	3,074,970
BankUnited, Inc.	2,980	83,440
Comerica, Inc.	3,739	205,608
First BanCorp./Puerto Rico	11,116	194,975
First Citizens BancShares, Inc./NC–Class A	165	269,775
First Hawaiian, Inc.	8,711	191,293
PNC Financial Services Group, Inc. (The)	6,886	1,112,616
Texas Capital Bancshares, Inc.(a)	2,565	157,876
Webster Financial Corp.	3,144	159,621
Wells Fargo & Co.	69,870	4,049,666
Wintrust Financial Corp.	1,930	201,473
Zions Bancorp NA	3,641	158,019

		9,859,332

Capital Markets–1.4%
Cboe Global Markets, Inc.	1,170	214,964
Charles Schwab Corp. (The)	40,226	2,909,876
Goldman Sachs Group, Inc. (The)	8,120	3,391,643
Invesco Ltd.	4,177	69,297
LPL Financial Holdings, Inc.	3,892	1,028,266
Moelis & Co.–Class A	2,352	133,523
PJT Partners, Inc.–Class A	1,308	123,198
Stifel Financial Corp.	2,325	181,745
TPG, Inc.	3,564	159,266

		8,211,778

Financial Services–1.8%
Flywire Corp.(a)	4,368	108,346
PayPal Holdings, Inc.(a)	16,868	1,129,920
Shift4 Payments, Inc.–Class A(a)	2,074	137,030
Visa, Inc.–Class A	32,128	8,966,002
Walker & Dunlop, Inc.	208	21,020

		10,362,318

Insurance–1.4%
American Financial Group, Inc./OH	1,231	168,007
Everest Group Ltd.	411	163,372
Hanover Insurance Group, Inc. (The)	810	110,298
Kemper Corp.	1,960	$121,363
Kinsale Capital Group, Inc.	426	223,540
Progressive Corp. (The)	25,560	5,286,318
Ryan Specialty Holdings, Inc.	3,354	186,092
Willis Towers Watson PLC	5,650	1,553,750

		7,812,740

		36,246,168

Communication Services–5.0%
Diversified Telecommunication Services–0.4%
Comcast Corp.–Class A	59,266	2,569,138

Entertainment–0.4%
Walt Disney Co. (The)	19,256	2,356,164

Interactive Media & Services–3.6%
Alphabet, Inc.–Class C(a)(b)	80,090	12,194,504
Meta Platforms, Inc.–Class A	16,776	8,146,090

		20,340,594

Media–0.1%
Criteo SA (Sponsored ADR)(a)	4,816	168,897
Nexstar Media Group, Inc.	1,402	241,551

		410,448

Wireless Telecommunication Services–0.5%
T-Mobile US, Inc.	18,444	3,010,266

		28,686,610

Consumer Discretionary–4.7%
Automobile Components–0.1%
Adient PLC(a)	5,215	171,678
BorgWarner, Inc.	5,936	206,217

		377,895

Automobiles–0.2%
Stellantis NV	41,608	1,177,506

Broadline Retail–1.6%
Amazon.com, Inc.(a)	50,556	9,119,111

Diversified Consumer Services–0.1%
ADT, Inc.	27,006	181,480
Duolingo, Inc.(a)	792	174,700

		356,180

Hotels, Restaurants & Leisure–0.8%
Cava Group, Inc.(a)	2,300	161,116
Dine Brands Global, Inc.	2,410	112,017
Domino’s Pizza, Inc.	310	154,032
Hyatt Hotels Corp.–Class A	10,742	1,714,478
Papa John’s International, Inc.	939	62,537
Restaurant Brands International, Inc.	29,408	2,336,386
Wingstop, Inc.	520	190,162

		4,730,728

Household Durables–0.1%
NVR, Inc.(a)	18	145,800

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
PulteGroup, Inc.	2,100	$253,302
SharkNinja, Inc.	2,872	178,896
Taylor Morrison Home Corp.(a)	2,883	179,236

		757,234

Leisure Products–0.1%
Brunswick Corp./DE	2,320	223,926

Specialty Retail–1.2%
AutoNation, Inc.(a)	1,110	183,794
AutoZone, Inc.(a)	602	1,897,293
Bath & Body Works, Inc.	4,840	242,097
Dick’s Sporting Goods, Inc.	1,210	272,080
Five Below, Inc.(a)	976	176,846
Home Depot, Inc. (The)	9,284	3,560,958
Lithia Motors, Inc.	474	142,608
Wayfair, Inc.–Class A(a)	2,718	184,430
Williams-Sonoma, Inc.	605	192,106

		6,852,212

Textiles, Apparel & Luxury Goods–0.5%
Amer Sports, Inc.(a)	5,602	91,312
Deckers Outdoor Corp.(a)	248	232,492
NIKE, Inc.–Class B	21,560	2,026,116
PVH Corp.	1,958	275,314
Ralph Lauren Corp.	1,190	223,434
Tapestry, Inc.	3,942	187,166

		3,035,834

		26,630,626

Industrials–4.1%
Aerospace & Defense–0.1%
Axon Enterprise, Inc.(a)	954	298,488
Curtiss-Wright Corp.	620	158,682
Howmet Aerospace, Inc.	2,392	163,616
Spirit AeroSystems Holdings, Inc.–Class A(a)	2,750	99,193

		719,979

Building Products–0.6%
AZEK Co., Inc. (The)(a)	3,078	154,528
Builders FirstSource, Inc.(a)	2,207	460,269
Carlisle Cos., Inc.	452	176,724
Lennox International, Inc.	312	152,004
Otis Worldwide Corp.	23,570	2,339,794

		3,283,319

Commercial Services & Supplies–0.1%
ABM Industries, Inc.	3,116	139,036
MillerKnoll, Inc.	5,743	142,196
Stericycle, Inc.(a)	3,951	208,415
Tetra Tech, Inc.	940	173,628

		663,275

Construction & Engineering–0.4%
API Group Corp.(a)	2,054	80,622
Dycom Industries, Inc.(a)	1,559	223,763
Fluor Corp.(a)	4,880	$206,326
MasTec, Inc.(a)	16,161	1,507,014
WillScot Mobile Mini Holdings Corp.(a)	4,035	187,627

		2,205,352

Electrical Equipment–1.0%
BWX Technologies, Inc.	1,598	163,986
Eaton Corp. PLC	13,794	4,312,796
Regal Rexnord Corp.	1,216	219,002
Sensata Technologies Holding PLC	24,157	887,528

		5,583,312

Ground Transportation–0.6%
ArcBest Corp.	1,462	208,335
CSX Corp.	84,648	3,137,864
Saia, Inc.(a)	218	126,946
XPO, Inc.(a)	946	115,440

		3,588,585

Machinery–0.9%
Gates Industrial Corp. PLC(a)	12,630	223,677
Ingersoll Rand, Inc.	1,642	155,908
ITT, Inc.	1,122	152,626
Middleby Corp. (The)(a)	1,508	242,472
Oshkosh Corp.	1,703	212,381
PACCAR, Inc.	31,196	3,864,872

		4,851,936

Marine Transportation–0.0%
Star Bulk Carriers Corp.	6,791	162,101

Passenger Airlines–0.0%
Alaska Air Group, Inc.(a)	3,690	158,633

Professional Services–0.3%
Booz Allen Hamilton Holding Corp.	7,176	1,065,206
FTI Consulting, Inc.(a)	648	136,268
Korn Ferry	1,150	75,624
Robert Half, Inc.	2,366	187,576
WNS Holdings Ltd.(a)	2,320	117,229

		1,581,903

Trading Companies & Distributors–0.1%
Core & Main, Inc.–Class A(a)	2,966	169,803
Herc Holdings, Inc.	1,210	203,643
SiteOne Landscape Supply, Inc.(a)	974	170,012

		543,458

		23,341,853

Consumer Staples–2.6%
Beverages–0.8%
Celsius Holdings, Inc.(a)	2,470	204,812
Coca-Cola Co. (The)	41,142	2,517,006
Constellation Brands, Inc.–Class A	7,496	2,036,842

		4,758,660

Consumer Staples Distribution & Retail–1.3%
Costco Wholesale Corp.	2,238	1,638,893

2024 Semi-Annual Report	17

Schedule of Investments (continued)

Company		Shares	U.S. $ Value
Grocery Outlet Holding Corp.(a)		5,008	$144,102
Walmart, Inc.		88,424	5,320,472

			7,103,467

Food Products–0.1%
Freshpet, Inc.(a)		1,436	166,260
Lamb Weston Holdings, Inc.		1,950	207,733
Nomad Foods Ltd.		9,711	189,947

			563,940

Household Products–0.4%
Procter & Gamble Co. (The)		13,452	2,182,424

Personal Care Products–0.0%
BellRing Brands, Inc.(a)		2,696	159,086

			14,767,577

Energy–1.5%
Energy Equipment & Services–0.5%
Baker Hughes Co.		70,958	2,377,093
ChampionX Corp.		5,150	184,834
TechnipFMC PLC		7,078	177,728

			2,739,655

Oil, Gas & Consumable Fuels–1.0%
Cameco Corp.		5,070	219,632
Chevron Corp.		10,968	1,730,092
EOG Resources, Inc.		23,352	2,985,192
HF Sinclair Corp.		2,075	125,268
International Seaways, Inc.		2,520	134,064
Magnolia Oil & Gas Corp.–Class A		8,020	208,119
Permian Resources Corp.		12,602	222,552
Southwestern Energy Co.(a)		23,070	174,863

			5,799,782

			8,539,437

Materials–1.4%
Chemicals–1.2%
Avient Corp.		44	1,909
Corteva, Inc.		28,304	1,632,292
Element Solutions, Inc.		8,804	219,924
Linde PLC		5,606	2,602,978
LyondellBasell Industries NV–Class A		23,532	2,406,750

			6,863,853

Containers & Packaging–0.0%
Berry Global Group, Inc.		2,620	158,458

Metals & Mining–0.2%
ATI, Inc.(a)		23,033	1,178,599

			8,200,910

Real Estate–0.9%
Diversified REITs–0.0%
Broadstone Net Lease, Inc.–Class A		5,820	91,199

Hotel & Resort REITs–0.0%
Ryman Hospitality Properties, Inc.		1,432	165,553

Industrial REITs–0.5%
First Industrial Realty Trust, Inc.		2,572	$135,133
Prologis, Inc.		20,816	2,710,660
STAG Industrial, Inc.		5,180	199,119

			3,044,912

Real Estate Management & Development–0.1%
Jones Lang LaSalle, Inc.(a)		1,200	234,108

Residential REITs–0.0%
Apartment Income REIT Corp.		5,658	183,715

Specialized REITs–0.3%
American Tower Corp.		7,764	1,534,089
CubeSmart		2,131	96,364

			1,630,453

			5,349,940

Utilities–0.8%
Electric Utilities–0.8%
American Electric Power Co., Inc.		20,024	1,723,980
IDACORP, Inc.		1,471	136,641
NextEra Energy, Inc.		35,830	2,289,832
Portland General Electric Co.		3,740	157,080

			4,307,533

Multi-Utilities–0.0%
CenterPoint Energy, Inc.		4,110	117,094

			4,424,627

Total Common Stocks (cost $134,106,270)			270,775,189

INVESTMENT COMPANIES–34.3%
Funds and Investment Trusts – 34.3%(c)(d)
AB All Market Real Return Portfolio–Class Z		4,549,842	40,493,593
AB International Small Cap Portfolio–Class Z		1,635,768	19,252,998
Bernstein International Strategic Equities Portfolio–Class Z		8,836,000	114,956,362
Bernstein Small Cap Core Portfolio –Class Z		851,848	11,372,172
Sanford C Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z		385,758	10,322,896

Total Investment Companies (cost $158,815,877)			196,398,021

	Notional Amount

PURCHASED OPTIONS—PUTS–1.2%
Options on Equity Indices–1.2%
Euro STOXX 50 Index Expiration: Mar 2025; Contracts: 8,940; Exercise Price: EUR 4,250.00; Counterparty: UBS AG(a)	EUR	37,995,000	794,322

18	Sanford C. Bernstein Fund, Inc.

	Notional Amount		U.S. $ Value
FTSE 100 Index Expiration: Mar 2025; Contracts: 2,110; Exercise Price: GBP 6,900.00; Counterparty: UBS AG(a)	GBP	14,559,000	$273,457
Nikkei 225 Index Expiration: Mar 2025; Contracts: 126,000; Exercise Price: JPY 32,000.00; Counterparty: UBS AG(a)	JPY	4,032,000,000	592,169
S&P 500 Index Expiration: Feb 2025; Contracts: 76,900; Exercise Price: USD 4,400.00; Counterparty: UBS AG(a)	USD	338,360,000	5,358,945

Total Purchased Options—Puts (premiums paid $8,338,745)			7,018,893

		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–17.6%
Investment Companies–17.6%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 5.21%(c)(d)(e) (cost $100,917,454)		100,917,454	$100,917,454

Total Investments—100.4% (cost $402,178,346)			575,109,557	(f)

Other assets less liabilities—(0.4)%			(2,510,921)

Net Assets—100.0%			$572,598,636

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)

Purchased Contracts

10 Yr Australian Bond Futures	173	June 2024	$13,142,227	$(16,569)

10 Yr Canadian Bond Futures	12	June 2024	1,066,096	320

E-Mini Russell 2000 Futures	42	June 2024	4,506,390	72,664

Euro Buxl 30 Yr Bond Futures	22	June 2024	3,223,172	3,299

Euro STOXX 50 Index Futures	1,107	June 2024	60,251,771	1,471,802

Euro-BOBL Futures	62	June 2024	7,909,588	31,370

Euro-Bund Futures	69	June 2024	9,928,893	16,302

Hang Seng Index Futures	8	April 2024	846,823	(8,140)

Long Gilt Futures	97	June 2024	12,235,507	264,330

MSCI Emerging Markets Futures	214	June 2024	11,224,300	41,725

MSCI Singapore IX ETS Futures	25	April 2024	541,011	1,175

Nikkei 225 (OSE) Futures	16	June 2024	4,268,992	87,457

OMXS 30 Index Futures	55	April 2024	1,297,155	13,239

S&P 500 E-Mini Futures	641	June 2024	170,137,425	2,195,512

S&P Mid 400 E-Mini Futures	10	June 2024	3,077,400	73,810

TOPIX Index Futures	118	June 2024	21,592,020	584,274

U.S. T-Note 2 Yr (CBT) Futures	438	June 2024	89,564,157	(77,657)

U.S. T-Note 10 Yr (CBT) Futures	932	June 2024	103,262,688	348,204

U.S. Ultra Bond (CBT) Futures	181	June 2024	23,349,000	387,926

Sold Contracts

10 Yr Japan Bond (OSE) Futures	4	June 2024	3,849,121	1,800

FTSE 100 Index Futures	179	June 2024	18,046,874	(126,115)

S&P/TSX 60 Index Futures	52	June 2024	10,299,037	(176,443)

SPI 200 Futures	158	June 2024	20,466,014	(594,092)

				$4,596,193

2024 Semi-Annual Report	19

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	USD	19,872	GBP	15,752	04/19/2024	$10,659

Bank of America, NA	NOK	20,672	USD	1,974	04/30/2024	69,075

Bank of America, NA	USD	9,057	NOK	96,515	04/30/2024	(160,966)

Bank of America, NA	JPY	1,263,046	USD	8,391	05/16/2024	(9,132)

Bank of America, NA	EUR	4,176	USD	4,535	06/12/2024	16,383

Barclays Bank PLC	USD	1,745	AUD	2,675	04/18/2024	(1,844)

Barclays Bank PLC	USD	22,372	GBP	17,685	04/19/2024	(48,595)

BNP Paribas SA	GBP	10,778	USD	13,694	04/19/2024	89,736

BNP Paribas SA	USD	2,495	JPY	364,866	05/16/2024	(68,269)

Citibank, NA	GBP	463	USD	584	04/19/2024	265

Citibank, NA	JPY	102,395	USD	691	05/16/2024	10,347

Citibank, NA	USD	3,784	NZD	6,217	05/23/2024	(69,588)

Citibank, NA	CAD	5,806	USD	4,277	06/13/2024	(14,413)

Citibank, NA	USD	25,482	CAD	34,283	06/13/2024	(146,023)

Deutsche Bank AG	AUD	22,763	USD	15,083	04/18/2024	243,017

Deutsche Bank AG	USD	14,118	AUD	21,562	04/18/2024	(61,651)

Deutsche Bank AG	GBP	1,700	USD	2,156	04/19/2024	9,778

Deutsche Bank AG	USD	2,540	GBP	2,015	04/19/2024	3,332

Deutsche Bank AG	USD	2,157	GBP	1,700	04/19/2024	(10,798)

Deutsche Bank AG	USD	11,492	NZD	18,644	05/23/2024	(352,460)

Deutsche Bank AG	EUR	15,704	USD	17,220	06/12/2024	229,954

Deutsche Bank AG	USD	5,208	EUR	4,800	06/12/2024	(14,316)

Deutsche Bank AG	USD	4,027	CAD	5,417	06/13/2024	(24,226)

HSBC Bank USA	AUD	5,114	USD	3,365	04/18/2024	31,143

JPMorgan Chase Bank, NA	USD	8,621	AUD	13,010	04/18/2024	(139,934)

JPMorgan Chase Bank, NA	USD	3,806	CHF	3,351	05/08/2024	(75,514)

JPMorgan Chase Bank, NA	USD	1,241	JPY	186,246	05/16/2024	(2,436)

JPMorgan Chase Bank, NA	NZD	13,785	USD	8,372	05/23/2024	135,905

JPMorgan Chase Bank, NA	USD	27,752	EUR	25,439	06/12/2024	(230,348)

Morgan Stanley & Co. LLC	AUD	29,776	USD	19,439	04/18/2024	26,752

Morgan Stanley & Co. LLC	USD	2,526	AUD	3,855	04/18/2024	(13,064)

Morgan Stanley & Co. LLC	USD	1,451	GBP	1,134	04/19/2024	(19,991)

Morgan Stanley & Co. LLC	SEK	98,998	USD	9,449	04/30/2024	189,892

Morgan Stanley & Co. LLC	USD	4,538	SEK	47,469	04/30/2024	(98,860)

Morgan Stanley & Co. LLC	USD	7,356	CHF	6,430	05/08/2024	(198,858)

Morgan Stanley & Co. LLC	JPY	1,435,071	USD	9,717	05/16/2024	172,210

Morgan Stanley & Co. LLC	EUR	6,734	USD	7,396	06/12/2024	110,774

Morgan Stanley & Co. LLC	USD	6,618	CAD	8,952	06/13/2024	(2,952)

State Street Bank & Trust Co.	NOK	554	USD	53	04/30/2024	1,904

State Street Bank & Trust Co.	SEK	4,177	USD	400	04/30/2024	9,110

State Street Bank & Trust Co.	USD	269	NOK	2,888	04/30/2024	(3,262)

State Street Bank & Trust Co.	USD	877	SEK	9,231	04/30/2024	(13,804)

State Street Bank & Trust Co.	USD	184	NZD	307	05/23/2024	(879)

State Street Bank & Trust Co.	USD	2,400	CAD	3,257	06/13/2024	7,117

UBS AG	CHF	30,673	USD	34,890	05/08/2024	747,445

						$332,615

20	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	2,211	06/21/2024	$8,787
Swiss Market Index Futures	0.00%	Maturity	CHF	1,280	06/21/2024	8,046

						$16,833

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(d)	Affiliated investments.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	On March 29, 2024, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2024 for financial reporting purposes.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK— Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2024 Semi-Annual Report	21

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2024 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–47.2%

Information Technology–13.1%
Communications Equipment–0.1%
Calix, Inc.(a)	8,555	$283,684
Lumentum Holdings, Inc.(a)	6,034	285,710

		569,394

Electronic Equipment, Instruments & Components–0.5%
Avnet, Inc.	5,380	266,740
Belden, Inc.	3,516	325,617
CDW Corp./DE	18,648	4,769,530
Fabrinet(a)	1,792	338,724
Novanta, Inc.(a)	1,048	183,159

		5,883,770

IT Services–0.0%
MongoDB, Inc.(a)	668	239,571

Semiconductors & Semiconductor Equipment–4.3%
Amkor Technology, Inc.	9,733	313,792
Broadcom, Inc.	5,782	7,662,196
FormFactor, Inc.(a)	6,949	317,083
KLA Corp.	4,680	3,269,308
Lattice Semiconductor Corp.(a)	3,692	288,826
MACOM Technology Solutions Holdings, Inc.(a)	4,066	388,776
Monolithic Power Systems, Inc.	372	251,322
NVIDIA Corp.	29,602	26,747,184
NXP Semiconductors NV	24,608	6,096,876
QUALCOMM, Inc.	27,886	4,720,930
Synaptics, Inc.(a)	3,240	316,094
Universal Display Corp.	1,734	292,092

		50,664,479

Software–6.2%
ACI Worldwide, Inc.(a)	8,661	287,632
Adobe, Inc.(a)	12,580	6,347,364
Autodesk, Inc.(a)	3,286	855,740
CommVault Systems, Inc.(a)	3,177	322,243
Fair Isaac Corp.(a)	152	188,691
Five9, Inc.(a)	4,564	283,470
Freshworks, Inc.–Class A(a)	15,374	279,942
Gen Digital, Inc.	101,929	2,283,210
HubSpot, Inc.(a)	460	288,218
Klaviyo, Inc.–Class A(a)	8,434	214,872
Manhattan Associates, Inc.(a)	1,944	486,446
Microsoft Corp.(b)	104,192	43,835,238
Monday.com Ltd.(a)	1,402	316,670
Nutanix, Inc.–Class A(a)	5,430	335,078
Oracle Corp.	78,006	9,798,334
PTC, Inc.(a)	2,276	429,838
Company	Shares	U.S. $ Value
ServiceNow, Inc.(a)	3,584	$2,731,680
Smartsheet, Inc.–Class A(a)	4,578	176,252
Workday, Inc.–Class A(a)	8,754	2,387,654

		71,848,572

Technology Hardware, Storage & Peripherals–2.0%
Apple, Inc.(b)	114,338	19,606,680
Super Micro Computer, Inc.(a)	442	445,423
Western Digital Corp.(a)	49,224	3,358,978

		23,411,081

		152,616,867

Health Care–6.9%
Biotechnology–1.2%
Akero Therapeutics, Inc.(a)	2,380	60,094
Apogee Therapeutics, Inc.(a)	1,112	73,892
Arcus Biosciences, Inc.(a)	4,366	82,412
Ascendis Pharma A/S (ADR)(a)	828	125,018
Blueprint Medicines Corp.(a)	1,606	152,250
Bridgebio Pharma, Inc.(a)	4,454	137,687
Cytokinetics, Inc.(a)	2,348	164,548
Halozyme Therapeutics, Inc.(a)	4,206	171,100
Intellia Therapeutics, Inc.(a)	2,424	66,684
Legend Biotech Corp. (ADR)(a)	1,794	100,626
MoonLake Immunotherapeutics(a)	1,628	81,774
Natera, Inc.(a)	5,574	509,706
Regeneron Pharmaceuticals, Inc.(a)	6,010	5,783,602
Sarepta Therapeutics, Inc.(a)	886	114,572
Ultragenyx Pharmaceutical, Inc.(a)	2,640	123,216
Vaxcyte, Inc.(a)	2,500	170,706
Vertex Pharmaceuticals, Inc.(a)	14,532	6,074,104
Viking Therapeutics, Inc.(a)	2,118	173,594
Xenon Pharmaceuticals, Inc.(a)	2,654	114,254

		14,279,839

Health Care Equipment & Supplies–1.1%
AtriCure, Inc.(a)	6,254	190,216
Avantor, Inc.(a)	12,840	328,319
Edwards Lifesciences Corp.(a)	63,460	6,064,238
Envista Holdings Corp.(a)	7,260	155,219
Integra LifeSciences Holdings Corp.(a)	8,485	300,793
iRhythm Technologies, Inc.(a)	2,016	233,740
Medtronic PLC	62,612	5,456,548
Shockwave Medical, Inc.(a)	1,262	410,620

		13,139,693

Health Care Providers & Services–2.3%
Acadia Healthcare Co., Inc.(a)	2,750	217,855
AMN Healthcare Services, Inc.(a)	4,141	258,854
BrightSpring Health Services, Inc.(a)	10,166	110,504
Elevance Health, Inc.	10,516	5,452,966
HCA Healthcare, Inc.	16,466	5,491,904
Inari Medical, Inc.(a)	3,748	179,830
Pediatrix Medical Group, Inc.(a)	17,715	177,681
UnitedHealth Group, Inc.	31,314	15,490,542

		27,380,136

22	Sanford C. Bernstein Fund, Inc.

	Shares	U.S. $ Value
Life Sciences Tools & Services–1.7%
Danaher Corp.	5,724	$1,429,398
Fortrea Holdings, Inc.(a)	8,429	338,340
ICON PLC(a)	1,086	364,842
Illumina, Inc.(a)	13,392	1,838,852
IQVIA Holdings, Inc.(a)	25,394	6,421,889
Repligen Corp.(a)	1,596	293,536
Thermo Fisher Scientific, Inc.	8,686	5,048,390
Waters Corp.(a)	11,064	3,808,216

		19,543,463

Pharmaceuticals–0.6%
Intra-Cellular Therapies, Inc.(a)	2,122	146,773
Johnson & Johnson	6,318	999,444
Roche Holding AG (Sponsored ADR)	93,452	2,982,988
Viatris, Inc.	23,224	277,282
Zoetis, Inc.	12,822	2,169,442

		6,575,929

		80,919,060

Financials–6.4%
Banks–1.8%
Bank of America Corp.	198,720	7,535,462
BankUnited, Inc.	5,612	157,136
Comerica, Inc.	7,070	388,780
First BanCorp./Puerto Rico	21,028	368,831
First Citizens BancShares, Inc./NC–Class A	310	506,850
First Hawaiian, Inc.	16,470	361,681
PNC Financial Services Group, Inc. (The)	13,472	2,176,914
Texas Capital Bancshares, Inc.(a)	4,833	297,471
Webster Financial Corp.	5,944	301,777
Wells Fargo & Co.	143,862	8,338,242
Wintrust Financial Corp.	3,780	394,594
Zions Bancorp NA	6,885	298,809

		21,126,547

Capital Markets–1.3%
Cboe Global Markets, Inc.	2,220	407,881
Charles Schwab Corp. (The)	70,132	5,073,348
Goldman Sachs Group, Inc. (The)	15,606	6,518,470
Invesco Ltd.	7,895	130,978
LPL Financial Holdings, Inc.	9,274	2,449,926
Moelis & Co.–Class A	4,429	251,434
PJT Partners, Inc.–Class A	2,490	234,614
Stifel Financial Corp.	4,570	357,237
TPG, Inc.	6,782	303,156

		15,727,044

Financial Services–1.9%
Flywire Corp.(a)	8,314	206,246
PayPal Holdings, Inc.(a)	29,280	1,961,467
Shift4 Payments, Inc.–Class A(a)	3,948	260,844
Visa, Inc.–Class A	69,682	19,446,852
Company	Shares	U.S. $ Value
Walker & Dunlop, Inc.	394	$39,818

		21,915,227

Insurance–1.4%
American Financial Group, Inc./OH	2,321	316,770
Everest Group Ltd.	750	298,125
Hanover Insurance Group, Inc. (The)	1,530	208,340
Kemper Corp.	3,700	229,104
Kinsale Capital Group, Inc.	812	426,088
Progressive Corp. (The)	55,966	11,574,682
Ryan Specialty Holdings, Inc.	6,382	354,201
Willis Towers Watson PLC	10,824	2,976,600

		16,383,910

		75,152,728

Communication Services–5.0%
Diversified Telecommunication Services–0.6%
Comcast Corp.–Class A	157,296	6,818,738

Entertainment–0.4%
Walt Disney Co. (The)	35,906	4,393,336

Interactive Media & Services–3.5%
Alphabet, Inc.–Class C(a)	165,190	25,151,676
Meta Platforms, Inc.–Class A	33,812	16,417,946

		41,569,622

Media–0.1%
Criteo SA (Sponsored ADR)(a)	9,102	319,207
Nexstar Media Group, Inc.	2,660	458,292

		777,499

Wireless Telecommunication Services–0.4%
T-Mobile US, Inc.	31,916	5,209,330

		58,768,525

Consumer Discretionary–4.8%
Automobile Components–0.1%
Adient PLC(a)	9,862	324,657
BorgWarner, Inc.	11,207	389,331

		713,988

Automobiles–0.2%
Stellantis NV	98,882	2,798,361

Broadline Retail–1.5%
Amazon.com, Inc.(a)(b)	97,258	17,543,398

Diversified Consumer Services–0.1%
ADT, Inc.	51,081	343,264
Duolingo, Inc.(a)	1,508	332,414

		675,678

Hotels, Restaurants & Leisure–0.8%
Cava Group, Inc.(a)	4,380	306,748
Dine Brands Global, Inc.	4,551	211,531
Domino’s Pizza, Inc.	592	293,656

2024 Semi-Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Hyatt Hotels Corp.–Class A	22,962	$3,665,194
Papa John’s International, Inc.	1,771	117,949
Restaurant Brands International, Inc.	58,760	4,668,482
Wingstop, Inc.	990	362,370

		9,625,930

Household Durables–0.1%
NVR, Inc.(a)	36	283,498
PulteGroup, Inc.	3,962	477,896
SharkNinja, Inc.	5,466	340,478
Taylor Morrison Home Corp.(a)	5,692	353,872

		1,455,744

Leisure Products–0.0%
Brunswick Corp./DE	4,370	421,793

Specialty Retail–1.4%
AutoNation, Inc.(a)	2,090	346,062
AutoZone, Inc.(a)	1,534	4,834,630
Bath & Body Works, Inc.	9,157	458,033
Dick’s Sporting Goods, Inc.	2,295	516,054
Five Below, Inc.(a)	1,858	336,822
Home Depot, Inc. (The)	21,288	8,165,694
Lithia Motors, Inc.	902	271,376
Wayfair, Inc.–Class A(a)	5,172	351,076
Williams-Sonoma, Inc.	1,157	367,382

		15,647,129

Textiles, Apparel & Luxury Goods–0.6%
Amer Sports, Inc.(a)	10,664	173,806
Deckers Outdoor Corp.(a)	470	442,392
NIKE, Inc.–Class B	49,550	4,656,710
PVH Corp.	3,711	521,804
Ralph Lauren Corp.	2,240	420,582
Tapestry, Inc.	7,460	354,201

		6,569,495

		55,451,516

Industrials–4.0%
Aerospace & Defense–0.2%
Axon Enterprise, Inc.(a)	1,816	568,190
Curtiss-Wright Corp.	1,182	302,266
Howmet Aerospace, Inc.	4,552	311,425
L3Harris Technologies, Inc.	3,096	659,544
Spirit AeroSystems Holdings, Inc.–Class A(a)	5,206	187,780

		2,029,205

Building Products–0.5%
AZEK Co., Inc. (The)(a)	5,858	294,138
Builders FirstSource, Inc.(a)	4,177	871,113
Carlisle Cos., Inc.	858	336,208
Lennox International, Inc.	592	288,857
Otis Worldwide Corp.	38,562	3,828,050

		5,618,366

Company	Shares	U.S. $ Value
Commercial Services & Supplies–0.1%
ABM Industries, Inc.	5,882	$262,455
MillerKnoll, Inc.	10,856	268,795
Stericycle, Inc.(a)	7,184	378,956
Tetra Tech, Inc.	1,790	330,446

		1,240,652

Construction & Engineering–0.5%
AECOM	11,380	1,116,052
API Group Corp.(a)	3,908	153,428
Dycom Industries, Inc.(a)	2,950	423,413
Fluor Corp.(a)	9,236	390,498
MasTec, Inc.(a)	30,590	2,852,518
WillScot Mobile Mini Holdings Corp.(a)	7,640	355,260

		5,291,169

Electrical Equipment–0.9%
BWX Technologies, Inc.	3,042	312,068
Eaton Corp. PLC	29,250	9,145,578
Regal Rexnord Corp.	2,312	416,391
Sensata Technologies Holding PLC	30,773	1,130,599

		11,004,636

Ground Transportation–0.6%
ArcBest Corp.	2,761	393,442
CSX Corp.	156,720	5,809,610
Saia, Inc.(a)	414	241,606
XPO, Inc.(a)	1,802	219,898

		6,664,556

Machinery–0.8%
Gates Industrial Corp. PLC(a)	23,896	423,198
Ingersoll Rand, Inc.	3,128	296,908
ITT, Inc.	2,138	290,696
Middleby Corp. (The)(a)	2,760	443,780
Oshkosh Corp.	3,217	401,192
PACCAR, Inc.	63,248	7,835,672

		9,691,446

Marine Transportation–0.0%
Star Bulk Carriers Corp.	12,830	306,252

Passenger Airlines–0.0%
Alaska Air Group, Inc.(a)	6,988	300,414

Professional Services–0.2%
Booz Allen Hamilton Holding Corp.	12,386	1,838,578
FTI Consulting, Inc.(a)	1,234	259,288
Korn Ferry	2,170	142,699
Robert Half, Inc.	4,478	355,016
WNS Holdings Ltd.(a)	4,370	220,816

		2,816,397

Trading Companies & Distributors–0.2%
Core & Main, Inc.–Class A(a)	5,646	323,234
Herc Holdings, Inc.	2,290	385,407
SiteOne Landscape Supply, Inc.(a)	1,854	323,441

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
United Rentals, Inc.	1,162	$837,208

		1,869,290

		46,832,383

Consumer Staples–2.5%
Beverages–0.7%
Celsius Holdings, Inc.(a)	4,702	389,808
Coca-Cola Co. (The)	65,860	4,029,314
Constellation Brands, Inc.–Class A	14,092	3,829,370

		8,248,492

Consumer Staples Distribution & Retail–1.3%
Costco Wholesale Corp.	6,496	4,759,164
Grocery Outlet Holding Corp.(a)	9,530	274,244
Walmart, Inc.	172,256	10,364,644

		15,398,052

Food Products–0.1%
Freshpet, Inc.(a)	2,732	316,414
Lamb Weston Holdings, Inc.	3,700	394,161
Nomad Foods Ltd.	19,097	373,537

		1,084,112

Household Products–0.4%
Procter & Gamble Co. (The)	27,932	4,531,805

Personal Care Products–0.0%
BellRing Brands, Inc.(a)	5,130	302,824

		29,565,285

Energy–1.6%
Energy Equipment & Services–0.4%
Baker Hughes Co.	117,248	3,927,774
ChampionX Corp.	9,740	349,569
TechnipFMC PLC	13,472	338,282

		4,615,625

Oil, Gas & Consumable Fuels–1.2%
Cameco Corp.	9,583	415,136
Chevron Corp.	22,158	3,495,046
ConocoPhillips	8,504	1,082,262
EOG Resources, Inc.	53,604	6,852,608
HF Sinclair Corp.	3,921	236,711
International Seaways, Inc.	4,765	253,498
Magnolia Oil & Gas Corp.–Class A	15,790	409,750
Permian Resources Corp.	23,986	423,592
Southwestern Energy Co.(a)	43,908	332,822

		13,501,425

		18,117,050

Materials–1.3%
Chemicals–1.1%
Avient Corp.	84	3,645
Company	Shares	U.S. $ Value
Corteva, Inc.	51,490	$2,969,428
Element Solutions, Inc.	16,651	415,942
Linde PLC	10,686	4,961,724
LyondellBasell Industries NV–Class A	44,376	4,538,778

		12,889,517

Containers & Packaging–0.0%
Berry Global Group, Inc.	5,120	309,658

Metals & Mining–0.2%
ATI, Inc.(a)	38,284	1,958,992

		15,158,167

Real Estate–0.9%
Diversified REITs–0.0%
Broadstone Net Lease, Inc.–Class A	11,004	172,433

Hotel & Resort REITs–0.0%
Ryman Hospitality Properties, Inc.	2,704	312,609

Industrial REITs–0.5%
First Industrial Realty Trust, Inc.	4,848	254,714
Prologis, Inc.	41,478	5,401,135
STAG Industrial, Inc.	9,420	362,105

		6,017,954

Real Estate Management & Development–0.1%
Jones Lang LaSalle, Inc.(a)	2,267	442,269

Residential REITs–0.0%
Apartment Income REIT Corp.	10,698	347,364

Specialized REITs–0.3%
American Tower Corp.	13,478	2,662,920
CubeSmart	4,027	182,101

		2,845,021

		10,137,650

Utilities–0.7%
Electric Utilities–0.7%
American Electric Power Co., Inc.	43,120	3,712,632
IDACORP, Inc.	2,766	256,933
NextEra Energy, Inc.	61,694	3,942,864
Portland General Electric Co.	7,070	296,940

		8,209,369

Multi-Utilities–0.0%
CenterPoint Energy, Inc.	7,769	221,339

		8,430,708

Total Common Stocks (cost $230,811,427)		551,149,939

INVESTMENT COMPANIES–33.4%
Funds and Investment Trusts–33.4%(c)(d)
AB All Market Real Return Portfolio–Class Z	8,380,348	74,585,104

2024 Semi-Annual Report	25

Schedule of Investments (continued)

Company		Shares	U.S. $ Value
AB International Small Cap Portfolio–Class Z		3,317,816	$39,050,690
Bernstein International Strategic Equities Portfolio–Class Z		17,896,686	232,835,896
Bernstein Small Cap Core Portfolio–Class Z		1,617,490	21,593,484
Sanford C Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z		786,320	21,041,904

Total Investment Companies (cost $314,300,833)			389,107,078

	Notional Amount

PURCHASED OPTIONS—PUTS–1.2%
Options on Equity Indices–1.2%
Euro STOXX 50 Index Expiration: Mar 2025; Contracts: 18,020; Exercise Price: EUR 4,250.00; Counterparty: UBS AG(a)	EUR	76,585,000	1,601,083
FTSE 100 Index Expiration: Mar 2025; Contracts: 4,260; Exercise Price: GBP 6,900.00; Counterparty: UBS AG(a)	GBP	29,394,000	552,099
Company		Notional Amount	U.S. $ Value
Nikkei 225 Index Expiration: Mar 2025; Contracts: 253,000; Exercise Price: JPY 32,000.00; Counterparty: UBS AG(a)	JPY	8,096,000,000	$1,189,039
S&P 500 Index Expiration: Feb 2025; Contracts: 153,300; Exercise Price: USD 4,400.00; Counterparty: UBS AG(a)	USD	674,520,000	10,683,045

Total Purchased Options—Puts (premiums paid $16,665,405)			14,025,266

		Shares
SHORT-TERM INVESTMENTS–19.3%
Investment Companies–19.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.21%(c)(d)(e) (cost $224,997,182)		224,997,182	224,997,182

Total Investments—101.1% (cost $786,774,847)			1,179,279,465	(f)

Other assets less liabilities—(1.1)%			(12,745,788)

Net Assets—100.0%			$1,166,533,677

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

E-Mini Russell 2000 Futures	122	June 2024	$13,089,990	$220,413

Euro STOXX 50 Index Futures	2,249	June 2024	122,408,522	3,027,099

Hang Seng Index Futures	16	April 2024	1,693,646	(13,515)

MSCI Emerging Markets Futures	433	June 2024	22,710,850	85,318

MSCI Singapore IX ETS Futures	34	April 2024	735,775	1,656

Nikkei 225 (OSE) Futures	32	June 2024	8,537,984	171,917

OMXS 30 Index Futures	112	April 2024	2,641,480	26,272

S&P 400 E-Mini Futures	25	June 2024	7,693,500	184,525

S&P 500 E-Mini Futures	1,291	June 2024	342,663,675	4,693,174

TOPIX Index Futures	239	June 2024	43,732,990	1,289,026

U.S. T-Note 2 Yr (CBT) Futures	952	June 2024	194,669,126	(142,492)

U.S. T-Note 10 Yr (CBT) Futures	2,132	June 2024	236,218,937	796,880

U.S. Ultra Bond (CBT) Futures	584	June 2024	75,336,000	1,256,541

Sold Contracts

FTSE 100 Index Futures	361	June 2024	36,396,209	(254,344)

S&P/TSX 60 Index Futures	106	June 2024	20,994,190	(359,673)

SPI 200 Futures	319	June 2024	41,320,624	(1,199,464)

				$9,783,333

26	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	USD	34,142	GBP	27,063	04/19/2024	$18,313

Bank of America, NA	NOK	39,491	USD	3,772	04/30/2024	131,961

Bank of America, NA	USD	18,070	NOK	192,572	04/30/2024	(319,492)

Bank of America, NA	JPY	2,640,220	USD	17,540	05/16/2024	(19,088)

Bank of America, NA	EUR	8,237	USD	8,944	06/12/2024	32,314

Barclays Bank PLC	USD	3,059	AUD	4,687	04/18/2024	(3,232)

Barclays Bank PLC	USD	42,134	GBP	33,322	04/19/2024	(72,194)

Barclays Bank PLC	SEK	10,194	USD	976	04/30/2024	22,205

Barclays Bank PLC	USD	969	SEK	10,194	04/30/2024	(15,274)

Barclays Bank PLC	USD	1,182	NZD	1,969	05/23/2024	(5,654)

BNP Paribas SA	GBP	16,630	USD	21,143	04/19/2024	151,431

BNP Paribas SA	USD	4,957	JPY	724,886	05/16/2024	(135,631)

Citibank, NA	JPY	180,383	USD	1,218	05/16/2024	18,228

Citibank, NA	USD	7,542	NZD	12,390	05/23/2024	(138,694)

Citibank, NA	CAD	11,157	USD	8,217	06/13/2024	(27,693)

Citibank, NA	USD	51,901	CAD	69,828	06/13/2024	(297,418)

Deutsche Bank AG	AUD	45,596	USD	30,212	04/18/2024	486,780

Deutsche Bank AG	USD	21,476	AUD	32,800	04/18/2024	(93,070)

Deutsche Bank AG	USD	4,704	GBP	3,732	04/19/2024	6,171

Deutsche Bank AG	SEK	12,834	USD	1,242	04/30/2024	41,707

Deutsche Bank AG	USD	23,127	NZD	37,519	05/23/2024	(709,278)

Deutsche Bank AG	EUR	29,976	USD	32,869	06/12/2024	438,929

Deutsche Bank AG	USD	6,990	EUR	6,443	06/12/2024	(19,216)

Deutsche Bank AG	USD	8,763	CAD	11,787	06/13/2024	(52,715)

JPMorgan Chase Bank, NA	USD	16,785	AUD	25,314	04/18/2024	(282,288)

JPMorgan Chase Bank, NA	GBP	942	USD	1,199	04/19/2024	9,992

JPMorgan Chase Bank, NA	USD	6,207	CHF	5,444	05/08/2024	(146,356)

JPMorgan Chase Bank, NA	NZD	27,684	USD	16,814	05/23/2024	272,930

JPMorgan Chase Bank, NA	USD	55,425	EUR	50,805	06/12/2024	(460,039)

Morgan Stanley & Co. LLC	AUD	57,139	USD	37,302	04/18/2024	51,335

Morgan Stanley & Co. LLC	USD	4,701	AUD	7,174	04/18/2024	(24,309)

Morgan Stanley & Co. LLC	USD	3,846	GBP	3,005	04/19/2024	(52,974)

Morgan Stanley & Co. LLC	SEK	190,949	USD	18,225	04/30/2024	366,268

Morgan Stanley & Co. LLC	USD	10,028	SEK	104,889	04/30/2024	(218,445)

Morgan Stanley & Co. LLC	USD	12,958	CHF	11,326	05/08/2024	(350,273)

Morgan Stanley & Co. LLC	JPY	2,383,224	USD	16,136	05/16/2024	285,989

Morgan Stanley & Co. LLC	EUR	12,035	USD	13,219	06/12/2024	197,983

Morgan Stanley & Co. LLC	USD	13,278	CAD	17,960	06/13/2024	(5,923)

State Street Bank & Trust Co.	NOK	392	USD	37	04/30/2024	1,348

State Street Bank & Trust Co.	USD	37	NOK	392	04/30/2024	(542)

State Street Bank & Trust Co.	USD	3,733	CAD	5,066	06/13/2024	11,069

UBS AG	CHF	59,389	USD	67,555	05/08/2024	1,447,210

						$542,365

2024 Semi-Annual Report	27

Schedule of Investments (continued)

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	5,701	06/21/2024	$22,662
Swiss Market Index Futures	0.00%	Maturity	CHF	1,396	06/21/2024	8,777

						$31,439

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	On March 29, 2024, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2024 for financial reporting purposes.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

28	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2024 (Unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–19.1%
Austria–0.7%
Republic of Austria Government Bond 0.90%, 02/20/2032(a)	EUR	2,968	$2,787,876

Belgium–0.1%
Kingdom of Belgium Government Bond Series 84 1.45%, 06/22/2037(a)		445	398,712
Series 100 2.85%, 10/22/2034(a)		115	123,385

			522,097

China–1.2%
China Government Bond Series INBK 2.40%, 07/15/2028	CNY	12,420	1,730,588
2.80%, 03/24/2029		11,310	1,604,583
3.81%, 09/14/2050		7,770	1,312,394

			4,647,565

Colombia–0.2%
Colombian TES Series B 13.25%, 02/09/2033	COP	1,990,900	605,715

Germany–0.7%
Bundesrepublik Deutschland Bundesanleihe 1.00%, 05/15/2038(a)	EUR	922	825,458
2.60%, 08/15/2033(a)		687	760,982
3.25%, 07/04/2042(a)		1,036	1,243,313

			2,829,753

Indonesia–0.2%
Indonesia Treasury Bond Series 101 6.875%, 04/15/2029	IDR	9,905,000	632,143

Italy–0.1%
Italy Buoni Poliennali Del Tesoro Series 30Y 4.50%, 10/01/2053(a)	EUR	285	324,094

Japan–1.6%
Japan Government Five Year Bond Series 161 0.30%, 06/20/2028	JPY	486,150	3,212,772
Japan Government Forty Year Bond Series 16 1.30%, 03/20/2063		91,950	511,484
Japan Government Thirty Year Bond Series 68 0.60%, 09/20/2050		99,100	505,162
	Principal Amount (000)		U.S. $ Value
Series 81 1.60%, 12/20/2053	JPY	20,500	$131,062
Japan Government Twenty Year Bond Series 140 1.70%, 09/20/2032		49,250	355,242
Series 183 1.40%, 12/20/2042		216,400	1,432,803

			6,148,525

Mexico–0.1%
Mexican Bonos Series M 8.00%, 11/07/2047	MXN	3,163	164,036
8.50%, 05/31/2029		5,966	347,889

			511,925

South Korea–0.3%
Korea Treasury Bond Series 3312 4.125%, 12/10/2033	KRW	1,701,730	1,339,393

Spain–0.3%
Spain Government Bond 3.90%, 07/30/2039(a)	EUR	981	1,109,407

United Kingdom–1.5%
United Kingdom Gilt 0.50%, 01/31/2029(a)	GBP	666	718,724
0.875%, 01/31/2046(a)		453	292,516
1.50%, 07/31/2053(a)		405	269,971
1.75%, 09/07/2037(a)		430	411,216
4.625%, 01/31/2034(a)		2,882	3,843,876
4.75%, 10/22/2043(a)		319	422,550

			5,958,853

United States–12.1%
U.S. Treasury Bonds 1.125%, 08/15/2040	U.S.$	3,716	2,302,882
1.25%, 05/15/2050		2,716	1,392,002
1.875%, 02/15/2051(b)		4,362	2,633,316
2.00%, 08/15/2051		829	514,380
2.25%, 08/15/2046		471	322,988
2.25%, 02/15/2052		139	91,412
2.375%, 02/15/2042		822	612,038
2.875%, 05/15/2043		476	378,410
2.875%, 05/15/2049		480	365,776
2.875%, 05/15/2052		1,035	784,508
3.00%, 11/15/2045		89	70,516
3.00%, 08/15/2052		321	249,622
3.375%, 11/15/2048		495	414,330
3.625%, 08/15/2043		1,272	1,133,162
3.625%, 02/15/2053		868	763,744
3.625%, 05/15/2053		462	406,528
3.875%, 02/15/2043		2,161	2,000,150
4.00%, 11/15/2042		790	745,380
4.25%, 02/15/2054		67	65,830
4.375%, 11/15/2039(b)		4,358	4,400,118
4.375%, 08/15/2043		674	667,050
4.50%, 08/15/2039		1,302	1,335,774

2024 Semi-Annual Report	29

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
4.75%, 11/15/2043	U.S.$	477	$495,870
4.75%, 11/15/2053		642	686,646
U.S. Treasury Notes
1.625%, 05/15/2026(c)		557	523,762
3.50%, 02/15/2033(b)		5,981	5,669,516
3.75%, 12/31/2028		491	480,992
4.00%, 01/31/2029		5,052	5,002,960
4.25%, 12/31/2025		640	634,702
4.25%, 02/28/2029		4,677	4,685,368
4.50%, 11/15/2033		192	196,030
4.625%, 09/30/2028(b)		7,078	7,184,170

			47,209,932

Total Governments—Treasuries (cost $80,197,003)			74,627,278

CORPORATES—INVESTMENT GRADE–17.1%

Financial Institutions–8.4%
Banking–7.0%
ABN AMRO Bank NV 4.375%, 09/22/2025(a)(d)	EUR	200	209,296
AIB Group PLC 4.263%, 04/10/2025(a)	U.S.$	359	358,784
Ally Financial, Inc. 6.992%, 06/13/2029		315	326,989
American Express Co. 5.098%, 02/16/2028		408	407,506
Banco Bilbao Vizcaya Argentaria SA 5.381%, 03/13/2029		400	403,764
7.883%, 11/15/2034		200	219,020
Banco de Credito del Peru SA 3.125%, 07/01/2030(a)		545	521,326
Banco Santander SA 4.175%, 03/24/2028		600	578,568
6.35%, 03/14/2034		200	200,180
Series E 5.75%, 08/23/2033(a)	EUR	100	113,318
Bank of America Corp. 3.559%, 04/23/2027	U.S.$	369	356,096
Series E 0.654%, 10/26/2031(a)	EUR	401	359,696
1.102%, 05/24/2032(a)		145	132,068
Bank of Ireland Group PLC 5.601%, 03/20/2030(a)	U.S.$	800	799,216
Series E 0.375%, 05/10/2027(a)	EUR	164	165,034
Banque Federative du Credit Mutuel SA 3.875%, 06/16/2032(a)		300	320,146
Barclays PLC
5.674%, 03/12/2028	U.S.$	270	270,932
6.125%, 12/15/2025(d)		283	273,240
Series E 5.262%, 01/29/2034(a)	EUR	140	163,238
	Principal Amount (000)		U.S. $ Value
BNP Paribas SA 5.497%, 05/20/2030(a)	U.S.$	469	$469,830
7.375%, 08/19/2025(a)(d)		200	200,534
BPCE SA 3.116%, 10/19/2032(a)		355	290,720
6.508%, 01/18/2035(a)		646	654,650
CaixaBank SA 6.037%, 06/15/2035(a)		272	274,068
6.684%, 09/13/2027(a)		200	204,392
Capital One Financial Corp. 4.166%, 05/09/2025		93	92,808
5.468%, 02/01/2029		162	161,706
6.377%, 06/08/2034		15	15,574
Citigroup, Inc. 2.561%, 05/01/2032		246	204,920
Series AA 7.625%, 11/15/2028(d)		56	58,738
Series W 4.00%, 12/10/2025(d)		574	550,116
Series Y 4.15%, 11/15/2026(d)		278	256,800
Commonwealth Bank of Australia 5.97% (SOFR + 0.63%), 01/10/2025(a)(e)		107	107,190
Cooperatieve Rabobank UA Series E 4.625%, 05/23/2029(a)	GBP	142	172,098
Credit Agricole SA 6.251%, 01/10/2035(a)	U.S.$	569	579,328
Deutsche Bank AG 3.25%, 05/24/2028(a)	EUR	300	316,466
5.375%, 01/11/2029(a)		100	112,962
Deutsche Bank AG/New York NY 3.961%, 11/26/2025	U.S.$	455	448,808
Discover Bank Series B 5.974%, 08/09/2028		300	298,830
Federation des Caisses Desjardins du Quebec 4.55%, 08/23/2027(a)		555	544,727
Goldman Sachs Group, Inc. (The) 2.65%, 10/21/2032		46	38,285
Series P 8.437% (CME Term SOFR 3 Month + 3.14%), 05/03/2024(d)(e)		171	171,215
Series V 4.125%, 11/10/2026(d)		177	164,138
HSBC Holdings PLC 8.113%, 11/03/2033		454	519,304
ING Groep NV 6.083%, 09/11/2027		340	344,356
6.75%, 04/16/2024(a)(d)		281	281,044
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		370	368,628
6.625%, 06/20/2033(a)		248	257,416
7.20%, 11/28/2033(a)		581	628,002

30	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
JPMorgan Chase & Co. 2.963%, 01/25/2033	U.S.$	280	$239,146
6.24% (SOFR + 0.92%), 02/24/2026(e)		95	95,300
Series E 1.09%, 03/11/2027(a)	EUR	327	336,066
Series X 6.10%, 10/01/2024(d)	U.S.$	360	359,758
KBC Group NV 4.25%, 10/24/2025(a)(d)	EUR	200	205,746
Lloyds Banking Group PLC 7.50%, 09/27/2025(d)	U.S.$	650	647,050
Mizuho Financial Group, Inc. 5.376%, 05/26/2030		268	269,260
Morgan Stanley 0.406%, 10/29/2027	EUR	677	674,361
4.656%, 03/02/2029		115	128,624
4.813%, 10/25/2028		246	276,382
Nationwide Building Society 2.972%, 02/16/2028(a)	U.S.$	1,007	939,440
6.62% (SOFR + 1.29%), 02/16/2028(a)(e)		384	384,080
NatWest Group PLC 6.475%, 06/01/2034		468	475,984
Series E 5.763%, 02/28/2034(a)	EUR	115	130,918
PNC Financial Services Group, Inc. (The) Series R 8.643% (CME Term SOFR 3 Month + 3.30%), 06/01/2024(d)(e)	U.S.$	111	111,174
Santander Holdings USA, Inc. 2.49%, 01/06/2028		350	318,192
4.26%, 06/09/2025		158	157,030
6.174%, 01/09/2030		193	194,876
6.499%, 03/09/2029		170	174,016
7.66%, 11/09/2031		7	7,618
Santander UK Group Holdings PLC 2.469%, 01/11/2028		443	406,992
6.833%, 11/21/2026		673	684,124
Series E 0.603%, 09/13/2029(a)	EUR	151	142,382
Skandinaviska Enskilda Banken AB 5.125%, 03/05/2027(a)	U.S.$	592	592,829
Societe Generale SA 5.519%, 01/19/2028(a)		203	201,742
Standard Chartered PLC 2.608%, 01/12/2028(a)		255	235,052
3.971%, 03/30/2026(a)		550	540,006
7.089% (CME Term SOFR 3 Month + 1.51%), 01/30/2027(a)(d)(e)		400	381,696
Svenska Handelsbanken AB 4.75%, 03/01/2031(a)(d)		600	510,444
Swedbank AB
Series G 3.625%, 08/23/2032(a)	EUR	292	308,040
	Principal Amount (000)		U.S. $ Value
Series NC5 5.625%, 09/17/2024(a)(d)	U.S.$	400	$398,096
UBS Group AG 6.373%, 07/15/2026(a)		452	455,308
7.00%, 02/19/2025(a)(d)		400	399,588
9.25%, 11/13/2028(a)(d)		323	349,680
UniCredit SpA 2.569%, 09/22/2026(a)		455	433,628
Wells Fargo & Co. 3.35%, 03/02/2033		52	45,088
5.499%, 01/23/2035		121	121,236
7.625%, 09/15/2028(d)		10	10,682

			27,307,704

Brokerage–0.3%
Charles Schwab Corp. (The)
5.85% (SOFR + 0.52%), 05/13/2026(e)		564	563,346
Series I 4.00%, 06/01/2026(d)		230	215,124
Nomura Holdings, Inc. 5.709%, 01/09/2026		379	379,932

			1,158,402

Finance–0.3%
Air Lease Corp. 5.40%, 06/01/2028	CAD	266	199,902
Aircastle Ltd. 5.25%, 08/11/2025(a)	U.S.$	210	208,114
5.95%, 02/15/2029(a)		59	59,042
Aviation Capital Group LLC 1.95%, 09/20/2026(a)		71	64,868
3.50%, 11/01/2027(a)		69	64,224
4.125%, 08/01/2025(a)		12	11,693
4.875%, 10/01/2025(a)		147	144,302
5.50%, 12/15/2024(a)		347	345,372

			1,097,517

Insurance–0.3%
Humana, Inc. 5.375%, 04/15/2031		113	113,106
5.95%, 03/15/2034		346	359,484
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		170	220,332
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)		200	194,332
Swiss Re Subordinated Finance PLC 5.69%, 04/05/2035(a)		200	199,784

			1,087,038

REITs–0.5%
American Tower Corp. 0.50%, 01/15/2028	EUR	291	279,936
5.20%, 02/15/2029	U.S.$	184	184,034
Annington Funding PLC Series E 3.184%, 07/12/2029(a)	GBP	160	181,150

2024 Semi-Annual Report	31

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Crown Castle, Inc. 5.60%, 06/01/2029	U.S.$	89	$90,156
5.80%, 03/01/2034		92	94,185
Digital Dutch Finco BV 1.25%, 02/01/2031(a)	EUR	177	158,526
Essential Properties LP 2.95%, 07/15/2031	U.S.$	418	338,484
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		397	334,492
4.00%, 01/15/2031		167	149,104
Heimstaden Bostad Treasury BV Series E 0.625%, 07/24/2025(a)	EUR	245	243,464
Omega Healthcare Investors, Inc. 3.625%, 10/01/2029	U.S.$	67	59,756

			2,113,287

			32,763,948

Industrial–7.9%
Basic–0.3%
BHP Billiton Finance Ltd. Series 17 1.50%, 04/29/2030(a)	EUR	254	244,406
Glencore Funding LLC 5.338%, 04/04/2027(a)	U.S.$	412	411,785
Inversiones CMPC SA 6.125%, 02/26/2034(a)		200	203,300
Suzano Austria GmbH 6.00%, 01/15/2029		200	200,740

			1,060,231

Capital Goods–0.3%
CNH Industrial Capital LLC 3.95%, 05/23/2025		423	415,424
Finning International, Inc. 4.445%, 05/16/2028	CAD	197	144,337
Regal Rexnord Corp. 6.05%, 02/15/2026(a)	U.S.$	489	491,934
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		90	87,412

			1,139,107

Communications—Media–0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 6.15%, 11/10/2026		121	121,884
Cox Communications, Inc. 5.45%, 09/15/2028(a)		79	80,026
Discovery Communications LLC 5.30%, 05/15/2049		29	24,404
Paramount Global 4.20%, 05/19/2032		109	90,650
4.95%, 01/15/2031		340	302,492
	Principal Amount (000)		U.S. $ Value
Prosus NV 3.061%, 07/13/2031(a)	U.S.$	493	$398,097
Warnermedia Holdings, Inc. 4.279%, 03/15/2032		614	548,787

			1,566,340

Communications—Telecommunications–0.6%
AT&T, Inc. 4.50%, 05/15/2035		141	131,496
5.40%, 02/15/2034		57	57,735
Bell Telephone Co. of Canada or Bell Canada 3.00%, 03/17/2031	CAD	107	70,806
4.55%, 02/09/2030		73	53,476
5.85%, 11/10/2032		285	223,778
CK Hutchison Group Telecom Finance SA 1.125%, 10/17/2028(a)	EUR	530	517,654
1.50%, 10/17/2031(a)		274	253,402
T-Mobile USA, Inc. 5.05%, 07/15/2033	U.S.$	196	193,830
5.75%, 01/15/2034		33	34,386
TELUS Corp. 5.25%, 11/15/2032	CAD	398	299,864
Verizon Communications, Inc. 1.25%, 04/08/2030	EUR	250	239,152
2.55%, 03/21/2031	U.S.$	34	29,048
4.50%, 08/10/2033		50	47,830
Vodafone Group PLC 4.20%, 12/13/2027(a)	AUD	130	82,642

			2,235,099

Consumer Cyclical—Automotive–1.0%
Cummins, Inc. 5.15%, 02/20/2034	U.S.$	405	408,540
Ford Credit Canada Co. 6.382%, 11/10/2028	CAD	231	177,596
Ford Motor Co. 3.25%, 02/12/2032	U.S.$	749	623,430
6.10%, 08/19/2032		161	163,039
General Motors Financial Co., Inc. 5.75%, 02/08/2031		411	415,386
6.10%, 01/07/2034		262	269,118
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		454	424,276
6.50%, 03/10/2028(a)		111	113,932
Hyundai Capital America 2.10%, 09/15/2028(a)		550	481,460
5.25%, 01/08/2027(a)		258	257,974
6.10%, 09/21/2028(a)		87	89,676
Lear Corp. 3.50%, 05/30/2030		43	38,754
Nissan Motor Acceptance Co., LLC 1.85%, 09/16/2026(a)		175	158,350

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Volkswagen International Finance NV 3.748%, 12/28/2027(a)(d)	EUR	200	$203,466

			3,824,997

Consumer Cyclical—Entertainment–0.0%
Hasbro, Inc. 3.55%, 11/19/2026	U.S.$	117	111,514

Consumer Cyclical—Other–0.2%
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		34	34,092
Series HH 2.85%, 04/15/2031		112	96,543
MDC Holdings, Inc. 6.00%, 01/15/2043		791	803,695

			934,330

Consumer Cyclical—Restaurants–0.1%
Starbucks Corp. 4.85%, 02/08/2027		272	271,491

Consumer Cyclical—Retailers–0.3%
Ross Stores, Inc. 4.70%, 04/15/2027		658	649,274
Tapestry, Inc. 5.875%, 11/27/2031	EUR	187	215,076
VF Corp. 2.95%, 04/23/2030	U.S.$	291	240,530
Series E 4.25%, 03/07/2029	EUR	300	319,082

			1,423,962

Consumer Non-Cyclical–1.1%
Altria Group, Inc. 3.125%, 06/15/2031		233	234,636
3.40%, 05/06/2030	U.S.$	595	540,866
American Medical Systems Europe BV 3.50%, 03/08/2032	EUR	300	326,552
BAT Capital Corp. 6.421%, 08/02/2033	U.S.$	181	189,280
Bayer US Finance LLC 6.125%, 11/21/2026(a)		207	208,788
Bristol-Myers Squibb Co. 6.40%, 11/15/2063		151	172,542
Cargill, Inc. 5.125%, 10/11/2032(a)		446	447,740
CommonSpirit Health 5.318%, 12/01/2034		272	272,300
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(a)		298	313,195
Loblaw Cos. Ltd. 5.008%, 09/13/2032	CAD	250	187,612
6.54%, 02/17/2033(a)		110	89,234
Metro, Inc./CN 4.657%, 02/07/2033		360	264,156
	Principal Amount (000)		U.S. $ Value
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	U.S.$	810	$564,942
Philip Morris International, Inc. 4.875%, 02/13/2026		216	215,308
Pilgrim’s Pride Corp. 6.875%, 05/15/2034		129	137,508
Sutter Health 5.164%, 08/15/2033		101	101,814
Tyson Foods, Inc. 5.70%, 03/15/2034		127	128,617

			4,395,090

Energy–1.4%
BP Capital Markets PLC 3.25%, 03/22/2026(a)(d)	EUR	100	105,036
3.625%, 03/22/2029(a)(d)		195	200,716
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)	U.S.$	598	488,034
5.75%, 01/15/2031(a)		414	411,578
Devon Energy Corp. 7.95%, 04/15/2032		222	257,252
Diamondback Energy, Inc. 6.25%, 03/15/2033		164	174,876
Ecopetrol SA 8.375%, 01/19/2036		49	49,368
8.625%, 01/19/2029		288	304,028
Enbridge Pipelines, Inc. 2.82%, 05/12/2031	CAD	192	125,380
Enbridge, Inc. 6.10%, 11/09/2032		186	147,376
Eni SpA Series NC9 3.375%, 07/13/2029(a)(d)	EUR	192	192,122
EQT Corp. 5.75%, 02/01/2034	U.S.$	115	114,608
Hunt Oil Co. of Peru LLC Sucursal Del Peru 8.55%, 09/18/2033(a)		200	213,960
Oleoducto Central SA 4.00%, 07/14/2027(a)		528	492,524
ONEOK, Inc. 6.05%, 09/01/2033		155	161,812
Ovintiv, Inc. 6.25%, 07/15/2033		64	66,504
6.50%, 02/01/2038		144	149,647
Raizen Fuels Finance SA 6.45%, 03/05/2034(a)		200	204,288
TotalEnergies SE 2.00%, 01/17/2027(a)(d)	EUR	266	267,546
Var Energi ASA 7.50%, 01/15/2028(a)	U.S.$	391	414,652
8.00%, 11/15/2032(a)		749	841,703

			5,383,010

2024 Semi-Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Other Industrial–0.1%
LKQ Dutch Bond BV 4.125%, 03/13/2031	EUR	299	$327,334

Services–0.5%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031	U.S.$	399	331,626
Booking Holdings, Inc. 3.50%, 03/01/2029	EUR	169	184,068
4.50%, 11/15/2031		372	429,366
4.75%, 11/15/2034		207	246,118
Chicago Parking Meters LLC 4.93%, 12/30/2025(f)	U.S.$	800	775,950
S&P Global, Inc. 4.25%, 05/01/2029		125	121,892

			2,089,020

Technology–0.9%
Apple, Inc. 4.10%, 08/08/2062		417	353,670
Entegris, Inc. 4.75%, 04/15/2029(a)		429	411,570
Fiserv, Inc. 5.625%, 08/21/2033		174	177,708
Honeywell International, Inc. 3.75%, 03/01/2036	EUR	161	175,450
4.125%, 11/02/2034		1,000	1,139,212
Infor, Inc. 1.75%, 07/15/2025(a)	U.S.$	227	214,835
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		390	357,318
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		204	207,252
Oracle Corp. 3.90%, 05/15/2035		317	278,310
Western Digital Corp. 2.85%, 02/01/2029		118	102,802

			3,418,127

Transportation—Airlines–0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		160	157,982
4.75%, 10/20/2028(a)		563	550,653

			708,635

Transportation—Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		364	335,115

Transportation—Services–0.4%
ENA Master Trust 4.00%, 05/19/2048(a)		1,113	787,101
ERAC USA Finance LLC 4.60%, 05/01/2028(a)		202	199,454
Heathrow Funding Ltd. Series E 2.75%, 10/13/2031(a)	GBP	146	165,418
Ryder System, Inc. 5.375%, 03/15/2029	U.S.$	307	309,631
	Principal Amount (000)		U.S. $ Value
TTX Co. 5.50%, 09/25/2026(a)	U.S.$	380	$381,300

			1,842,904

			31,066,306

Utility–0.8%
Electric–0.6%
Adani Transmission Step-One Ltd. 4.00%, 08/03/2026(a)		328	308,386
AES Andes SA 6.30%, 03/15/2029(a)		200	201,932
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		497	431,818
Alexander Funding Trust II 7.467%, 07/31/2028(a)		106	112,074
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		542	391,226
Electricite de France SA 9.125%, 03/15/2033(a)(d)		200	220,690
Series M 5.993%, 05/23/2030(a)	CAD	77	59,508
Niagara Mohawk Power Corp. 5.29%, 01/17/2034(a)	U.S.$	206	202,658
NRG Energy, Inc. 4.45%, 06/15/2029(a)		41	38,804
7.00%, 03/15/2033(a)		287	306,278
Pacific Gas and Electric Co. 5.55%, 05/15/2029		74	74,648
Vistra Operations Co., LLC 6.95%, 10/15/2033(a)		129	137,640

			2,485,662

Natural Gas–0.1%
Cadent Finance PLC Series E 0.625%, 03/19/2030(a)	EUR	176	160,358
CU, Inc. 5.896%, 11/20/2034	CAD	38	30,772
National Grid North America, Inc. Series E 1.054%, 01/20/2031(a)	EUR	360	327,416

			518,546

Other Utility–0.1%
Thames Water Utilities Finance PLC Series E 4.00%, 04/18/2027(a)		156	158,968
6.75%, 11/16/2028	GBP	130	160,503

			319,471

			3,323,679

Total Corporates—Investment Grade (cost $67,878,704)			67,153,933

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)			U.S. $ Value

INFLATION-LINKED SECURITIES–15.4%
Canada–0.1%
Canadian Government Real Return Bond 4.00%, 12/01/2031		CAD	310	$267,813

				267,813

Sweden–0.1%
Sweden Inflation Linked Bond Series 3104 5.64%, 12/01/2028(a)		SEK	930	155,362
Series 3112 0.16%, 06/01/2026(a)			1,340	159,472
Series 3113 0.16%, 12/01/2027(a)			1,825	212,615

				527,449

United States–15.2%
U.S. Treasury Inflation Index 0.125%, 07/15/2030 (TIPS)		U.S.$	33,472	30,192,674
0.125%, 07/15/2031 (TIPS)			4,148	3,675,286
0.25%, 07/15/2029 (TIPS)			1,587	1,464,716
0.375%, 07/15/2027 (TIPS)			4,433	4,220,466
0.75%, 07/15/2028 (TIPS)			7,884	7,539,964
1.375%, 07/15/2033 (TIPS)			12,803	12,310,650

				59,403,756

Total Inflation-Linked Securities (cost $60,328,664)				60,199,018

			Shares

INVESTMENT COMPANIES–12.7%
Funds and Investment Trusts–12.7%(g)
AB All Market Real Return Portfolio–Class Z(h)			1,657,900	14,755,304
iShares Core MSCI EAFE ETF			332,652	24,689,429
iShares Core MSCI Emerging Markets ETF			198,314	10,233,002

Total Investment Companies (cost $48,768,275)				49,677,735

	Principal Amount (000)

MORTGAGE PASS-THROUGHS–9.3%
Agency Fixed Rate 30-Year–9.0%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049		U.S.$	32	29,482
3.50%, 11/01/2049			196	178,750
Series 2022 2.50%, 04/01/2052			721	602,238
Federal Home Loan Mortgage Corp. Gold Series 2016 4.00%, 02/01/2046			469	448,780
Series 2017 4.00%, 07/01/2044	U.S.$		310	$296,712
Series 2018 4.50%, 03/01/2048			126	122,786
4.50%, 11/01/2048			343	333,186
5.00%, 11/01/2048			137	135,864
Federal National Mortgage Association Series 2007 5.50%, 08/01/2037			108	110,958
Series 2010 4.00%, 12/01/2040			192	184,034
Series 2012 3.50%, 02/01/2042			111	103,184
3.50%, 11/01/2042			180	166,576
3.50%, 01/01/2043			202	187,136
Series 2013 3.50%, 03/01/2043			5	4,902
3.50%, 04/01/2043			702	650,678
4.00%, 10/01/2043			538	512,730
Series 2014 5.50%, 09/01/2041			292	300,118
Series 2015 3.00%, 05/01/2045			73	64,742
3.00%, 08/01/2045			534	472,440
Series 2018 3.50%, 03/01/2048			444	405,318
4.50%, 09/01/2048			510	494,542
Series 2019 3.50%, 11/01/2049			420	381,798
Series 2020 3.50%, 01/01/2050			115	104,526
Series 2021 2.00%, 07/01/2051			2,128	1,688,820
2.00%, 12/01/2051			1,355	1,073,888
2.50%, 01/01/2052			676	565,490
Series 2022 2.50%, 03/01/2052			799	667,570
2.50%, 04/01/2052			909	758,632
2.50%, 05/01/2052			1,970	1,644,904
3.00%, 02/01/2052			2,833	2,465,596
3.00%, 03/01/2052			909	791,176
Government National Mortgage Association Series 2016 3.00%, 04/20/2046			59	53,332
3.00%, 05/20/2046			158	141,282
Series 2022 5.00%, 11/20/2052			1,609	1,582,332
Series 2023 5.50%, 04/20/2053			886	886,144
Series 2024 3.00%, 04/18/2054, TBA			1,698	1,496,786
4.00%, 04/18/2054, TBA			302	283,266
4.50%, 04/18/2054, TBA			2,526	2,426,320
5.00%, 04/18/2054, TBA			2,442	2,401,040
2.50%, 04/18/2054, TBA			2,724	2,319,952
5.50%, 04/18/2054, TBA			3,614	3,611,646

2024 Semi-Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value
6.00%, 04/18/2054, TBA	U.S.$		160	$161,030
Uniform Mortgage-Backed Security Series 2024 2.00%, 04/11/2054, TBA			1,370	1,083,290
5.50%, 04/11/2054, TBA			784	779,444
6.00%, 04/11/2054, TBA			1,726	1,742,818
6.50%, 04/11/2054, TBA			232	237,410

				35,153,648

Agency Fixed Rate 15-Year–0.3%
Federal National Mortgage Association Series 2013 2.50%, 03/01/2028			19	18,252
2.50%, 06/01/2028			4	4,294
Series 2014 2.50%, 09/01/2029			60	57,294
Series 2016 2.50%, 11/01/2031			16	14,824
2.50%, 12/01/2031			1,143	1,070,602
2.50%, 01/01/2032			26	24,004
Series 2017 2.50%, 02/01/2032			82	76,946

				1,266,216

Total Mortgage Pass-Throughs (cost $38,350,356)				36,419,864

ASSET-BACKED SECURITIES–4.7%
Other ABS—Fixed Rate–2.7%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)			1,129	995,496
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)			17	17,134
Series 2021-Z2, Class A 1.17%, 11/16/2026(a)			50	49,333
Series 2022-X1, Class A 1.75%, 02/15/2027(a)			38	37,305
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(a)			275	274,101
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(a)			249	243,214
Auxilior Term Funding LLC Series 2023-1A, Class A2 6.18%, 12/15/2028(a)			297	298,580
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(a)			30	29,916
Series 2023-A, Class A 5.55%, 04/17/2036(a)			286	284,250
Series 2023-B, Class A 6.92%, 12/17/2036(a)			90	92,142
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(a)(i)		U.S.$	121	$120,908
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(a)			237	214,534
CNH Equipment Trust Series 2022-C, Class A2 5.42%, 07/15/2026			139	138,856
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(a)			297	260,222
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)			637	632,098
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(a)			1,139	1,015,922
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)			374	331,707
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)			258	244,972
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)			424	381,518
HINNT LLC Series 2024-A, Class A 5.49%, 03/15/2043(a)			83	83,292
HPEFS Equipment Trust Series 2022-3A, Class A2 5.26%, 08/20/2029(a)			112	111,660
Series 2023-1A, Class A2 5.43%, 08/20/2025(a)			138	138,026
Kubota Credit Owner Trust Series 2023-1A, Class A2 5.40%, 02/17/2026(a)			533	532,588
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(a)			296	272,630
Neighborly Issuer LLC Series 2022-1A, Class A2 3.695%, 01/30/2052(a)			824	722,847
Series 2023-1A, Class A2 7.308%, 01/30/2053(a)			1,030	1,043,134
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)			140	115,838
Series 2021-CA, Class B 2.53%, 04/20/2062(a)			499	405,788
Series 2021-DA, Class B 2.90%, 04/20/2062(a)			457	379,168
Pagaya AI Debt Trust Series 2024-2, Class A 6.319%, 08/15/2031(a)			116	116,184
Prestige Auto Receivables Trust Series 2022-1A, Class A2 5.90%, 07/15/2025(a)			4	3,844

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Prosper Marketplace Issuance Trust Series 2023-1A, Class A 7.06%, 07/16/2029(a)	U.S.$	114	$114,760
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(a)		774	764,792
Upstart Securitization Trust Series 2021-3, Class B 1.66%, 07/20/2031(a)		203	201,789

			10,668,548

Autos—Fixed Rate–2.0%
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(a)		399	401,312
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		101	94,467
Series 2021-N4, Class D 2.30%, 09/11/2028		154	148,970
Series 2021-P4, Class D 2.61%, 09/11/2028		596	532,162
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)		740	715,770
Series 2022-A, Class C 2.17%, 04/16/2029(a)		824	807,294
DT Auto Owner Trust Series 2023-1A, Class A 5.48%, 04/15/2027(a)		196	195,712
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(a)		109	105,704
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		824	762,188
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(a)		380	365,096
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(a)		74	73,590
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		1,316	1,325,692
Merchants Fleet Funding LLC Series 2023-1A, Class A 7.21%, 05/20/2036(a)		143	143,918
OCCU Auto Receivables Trust Series 2023-1A, Class A2 6.23%, 04/15/2027(a)		102	102,390
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(a)		493	489,878
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(a)	U.S.$	91	$91,454
Santander Bank Auto Credit-Linked Notes Series 2022-B, Class B 5.721%, 08/16/2032(a)		224	223,704
Series 2022-C, Class B 6.451%, 12/15/2032(a)		176	176,260
Santander Bank NA–SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(a)		56	55,674
Tesla Auto Lease Trust Series 2024-A, Class A3 5.30%, 06/21/2027(a)		75	74,842
Wheels Fleet Lease Funding 1 LLC Series 2023-2A, Class A 6.46%, 08/18/2038(a)		132	133,038
World Omni Select Auto Trust Series 2023-A, Class A2A 5.92%, 03/15/2027		538	539,028

			7,558,143

Total Asset-Backed Securities (cost $19,151,300)			18,226,691

COLLATERALIZED MORTGAGE OBLIGATIONS–4.1%
Risk Share Floating Rate–3.8%
Bellemeade Re Ltd. Series 2019-3A, Class M1C 7.394% (CME Term SOFR 1 Month + 2.06%), 07/25/2029(a)(e)		80	80,008
Series 2021-3A, Class A2 6.32% (CME Term SOFR + 1.00%), 09/25/2031(a)(e)		878	878,065
Series 2022-1, Class M1B 7.47% (CME Term SOFR + 2.15%), 01/26/2032(a)(e)		335	335,752
Series 2022-2, Class M1A 9.32% (CME Term SOFR + 4.00%), 09/27/2032(a)(e)		1,387	1,420,702
Connecticut Avenue Securities Trust Series 2020-R01, Class 1M2 7.485% (CME Term SOFR + 2.16%), 01/25/2040(a)(e)		190	192,806
Series 2020-R02, Class 2M2 7.435% (CME Term SOFR + 2.11%), 01/25/2040(a)(e)		144	145,081
Series 2021-R01, Class 1M1 6.07% (CME Term SOFR + 0.75%), 10/25/2041(a)(e)		1	644
Series 2021-R01, Class 1M2 6.87% (CME Term SOFR + 1.55%), 10/25/2041(a)(e)		48	47,910
Series 2022-R01, Class 1M2 7.22% (CME Term SOFR + 1.90%), 12/25/2041(a)(e)		1,382	1,391,270

2024 Semi-Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2022-R02, Class 2M1 6.52% (CME Term SOFR + 1.20%), 01/25/2042(a)(e)	U.S.$	261	$261,064
Series 2022-R03, Class 1M1 7.42% (CME Term SOFR + 2.10%), 03/25/2042(a)(e)		199	201,946
Series 2022-R04, Class 1M2 8.42% (CME Term SOFR + 3.10%), 03/25/2042(a)(e)		130	134,636
Series 2022-R06, Class 1M1 8.07% (CME Term SOFR + 2.75%), 05/25/2042(a)(e)		405	415,872
Series 2022-R08, Class 1M1 7.87% (CME Term SOFR + 2.55%), 07/25/2042(a)(e)		422	433,026
Series 2023-R01, Class 1M1 7.721% (CME Term SOFR + 2.40%), 12/25/2042(a)(e)		447	458,662
Series 2023-R02, Class 1M1 7.62% (CME Term SOFR + 2.30%), 01/25/2043(a)(e)		898	919,344
Eagle Re Ltd. Series 2021-2, Class M1B 7.37% (CME Term SOFR + 2.05%), 04/25/2034(a)(e)		156	156,586
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 8.735% (CME Term SOFR + 3.41%), 10/25/2027(e)		23	23,590
Series 2015-HQA2, Class M3 10.235% (CME Term SOFR + 4.91%), 05/25/2028(e)		62	64,120
Series 2021-DNA3, Class M1 6.07% (CME Term SOFR + 0.75%), 10/25/2033(a)(e)		51	51,162
Series 2021-DNA5, Class M2 6.97% (CME Term SOFR + 1.65%), 01/25/2034(a)(e)		243	243,422
Series 2021-DNA6, Class M1 6.12% (CME Term SOFR + 0.80%), 10/25/2041(a)(e)		27	27,080
Series 2021-HQA4, Class M1 6.27% (CME Term SOFR + 0.95%), 12/25/2041(a)(e)		386	383,980
Series 2021-HQA4, Class M2 7.67% (CME Term SOFR + 2.35%), 12/25/2041(a)(e)		415	417,136
Series 2022-DNA1, Class M1B 7.17% (CME Term SOFR + 1.85%), 01/25/2042(a)(e)		731	734,558
Series 2022-DNA3, Class M1B 8.22% (CME Term SOFR + 2.90%), 04/25/2042(a)(e)		239	247,522
Series 2022-DNA4, Class M1B 8.67% (CME Term SOFR + 3.35%), 05/25/2042(a)(e)		878	917,308
Series 2022-DNA5, Class M1B 9.82% (CME Term SOFR + 4.50%), 06/25/2042(a)(e)	U.S.$	769	$832,086
Series 2022-DNA7, Class M1A 7.82% (CME Term SOFR + 2.50%), 03/25/2052(a)(e)		479	488,340
Series 2022-HQA1, Class M1B 8.82% (CME Term SOFR + 3.50%), 03/25/2042(a)(e)		134	139,614
Series 2023-DNA2, Class M1A 7.42% (CME Term SOFR + 2.10%), 04/25/2043(a)(e)		223	227,168
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 10.335% (CME Term SOFR + 5.01%), 11/25/2024(e)		60	61,338
Series 2015-C01, Class 1M2 9.735% (CME Term SOFR + 4.41%), 02/25/2025(e)		87	89,150
Series 2015-C03, Class 1M2 10.435% (CME Term SOFR + 5.11%), 07/25/2025(e)		96	99,958
Series 2015-C04, Class 1M2 11.135% (CME Term SOFR + 5.81%), 04/25/2028(e)		267	282,535
Series 2015-C04, Class 2M2 10.985% (CME Term SOFR + 5.66%), 04/25/2028(e)		129	132,252
Series 2016-C01, Class 2M2 12.385% (CME Term SOFR + 7.06%), 08/25/2028(e)		34	35,764
Series 2016-C02, Class 1M2 11.435% (CME Term SOFR + 6.11%), 09/25/2028(e)		89	92,890
Series 2017-C04, Class 2M2 8.285% (CME Term SOFR + 2.96%), 11/25/2029(e)		285	293,936
Series 2021-R02, Class 2M2 7.32% (CME Term SOFR + 2.00%), 11/25/2041(a)(e)		630	634,025
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.685% (CME Term SOFR + 4.36%), 11/25/2024(a)(e)		18	18,194
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 9.197% (CME Term SOFR 1 Month + 3.86%), 05/30/2025(a)(e)		528	527,986
Series 2019-3R, Class A 9.136% (CME Term SOFR + 3.81%), 11/27/2031(a)(e)		55	55,424
Series 2020-1R, Class A 8.786% (CME Term SOFR + 3.46%), 02/25/2025(a)(e)		127	126,360

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)			U.S. $ Value
Traingle Re Ltd. Series 2021-3, Class M1A 7.22% (CME Term SOFR + 1.90%), 02/25/2034(a)(e)	U.S.$		10	$9,644
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.685% (CME Term SOFR + 5.36%), 11/25/2025(a)(e)			112	115,018
Series 2015-WF1, Class 2M2
10.935% (CME Term SOFR + 5.61%), 11/25/2025(a)(e)			27	28,478

				14,873,412

Agency Floating Rate–0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4693, Class SL 0.717% (6.04%–CME Term SOFR), 06/15/2047(e)(j)			1,143	149,465
Series 4719, Class JS 0.717% (6.04%–CME Term SOFR), 09/15/2047(e)(j)			353	38,262
Series 4954, Class SL 0.615% (5.94%–CME Term SOFR), 02/25/2050(e)(j)			1,152	118,452
Series 4981, Class HS 0.665% (5.99%–CME Term SOFR), 06/25/2050(e)(j)			2,777	241,912
Federal National Mortgage Association REMICs Series 2014-78, Class SE 0.665% (5.99%–CME Term SOFR), 12/25/2044(e)(j)			402	40,956
Series 2016-77, Class DS 0.565% (5.89%–CME Term SOFR), 10/25/2046(e)(j)			940	94,656
Series 2017-62, Class AS 0.715% (6.04%–CME Term SOFR), 08/25/2047(e)(j)			439	48,640
Series 2017-97, Class LS 0.765% (6.09%–CME Term SOFR), 12/25/2047(e)(j)			894	111,673
Series 2017-97, Class SW 0.765% (6.09%–CME Term SOFR), 12/25/2047(e)(j)			464	54,332
Government National Mortgage Association Series 2017-122, Class SA 0.757% (6.09%–CME Term SOFR 1 Month), 08/20/2047(e)(j)			437	51,922
Series 2017-134, Class SE 0.757% (6.09%–CME Term SOFR 1 Month), 09/20/2047(e)(j)			321	31,544
Series 2017-65, Class ST 0.707% (6.04%–CME Term SOFR 1 Month), 04/20/2047(e)(j)		U.S.$	567	$60,044

				1,041,858

Total Collateralized Mortgage Obligations (cost $15,336,414)				15,915,270

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.3%
Non-Agency Floating Rate CMBS–1.2%
Ashford Hospitality Trust Series 2018-KEYS, Class A 6.498% (CME Term SOFR 1 Month + 1.17%), 06/15/2035(a)(e)			140	139,356
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.373% (CME Term SOFR 1 Month + 1.05%), 11/15/2033(a)(e)			1,935	1,926,044
BBCMS Mortgage Trust Series 2020-BID, Class A 7.581% (CME Term SOFR 1 Month + 2.25%), 10/15/2037(a)(e)			1,089	1,083,554
BX Commercial Mortgage Trust Series 2019-IMC, Class E 7.521% (CME Term SOFR 1 Month + 2.20%), 04/15/2034(a)(e)			430	428,606
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 7.32% (CME Term SOFR + 2.00%), 01/25/2051(a)(e)			93	90,815
Great Wolf Trust Series 2024-WOLF, Class A 6.842% (CME Term SOFR 1 Month + 1.54%), 03/15/2039(a)(e)			264	264,412
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.905% (CME Term SOFR 1 Month + 1.58%), 07/15/2036(a)(e)			316	291,924
NJ Trust Series 2023-GSP, Class A 6.481%, 01/06/2029(a)			165	172,122
NRTH Mortgage Trust Series 2024-PARK, Class A 6.941% (CME Term SOFR 1 Month + 1.64%), 03/15/2041(a)(e)			290	290,362

				4,687,195

Non-Agency Fixed Rate CMBS–1.1%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)			500	370,052

2024 Semi-Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value
Commercial Mortgage Trust Series 2010-C1, Class D 5.793%, 07/10/2046(a)	U.S.$		817	$753,459
DTP Commercial Mortgage Trust Series 2023-STE2, Class A 5.649%, 01/15/2041(a)			116	116,274
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.152%, 08/10/2044(a)			26	9,472
GSF
Series 2021-1, Class A1
1.433%, 08/15/2026(k)			409	391,866
Series 2021-1, Class A2
2.435%, 08/15/2026(k)			1,071	1,024,748
Series 2021-1, Class AS
2.638%, 08/15/2026(k)			39	36,369
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(k)			1,230	1,206,460
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class B
4.341%, 08/15/2047			150	143,050
Series 2014-C22, Class XA
0.77%, 09/15/2047(l)			10,555	2,578
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039			117	44,528
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)			84	84,052
Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class C 4.333%, 12/15/2059			125	113,408

				4,296,316

Total Commercial Mortgage-Backed Securities (cost $9,507,233)				8,983,511

COLLATERALIZED LOAN OBLIGATIONS–1.5%
CLO—Floating Rate–1.5%
AGL CLO 10 Ltd. Series 2021-10A, Class A 6.706% (CME Term SOFR 3 Month + 1.39%), 04/15/2034(a)(e)			330	330,132
Allegro CLO XI Ltd. Series 2019-2A, Class BR 7.202% (CME Term SOFR 3 Month + 1.90%), 01/19/2033(a)(e)			273	272,656
Ballyrock CLO 17 Ltd. Series 2021-17A, Class A1A 6.729% (CME Term SOFR 3 Month + 1.41%), 10/20/2034(a)(e)			250	250,084
Dryden 78 CLO Ltd. Series 2020-78A, Class C 7.528% (CME Term SOFR 3 Month + 2.21%), 04/17/2033(a)(e)		U.S.$	450	$450,000
Elmwood CLO 15 Ltd. Series 2022-2A, Class A1 6.658% (CME Term SOFR 3 Month + 1.34%), 04/22/2035(a)(e)			500	500,192
Elmwood CLO IX Ltd. Series 2021-2A, Class A 6.709% (CME Term SOFR 3 Month + 1.39%), 07/20/2034(a)(e)			452	452,170
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 6.681% (CME Term SOFR 3 Month + 1.37%), 07/19/2034(a)(e)			340	340,268
Kings Park CLO Ltd. Series 2021-1A, Class A 6.709% (CME Term SOFR 3 Month + 1.39%), 01/21/2035(a)(e)			250	250,188
Marble Point CLO XI Ltd. Series 2017-2A, Class A 6.74% (CME Term SOFR 3 Month + 1.44%), 12/18/2030(a)(e)			490	489,908
OZLM XVIII Ltd. Series 2018-18A, Class A 6.596% (CME Term SOFR 3 Month + 1.28%), 04/15/2031(a)(e)			577	576,870
Pikes Peak CLO 8 Series 2021-8A, Class A 6.749% (CME Term SOFR 3 Month + 1.43%), 07/20/2034(a)(e)			1,046	1,046,704
Pikes Peak CLO Ltd. Series 2023-15A, Class A1 7.086% (CME Term SOFR 3 Month + 1.75%), 10/20/2036(a)(e)			250	251,236
Signal Peak CLO 12 Ltd. Series 2022-12A, Class A1 6.838% (CME Term SOFR 3 Month + 1.54%), 07/18/2034(a)(e)			384	385,318
Silver Point CLO 3 Ltd. Series 2023-3A, Class A1 7.323% (CME Term SOFR 3 Month + 1.92%), 11/29/2036(a)(e)			317	319,710

Total Collateralized Loan Obligations (cost $5,893,308)				5,915,436

COVERED BONDS–1.4%
Banco de Sabadell SA 1.00%, 04/26/2027(a)		EUR	200	201,740
Bank of Montreal Series E 0.125%, 01/26/2027(a)			545	538,901
Bank of Nova Scotia (The) 0.01%, 01/14/2027(a)			537	530,034
BPCE SFH SA 0.01%, 01/21/2027(a)			300	296,990
Cie de Financement Foncier SA 0.375%, 04/09/2027(a)			300	298,440
Commonwealth Bank of Australia 0.125%, 10/15/2029(a)			592	543,504

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Credit Agricole Home Loan SFH SA Series E 0.875%, 08/31/2027(a)	EUR	500	$501,616
Korea Housing Finance Corp. 3.714%, 04/11/2027(a)		479	522,122
National Australia Bank Ltd. 0.01%, 01/06/2029(a)		583	542,896
Nationwide Building Society Series E 0.625%, 03/25/2027(a)		535	536,204
Royal Bank of Canada Series E 0.125%, 04/26/2027(a)		260	255,452
Santander UK PLC Series G 0.05%, 01/12/2027(a)		337	332,898
Toronto-Dominion Bank (The) Series 28 0.10%, 07/19/2027(a)		545	531,980

Total Covered Bonds (cost $5,905,010)			5,632,777

CORPORATES—NON-INVESTMENT GRADE–0.9%

Industrial–0.7%
Basic–0.1%
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)		147	153,720
8.50%, 03/15/2029(a)		144	163,974

			317,694

Capital Goods–0.1%
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)	U.S.$	639	160
Paprec Holding SA 7.25%, 11/17/2029(a)	EUR	108	124,179
TransDigm, Inc. 6.375%, 03/01/2029(a)	U.S.$	282	282,863

			407,202

Communications–Media–0.1%
DISH DBS Corp. 5.25%, 12/01/2026(a)		168	132,500
5.75%, 12/01/2028(a)		446	306,669
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)	EUR	320	297,970

			737,139

Communications—Telecommunications–0.1%
Altice France SA/France 3.375%, 01/15/2028(a)		320	247,935

Consumer Cyclical–Automotive–0.0%
ZF Finance GmbH Series E 2.00%, 05/06/2027(a)		100	100,387

Consumer Cyclical—Other–0.1%
Hilton Domestic Operating Co., Inc. 5.875%, 04/01/2029(a)	U.S.$	188	$188,284
6.125%, 04/01/2032(a)		110	110,415

			298,699

Consumer Non-Cyclical–0.1%
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)	EUR	200	200,666

Services–0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(a)		320	337,737

			2,647,459

Utility–0.1%
Electric–0.1%
EDP–Energias de Portugal SA Series NC5. 1.50%, 03/14/2082(a)		300	295,248
Vistra Corp. 7.00%, 12/15/2026(a)(d)	U.S.$	384	380,352

			675,600

Financial Institutions–0.1%
Finance–0.0%
SLM Corp. 4.20%, 10/29/2025		212	206,473

REITs–0.1%
Vivion Investments SARL 3.00%, 08/08/2024(a)	EUR	200	208,488

			414,961

Total Corporates—Non-Investment Grade (cost $4,439,261)			3,738,020

GOVERNMENTS—SOVEREIGN AGENCIES–0.9%
Canada–0.1%
Canada Housing Trust No. 1 3.95%, 06/15/2028(a)	CAD	435	323,181
4.25%, 03/15/2034(a)		270	205,628

			528,809

France–0.4%
Dexia Credit Local SA Series E 0.01%, 01/21/2028(a)	EUR	900	870,062
SNCF Reseau Series E 1.125%, 05/25/2030(a)		500	482,780

			1,352,842

2024 Semi-Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Japan–0.1%
Development Bank of Japan, Inc. Series G 0.01%, 09/09/2025(a)	EUR	335	$344,070

			344,070

Netherlands–0.3%
BNG Bank NV 3.50%, 07/19/2027	AUD	2,100	1,335,198

			1,335,198

Total Governments—Sovereign Agencies (cost $3,622,052)			3,560,919

GOVERNMENTS—SOVEREIGN BONDS–0.7%
Colombia–0.1%
Colombia Government International Bond 8.00%, 11/14/2035	U.S.$	200	210,000

			210,000

Germany–0.3%
Kreditanstalt fuer Wiederaufbau 4.10%, 02/20/2026	AUD	1,999	1,300,785

			1,300,785

Indonesia–0.1%
Indonesia Government International Bond 3.375%, 07/30/2025(a)	EUR	470	503,415

Panama–0.1%
Panama Government International Bond 6.875%, 01/31/2036	U.S.$	381	371,118

			371,118

Romania–0.1%
Romanian Government International Bond 6.625%, 09/27/2029(a)	EUR	186	217,141

			217,141

Total Governments—Sovereign Bonds (cost $2,706,991)			2,602,459

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.6%
United States–0.6%
California Earthquake Authority Series 2022-A 5.603%, 07/01/2027	U.S.$	165	166,266
Commonwealth Financing Authority (Commonwealth of Pennsylvania Department of Education State Lease) Series 2016-A 4.144%, 06/01/2038		80	74,879
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) NATL Series 1997-A 7.425%, 02/15/2029	U.S.$	328	$351,566
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund)
Series 2020-A 1.705%, 07/01/2027		652	591,112
2.154%, 07/01/2030		224	191,338
State of Hawaii Series 2023-G 5.418%, 10/01/2042		60	61,644
University of California Series 2021-B 3.071%, 05/15/2051		1,130	816,954

Total Local Governments—US Municipal Bonds (cost $2,607,396)			2,253,759

LOCAL GOVERNMENTS—REGIONAL BONDS – 0.5%
Australia–0.2%
New South Wales Treasury Corp. 2.00%, 03/08/2033	AUD	720	382,360
Treasury Corp. of Victoria 2.25%, 11/20/2034		443	227,738
2.00%, 11/20/2037		337	153,193

			763,291

Japan–0.2%
Japan Finance Organization for Municipalities Series G 0.05%, 02/12/2027(a)	EUR	1,091	1,077,743

Peru–0.1%
Credicorp Capital Sociedad Titulizadora SA 10.10%, 12/15/2043(a)	PEN	725	197,046

Total Local Governments—Regional Bonds (cost $2,118,698)			2,038,080

	Notional Amount

PURCHASED OPTIONS—PUTS–0.5%
Options on Equity Indices–0.5%
Euro STOXX 50 Index Expiration: Mar 2025; Contracts: 2,280; Exercise Price: EUR 4,250.00; Counterparty: UBS AG (m)	EUR	9,690,000	202,579

42	Sanford C. Bernstein Fund, Inc.

	Notional Amount			U.S. $ Value
FTSE 100 Index Expiration: Mar 2025; Contracts: 540; Exercise Price: GBP 6,900.00; Counterparty: UBS AG(m)		GBP	3,726,000	$69,984
Nikkei 225 Index Expiration: Mar 2025; Contracts: 32,000; Exercise Price: JPY 32,000.00; Counterparty: UBS AG(m)		JPY	1,024,000,000	150,392
S&P 500 Index Expiration: Feb 2025; Contracts: 20,300; Exercise Price: USD 4,400.00; Counterparty: UBS AG(m)		USD	89,320,000	1,414,650

Total Purchased Options—Puts (premiums paid $2,185,894)				1,837,605

	Principal Amount (000)

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.4%
Canada–0.4%
Province of Ontario Canada 2.90%, 12/02/2046		CAD	1,223	714,336
Province of Quebec Canada 0.875%, 05/04/2027(a)		EUR	740	748,285

Total Local Governments—Provincial Bonds (cost $1,444,525)				1,462,621

SUPRANATIONALS–0.3%
European Investment Bank 0.75%, 07/15/2027		AUD	690	403,051
1.80%, 01/19/2027			905	553,380
International Finance Corp. 4.45%, 05/14/2027			477	313,644
Inter-American Development Bank 2.50%, 04/14/2027(a)			155	96,276

Total Supranationals (cost $1,556,454)				1,366,351

EMERGING MARKETS—CORPORATE BONDS–0.3%

Industrial–0.3%
Basic–0.1%
Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)		U.S.$	200	178,766
Periama Holdings LLC/DE 5.95%, 04/19/2026(a)			200	197,562
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)			111	68,508

				444,836

Communications—Media–0.2%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)	U.S.$		627	$547,058

Energy–0.0%
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)			101	99,209

				1,091,103

Utility–0.0%
Electric–0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(a)			86	84,714

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(a)(n)(o)			139	7,769
7.125%, 12/26/2046(a)(f)(o)			554	33,262

				41,031

Total Emerging Markets—Corporate Bonds (cost $1,673,406)				1,216,848

AGENCIES–0.3%
Agency Debentures–0.3%
Federal Home Loan Banks 4.00%, 06/30/2028			865	855,848
4.75%, 12/08/2028			265	269,993

Total Agencies (cost $1,133,335)				1,125,841

QUASI-SOVEREIGNS–0.1%

Quasi-Sovereign Bonds–0.1%
Chile–0.1%
Corp. Nacional del Cobre de Chile 5.125%, 02/02/2033(a)			321	304,850

Mexico–0.0%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)			200	166,438
Petroleos Mexicanos 6.70%, 02/16/2032			154	128,204

				294,642

Total Quasi-Sovereigns (cost $605,781)				599,492

2024 Semi-Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS—SOVEREIGNS–0.1%
Dominican Republic–0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(a) (cost $330,000)	U.S.$	330	$295,866

LOCAL GOVERNMENTS—CANADIAN MUNICIPAL BONDS–0.0%
Canada–0.0%
City of Calgary Canada 4.20%, 06/01/2034 (cost $51,964)	CAD	70	51,401

		Shares

SHORT-TERM INVESTMENTS–10.4%
Investment Companies–8.3%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 5.21%(g)(h)(p) (cost $32,392,003)		32,392,003	32,392,003

	Principal Amount (000)		U.S. $ Value

U.S. TREASURY BILLS–1.3%
United States–1.3%
U.S. Treasury Bill Zero Coupon, 04/30/2024	U.S.$	3,020	$3,007,427
Zero Coupon, 06/11/2024		219	216,948
Zero Coupon, 07/09/2024		599	590,541
Zero Coupon, 07/23/2024		1,390	1,367,247

Total U.S. Treasury Bills (cost $5,182,296)			5,182,163

GOVERNMENTS—TREASURIES–0.8%
Japan–0.8%
Japan Treasury Discount Bill Series 1209 Zero Coupon, 05/07/2024	JPY	48,500	320,443
Series 1221 Zero Coupon, 07/01/2024		442,050	2,920,544

Total Governments—Treasuries (cost $3,239,831)			3,240,987

Total Short-Term Investments (cost $40,814,130)			40,815,153

Total Investments—103.6% (cost $416,606,154)			405,715,928	(q)

Other assets less liabilities—(3.6)%			(14,076,908)

Net Assets—100.0%			$391,639,020

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)

Purchased Contracts

5 Yr Canadian Bond Futures	107	June 2024	$8,805,352	$30,001

10 Yr Australian Bond Futures	41	June 2024	3,114,632	(3,927)

E-Mini Russell 2000 Index Futures	64	June 2024	6,866,880	110,727

Euro STOXX 50 Index Futures	264	June 2024	14,368,986	380,414

Euro-BOBL Futures	11	June 2024	1,403,314	5,566

Euro-Bund Futures	37	June 2024	5,324,189	8,742

FTSE 100 Index Futures	9	June 2024	907,385	16,422

Hang Seng Index Futures	2	April 2024	211,706	(2,726)

Long Gilt Futures	24	June 2024	3,027,342	65,401

MSCI Emerging Markets Futures	76	June 2024	3,986,200	14,316

MSCI Singapore IX ETS Futures	20	April 2024	432,809	974

Nikkei 225 (OSE) Futures	4	June 2024	1,067,248	12,903

OMXS 30 Index Futures	6	April 2024	141,508	2,288

S&P 500 E-Mini Futures	397	June 2024	105,373,725	1,606,651

S&P Mid 400 E-Mini Futures	17	June 2024	5,231,580	125,477

TOPIX Index Futures	26	June 2024	4,757,564	145,870

U.S. 10 Yr Ultra Futures	4	June 2024	458,438	3,338

44	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)

U.S. Long Bond (CBT) Futures	2	June 2024	$240,875	$(3)

U.S. T-Note 2 Yr (CBT) Futures	235	June 2024	48,053,828	(36,213)

U.S. T-Note 5 Yr (CBT) Futures	364	June 2024	38,953,687	53,760

U.S. T-Note 10 Yr (CBT) Futures	68	June 2024	7,534,187	25,406

U.S. Ultra Bond (CBT) Futures	25	June 2024	3,225,000	53,596

Sold Contracts

3 Yr Australian Bond Futures	41	June 2024	2,856,495	1,418

5 Yr Canadian Bond Futures	59	June 2024	4,855,288	3,413

10 Yr Canadian Bond Futures	16	June 2024	1,421,461	(9,237)

10 Yr Japan Bond (OSE) Futures	8	June 2024	7,698,243	3,269

Euro Buxl 30 Yr Bond Futures	5	June 2024	732,539	(1,192)

Euro-OAT Futures	8	June 2024	1,106,210	2,084

Euro-Schatz Futures	12	June 2024	1,368,413	(143)

FTSE 100 Index Futures	57	June 2024	5,746,770	(40,160)

SPI 200 Futures	41	June 2024	5,310,801	(154,163)

U.S. 10 Yr Ultra Futures	2	June 2024	229,219	(2,346)

U.S. Long Bond (CBT) Futures	5	June 2024	602,187	(9,726)

U.S. Ultra Bond (CBT) Futures	8	June 2024	1,032,000	(16,848)

				$2,395,352

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	KRW	13,600,265	USD	10,410	04/18/2024	$324,693

Bank of America, NA	USD	3,816	KRW	5,075,205	04/18/2024	(52,874)

Bank of America, NA	USD	9,254	GBP	7,336	04/19/2024	4,964

Bank of America, NA	USD	544	PLN	2,173	04/19/2024	(157)

Bank of America, NA	ZAR	20,662	USD	1,078	04/19/2024	(11,310)

Bank of America, NA	NOK	7,037	USD	672	04/30/2024	23,514

Bank of America, NA	USD	2,518	NOK	26,815	04/30/2024	(46,005)

Bank of America, NA	EUR	6,256	USD	6,843	05/09/2024	84,259

Bank of America, NA	JPY	467,223	USD	3,104	05/16/2024	(3,378)

Bank of America, NA	PEN	4,767	USD	1,294	05/16/2024	13,368

Bank of America, NA	USD	547	CLP	535,917	05/16/2024	(1,110)

Bank of America, NA	USD	547	TWD	17,120	05/24/2024	(11,523)

Bank of America, NA	EUR	1,052	USD	1,143	06/12/2024	4,129

Barclays Bank PLC	USD	2,736	KRW	3,644,639	04/18/2024	(33,782)

Barclays Bank PLC	USD	1,841	GBP	1,456	04/19/2024	(2,476)

Barclays Bank PLC	USD	569	IDR	8,913,876	04/25/2024	(7,718)

Barclays Bank PLC	SEK	6,615	USD	633	04/30/2024	14,410

Barclays Bank PLC	USD	629	SEK	6,615	04/30/2024	(9,912)

BNP Paribas SA	CZK	12,718	USD	542	04/19/2024	(254)

BNP Paribas SA	GBP	2,362	USD	3,003	04/19/2024	21,505

BNP Paribas SA	PLN	2,171	USD	545	04/19/2024	1,186

BNP Paribas SA	USD	538	HUF	196,127	04/19/2024	(1,460)

BNP Paribas SA	USD	536	COP	2,116,155	05/16/2024	7,037

2024 Semi-Annual Report	45

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

BNP Paribas SA	USD	754	JPY	110,248	05/16/2024	$(20,628)

BNP Paribas SA	USD	530	MXN	8,997	05/23/2024	6,381

Brown Brothers Harriman & Co.	USD	1,520	AUD	2,300	04/18/2024	(20,479)

Citibank, NA	USD	14,046	EUR	12,893	04/11/2024	(131,787)

Citibank, NA	AUD	8,081	USD	5,331	04/18/2024	62,526

Citibank, NA	KRW	759,808	USD	569	04/18/2024	5,597

Citibank, NA	HUF	390,278	USD	1,073	04/19/2024	4,969

Citibank, NA	COP	2,112,789	USD	536	05/16/2024	(6,997)

Citibank, NA	USD	536	COP	2,092,544	05/16/2024	1,628

Citibank, NA	USD	529	PEN	1,971	05/16/2024	242

Citibank, NA	USD	992	NZD	1,629	05/23/2024	(18,241)

Citibank, NA	CAD	5,683	USD	4,224	06/13/2024	24,205

Citibank, NA	CAD	1,425	USD	1,049	06/13/2024	(3,536)

Citibank, NA	USD	9,762	CAD	13,134	06/13/2024	(55,943)

Citibank, NA	INR	45,007	USD	540	06/14/2024	1,085

Citibank, NA	USD	546	INR	45,373	06/14/2024	(3,354)

Deutsche Bank AG	EUR	6,256	USD	6,836	04/11/2024	84,206

Deutsche Bank AG	AUD	5,813	USD	3,851	04/18/2024	62,054

Deutsche Bank AG	USD	4,379	AUD	6,687	04/18/2024	(19,560)

Deutsche Bank AG	SEK	14,921	USD	1,434	04/30/2024	38,955

Deutsche Bank AG	USD	2,944	NZD	4,777	05/23/2024	(90,298)

Deutsche Bank AG	EUR	4,189	USD	4,590	06/12/2024	58,786

Deutsche Bank AG	USD	875	CAD	1,177	06/13/2024	(5,265)

Goldman Sachs Bank USA	USD	535	ZAR	10,199	04/19/2024	2,882

Goldman Sachs Bank USA	CHF	1,906	USD	2,162	05/08/2024	40,264

Goldman Sachs Bank USA	USD	545	INR	45,193	06/14/2024	(4,391)

HSBC Bank USA	USD	2,809	KRW	3,761,101	04/18/2024	(20,467)

HSBC Bank USA	USD	538	HUF	196,092	04/19/2024	(1,491)

HSBC Bank USA	USD	547	ZAR	10,509	04/19/2024	7,035

HSBC Bank USA	CLP	499,474	USD	518	05/16/2024	8,788

HSBC Bank USA	SGD	735	USD	546	05/17/2024	1,033

HSBC Bank USA	USD	547	SGD	735	05/17/2024	(2,012)

HSBC Bank USA	CNH	8,170	USD	1,128	05/23/2024	1,048

HSBC Bank USA	USD	505	CNH	3,606	05/23/2024	(7,165)

HSBC Bank USA	TWD	16,974	USD	546	05/24/2024	14,995

JPMorgan Chase Bank, NA	USD	1,259	AUD	1,905	04/18/2024	(16,019)

JPMorgan Chase Bank, NA	GBP	1,598	USD	2,031	04/19/2024	14,186

JPMorgan Chase Bank, NA	PLN	2,154	USD	545	04/19/2024	5,888

JPMorgan Chase Bank, NA	USD	906	CHF	795	05/08/2024	(21,368)

JPMorgan Chase Bank, NA	USD	548	SGD	731	05/17/2024	(5,046)

JPMorgan Chase Bank, NA	MXN	17,907	USD	1,057	05/23/2024	(11,030)

JPMorgan Chase Bank, NA	NZD	3,543	USD	2,152	05/23/2024	34,929

JPMorgan Chase Bank, NA	USD	6,943	EUR	6,364	06/12/2024	(57,630)

Morgan Stanley Capital Services, Inc.	AUD	10,127	USD	6,611	04/18/2024	9,098

Morgan Stanley Capital Services, Inc.	USD	594	AUD	906	04/18/2024	(3,072)

Morgan Stanley Capital Services, Inc.	GBP	3,405	USD	4,320	04/19/2024	22,342

Morgan Stanley Capital Services, Inc.	SEK	17,955	USD	1,714	04/30/2024	34,440

Morgan Stanley Capital Services, Inc.	USD	1,397	SEK	14,611	04/30/2024	(30,429)

46	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Morgan Stanley Capital Services, Inc.	USD	1,952	CHF	1,706	05/08/2024	$(52,756)

Morgan Stanley Capital Services, Inc.	COP	2,372,860	USD	601	05/16/2024	(8,486)

Morgan Stanley Capital Services, Inc.	JPY	1,622,567	USD	10,986	05/16/2024	194,709

Morgan Stanley Capital Services, Inc.	USD	520	CLP	500,550	05/16/2024	(9,967)

Morgan Stanley Capital Services, Inc.	EUR	1,334	USD	1,465	06/12/2024	21,937

Morgan Stanley Capital Services, Inc.	USD	1,801	CAD	2,436	06/13/2024	(803)

Societe Generale SA	EUR	9,953	USD	10,746	04/11/2024	5,201

Standard Chartered Bank	IDR	10,284,758	USD	659	04/25/2024	11,202

State Street Bank & Trust Co.	AUD	297	USD	196	04/18/2024	2,633

State Street Bank & Trust Co.	AUD	314	USD	205	04/18/2024	(263)

State Street Bank & Trust Co.	USD	483	AUD	738	04/18/2024	(1,774)

State Street Bank & Trust Co.	GBP	3,500	USD	4,438	04/19/2024	20,046

State Street Bank & Trust Co.	USD	4,441	GBP	3,500	04/19/2024	(23,006)

State Street Bank & Trust Co.	USD	532	HUF	191,719	04/19/2024	(7,335)

State Street Bank & Trust Co.	EUR	9,953	USD	10,753	04/25/2024	5,518

State Street Bank & Trust Co.	JPY	76,177	USD	519	05/16/2024	11,892

State Street Bank & Trust Co.	JPY	48,504	USD	322	05/16/2024	(156)

State Street Bank & Trust Co.	EUR	6,256	USD	6,851	05/23/2024	87,993

State Street Bank & Trust Co.	EUR	2,055	USD	2,249	06/12/2024	25,566

State Street Bank & Trust Co.	USD	696	EUR	639	06/12/2024	(5,239)

State Street Bank & Trust Co.	USD	359	CAD	487	06/13/2024	754

UBS AG	CHF	6,879	USD	7,824	05/08/2024	167,620

UBS AG	JPY	166,241	USD	1,107	05/16/2024	1,573

UBS AG	SGD	729	USD	548	05/17/2024	7,367

UBS AG	CNH	33,754	USD	4,705	05/23/2024	48,098

						$810,784

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	(5.00)%	Quarterly	3.11%	USD	4,726	$(354,511)	$(40,954)	$(313,557)
CDX-NAHY Series 42, 5 Year Index, 06/20/2029*	(5.00)	Quarterly	3.29	USD	487	(70,810)	(35,234)	(35,576)
CDX-NAHY Series 42, 5 Year Index, 06/20/2029*	(5.00)	Quarterly	3.29	USD	659	(95,574)	(47,432)	(48,142)
iTraxx Australia Series 41, 5 Year Index, 06/20/2029*	(1.00)	Quarterly	0.65	USD	5,300	(129,163)	(126,713)	(2,450)
Malaysia Government Bond, 06/20/2029*	(1.00)	Quarterly	0.42	USD	8,800	(239,232)	(225,991)	(13,241)

Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00	Quarterly	3.11	USD	728	54,277	53,435	842
CDX-NAIG Series 42, 5 Year Index, 06/20/2029*	1.00	Quarterly	0.51	USD	2,490	178,048	171,215	6,833

						$(656,965)	$(251,674)	$(405,291)

* Termination date

2024 Semi-Annual Report	47

Schedule of Investments (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund

USD	18,945	02/26/2025	1.589%	CPI#	Maturity	$2,728,671	$—	$2,728,671
USD	17,150	02/28/2025	1.527%	CPI#	Maturity	2,523,044	—	2,523,044
USD	6,245	07/08/2027	2.770%	CPI#	Maturity	64,383	—	64,383
USD	6,245	07/08/2027	2.778%	CPI#	Maturity	62,102	—	62,102
USD	4,160	07/15/2027	2.753%	CPI#	Maturity	38,471	—	38,471

						$5,416,671	$—	$5,416,671

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund

USD	610	04/21/2025	1.815%	1 Day SOFR	Annual	$39,908	$18,381	$21,527
USD	370	06/09/2025	1.970%	1 Day SOFR	Annual	22,619	11,587	11,032
USD	484	08/04/2025	1.950%	1 Day SOFR	Annual	29,011	16,705	12,306
USD	1,990	04/27/2026	1.570%	1 Day SOFR	Annual	183,977	110,168	73,809
USD	840	10/04/2026	1.150%	1 Day SOFR	Annual	81,305	61,721	19,584
USD	420	11/08/2026	1.450%	1 Day SOFR	Annual	36,250	28,367	7,883
USD	420	11/09/2026	1.505%	1 Day SOFR	Annual	35,554	27,666	7,888
USD	1,040	04/04/2027	2.240%	1 Day SOFR	Annual	89,571	56,819	32,752
USD	580	04/26/2027	2.110%	1 Day SOFR	Annual	52,311	33,377	18,934
USD	10,260	06/05/2027	0.343%	1 Day SOFR	Annual	1,594,408	1,137,548	456,860
USD	6,030	07/20/2027	1.885%	1 Day SOFR	Annual	571,659	410,984	160,675
USD	1,360	09/27/2029	1.300%	1 Day SOFR	Annual	204,777	169,106	35,671
USD	1,830	12/13/2029	1.537%	1 Day SOFR	Annual	243,705	155,260	88,445
USD	15,740	05/21/2031	1.395%	1 Day SOFR	Annual	2,948,863	2,263,288	685,575
USD	1,010	11/10/2035	2.390%	1 Day SOFR	Annual	147,474	115,387	32,087

						$6,281,392	$4,616,364	$1,665,028

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	6	$(738)	$(471)	$(267)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	12	(1,476)	(1,039)	(437)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	12	(1,476)	(960)	(516)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	23	(2,895)	(2,227)	(668)

48	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	117	$(14,781)	$(8,851)	$(5,930)

						$(21,366)	$(13,548)	$(7,818)

* Termination date

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	698	06/21/2024	$2,775

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2024, the aggregate market value of these securities amounted to $105,498,084 or 26.9% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2024.
(f)	Fair valued by the Adviser.
(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(h)	Affiliated investments.
(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(j)	Inverse interest only security.
(k)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.68% of net assets as of March 31, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021-08/03/2023	$394,768	$391,866	0.10%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021-09/06/2022	1,088,004	1,024,748	0.26%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021-04/01/2021	39,524	36,369	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,302,103	1,206,460	0.31%

(l)	IO—Interest Only.
(m)	Non-income producing security.
(n)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2024.
(o)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2024.
(p)	The rate shown represents the 7-day yield as of period end.
(q)	On March 29, 2024, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2024 for financial reporting purposes.

2024 Semi-Annual Report	49

Schedule of Investments (continued)

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Yuan Renminbi (Offshore)

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—Great British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Sol

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

OAT—Obligations Assimilables du Trésor

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

OTC—Over-the-Counter

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

SPI—Share Price Index

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

See notes to financial statements.

50	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2024 (Unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–61.2%

Long-Term Municipal Bonds–61.2%
Alabama–1.1%
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2021-B 4.00%, 12/01/2051	$5,500	$5,464,642
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	1,000	1,057,760
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	1,100	1,168,112

		7,690,514

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	815	853,820

Arizona–1.2%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2038	600	601,376
4.00%, 11/01/2039	750	750,316
5.00%, 11/01/2035	850	933,126
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2052	2,000	2,060,892
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	1,000	882,128
2.442%, 07/01/2032	2,250	1,891,552
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.171%, 07/01/2033	1,475	1,169,140

		8,288,530

	Principal Amount (000)	U.S. $ Value
California–12.1%
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	$1,150	$988,620
Bay Area Toll Authority Series 2021 3.94% (MUNIPSA + 0.30%), 04/01/2056(b)	2,000	1,958,500
4.05% (MUNIPSA + 0.41%), 04/01/2056(b)	2,000	1,952,684
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	2,000	2,137,952
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	5,570	5,869,480
California Community Choice Financing Authority (Morgan Stanley) Series 2023 5.00%, 02/01/2054	1,000	1,070,184
5.188% (SOFR + 1.63%), 07/01/2053(b)	2,200	2,194,856
5.228% (SOFR + 1.67%), 02/01/2054(b)	1,000	996,000
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	3,200	2,627,932
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(a)	595	441,584
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2031(a)	540	516,620
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2030	900	971,412

2024 Semi-Annual Report	51

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2023 8.00%, 01/01/2050(a)	$370	$377,620
California Municipal Finance Authority (Anaheim Electric Utility Fund) Series 2015-B 5.00%, 10/01/2026	1,000	1,029,500
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2028	1,700	1,703,184
California Municipal Finance Authority (Waste Management, Inc.) Series 2019-A 2.40%, 10/01/2044	4,710	4,487,040
California Pollution Control Financing Authority (San Diego County Water Authority Desalination Project Pipeline) Series 2019 5.00%, 07/01/2029(a)	450	473,928
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(a)	1,000	1,042,460
California School Finance Authority (Classical Academy Obligated Group) Series 2022 5.00%, 10/01/2042(a)	1,000	1,004,532
California School Finance Authority (Fenton Charter Public Schools) Series 2020-A 4.00%, 07/01/2030(a)	600	595,800
California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(a)	460	460,860
California State University Series 2020-D 1.49%, 11/01/2028	400	351,116
Series 2021-B 2.274%, 11/01/2034	2,000	1,591,500
2.374%, 11/01/2035	1,000	785,188
California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2019 5.00%, 06/01/2034(a)	375	388,424
	Principal Amount (000)	U.S. $ Value
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018-A 5.00%, 12/01/2028(a)	$500	$519,460
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2024(a)	40	40,076
5.00%, 07/01/2029(a)	215	220,448
City of Fremont CA Community Facilities District No. 1 Series 2015 5.00%, 09/01/2028	1,505	1,534,896
City of Los Angeles CA Series 2023 5.00%, 06/27/2024	3,500	3,509,984
City of Los Angeles Department of Airports Series 2019 5.00%, 05/15/2031	485	522,536
City of Los Angeles Department of Airports (Pre-refunded–US Treasuries) Series 2016-A 5.00%, 05/15/2026	215	222,328
City of Roseville CA (City of Roseville CA Fiddyment Ranch Community Facilities District No. 1) Series 2017 5.00%, 09/01/2031	500	517,174
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017 5.00%, 09/01/2031	500	517,174
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	305	312,900
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	110	94,403
Coast Community College District (Pre-refunded–US Treasuries) Series 2015 Zero Coupon, 08/01/2036	1,000	588,988
Coronado Community Development Agency Successor Agency Series 2018-A 5.00%, 09/01/2033	2,040	2,091,000

52	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	$2,750	$2,312,852
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.35%, 04/01/2047(a)	500	402,696
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	2,000	1,591,340
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	1,300	1,070,320
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(a)	995	778,340
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(a)	2,700	2,226,536
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(a)	1,000	735,752
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2021 1.40%, 06/01/2025	1,000	956,624
Los Angeles Department of Water & Power Power System Revenue Series 2020-B 5.00%, 07/01/2028	365	402,036
5.00%, 07/01/2029	455	513,172
	Principal Amount (000)	U.S. $ Value
Metropolitan Water District of Southern California Series 2021-D 3.78% (MUNIPSA + 0.14%), 07/01/2037(b)	$1,000	$999,572
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033	450	482,376
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2024	510	512,452
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2026	1,025	1,052,420
River Islands Public Financing Authority (River Islands Public Financing Authority Cmnty Facs District No. 2003-1 Area 1) Series 2022 4.50%, 09/01/2037	500	503,456
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No. 2003-1) Series 2022 4.50%, 09/01/2037	500	503,456
Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District) Series 2014-A 5.00%, 12/01/2029	2,000	2,003,560
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 4.324% (CME Term SOFR 3 Month + 0.57%), 06/01/2039(b)	5,125	4,595,716
San Diego County Water Authority Series 2021-A 5.00%, 05/01/2024	500	500,572
San Mateo Foster City School District/CA (Pre-refunded–US Treasuries) Series 2015-D 4.00%, 08/01/2044	2,610	2,640,084
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2027	750	768,712

2024 Semi-Annual Report	53

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
State of California Series 2014 5.00%, 10/01/2029	$50	$50,368
Series 2015 5.00%, 03/01/2026	2,085	2,121,204
Series 2021-B 4.10%, 05/01/2040(c)	800	800,000
Series 2023 6.00%, 03/01/2033	2,000	2,180,968
Tobacco Securitization Authority of Southern California Series 2019 5.00%, 06/01/2030	960	1,058,236
University of California Series 2023-B 4.693%, 05/15/2033	1,500	1,496,696
5.00%, 05/15/2042	1,000	1,134,244
Walnut Energy Center Authority Series 2014 5.00%, 01/01/2028	1,800	1,805,884

		82,907,987

Colorado–0.2%
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	564	472,940
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	173	143,444
AGM Series 2020 5.00%, 12/01/2024	115	115,877
5.00%, 12/01/2027	105	111,416
5.00%, 12/01/2033	110	120,876
5.00%, 12/01/2050	300	312,740

		1,277,293

Connecticut–1.3%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2029	1,890	2,011,334
5.00%, 11/01/2030	2,015	2,144,936
5.00%, 11/01/2031	1,335	1,419,680
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2023-A 2.80%, 07/01/2048	3,380	3,320,516

		8,896,466

District of Columbia–0.5%
District of Columbia Income Tax Revenue Series 2024-A 5.00%, 10/01/2035	1,000	1,209,488
	Principal Amount (000)	U.S. $ Value
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2030	$1,910	$2,033,871

		3,243,359

Florida–1.9%
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	100	76,040
Zero Coupon, 10/01/2031	100	72,876
Zero Coupon, 10/01/2032	200	139,676
Zero Coupon, 10/01/2034	100	63,640
County of Pasco FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2023 5.00%, 07/01/2030(a)	1,000	1,101,040
Lakewood Ranch Stewardship District (Lakewood Ranch Stewardship District Country Club East Project) AGM Series 2020 2.50%, 05/01/2033	915	807,216
Lakewood Ranch Stewardship District (Lakewood Ranch Stewardship District Series 2020 Assessment Country Club East) AGM Series 2020 2.50%, 05/01/2033	915	807,216
North Broward Hospital District Series 2017-B 5.00%, 01/01/2031	3,590	3,766,940
5.00%, 01/01/2032	2,950	3,094,784
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 5.00%, 06/01/2055	200	181,028
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	950	915,423
State of Florida Department of Transportation Turnpike System Revenue Series 2022 5.00%, 07/01/2024	2,230	2,236,404

		13,262,283

Georgia–0.8%
City of Atlanta GA Department of Aviation Series 2021-A 5.00%, 07/01/2029	640	712,468

54	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Series 2021-B 5.00%, 07/01/2029	$600	$667,940
Series 2021-C 5.00%, 07/01/2035	2,350	2,595,184
City of Atlanta GA Water & Wastewater Revenue (Pre-refunded–US Treasuries) Series 201 5 5.00%, 11/01/2043	1,000	1,018,184
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2028	180	190,974

		5,184,750

Guam–0.7%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	200	183,459
3.099%, 10/01/2028	100	90,436
3.339%, 10/01/2030	150	131,000
3.489%, 10/01/2031	120	103,396
Territory of Guam Series 2019 5.00%, 11/15/2031	315	324,932
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2026	100	102,728
5.00%, 12/01/2029	245	251,844
5.00%, 12/01/2030	390	400,624
5.00%, 12/01/2032	360	370,076
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015 5.00%, 11/15/2030	1,405	1,431,592
Series 2015-D 5.00%, 11/15/2025	615	623,936
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021-A 5.00%, 11/01/2040	1,000	1,026,620

		5,040,643

Illinois–1.7%
Chicago Board of Education Series 2010 6.319%, 11/01/2029	1,000	993,216
Series 2019-B 5.00%, 12/01/2030	270	283,632
5.00%, 12/01/2031	310	325,636
5.00%, 12/01/2032	200	210,044
5.00%, 12/01/2033	160	167,952
	Principal Amount (000)	U.S. $ Value
Series 2023 5.25%, 04/01/2039	$1,000	$1,102,220
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2026	100	99,524
5.00%, 09/01/2027	200	199,372
5.00%, 09/01/2029	200	199,708
5.00%, 09/01/2032	100	99,252
5.00%, 09/01/2033	400	395,550
5.00%, 09/01/2034	100	98,324
Illinois Finance Authority (Memorial Health Obligated Group) Series 2019 5.00%, 04/01/2032	1,725	1,850,944
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2030	1,400	1,475,692
State of Illinois Series 2017-A 5.00%, 12/01/2025	3,810	3,906,452

		11,407,518

Indiana–0.3%
City of Whiting IN (BP PLC) Series 2023 4.40%, 11/01/2045	2,000	2,035,368
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	330	297,120

		2,332,488

Iowa–0.1%
Iowa Finance Authority (Iowa Fertilizer Co., LLC) Series 2022 4.00%, 12/01/2050	1,000	1,042,373

Kansas–0.3%
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) Series 2021-K 1.149%, 05/01/2026	2,000	1,849,951

Kentucky–2.0%
City of Ashland KY (Royal Blue Health LLC Obligated Group) Series 2019 5.00%, 02/01/2026	325	330,048
5.00%, 02/01/2027	380	391,000
5.00%, 02/01/2030	255	273,299
5.00%, 02/01/2031	295	310,960

2024 Semi-Annual Report	55

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2031	$6,195	$6,376,640
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	6,370	6,357,508

		14,039,455

Louisiana–0.6%
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015-A 6.00%, 11/15/2030	1,550	1,557,216
Parish of St. James LA (NuStar Logistics LP) Series 2020 6.10%, 06/01/2038(a)	515	564,984
6.10%, 12/01/2040(a)	500	548,516
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2019 2.10%, 06/01/2037	1,570	1,560,197

		4,230,913

Maryland–0.4%
University System of Maryland Series 2024-A 5.00%, 04/01/2025	2,970	3,021,111

Massachusetts–0.2%
Commonwealth of Massachusetts Series 2022-B 4.11%, 07/15/2031	659	651,313
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	659	651,314

		1,302,627

Michigan–4.6%
City of Detroit MI Series 2018 5.00%, 04/01/2025	800	806,480
5.00%, 04/01/2026	1,200	1,225,244
5.00%, 04/01/2028	2,475	2,579,740
5.00%, 04/01/2029	1,000	1,036,644
5.00%, 04/01/2030	600	621,916
	Principal Amount (000)	U.S. $ Value
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015 4.50%, 10/01/2029	$900	$901,860
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2024	10,115	10,139,008
5.00%, 07/01/2026	5,055	5,068,860
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	1,000	914,208
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2025	1,175	1,176,164
Michigan Strategic Fund (Michigan Strategic Fund - I 75 Improvement Project) Series 2018 5.00%, 06/30/2030	2,000	2,095,112
5.00%, 06/30/2033	1,090	1,142,612
South Lyon Community Schools Series 2016 5.00%, 05/01/2028	3,640	3,764,470

		31,472,318

Minnesota–0.1%
State of Minnesota (State of Minnesota Lease) Series 2022-A 5.00%, 03/01/2025	1,000	1,014,804

Mississippi–0.1%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2035(a)	1,100	1,025,890

Missouri–0.1%
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025	185	186,076
5.75%, 03/01/2027	255	259,145

		445,221

Nevada–0.2%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	565	543,297

56	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 8.125%, 01/01/2050(a)	$520	$530,932

		1,074,229

New Hampshire–1.0%
New Hampshire Business Finance Authority Series 2022-1, Class A 4.375%, 09/20/2036	4,889	4,795,264
National Finance Authority Series 2022-2, Class A 4.00%, 10/20/2036	1,962	1,863,236

		6,658,500

New Jersey–3.9%
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	1,310	1,312,770
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2027	1,325	1,393,884
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2018-A 5.00%, 06/15/2024	2,750	2,755,112
5.00%, 06/15/2029	1,630	1,685,564
5.00%, 06/15/2030	1,675	1,731,360
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2029	160	173,788
Series 2019-BB1 5.00%, 06/15/2034	1,250	1,352,144
New Jersey Turnpike Authority Series 2021-B 1.713%, 01/01/2029	1,225	1,080,148
AGM Series 2005-D 3 5.25%, 01/01/2026	11,070	11,440,668
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2028	3,450	3,701,728

		26,627,166

	Principal Amount (000)	U.S. $ Value
New York–12.3%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2024	$145	$145,740
5.00%, 12/15/2025	145	147,452
5.00%, 12/15/2026	145	150,512
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School Obligated Group) Series 2022 5.75%, 06/01/2042(a)	245	256,476
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2041(a)	300	296,576
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2029	1,000	600,000
City of New York NY Series 2018-E 5.00%, 03/01/2031	1,055	1,138,784
Series 2019-E 5.00%, 08/01/2025	1,000	1,023,796
Series 2021 1.396%, 08/01/2027	3,385	3,046,060
Series 2021-A 4.00%, 08/01/2035	2,500	2,656,276
County of Onondaga NY Series 2022 4.00%, 06/15/2040	1,145	1,173,208
Dutchess County Local Development Corp. (Bard College) Series 2020-B 5.918%, 07/01/2039	940	918,400
Hempstead Town Local Development Corp. (Evergreen Charter School, Inc.) Series 2022-A 5.25%, 06/15/2042	1,000	1,014,560
Metropolitan Transportation Authority Series 2016-A 5.00%, 11/15/2028	1,540	1,602,464
Series 2017-C 5.00%, 11/15/2028	6,400	6,876,908
5.00%, 11/15/2029	1,735	1,859,514
Series 2020-C 5.25%, 11/15/2055	1,355	1,421,068
Monroe County Industrial Development Corp./NY (Academy of Health Sciences Charter School) Series 2022 5.00%, 07/01/2032(a)	370	373,456

2024 Semi-Annual Report	57

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2030	$955	$1,010,260
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2031	1,460	1,585,792
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014-B 5.00%, 11/01/2026	4,000	4,003,304
5.00%, 11/01/2027	3,350	3,352,632
5.00%, 11/01/2029	1,155	1,155,852
New York City Transitional Finance Authority Future Tax Secured Revenue (Pre-refunded–US Treasuries) Series 2014-B 5.00%, 02/01/2028	2,000	2,000,000
5.00%, 02/01/2029	2,500	2,500,000
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(a)	350	351,108
7.25%, 11/15/2044(a)	100	100,744
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	2,755	2,518,732
2.625%, 09/15/2069	320	292,180
2.80%, 09/15/2069	4,620	4,154,964
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2024(a)	700	698,196
New York State Dormitory Authority (New York and Presbyterian Hospital Obligated Group) Series 2023 5.00%, 08/01/2038	1,000	1,131,264
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2022 4.00%, 05/01/2039	1,000	997,444
4.00%, 05/01/2040	1,000	986,688
	Principal Amount (000)	U.S. $ Value
New York State Dormitory Authority (Pre-refunded–US Govt Agencies) Series 2021 1.187%, 03/15/2026	$1,000	$933,576
New York State Dormitory Authority (Pre-refunded–US Treasuries) Series 2014-C 5.00%, 03/15/2029	5,340	5,352,308
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2037	540	566,272
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2021-O 4.00%, 01/01/2038	2,810	2,921,660
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2022 5.00%, 09/15/2029	275	308,228
New York Transportation Development Corp. (American Airlines, Inc.) Series 2021 3.00%, 08/01/2031	1,000	940,472
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2032	1,495	1,549,644
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 4.00%, 12/01/2042	2,000	1,866,352
5.00%, 12/01/2040	1,000	1,068,384
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-B 3.50%, 11/01/2024(a)	600	597,600
Port Authority of New York & New Jersey Series 2014 5.00%, 09/01/2028	3,615	3,632,668
Series 2019 5.00%, 11/01/2031	1,455	1,574,264
Suffolk Tobacco Asset Securitization Corp. Series 2021 4.00%, 06/01/2050	470	474,888

58	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	$3,000	$2,436,508
2.511%, 05/15/2035	1,500	1,202,592
Series 2022 5.00%, 05/15/2034	500	583,796
5.00%, 05/15/2035	1,000	1,163,928
5.00%, 05/15/2036	1,000	1,156,084
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2031	305	337,960
5.00%, 09/01/2032	415	459,896
5.00%, 09/01/2033	395	437,436
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016-A 5.00%, 12/01/2026	3,130	3,272,708

		84,377,634

Ohio–1.4%
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2028	4,000	4,092,844
County of Montgomery OH (Dayton Children’s Hospital Obligated Group) Series 2021 5.00%, 08/01/2034	1,150	1,281,060
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.375%, 12/01/2037	1,000	1,081,956
Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group) Series 2022 5.00%, 01/01/2034	360	387,972
5.25%, 01/01/2035	750	820,040
5.25%, 01/01/2038	1,110	1,178,308
5.25%, 01/01/2039	780	821,388

		9,663,568

Oklahoma–0.7%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2026	1,000	997,032
5.00%, 07/01/2028	1,000	992,840
5.00%, 07/01/2029	1,000	990,292
	Principal Amount (000)	U.S. $ Value
Oklahoma Development Finance Authority Series 2022 4.38%, 11/01/2045	$1,000	$938,160
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2022-A 5.50%, 08/15/2037	1,000	1,050,840

		4,969,164

Other–0.6%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) 2.65%, 06/15/2035(a)	4,705	3,896,122

Pennsylvania–3.0%
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/2024	3,105	3,107,828
5.00%, 12/01/2025	4,365	4,369,256
City of Philadelphia PA Water & Wastewater Revenue Series 2020-A 5.00%, 11/01/2037	685	763,852
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	1,095	1,065,956
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.50%, 06/30/2041	3,300	3,684,680
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 4.34% (MUNIPSA + 0.70%), 11/15/2047(b)	2,000	1,984,036
Pennsylvania Turnpike Commission Series 2017 5.00%, 12/01/2030	2,540	2,711,232
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030	760	774,957
Pittsburgh Water & Sewer Authority AGM Series 2023-C 4.524% (SOFR + 0.80%), 09/01/2040(a)(b)	2,500	2,426,920

		20,888,717

2024 Semi-Annual Report	59

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Puerto Rico–1.4%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	$143	$142,056
Zero Coupon, 07/01/2033	1,294	849,092
4.00%, 07/01/2046	16	14,940
Series 2022-C 0.00%, 11/01/2043	92	53,264
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2020-A 5.00%, 07/01/2030(a)	1,325	1,409,576
5.00%, 07/01/2035(a)	250	263,684
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,240	1,239,156
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) 12.50%, 12/15/2025(d)	812	787,328
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority (Generics Municipal Bond) 6.625%, 01/01/2027	458	452,032
6.625%, 01/01/2028	3,494	3,444,989
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	887	878,616

		9,534,733

South Carolina–0.8%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2023 5.25%, 02/01/2054	5,000	5,417,783

Tennessee–0.2%
Metropolitan Nashville Airport Authority (The) Series 2019-B 5.00%, 07/01/2032	1,205	1,316,886

Texas–1.9%
City of Austin TX Series 2015 5.00%, 09/01/2026	2,000	2,048,235
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 07/15/2024	1,290	1,293,992
Series 2015-C 5.00%, 07/15/2026	1,030	1,053,888
	Principal Amount (000)	U.S. $ Value
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	$475	$475,148
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2028	1,100	1,134,984
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	1,010	1,009,048
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	300	260,552
State of Texas (Pre-refunded–US Govt Agencies) Series 2014 4.00%, 04/01/2034	1,100	1,100,000
Texas Municipal Gas Acquisition and Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	1,675	1,738,340
Via Metropolitan Transit (Via Metropolitan Transit Sales Tax) Series 2017 5.00%, 07/15/2024	2,580	2,587,760

		12,701,947

Virginia–0.2%
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 5.00%, 07/01/2038	1,120	1,186,792

Washington–0.4%
Central Puget Sound Regional Transit Authority (Pre-refunded–US Treasuries) Series 2015 5.00%, 11/01/2035	1,000	1,027,629
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	2,000	1,929,464

		2,957,093

60	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
West Virginia–0.4%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	$3,000	$2,810,196

Wisconsin–2.4%
State of Wisconsin Series 2021-2 5.00%, 05/01/2035	750	844,496
Wausau School District Series 2022 5.00%, 03/01/2031	2,180	2,434,016
Wisconsin Department of Transportation (Wisconsin Department of Transportation Vehicle Fee Revenue) Series 2024-1 5.00%, 07/01/2031(e)	1,765	2,040,867
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2023 5.00%, 08/15/2054	1,000	1,028,776
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.50%, 02/01/2042(a)	1,400	1,427,160
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	1,000	1,038,364
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2038	1,000	840,028
4.00%, 02/01/2040	1,000	819,168
Series 2022 5.00%, 02/01/2032	1,000	966,136
Wisconsin Public Finance Authority (UMA Education, Inc.) Series 2019 5.00%, 10/01/2025(a)	1,120	1,132,544
5.00%, 10/01/2026(a)	1,185	1,210,352
5.00%, 10/01/2027(a)	1,205	1,242,376
5.00%, 10/01/2028(a)	680	707,168
5.00%, 10/01/2029(a)	400	418,760

		16,150,211

Total Municipal Obligations (cost $431,641,182)		420,061,055

	Shares	U.S. $ Value

INVESTMENT COMPANIES–22.0%
Funds and Investment Trusts–22.0%(f)
iShares Core MSCI EAFE ETF	651,393	$48,346,389
iShares Core MSCI Emerging Markets ETF	388,950	20,069,820
SPDR S&P 500 ETF Trust	157,873	82,578,630

Total Investment Companies (cost $95,861,108)		150,994,839

	Principal Amount (000)

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.4%
Agency CMBS–0.2%
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	$967	734,356
Series 2021-ML10, Class AUS 2.032%, 01/25/2038	1,235	935,692

		1,670,048

Non-Agency Fixed Rate CMBS–2.2%
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	4,187	4,141,657
Series 2021-1, Class A 3.50%, 11/20/2035	3,485	3,266,996
Series 2021-2, Class A 3.75%, 03/25/2035	4,841	4,719,732
Series 2021-2, Class X 0.82%, 03/25/2035(g)	2,903	139,632
City of Fort Wayne IN 10.75%, 12/01/2029(h)(i)	27	4
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	1,682	1,638,712
Series 2022-1, Class X 0.319%, 09/20/2036(g)	3,666	80,724
Washington State Housing Finance Commission Series 2021-1, Class A
3.50%, 12/20/2035	1,102	1,021,404

		15,008,861

Total Commercial Mortgage-Backed Securities (cost $19,906,383)		16,678,909

GOVERNMENTS—TREASURIES–1.9%
United States–1.9%
U.S. Treasury Notes 2.625%, 02/15/2029(j) (cost $14,309,940)	14,009	13,023,992

2024 Semi-Annual Report	61

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

ASSET-BACKED SECURITIES–0.9%
Autos—Fixed Rate–0.3%
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(a)	$	489	$488,432
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		1,496	1,507,324

			1,995,756

Other ABS—Fixed Rate–0.6%
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2034		961	935,766
5.25%, 07/01/2036		1,088	1,092,616
5.25%, 07/01/2041		1,068	1,039,408
Louisiana Local Government Environmental Facilities & Community Development Auth
Series 2023-ELL, Class A1 5.081%, 06/01/2031		1,293	1,299,048

			4,366,838

Total Asset-Backed Securities (cost $6,382,004)			6,362,594

CORPORATES—INVESTMENT GRADE–0.9%

Industrial–0.9%
Consumer Non-Cyclical–0.9%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025		1,075	994,600
1.777%, 11/15/2030		1,000	821,090
Novant Health, Inc. 2.637%, 11/01/2036		3,525	2,677,556
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		2,000	1,394,920

Total Corporates—Investment Grade (cost $7,599,326)			5,888,166

	Notional Amount

PURCHASED OPTIONS—PUTS–0.5%
Options on Equity Indices–0.5%
Euro STOXX 50 Index Expiration: Mar 2025; Contracts: 3,990; Exercise Price: EUR 4,250.00; Counterparty: UBS AG(h)	EUR	16,957,500	354,513
	Notional Amount		U.S. $ Value
FTSE 100 Index Expiration: Mar 2025; Contracts: 930; Exercise Price: GBP 6,900.00; Counterparty: UBS AG(h)	GBP	6,417,000	$120,529
Nikkei 225 Index Expiration: Mar 2025; Contracts: 57,000; Exercise Price: JPY 32,000.00; Counterparty: UBS AG(h)	JPY	1,824,000,000	267,886
S&P 500 Index Expiration: Feb 2025; Contracts: 35,400; Exercise Price: USD 4,400.00; Counterparty: UBS AG(h)	USD	155,760,000	2,466,926

Total Purchased Options—Puts (premiums paid $3,816,919)			3,209,854

	Principal Amount (000)

CORPORATES—NON-INVESTMENT GRADE–0.2%

Industrial–0.2%
Communications—Media–0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a) (cost $1,546,000)	$	1,546	1,166,797

COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
Risk Share Floating Rate–0.1%
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 9.085% (CME Term SOFR + 3.76%), 02/25/2040(a)(b)		250	264,764
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 8.335% (CME Term SOFR + 3.01%), 07/25/2024(b)		56	56,652
Series 2015-C02, Class 1M2 9.435% (CME Term SOFR + 4.11%), 05/25/2025(b)		25	25,964
Series 2015-C03, Class 1M2 10.435% (CME Term SOFR + 5.11%), 07/25/2025(b)		26	27,364
Series 2016-C01, Class 1M2 12.185% (CME Term SOFR + 6.86%), 08/25/2028(b)		109	115,162
Series 2016-C02, Class 1M2 11.435% (CME Term SOFR + 6.11%), 09/25/2028(b)		29	30,516

Total Collateralized Mortgage Obligations (cost $419,260)			520,422

62	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

PREFERRED STOCKS–0.0%
Industrial–0.0%
Energy–0.0%
AES Puerto Rico LP 0.00%(h)(k) (cost $1,388,269)	76,842	$223,610

SHORT-TERM INVESTMENTS–8.2%
Investment Companies–8.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 5.21%(f)(l)(m) (cost $56,013,599)	56,013,599	56,013,599

Total Investments—98.3% (cost $638,883,990)		674,143,837	(n)

Other assets less liabilities—1.7%		11,652,924

Net Assets—100.0%		$685,796,761

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

E-Mini Russell 2000 Index Futures	124	June 2024	$13,304,580	$214,533

Euro STOXX 50 Index Futures	465	June 2024	25,309,010	660,317

FTSE 100 Index Futures	15	June 2024	1,512,308	27,369

MSCI Emerging Markets Futures	133	June 2024	6,975,850	25,474

Nikkei 225 (OSE) Futures	7	June 2024	1,867,684	33,712

OMXS 30 Index Futures	11	April 2024	259,431	4,195

S&P 500 E-Mini Futures	436	June 2024	115,725,300	1,725,848

S&P Mid 400 E-Mini Futures	31	June 2024	9,539,940	228,811

S&P/TSX 60 Index Futures	3	June 2024	594,175	5,103

TOPIX Index Futures	47	June 2024	8,600,211	263,688

U.S. T-Note 2 Yr (CBT) Futures	117	June 2024	23,924,672	(21,686)

U.S. T-Note 10 Yr (CBT) Futures	292	June 2024	32,352,687	125,006

U.S. Ultra Bond (CBT) Futures	54	June 2024	6,966,000	115,669

Sold Contracts

FTSE 100 Index Futures	99	June 2024	9,981,232	(69,751)

Hang Seng Index Futures	2	April 2024	211,706	3,006

MSCI Singapore IX ETS Futures	6	April 2024	129,842	(385)

SPI 200 Futures	73	June 2024	9,455,817	(274,486)

				$3,066,423

2024 Semi-Annual Report	63

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	USD	5,267	GBP	4,175	04/19/2024	$2,825

Bank of America, NA	USD	2,780	NOK	29,688	04/30/2024	(43,433)

Bank of America, NA	JPY	733,928	USD	4,876	05/16/2024	(5,306)

Bank of America, NA	EUR	1,724	USD	1,872	06/12/2024	6,761

Barclays Bank PLC	USD	13,769	GBP	10,894	04/19/2024	(18,519)

Barclays Bank PLC	SEK	5,786	USD	550	04/30/2024	8,669

BNP Paribas SA	GBP	4,225	USD	5,373	04/19/2024	39,074

Citibank, NA	AUD	3,045	USD	2,010	04/18/2024	24,977

Citibank, NA	USD	1,727	NZD	2,838	05/23/2024	(31,766)

Citibank, NA	CAD	2,273	USD	1,674	06/13/2024	(5,642)

Citibank, NA	USD	17,646	CAD	23,741	06/13/2024	(101,119)

Deutsche Bank AG	AUD	10,122	USD	6,707	04/18/2024	108,057

Deutsche Bank AG	USD	3,957	AUD	6,045	04/18/2024	(16,388)

Deutsche Bank AG	SEK	10,722	USD	1,038	04/30/2024	34,842

Deutsche Bank AG	USD	5,103	NZD	8,280	05/23/2024	(156,520)

Deutsche Bank AG	EUR	7,486	USD	8,209	06/12/2024	109,618

Deutsche Bank AG	USD	1,298	CAD	1,746	06/13/2024	(7,807)

Goldman Sachs Bank USA	CHF	2,941	USD	3,335	05/08/2024	62,127

JPMorgan Chase Bank, NA	USD	2,792	AUD	4,208	04/18/2024	(48,598)

JPMorgan Chase Bank, NA	USD	1,164	CHF	1,021	05/08/2024	(27,456)

JPMorgan Chase Bank, NA	NZD	6,141	USD	3,730	05/23/2024	60,542

JPMorgan Chase Bank, NA	USD	11,907	EUR	10,914	06/12/2024	(98,829)

Morgan Stanley & Co. LLC	AUD	5,955	USD	3,887	04/18/2024	5,350

Morgan Stanley & Co. LLC	USD	920	AUD	1,403	04/18/2024	(4,755)

Morgan Stanley & Co. LLC	SEK	30,320	USD	2,894	04/30/2024	58,159

Morgan Stanley & Co. LLC	USD	2,349	SEK	24,568	04/30/2024	(51,165)

Morgan Stanley & Co. LLC	USD	3,474	CHF	3,037	05/08/2024	(93,909)

Morgan Stanley & Co. LLC	JPY	534,392	USD	3,618	05/16/2024	64,128

Morgan Stanley & Co. LLC	EUR	3,574	USD	3,925	06/12/2024	58,791

Morgan Stanley & Co. LLC	USD	3,235	CAD	4,375	06/13/2024	(1,443)

State Street Bank & Trust Co.	AUD	330	USD	215	04/18/2024	(277)

State Street Bank & Trust Co.	USD	63	GBP	50	04/19/2024	(33)

State Street Bank & Trust Co.	USD	452	NOK	4,775	04/30/2024	(11,496)

UBS AG	CHF	11,424	USD	12,994	05/08/2024	278,375

						$197,834

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	(5.00)%	Quarterly	3.11%	USD	17,721	$(1,329,093)	$(355,610)	$(973,483)
CDX-NAHY Series 42, 5 Year Index, 06/20/2029*	(5.00)	Quarterly	3.29	USD	1,722	(250,383)	(124,587)	(125,796)

64	Sanford C. Bernstein Fund, Inc.

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX-NAHY Series 42, 5 Year Index, 06/20/2029*	(5.00)%	Quarterly	3.29%	USD	2,329	$(337,770)	$(167,630)	$(170,140)

Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00	Quarterly	3.11	USD	2,726	203,373	200,218	3,155

						$(1,713,873)	$(447,609)	$(1,266,264)

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

USD	2,900	01/15/2025	2.565%	CPI#	Maturity	$312,942	$—	$312,942
USD	2,355	01/15/2025	2.613%	CPI#	Maturity	249,493	—	249,493
USD	6,600	01/15/2028	1.230%	CPI#	Maturity	1,211,069	1,146,936	64,133
USD	4,990	01/15/2028	0.735%	CPI#	Maturity	1,096,929	—	1,096,929
USD	7,825	01/15/2030	1.572%	CPI#	Maturity	1,354,292	444,414	909,878
USD	7,825	01/15/2030	1.587%	CPI#	Maturity	1,343,506	440,774	902,732
USD	1,550	01/15/2030	1.714%	CPI#	Maturity	247,922	63,741	184,181
USD	1,550	01/15/2030	1.731%	CPI#	Maturity	245,469	63,091	182,378
USD	6,700	01/15/2031	2.782%	CPI#	Maturity	459,388	143,297	316,091
USD	6,210	01/15/2031	2.680%	CPI#	Maturity	487,941	148,540	339,401
USD	5,300	01/15/2031	2.989%	CPI#	Maturity	254,551	75,933	178,618

						$7,263,502	$2,526,726	$4,736,776

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

USD	7,300	04/20/2028	1 Day SOFR	3.478%	Annual	$(285,063)	$(38,237)	$(246,826)
USD	3,300	07/31/2029	1 Day SOFR	4.042%	Annual	9,195	8,373	822
USD	700	07/31/2029	1 Day SOFR	3.986%	Annual	(253)	(103)	(150)
USD	6,700	04/30/2030	1 Day SOFR	3.411%	Annual	(288,585)	(42,172)	(246,413)
USD	5,875	04/30/2030	1 Day SOFR	3.500%	Annual	(218,058)	(32,284)	(185,774)
USD	4,500	04/30/2030	1 Day SOFR	3.715%	Annual	(103,554)	—	(103,554)
USD	18,000	07/31/2030	1 Day SOFR	4.616%	Annual	645,132	237,451	407,681
USD	9,500	07/31/2030	1 Day SOFR	3.806%	Annual	(152,933)	(22,596)	(130,337)
USD	8,700	07/31/2030	1 Day SOFR	3.897%	Annual	(80,071)	(7,238)	(72,833)
USD	8,000	07/31/2030	1 Day SOFR	4.016%	Annual	(20,763)	8,183	(28,946)
USD	12,900	11/01/2030	1 Day SOFR	4.518%	Annual	410,599	149,958	260,641
USD	78,100	03/31/2033	3.120%	1 Day SOFR	Annual	7,487,456	1,346,291	6,141,165

						$7,403,102	$1,607,626	$5,795,476

2024 Semi-Annual Report	65

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)			Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	100		$(12,602)	$(11,557)	$(1,045)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	30		(3,804)	(2,704)	(1,100)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	154		(19,526)	(18,202)	(1,324)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	44		(5,507)	(3,915)	(1,592)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	0	**	(57)	(51)	(6)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	7		(851)	(757)	(94)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	17		(2,101)	(1,507)	(594)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	24		(3,009)	(2,159)	(850)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	203		(25,658)	(22,669)	(2,989)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	100		(12,602)	(8,809)	(3,793)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	206		(26,113)	(18,757)	(7,356)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	297		(37,582)	(26,998)	(10,584)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	298		(37,749)	(26,418)	(11,331)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	39		(4,882)	(4,459)	(423)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	89		(11,297)	(7,665)	(3,632)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	387		(48,988)	(33,283)	(15,705)

							$(252,328)	$(189,910)	$(62,418)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	12,000	10/23/2026	2.310%	CPI#	Maturity	$754,204	$—	$754,204

Barclays Bank PLC	USD	9,000	10/23/2026	2.310%	CPI#	Maturity	565,653	—	565,653

Barclays Bank PLC	USD	10,000	12/04/2027	2.170%	CPI#	Maturity	1,146,716	—	1,146,716

Barclays Bank PLC	USD	5,000	12/04/2027	2.170%	CPI#	Maturity	573,358	—	573,358

Barclays Bank PLC	USD	10,000	10/23/2029	2.388%	CPI#	Maturity	554,576	—	554,576

66	Sanford C. Bernstein Fund, Inc.

				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	2,000	10/23/2029	2.388%	CPI#	Maturity	$110,915	$—	$110,915

Barclays Bank PLC	USD	13,000	12/04/2032	2.233%	CPI#	Maturity	1,554,017	—	1,554,017

Barclays Bank PLC	USD	3,000	12/04/2032	2.233%	CPI#	Maturity	358,619	—	358,619

Citibank, NA	USD	10,000	07/20/2027	2.104%	CPI#	Maturity	1,237,984	—	1,237,984

Citibank, NA	USD	6,500	07/20/2027	2.104%	CPI#	Maturity	804,690	—	804,690

Deutsche Bank AG	USD	10,000	09/04/2025	1.818%	CPI#	Maturity	1,397,569	—	1,397,569

Deutsche Bank AG	USD	8,000	09/04/2025	1.818%	CPI#	Maturity	1,118,055	—	1,118,055

JPMorgan Chase Bank, NA	USD	17,000	07/20/2024	1.995%	CPI#	Maturity	2,284,376	—	2,284,376

JPMorgan Chase Bank, NA	USD	6,400	07/20/2024	1.995%	CPI#	Maturity	860,000	—	860,000

JPMorgan Chase Bank, NA	USD	13,000	11/04/2026	2.015%	CPI#	Maturity	1,728,224	—	1,728,224

JPMorgan Chase Bank, NA	USD	7,000	11/04/2026	2.015%	CPI#	Maturity	930,582	—	930,582

JPMorgan Chase Bank, NA	USD	28,000	12/27/2028	2.009%	CPI#	Maturity	3,599,708	—	3,599,708

JPMorgan Chase Bank, NA	USD	12,000	12/27/2028	2.009%	CPI#	Maturity	1,542,732	—	1,542,732

JPMorgan Chase Bank, NA	USD	22,020	01/15/2030	3.493%	CPI#	Maturity	130,929	—	130,929

JPMorgan Chase Bank, NA	USD	2,800	01/15/2030	3.493%	CPI#	Maturity	16,649	—	16,649

JPMorgan Chase Bank, NA	USD	1,620	01/15/2032	3.325%	CPI#	Maturity	9,077	—	9,077

Morgan Stanley Capital Services LLC	USD	6,800	07/20/2032	2.158%	CPI#	Maturity	899,874	—	899,874

							$22,178,507	$—	$22,178,507

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Citibank, NA	USD	12,470	10/09/2029	1.125%	SIFMA*	Quarterly	$1,199,674	$—	$1,199,674

Citibank, NA	USD	6,655	10/09/2029	1.125%	SIFMA*	Quarterly	642,551	—	642,551

							$1,842,225	$—	$1,842,225

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	1,280	06/21/2024	$5,087

2024 Semi-Annual Report	67

Schedule of Investments (continued)

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2024, the aggregate market value of these securities amounted to $45,511,620 or 6.6% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2024.
(c)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	When-Issued or delayed delivery security.
(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(g)	IO—Interest Only.
(h)	Non-income producing security.
(i)	Defaulted.
(j)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(k)	Fair valued by the Adviser.
(l)	Affiliated investments.
(m)	The rate shown represents the 7-day yield as of period end.
(n)	On March 29, 2024, the Portfolio and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Portfolio valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2024 for financial reporting purposes.

As of March 31, 2024, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 10.8% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ACA—ACA Financial Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CBT—Chicago Board of Trade

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETS—Emission Trading Scheme

FHLMC—Federal Home Loan Mortgage Corporation

FTSE—Financial Times Stock Exchange

ICE—Intercontinental Exchange

MSCI—Morgan Stanley Capital International

MUNIPSA—SIFMA Municipal Swap Index

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

68	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2024 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$277,794,082	$565,175,205

Affiliated issuers	297,315,475	614,104,260

Foreign currencies, at value (a)	1,961,064	805,914

Cash	17,461	34,744

Receivables:

Unaffiliated interest and dividends	269,333	462,321

Affiliated dividends	270,721	779,845

Investment securities sold	2,972,688	1,485,622

Capital shares sold	24,351	174,145

Receivable due from Adviser	147,030	288,458

Unrealized appreciation of forward currency exchange contracts	2,114,798	3,992,163

Unrealized appreciation of total return swaps	16,833	31,439

Other assets	320,769	644,185

Total assets	583,224,605	1,187,978,301

LIABILITIES

Cash collateral due to broker	7,000,000	13,805,779

Payables:

Investment securities purchased and foreign currency transactions	103,093	195,634

Capital shares redeemed	615,023	2,102,806

Management fee	440,211	885,409

Variation margin on futures	96,506	244,215

Shareholder servicing fee	83,211	148,753

Transfer Agent fee	8,264	11,399

Directors’ fees payable	2,152	5,188

Accrued expenses	495,326	595,643

Unrealized depreciation of forward currency exchange contracts	1,782,183	3,449,798

Total liabilities	10,625,969	21,444,624

NET ASSETS	$572,598,636	$1,166,533,677

Cost of investments

Unaffiliated issuers	$142,445,015	$247,476,832

Affiliated issuers	259,733,331	539,298,015

NET ASSETS CONSIST OF:

Capital stock, at par	$41,848	$79,677

Additional paid-in capital	294,426,925	504,861,264

Distributable earnings	278,129,863	661,592,736

	$572,598,636	$1,166,533,677

(a) Cost: $1,977,857 and $816,278, respectively. (Note 1)

See Notes to Financial Statements

2024 Semi-Annual Report	69

Statement of Assets and Liabilities—March 31, 2024 (Unaudited) (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$488,363,708	$879,023,422

Shares of capital stock outstanding	35,692,718	60,051,290

Net asset value, offering and redemption price per share	$13.68	$14.64

Class 2 Shares

Net Assets	$84,234,928	$287,510,255

Shares of capital stock outstanding	6,155,029	19,625,676

Net asset value, offering and redemption price per share	$13.69	$14.65

See Notes to Financial Statements

70	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2024 (Unaudited) (continued)

	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$358,568,621	$618,130,238

Affiliated issuers	47,147,307	56,013,599

Foreign currencies, at value (a)	1,230,640	1,225,729

Cash	46	166

Cash collateral due from broker	2,257,775	9,939,320

Receivables:

Dividends and interest	2,049,394	5,632,518

Affiliated dividends	194,953	264,726

Investment securities sold and foreign currency transactions	9,628,429	6,317

Capital shares sold	198,133	31,252

Variation margin on futures	0	19,848

Variation margin on centrally cleared swaps	634,289	1,654,518

Newly entered centrally cleared credit default swaps	84,098	297,280

Receivable due from Adviser	104,042	5,619

Unrealized appreciation of inflation swaps	0	22,178,507

Unrealized appreciation of forward currency exchange contracts	1,658,736	922,295

Unrealized appreciation of interest rate swaps	0	1,842,225

Unrealized appreciation of total return swaps	2,775	5,087

Other assets	704	0

Total assets	423,759,942	718,169,244

LIABILITIES

Cash collateral due to broker	1,890,000	26,590,000

Payables:

Investment securities purchased and foreign currency transactions	28,055,842	1,981,089

Capital shares redeemed	198,758	1,105,893

Management fee	218,574	263,069

Shareholder servicing fee	39,772	63,777

Liquidation fees	0	65,044

Variation margin on futures	47,371	0

Transfer Agent fee	7,596	6,598

Foreign capital gains taxes	7,871	0

Directors’ fees payable	959	1,833

Newly entered centrally cleared credit default swaps	54,345	203,626

Accrued expenses and other liabilities	730,516	1,114,765

Unrealized depreciation of forward currency exchange contracts	847,952	724,461

Market value on credit default swaps (b)	21,366	252,328

Total liabilities	32,120,922	32,372,483

NET ASSETS	$391,639,020	$685,796,761

Cost of investments

Unaffiliated issuers	$369,615,820	$582,870,391

Affiliated issuers	46,990,334	56,013,599

NET ASSETS CONSIST OF:

Capital stock, at par	$42,357	$62,557

Additional paid-in capital	539,935,264	654,611,066

Distributable earnings (accumulated loss)	(148,338,601)	31,123,138

	$391,639,020	$685,796,761

(a) Cost: $1,283,919 and $1,255,861, respectively. (Note 1)

(b) Net premiums received of $13,548 and $189,910, respectively.

See Notes to Financial Statements

2024 Semi-Annual Report	71

Statement of Assets and Liabilities—March 31, 2024 (Unaudited) (continued)

	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$310,695,286	$498,728,651

Shares of capital stock outstanding	33,617,232	45,494,258

Net asset value, offering and redemption price per share	$9.24	$10.96

Class 2 Shares

Net Assets	$80,943,734	$187,068,110

Shares of capital stock outstanding	8,739,378	17,062,467

Net asset value, offering and redemption price per share	$9.26	$10.96

See Notes to Financial Statements

72	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the six months ended March 31, 2024 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO

INVESTMENT INCOME

Income:

Dividends

Unaffiliated issuers	$2,546,043	$4,865,474

Affiliated issuers	11,170,392	21,474,315

Total income	13,716,435	26,339,789

Expenses:

Management fee (see Note 2A)	3,113,028	5,899,789

Shareholder servicing fee (see Note 2B)	578,464	1,009,264

Custody and accounting fees	102,529	119,742

Transfer Agent fee—Class 1	23,000	28,977

Transfer Agent fee—Class 2	4,491	8,687

Auditing and tax fees	57,983	51,374

Legal fees	27,823	50,426

Directors’ fees and expenses	19,553	37,937

Registration fees	19,838	20,502

Printing fees	7,727	7,887

Miscellaneous	40,276	113,884

Total expenses before interest expense	3,994,712	7,348,469

Interest expense	301,706	585,040

Total expenses	4,296,418	7,933,509

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2D)	(1,125,475)	(2,154,124)

Net expenses	3,170,943	5,779,385

Net investment income	10,545,492	20,560,404

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	94,845,395	216,084,207

Affiliated Underlying Portfolios	15,658,929	28,940,790

Forward currency exchange contracts	1,089,530	1,841,559

Futures	16,239,965	32,587,993

Swaps	1,242,363	2,329,480

Foreign currency transactions	(195,651)	(487,881)

Net realized gain distributions from Affiliated Underlying Portfolios	1,316,117	2,605,051

Net realized gain on investment and foreign currency transactions	130,196,648	283,901,199

Net change in unrealized appreciation (depreciation) of:

Investments	(33,945,897)	(106,401,137)

Affiliated Underlying Portfolios	15,180,524	29,752,111

Forward currency exchange contracts	1,418,765	2,845,403

Futures	15,463,560	30,030,570

Swaps	(41,343)	(77,461)

Foreign currency denominated assets and liabilities	144,506	4,125

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(1,779,885)	(43,846,389)

Net realized and unrealized gain on investment and foreign currency transactions	128,416,763	240,054,810

Net increase in net assets resulting from operations	$138,962,255	$260,615,214

See Notes to Financial Statements

2024 Semi-Annual Report	73

Statement of Operations—for the six months ended March 31, 2024 (Unaudited) (continued)

	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$7,693,496	$7,267,138

Dividends

Unaffiliated issuers	0	1,460,391

Affiliated issuers	2,865,827	558,711

Total income	10,559,323	9,286,240

Expenses:

Management fee (see Note 2A)	1,591,492	1,978,301

Shareholder servicing fee (see Note 2B)	291,316	333,804

Custody and accounting fees	164,239	94,105

Transfer Agent fee—Class 1	23,205	15,704

Transfer Agent fee—Class 2	6,069	5,751

Auditing and tax fees	63,368	51,364

Legal fees	18,877	23,251

Registration fees	19,097	20,251

Directors’ fees and expenses	13,485	16,298

Printing fees	7,481	7,212

Miscellaneous	27,756	114,798

Total expenses	2,226,385	2,660,839

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2D)	(227,687)	(41,253)

Net expenses	1,998,698	2,619,586

Net investment income	8,560,625	6,666,654

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	(11,823,143)	12,316,796

Affiliated Underlying Portfolios	(1,375,184)	0

Forward currency exchange contracts	1,793,565	1,320,173

Futures	18,365,834	11,406,726

Swaps	(453,257)	4,769,462

Foreign currency transactions	(1,561,369)	(15,553)

Net realized gain on investment and foreign currency transactions	4,946,446	29,797,604

Net change in unrealized appreciation (depreciation) of:

Investments (b)	26,600,359	13,327,236

Affiliated Underlying Portfolios	2,051,357	0

Forward currency exchange contracts	(176,418)	(395,350)

Futures	10,662,807	8,935,410

Swaps	590,622	6,096,385

Foreign currency denominated assets and liabilities	6,457	(12,802)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	39,735,184	27,950,879

Net realized and unrealized gain on investment and foreign currency transactions	44,681,630	57,748,483

Net increase in net assets resulting from operations	$53,242,255	$64,415,137

(a) Net of foreign realized capital gains taxes of $192 and $0, respectively.

(b) Net of increase in accrued foreign capital gains taxes on unrealized gains of $309 and $0, respectively.

See Notes to Financial Statements

74	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$10,545,492	$23,799,820	$20,560,404	$49,097,187

Net realized gain (loss) on investment and foreign currency transactions	130,196,648	(7,326,951)	283,901,199	69,724,544

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(1,779,885)	19,191,005	(43,846,389)	(48,716,137)

Net increase in net assets resulting from operations	138,962,255	35,663,874	260,615,214	70,105,594

Distributions to shareholders (a)	(4,503,411)	(23,545,277)	(6,500,740)	(49,602,887)

Capital-share transactions

Net proceeds from sales of shares	16,550,224	68,504,506	25,733,778	114,399,690

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,408,171	18,378,842	4,317,432	34,957,267

Total proceeds from shares sold	19,958,395	86,883,348	30,051,210	149,356,957

Cost of shares redeemed	(369,084,572)	(662,125,835)	(585,270,901)	(1,577,331,194)

Net decrease in net assets from capital-share transactions	(349,126,177)	(575,242,487)	(555,219,691)	(1,427,974,237)

Net decrease in net assets	(214,667,333)	(563,123,890)	(301,105,217)	(1,407,471,530)

NET ASSETS:

Beginning of period	787,265,969	1,350,389,859	1,467,638,894	2,875,110,424

End of period	$572,598,636	$787,265,969	$1,166,533,677	$1,467,638,894

(a) See page 77 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements

2024 Semi-Annual Report	75

Statement of Changes in Net Assets (continued)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$8,560,625	$25,107,258	$6,666,654	$19,214,467

Net realized gain (loss) on investment and foreign currency transactions	4,946,446	(76,640,054)	29,797,604	1,244,825

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	39,735,184	78,401,053	27,950,879	26,331,616

Net increase in net assets resulting from operations	53,242,255	26,868,257	64,415,137	46,790,908

Distributions to shareholders (a)	(13,001,230)	(28,384,143)	(13,230,943)	(27,706,973)

Capital-share transactions

Net proceeds from sales of shares	22,769,491	62,896,966	11,870,221	42,613,212

Shares issued in connection with the Reorganization	0	0	244,713,130	0

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	9,206,032	20,368,115	9,132,942	18,935,388

Total proceeds from shares sold	31,975,523	83,265,081	265,716,293	61,548,600

Cost of shares redeemed	(243,193,651)	(419,954,245)	(304,192,017)	(718,524,394)

Net decrease in net assets from capital-share transactions	(211,218,128)	(336,689,164)	(38,475,724)	(656,975,794)

Net increase (decrease) in net assets	(170,977,103)	(338,205,050)	12,708,470	(637,891,859)

NET ASSETS:

Beginning of period	562,616,123	900,821,173	673,088,291	1,310,980,150

End of period	$391,639,020	$562,616,123	$685,796,761	$673,088,291

(a) See page 77 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements

76	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23

Distributions to shareholders:

Class 1	$(3,586,620)	$(19,040,150)	$(4,342,531)	$(37,815,896)

Class 2	(916,791)	(4,505,127)	(2,158,209)	(11,786,991)

	$(4,503,411)	$(23,545,277)	$(6,500,740)	$(49,602,887)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23

Distributions to shareholders:

Class 1	$(10,186,457)	$(23,297,142)	$(9,437,571)	$(19,521,368)

Class 2	(2,814,773)	(5,087,001)	(3,793,372)	(8,185,605)

	$(13,001,230)	$(28,384,143)	$(13,230,943)	$(27,706,973)

See Notes to Financial Statements

2024 Semi-Annual Report	77

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$11.19		$11.30	$16.01	$12.81	$13.05	$13.69

Income from investment operations:

Investment income, net (a)(b)	0.18		0.24	0.23	0.07	0.13	0.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.38		(0.15)	(3.17)	3.25	(0.19)	(0.37)

Contributions from affiliates	0		0	0	0	0	0.00 (c)

Total from investment operations	2.56		0.09	(2.94)	3.32	(0.06)	(0.23)

Less dividends and distributions:

Dividends from net investment income	(0.07)		(0.20)	(0.34)	(0.12)	(0.15)	(0.13)

Distributions from net realized gain on investment transactions	0		0	(1.43)	0	(0.03)	(0.28)

Total dividends and distributions	(0.07)		(0.20)	(1.77)	(0.12)	(0.18)	(0.41)

Net asset value, end of period	$13.68		$11.19	$11.30	$16.01	$12.81	$13.05

Total return (d)(e)	22.94%		0.74%	(21.17)%	26.16%	(0.45)%	(1.46)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$488,364		$647,297	$1,121,710	$1,596,442	$1,465,081	$1,653,447

Average net assets (000 omitted)	$578,464		$932,709	$1,430,298	$1,606,920	$1,539,035	$1,663,944

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.95%	(h)	0.90%	0.83%	0.80%	0.81%	0.80%

Expenses, before waivers/reimbursements (f)(g)	1.27%	(h)	1.23%	1.16%	1.15%	1.15%	1.14%

Net investment income (b)	3.01%	(h)	2.08%	1.67%	0.47%	1.02%	1.11%

Portfolio turnover rate	10%		19%	24%	21%	22%	21%

See Footnote Summary on page 86.

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$11.21		$11.32	$16.05	$12.84	$13.07	$13.72

Income from investment operations:

Investment income, net (a)(b)	0.20		0.26	0.25	0.10	0.15	0.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.38		(0.14)	(3.18)	3.26	(0.17)	(0.39)

Contributions from affiliates	0		0	0	0	0	0.00 (c)

Total from investment operations	2.58		0.12	(2.93)	3.36	(0.02)	(0.21)

Less dividends and distributions:

Dividends from net investment income	(0.10)		(0.23)	(0.37)	(0.15)	(0.18)	(0.16)

Distributions from net realized gain on investment transactions	0		0	(1.43)	0	(0.03)	(0.28)

Total dividends and distributions	(0.10)		(0.23)	(1.80)	(0.15)	(0.21)	(0.44)

Net asset value, end of period	$13.69		$11.21	$11.32	$16.05	$12.84	$13.07

Total return (d)(e)	23.02%		0.97%	(21.02)%	26.34%	(0.25)%	(1.23)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$84,235		$139,969	$228,680	$320,324	$309,925	$330,953

Average net assets (000 omitted)	$113,320		$195,550	$291,541	$323,834	$319,363	$367,721

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.75%	(h)	0.70%	0.63%	0.59%	0.61%	0.60%

Expenses, before waivers/reimbursements (f)(g)	1.08%	(h)	1.03%	0.96%	0.95%	0.95%	0.94%

Net investment income (b)	3.25%	(h)	2.26%	1.81%	0.69%	1.17%	1.37%

Portfolio turnover rate	10%		19%	24%	21%	22%	21%

See Footnote Summary on page 86.

See Notes to Financial Statements.

2024 Semi-Annual Report	79

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19

Net asset value, beginning of period	$11.99		$12.15	$16.98	$13.65	$13.78		$14.29

Income from investment operations:

Investment income, net (a)(b)	0.20		0.27	0.23	0.08	0.13		0.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.50		(0.20)	(3.41)	3.39	(0.08)		(0.37)

Total from investment operations	2.70		0.07	(3.18)	3.47	0.05		(0.22)

Less dividends and distributions:

Dividends from net investment income	(0.05)		(0.23)	(0.23)	(0.14)	(0.18)		(0.12)

Distributions from net realized gain on investment transactions	0		0	(1.42)	0	(0.00	) (c)	(0.17)

Total dividends and distributions	(0.05)		(0.23)	(1.65)	(0.14)	(0.18)		(0.29)

Net asset value, end of period	$14.64		$11.99	$12.15	$16.98	$13.65		$13.78

Total return (d)(e)	22.58%		0.48%	(21.15)%	25.54%	0.29%		(1.28)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$879,024		$1,136,154	$2,232,773	$3,144,804	$2,712,320		$3,143,494

Average net assets (000 omitted)	$1,009,264		$1,731,661	$2,880,460	$3,057,954	$2,913,890		$3,181,790

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.93%	(h)	0.87%	0.81%	0.77%	0.80%		0.80%

Expenses, before waivers/reimbursements (f)(g)	1.26%	(h)	1.23%	1.14%	1.12%	1.13%		1.13%

Net investment income (b)	3.09%	(h)	2.18%	1.53%	0.49%	0.99%		1.09%

Portfolio turnover rate	9%		17%	25%	20%	22%		20%

See Footnote Summary on page 86.

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19

Net asset value, beginning of period	$12.02		$12.19	$17.03	$13.69	$13.82		$14.33

Income from investment operations:

Investment income, net (a)(b)	0.21		0.30	0.26	0.11	0.16		0.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.51		(0.21)	(3.42)	3.40	(0.08)		(0.36)

Total from investment operations	2.72		0.09	(3.16)	3.51	0.08		(0.19)

Less dividends and distributions:

Dividends from net investment income	(0.09)		(0.26)	(0.26)	(0.17)	(0.21)		(0.15)

Distributions from net realized gain on investment transactions	0		0	(1.42)	0	(0.00	) (c)	(0.17)

Total dividends and distributions	(0.09)		(0.26)	(1.68)	(0.17)	(0.21)		(0.32)

Net asset value, end of period	$14.65		$12.02	$12.19	$17.03	$13.69		$13.82

Total return (d)(e)	22.69%		0.65%	(20.98)%	25.78%	0.56%		(1.12)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$287,510		$331,485	$642,337	$942,706	$847,108		$1,041,177

Average net assets (000 omitted)	$301,801		$480,625	$854,251	$937,234	$935,278		$1,048,726

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.73%	(h)	0.68%	0.61%	0.57%	0.60%		0.60%

Expenses, before waivers/reimbursements (f)(g)	1.06%	(h)	1.03%	0.94%	0.92%	0.93%		0.93%

Net investment income (b)	3.28%	(h)	2.37%	1.73%	0.71%	1.21%		1.28%

Portfolio turnover rate	9%		17%	25%	20%	22%		20%

See Footnote Summary on page 86.

See Notes to Financial Statements.

2024 Semi-Annual Report	81

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$8.49		$8.62	$11.92	$10.96	$10.94	$10.96

Income from investment operations:

Investment income, net (a)(b)	0.15		0.29	0.27	0.21	0.16	0.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.81		(0.14)	(1.90)	1.05	0.22	0.17

Contributions from affiliates	0		0	0	0	0	0.00 (c)

Total from investment operations	0.96		0.15	(1.63)	1.26	0.38	0.38

Less dividends and distributions:

Dividends from net investment income	(0.21)		(0.28)	(0.40)	(0.25)	(0.32)	(0.26)

Distributions from net realized gain on investment transactions	0		0	(1.27)	(0.05)	(0.04)	(0.14)

Total dividends and distributions	(0.21)		(0.28)	(1.67)	(0.30)	(0.36)	(0.40)

Net asset value, end of period	$9.24		$8.49	$8.62	$11.92	$10.96	$10.94

Total return (d)	11.45%		1.67%	(16.10)%	11.61%	3.56%	3.75%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$310,695		$447,544	$750,137	$999,357	$991,266	$1,024,761

Average net assets (000 omitted)	$388,422		$621,598	$908,265	$1,021,208	$991,542	$1,014,279

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.85%	(h)	0.86%	0.81%	0.83%	0.84%	0.83%

Expenses, before waivers/reimbursements (f)	0.94%	(h)	0.90%	0.85%	0.87%	0.87%	0.86%

Net investment income (b)	3.47%	(h)	3.27%	2.65%	1.78%	1.51%	1.95%

Portfolio turnover rate	90%		159%	115%	98%	74%	67%

See Footnote Summary on page 86.

See Notes to Financial Statements.

82	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$8.52		$8.65	$11.96	$11.00	$10.97	$10.98

Income from investment operations:

Investment income, net (a)(b)	0.16		0.30	0.28	0.23	0.18	0.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.81		(0.13)	(1.90)	1.04	0.23	0.18

Contributions from affiliates	0		0	0	0	0	0.00 (c)

Total from investment operations	0.97		0.17	(1.62)	1.27	0.41	0.40

Less dividends and distributions:

Dividends from net investment income	(0.23)		(0.30)	(0.42)	(0.26)	(0.34)	(0.27)

Distributions from net realized gain on investment transactions	0		0	(1.27)	(0.05)	(0.04)	(0.14)

Total dividends and distributions	(0.23)		(0.30)	(1.69)	(0.31)	(0.38)	(0.41)

Net asset value, end of period	$9.26		$8.52	$8.65	$11.96	$11.00	$10.97

Total return (d)	11.53%		1.86%	(15.98)% (i)	11.64%	3.76%	3.97%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$80,944		$115,072	$150,684	$195,068	$203,349	$218,022

Average net assets (000 omitted)	$101,268		$138,190	$181,909	$202,314	$209,927	$226,099

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.70%	(h)	0.71%	0.66%	0.68%	0.69%	0.68%

Expenses, before waivers/reimbursements (f)	0.79%	(h)	0.75%	0.70%	0.72%	0.72%	0.71%

Net investment income (b)	3.60%	(h)	3.44%	2.80%	1.93%	1.66%	2.10%

Portfolio turnover rate	90%		159%	115%	98%	74%	67%

See Footnote Summary on page 86.

See Notes to Financial Statements.

2024 Semi-Annual Report	83

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$10.07		$10.04	$12.36	$11.27	$11.12	$11.25

Income from investment operations:

Investment income, net (a)(b)	0.11		0.19	0.18	0.17	0.19	0.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.00		0.07	(1.66)	1.19	0.12	(0.03)

Total from investment operations	1.11		0.26	(1.48)	1.36	0.31	0.18

Less dividends and distributions:

Dividends from net investment income	(0.22)		(0.23)	(0.19)	(0.27)	(0.16)	(0.20)

Distributions from net realized gain on investment transactions	0		0	(0.65)	0	0	(0.11)

Total dividends and distributions	(0.22)		(0.23)	(0.84)	(0.27)	(0.16)	(0.31)

Net asset value, end of period	$10.96		$10.07	$10.04	$12.36	$11.27	$11.12

Total return (d)	11.27%		2.59%	(12.95)%	12.11%	2.93%	1.81%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$498,729		$479,517	$932,107	$1,194,517	$1,140,951	$1,240,530

Average net assets (000 omitted)	$445,072		$714,721	$1,111,920	$1,196,104	$1,191,962	$1,254,989

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.90%	(h)	0.86%	0.83%	0.84%	0.84%	0.83%

Expenses, before waivers/reimbursements (f)	0.92%	(h)	0.86%	0.83%	0.84%	0.84%	0.84%

Net investment income (b)	2.16%	(h)	1.88%	1.63%	1.44%	1.74%	1.89%

Portfolio turnover rate	7%		7%	12%	19%	8%	12%

See Footnote Summary on page 86.

See Notes to Financial Statements.

84	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/24 (UNAUDITED)		YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Net asset value, beginning of period	$10.09		$10.07	$12.39	$11.30	$11.14	$11.27

Income from investment operations:

Investment income, net (a)(b)	0.12		0.21	0.20	0.19	0.21	0.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.01		0.06	(1.66)	1.19	0.13	(0.02)

Total from investment operations	1.13		0.27	(1.46)	1.38	0.34	0.20

Less dividends and distributions:

Dividends from net investment income	(0.26)		(0.25)	(0.21)	(0.29)	(0.18)	(0.22)

Distributions from net realized gain on investment transactions	0		0	(0.65)	0	0	(0.11)

Total dividends and distributions	(0.26)		(0.25)	(0.86)	(0.29)	(0.18)	(0.33)

Net asset value, end of period	$10.96		$10.09	$10.07	$12.39	$11.30	$11.14

Total return (d)	11.39%		2.67%	(12.78)%	12.35%	3.04%	1.93%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$187,068		$193,571	$378,873	$523,749	$521,628	$601,605

Average net assets (000 omitted)	$163,636		$281,573	$478,848	$534,158	$559,800	$611,585

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.75%	(h)	0.71%	0.68%	0.69%	0.69%	0.68%

Expenses, before waivers/reimbursements (f)	0.76%	(h)	0.71%	0.68%	0.69%	0.69%	0.69%

Net investment income (b)	2.27%	(h)	2.04%	1.78%	1.59%	1.89%	2.03%

Portfolio turnover rate	7%		7%	12%	19%	8%	12%

See Footnote Summary on page 86.

See Notes to Financial Statements.

2024 Semi-Annual Report	85

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Overlay A Portfolio for the year ended September 30, 2020 by .02% and the Tax-Aware Overlay A Portfolio for the year ended September 30, 2020 by .02%.
(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

	SIX MONTHS ENDED 3/31/2024 (UNAUDITED)	YEAR ENDED 9/30/2023	YEAR ENDED 9/30/2022	YEAR ENDED 9/30/2021	YEAR ENDED 9/30/2020	YEAR ENDED 9/30/2019
Overlay A Portfolio	.33% (h)	.35%	.34%	.36%	.35%	.34%
Tax-Aware Overlay A Portfolio	.34% (h)	.36%	.33%	.36%	.34%	.34%
Overlay B Portfolio	.06% (h)	.05%	.05%	.04%	.03%	.05%
Tax-Aware Overlay B Portfolio	.02% (h)	.02%	.03%	.03%	.02%	.05%

Waiver:

	SIX MONTHS ENDED 3/31/2024 (UNAUDITED)	YEAR ENDED 9/30/2023		YEAR ENDED 9/30/2022		YEAR ENDED 9/30/2021		YEAR ENDED 9/30/2020		YEAR ENDED 9/30/2019
Overlay A Portfolio	.33% (h)	.34%		.33%		.35%		.34%		.33%
Tax-Aware Overlay A Portfolio	.33% (h)	.36%		.32%		.35%		.34%		.33%
Overlay B Portfolio	.05% (h)	.04%		.04%		.04%		.03%		.03%
Tax-Aware Overlay B Portfolio	.01% (h)	.00%	(j)	.00%	(j)	.00%	(j)	.00%	(j)	.02%

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	SIX MONTHS ENDED 3/31/2024 (UNAUDITED)	YEAR ENDED 9/30/2023	YEAR ENDED 9/30/2022	YEAR ENDED 9/30/2021	YEAR ENDED 9/30/2020	YEAR ENDED 9/30/2019
Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	.86% (h)	.82%	.80%	.79%	.80%	.80%
Expenses, before waivers/reimbursements	1.19% (h)	1.16%	1.13%	1.14%	1.14%	1.14%
Class 2
Expenses, net of waivers/reimbursements	.66% (h)	.62%	.60%	.58%	.60%	.60%
Expenses, before waivers/reimbursements	.99% (h)	.96%	.93%	.94%	.94%	.94%

Tax-Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	.84% (h)	.79%	.79%	.77%	.79%	.80%
Expenses, before waivers/reimbursements	1.17% (h)	1.14%	1.12%	1.11%	1.13%	1.13%
Class 2
Expenses, net of waivers/reimbursements	.64% (h)	.59%	.59%	.56%	.59%	.60%
Expenses, before waivers/reimbursements	.97% (h)	.94%	.92%	.91%	.92%	.93%

(h)	Annualized.
(i)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
(j)	Amount is less than .005%.

See Notes to Financial Statements.

86	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 9 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIO	SHARE CLASSES OFFERED

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIO

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

*	Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B Portfolios. At a meeting held on October 25-26, 2023, the Tax-Aware Overlay B Portfolio (the “Acquiring Portfolio”) acquired the assets and liabilities of the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio (each, an “Acquired Portfolio,” and together, the “Acquired Portfolios”), each a series of Sanford C. Overlay Fund, Inc. (“SCB Fund”), in a reorganization that was effective at the close of business February 23, 2024 (together, the “Reorganizations,” and each a “Reorganization”). The Reorganizations were approved by the Fund’s Board of Directors (the “Board”) pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), see Note 7 for additional Information. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes may bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolios’ valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolios’ portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign

2024 Semi-Annual Report	87

Notes to Financial Statements (continued)

securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are

88	Sanford C. Bernstein Fund, Inc.

generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2024:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks (a)	$270,775,189	$0	$0	$270,775,189

Investment Companies	196,398,021	0	0	196,398,021

Purchased Options—Puts	0	7,018,893	0	7,018,893

Short-Term Investments	100,917,454	0	0	100,917,454

Total Investments in Securities	568,090,664	7,018,893	0	575,109,557

2024 Semi-Annual Report	89

Notes to Financial Statements (continued)

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (b):

Assets:

Futures	$5,595,209	$0	$0	$5,595,209	(c)

Forward Currency Exchange Contracts	0	2,114,798	0	2,114,798

Total Return Swaps	0	16,833	0	16,833

Liabilities:

Futures	(999,016)	0	0	(999,016	)(c)

Forward Currency Exchange Contracts	0	(1,782,183)	0	(1,782,183)

Total	$572,686,857	$7,368,341	$0	$580,055,198

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks (a)	$551,149,939	$0	$0	$551,149,939

Investment Companies	389,107,078	0	0	389,107,078

Purchased Options—Puts	0	14,025,266	0	14,025,266

Short-Term Investments	224,997,182	0	0	224,997,182

Total Investments in Securities	1,165,254,199	14,025,266	0	1,179,279,465

Other Financial Instruments(b):

Assets:

Futures	11,752,821	0	0	11,752,821	(c)

Forward Currency Exchange Contracts	0	3,992,163	0	3,992,163

Total Return Swaps	0	31,439	0	31,439

Liabilities:

Futures	(1,969,488)	0	0	(1,969,488	)(c)

Forward Currency Exchange Contracts	0	(3,449,798)	0	(3,449,798)

Total	$1,175,037,532	$14,599,070	$0	$1,189,636,602

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Governments—Treasuries	$0	$74,627,278	$0	$74,627,278

Corporates—Investment Grade	0	67,153,933	0	67,153,933

Inflation-Linked Securities	0	60,199,018	0	60,199,018

Investment Companies	49,677,735	0	0	49,677,735

Mortgage Pass-Throughs	0	36,419,864	0	36,419,864

Asset-Backed Securities	0	18,105,783	120,908	18,226,691

Collateralized Mortgage Obligations	0	15,915,270	0	15,915,270

Commercial Mortgage-Backed Securities	0	8,983,511	0	8,983,511

Collateralized Loan Obligations	0	5,915,436	0	5,915,436

Covered Bonds	0	5,632,777	0	5,632,777

Corporates—Non-Investment Grade	0	3,738,020	0	3,738,020

Governments—Sovereign Agencies	0	3,560,919	0	3,560,919

Governments—Sovereign Bonds	0	2,602,459	0	2,602,459

90	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Local Governments—US Municipal Bonds	$0	$2,253,759	$0	$2,253,759

Local Governments—Regional Bonds	0	2,038,080	0	2,038,080

Purchased Options—Puts	0	1,837,605	0	1,837,605

Local Governments—Provincial Bonds	0	1,462,621	0	1,462,621

Supranationals	0	1,366,351	0	1,366,351

Emerging Markets—Corporate Bonds	0	1,216,848	0	1,216,848

Agencies	0	1,125,841	0	1,125,841

Quasi-Sovereigns	0	599,492	0	599,492

Emerging Markets—Sovereigns	0	295,866	0	295,866

Local Governments—Canadian Municipal Bonds	0	51,401	0	51,401

Short-Term Investments:

Investment Companies	32,392,003	0	0	32,392,003

U.S. Treasury Bills	0	5,182,163	0	5,182,163

Governments—Treasuries	0	3,240,987	0	3,240,987

Total Investments in Securities	82,069,738	323,525,282	120,908	405,715,928

Other Financial Instruments (b):

Assets:

Futures	2,672,036	0	0	2,672,036	(c)

Forward Currency Exchange Contracts	0	1,658,736	0	1,658,736

Centrally Cleared Credit Default Swaps	0	232,325	0	232,325	(c)

Centrally Cleared Inflation (CPI) Swaps	0	5,416,671	0	5,416,671	(c)

Centrally Cleared Interest Rate Swaps	0	6,281,392	0	6,281,392	(c)

Total Return Swaps	0	2,775	0	2,775

Liabilities:

Futures	(276,684)	0	0	(276,684	)(c)

Forward Currency Exchange Contracts	0	(847,952)	0	(847,952)

Centrally Cleared Credit Default Swaps	0	(889,290)	0	(889,290	)(c)

Credit Default Swaps	0	(21,366)	0	(21,366)

Total	$84,465,090	$335,358,573	$120,908	$419,944,571

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$419,273,727	$787,328	$420,061,055

Investment Companies	150,994,839	0	0	150,994,839

Commercial Mortgage-Backed Securities	0	16,678,909	0	16,678,909

Governments—Treasuries	0	13,023,992	0	13,023,992

Asset-Backed Securities	0	6,362,594	0	6,362,594

Corporates—Investment Grade	0	5,888,166	0	5,888,166

Purchased Options—Puts	0	3,209,854	0	3,209,854

Corporates—Non-Investment Grade	0	1,166,797	0	1,166,797

Collateralized Mortgage Obligations	0	520,422	0	520,422

Preferred Stocks	0	223,610	0	223,610

Short-Term Investments	56,013,599	0	0	56,013,599

Total Investments in Securities	207,008,438	466,348,071	787,328	674,143,837

2024 Semi-Annual Report	91

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (b):

Assets:

Futures	$3,432,731	$0	$0	$3,432,731	(c)

Forward Currency Exchange Contracts	0	922,295	0	922,295

Centrally Cleared Credit Default Swaps	0	203,373	0	203,373	(c)

Centrally Cleared Inflation (CPI) Swaps	0	7,263,502	0	7,263,502	(c)

Centrally Cleared Interest Rate Swaps	0	8,552,382	0	8,552,382	(c)

Inflation (CPI) Swaps	0	22,178,507	0	22,178,507

Interest Rate Swaps	0	1,842,225	0	1,842,225

Total Return Swaps	0	5,087	0	5,087

Liabilities:

Futures	(366,308)	0	0	(366,308	)(c)

Forward Currency Exchange Contracts	0	(724,461)	0	(724,461)

Centrally Cleared Credit Default Swaps	0	(1,917,246)	0	(1,917,246	)(c)

Centrally Cleared Interest Rate Swaps	0	(1,149,280)	0	(1,149,280	)(c)

Credit Default Swaps	0	(252,328)	0	(252,328)

Total	$210,074,861	$503,272,127	$787,328	$714,134,316

(a)	See Schedule of Investments for sector classifications.

(b)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

92	Sanford C. Bernstein Fund, Inc.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2022. These filing are subject to various administrative and judicial proceedings within these countries. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2023, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences,

2024 Semi-Annual Report	93

Notes to Financial Statements (continued)

“excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I.	Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% of the first $2.5 billion, 0.875% of the next $2.5 billion and 0.85% in excess of $5 billion for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B and Tax-Aware Overlay B, of the average daily net assets of each Portfolio. Prior to November 13, 2020, the Overlay A and Tax-Aware Overlay A paid the Adviser an investment management fee at an annual rate of 0.90% of the first $5 billion and 0.875% in excess of $5 billion of the average daily net assets of each respective Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of acquired fund fees and other than the advisory fees of any registered funds advised by the Adviser in which a Portfolio may invest, interest expense, taxes, extraordinary expenses, brokerage commission, and other transaction costs, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%

Tax-Aware Overlay A	1.20%	1.00%

Overlay B	0.90%	0.75%

Tax-Aware Overlay B	0.90%	0.75%

For the six months ended March 31, 2024, such reimbursements/waivers for the Overlay B Portfolio and Tax-Aware Overlay B Portfolio amounted to $100,479 and $25,283, respectively.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B and Tax-Aware Overlay B Portfolios during the month.

94	Sanford C. Bernstein Fund, Inc.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of 0.20% and 0.75%, respectively, of the portfolios’ average daily net assets and bear their own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolios in affiliated registered investment companies, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fee of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense.

For the six months ended March 31, 2024, such waivers amounted to:

GOVERNMENT MONEY MARKET PORTFOLIO	AMOUNT

Overlay A	$34,896

Tax-Aware Overlay A	72,969

Overlay B	56,583

Tax-Aware Overlay B	15,970

AMRR	AMOUNT

Overlay A	$188,201

Tax-Aware Overlay A	345,570

Overlay B	70,625

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z and Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, respectively. With respect to the Overlay A Portfolio and Tax-Aware Overlay A Portfolio, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 28, 2025, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the six months ended March 31, 2024, such waivers amounted to:

PORTFOLIO	SANFORD C. BERNSTEIN FUND, INC. - EMERGING MARKETS PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - SMALL CAP CORE PORTFOLIO CLASS Z
Overlay A	$79,408	$589,887	$169,052	$64,031

Tax-Aware Overlay A	$155,955	$1,123,955	$330,364	$125,311

2024 Semi-Annual Report	95

Notes to Financial Statements (continued)

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the six months ended March 31, 2024 is as follows:

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/23 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR. (DEPR.) (000)	MARKET VALUE 3/31/24 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$14,390	$299,705	$213,178	$0	$0	$100,917	$1,243	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	61,377	2,261	24,997	(5,125)	6,978	40,494	2,261	0

Bernstein Fund, Inc.: International Small Cap Portfolio	37,429	1,158	21,685	2,786	(435)	19,253	1,158	0

Bernstein Fund, Inc.—International Strategic Equities Portfolio	188,999	6,041	104,187	15,548	8,555	114,956	6,041	0

Bernstein Fund, Inc.—Small Cap Core Portfolio	16,112	1,441	7,600	1,378	41	11,372	125	1,316

Sanford C. Bernstein Fund, Inc.—AB Emerging Markets Portfolio	17,278	342	8,411	1,072	42	10,323	342	0

Total				$15,659	$15,181	$297,315	$11,170	$1,316

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/23 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR. (DEPR.) (000)	MARKET VALUE 3/31/24 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$0	$517,829	$292,832	$0	$0	$224,997	$2,575	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	107,850	4,161	40,670	(8,588)	11,832	74,585	4,161	0

Bernstein Fund, Inc.: International Small Cap Portfolio	73,627	2,279	41,388	5,141	(608)	39,051	2,279	0

Bernstein Fund, Inc.—International Strategic Equities Portfolio	356,804	11,537	181,538	27,678	18,355	232,836	11,536	0

Bernstein Fund, Inc.—Small Cap Core Portfolio	31,892	2,851	15,900	2,796	(46)	21,593	247	2,605

96	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/23 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR. (DEPR.) (000)	MARKET VALUE 3/31/24 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Sanford C. Bernstein Fund, Inc.—AB Emerging Markets Portfolio	34,182	676	15,949	$1,914	$219	$21,042	$676	$0

Total				$28,941	$29,752	$614,104	$21,474	$2,605

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/23 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR. (DEPR.) (000)	MARKET VALUE 3/31/24 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$116,399	$123,612	$207,619	$0	$0	$32,392	$1,989	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	21,231	877	8,029	(1,375)	2,051	14,755	877	0

Total				$(1,375)	$2,051	$47,147	$2,866	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY B PORTFOLIO
PORTFOLIO	MARKET VALUE 9/30/23 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/24 (000)	DIVIDEND INCOME (000)
Government Money Market Portfolio	$0	$214,035	$158,021	$56,014	$559

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2024, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES

Overlay A	$60,777,111	$0	$468,697,390	$0

Tax-Aware Overlay A	106,423,885	0	857,906,863	0

Overlay B	113,751,916	259,871,118	151,237,862	331,761,192

Tax-Aware Overlay B	42,054,583	0	328,208,783	1,738,000

2024 Semi-Annual Report	97

Notes to Financial Statements (continued)

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Overlay A	$183,810,439	$(5,933,587)	$177,876,852

Tax-Aware Overlay A	413,252,308	(10,390,553)	402,861,755

Overlay B	15,932,222	(16,944,947)	(1,012,725)

Tax-Aware Overlay B	98,963,960	(27,210,467)	71,753,493

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Portfolio agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2024, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

98	Sanford C. Bernstein Fund, Inc.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2024, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of a written option by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2024, the Portfolios held purchased options for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or

2024 Semi-Annual Report	99

Notes to Financial Statements (continued)

received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit with the broker or segregates at is custodian cash or securities as collateral to satisy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2024, the Overlay B and Tax-Aware Overlay B Portfolios held interest rate swaps for hedging and non-hedging purposes.

100	Sanford C. Bernstein Fund, Inc.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2024, the Overlay B and Tax-Aware Overlay B Portfolios held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If a Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2024, the Portfolios held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2024, the Portfolios held total return swaps for hedging and non-hedging purposes.

2024 Semi-Annual Report	101

Notes to Financial Statements (continued)

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2024, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$1,053,551	*	Payable for variation margin on futures	$94,226	*

Equity contracts	Receivable for variation margin on futures	4,541,658	*	Payable for variation margin on futures	904,790	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,114,798		Unrealized depreciation on forward currency exchange contracts	1,782,183

Equity contracts	Investments in securities, at value	7,018,893

Equity contracts	Unrealized appreciation on total return swaps	16,833

Total		$14,745,733			$2,781,199

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(987,604)	$10,836,804

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	17,227,569	4,626,756

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	1,089,530	1,418,765

102	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	$(15,197,866)	$(3,512,452)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	1,240,644	(58,105)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	1,719	16,762

Total		$3,373,992	$13,328,530

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$2,053,421	*	Payable for variation margin on futures	$142,492	*

Equity contracts	Receivable for variation margin on futures	9,699,400	*	Payable for variation margin on futures	1,826,996	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,992,163		Unrealized depreciation on forward currency exchange contracts	3,449,798

Equity contracts	Investments in securities, at value	14,025,266

Equity contracts	Unrealized appreciation on total return swaps	31,439

Total		$29,801,689			$5,419,286

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(4,696,230)	$21,629,962

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	37,284,223	8,400,608

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	1,841,559	2,845,403

2024 Semi-Annual Report	103

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	$(28,908,246)	$(6,841,959)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	2,301,541	(109,205)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	27,939	31,744

Total		$7,850,786	$25,956,553

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$255,994	*	Payable for variation margin on futures	$79,635	*

Equity contracts	Receivable for variation margin on futures	2,416,042	*	Payable for variation margin on futures	197,049	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	7,675	*	Payable for variation margin on centrally cleared swaps	412,966	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	7,081,699	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,658,736		Unrealized depreciation on forward currency exchange contracts	847,952

Equity contracts	Investments in securities, at value	1,837,605

Credit contracts				Market value on credit default swaps	21,366

Equity contracts	Unrealized appreciation on total return swaps	2,775

Total		$13,260,526			$1,558,968

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(765,199)	$2,364,626

104	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$19,131,033	$8,298,181

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	1,793,565	(176,418)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(4,023,664)	(911,900)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(781,768)	968,062

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	220,437	(405,191)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	108,074	27,751

Total		$15,682,478	$10,165,111

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$240,675	*	Payable for variation margin on futures	$21,686	*

Equity contracts	Receivable for variation margin on futures	3,192,056	*	Payable for variation margin on futures	344,622	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	3,155	*	Payable for variation margin on centrally cleared swaps	1,269,419	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	11,547,085	*	Payable for variation margin on centrally cleared swaps	1,014,833	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	922,295		Unrealized depreciation on forward currency exchange contracts	724,461

Equity contracts	Investments in securities, at value	3,209,854

Interest rate contracts	Unrealized appreciation on inflation swaps	22,178,507

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,842,225

2024 Semi-Annual Report	105

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Credit contracts			Market value on credit default swaps	$252,328

Equity contracts	Unrealized appreciation on total return swaps	$5,087

Total		$43,140,939		$3,627,349

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(353,665)	$2,466,007

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	11,760,391	6,469,403

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	1,320,173	(395,350)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation (depreciation) of investments	(5,239,147)	(1,297,200)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	4,577,309	7,387,634

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	219,804	(1,281,903)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(27,651)	(9,346)

Total		$12,257,214	$13,339,245

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2024:

OVERLAY A PORTFOLIO
Futures:

Average notional amount of buy contracts	$561,278,933

Average notional amount of sale contracts	$76,790,828

106	Sanford C. Bernstein Fund, Inc.

OVERLAY A PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$199,224,981

Average principal amount of sale contracts	$210,934,202

Purchased Options:

Average notional amount	$523,429,385

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$69,850,000	(a)

Total Return Swaps:

Average notional amount	$1,845,833

(a)	Positions were open for one month during the period.

TAX-AWARE OVERLAY A PORTFOLIO
Futures:

Average notional amount of buy contracts	$1,079,849,444

Average notional amount of sale contracts	$151,504,966

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$366,421,698

Average principal amount of sale contracts	$386,536,718

Purchased Options:

Average notional amount	$1,004,822,880

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$131,280,000	(a)

Total Return Swaps:

Average notional amount	$3,883,028

(a)	Positions were open for one month during the period.

OVERLAY B PORTFOLIO
Futures:

Average notional amount of buy contracts	$337,691,990

Average notional amount of sale contracts	$33,574,493

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$104,557,367

Average principal amount of sale contracts	$157,221,495

Purchased Options:

Average notional amount	$137,945,827

Centrally Cleared Interest Rate Swaps:

Average notional amount	$60,867,448

Centrally Cleared Inflation Swaps:

Average notional amount	$52,745,000

Credit Default Swaps:

Average notional amount of sale contracts	$299,121

2024 Semi-Annual Report	107

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO
Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$24,473,043

Average notional amount of sale contracts	$13,343,664

Total Return Swaps:

Average notional amount	$3,302,411

TAX-AWARE OVERLAY B PORTFOLIO
Futures:

Average notional amount of buy contracts	$220,075,782

Average notional amount of sale contracts	$27,891,042
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$56,306,537

Average principal amount of sale contracts	$70,879,582

Purchased Options:

Average notional amount	$180,817,873

Interest Rate Swaps:

Average notional amount	$14,371,429

Inflation Swaps:

Average notional amount	$178,117,143

Centrally Cleared Interest Rate Swaps:

Average notional amount	$150,264,286

Centrally Cleared Inflation Swaps:

Average notional amount	$53,270,714

Credit Default Swaps:

Average notional amount of sale contracts	$1,479,942

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$15,652,857

Average notional amount of sale contracts	$15,962,153	(a)

Total Return Swaps:

Average notional amount	$1,959,153

(a)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

108	Sanford C. Bernstein Fund, Inc.

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$96,117	$(96,117)	$0	$0	$0

BNP Paribas SA	89,736	(68,269)	0	0	21,467

Citibank, NA	10,612	(10,612)	0	0	0

Deutsche Bank AG	486,081	(463,451)	0	0	22,630

HSBC Bank USA	31,143	0	0	0	31,143

JPMorgan Chase Bank, NA	135,905	(135,905)	0	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	516,461	(333,725)	0	0	182,736

State Street Bank & Trust Co.	18,131	(17,945)	0	0	186

UBS AG	7,766,338	0	(7,000,000)	0	766,338

Total	$9,150,524	$(1,126,024)	$(7,000,000)	$0	$1,024,500	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$170,098	$(96,117)	$0	$0	$73,981

Barclays Bank PLC	50,439	0	0	0	50,439

BNP Paribas SA	68,269	(68,269)	0	0	0

Citibank, NA	230,024	(10,612)	0	0	219,412

Deutsche Bank AG	463,451	(463,451)	0	0	0

JPMorgan Chase Bank, NA	448,232	(135,905)	0	0	312,327

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	333,725	(333,725)	0	0	0

State Street Bank & Trust Co.	17,945	(17,945)	0	0	0

Total	$1,782,183	$(1,126,024)	$0	$0	$656,159	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$182,588	$(182,588)	$0	$0	$0

Barclays Bank PLC	22,205	(22,205)	0	0	0

BNP Paribas SA	151,431	(135,631)	0	0	15,800

Citibank, NA	18,228	(18,228)	0	0	0

Deutsche Bank AG	973,587	(874,279)	0	0	99,308

JPMorgan Chase Bank, NA	282,922	(282,922)	0	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	933,014	(651,924)	0	0	281,090

2024 Semi-Annual Report	109

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

State Street Bank & Trust Co.	$12,417	$(542)	$0	$0	$11,875

UBS AG	15,472,476	0	(13,805,779)	0	1,666,697

Total	$18,048,868	$(2,168,319)	$(13,805,779)	$0	$2,074,770	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$338,580	$(182,588)	$0	$0	$155,992

Barclays Bank PLC	96,354	(22,205)	0	0	74,149

BNP Paribas SA	135,631	(135,631)	0	0	0

Citibank, NA	463,805	(18,228)	0	0	445,577

Deutsche Bank AG	874,279	(874,279)	0	0	0

JPMorgan Chase Bank, NA	888,683	(282,922)	0	0	605,761

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	651,924	(651,924)	0	0	0

State Street Bank & Trust Co.	542	(542)	0	0	0

Total	$3,449,798	$(2,168,319)	$0	$0	$1,281,479	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$454,927	$(126,357)	$0	$(281,115)	$47,455

Barclays Bank PLC	14,410	(14,410)	0	0	0

BNP Paribas SA	36,109	(22,342)	0	0	13,767

Citibank, NA	100,252	(100,252)	0	0	0

Deutsche Bank AG	244,001	(115,123)	0	0	128,878

Goldman Sachs Bank USA/Goldman Sachs International	43,146	(10,976)	0	0	32,170

HSBC Bank USA	32,899	(31,135)	0	0	1,764

JPMorgan Chase Bank, NA/JPMorgan Securities LLC	55,003	(55,003)	0	0	0

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	285,301	(105,513)	0	0	179,788

Societe Generale SA	5,201	0	0	0	5,201

Standard Chartered Bank	11,202	0	0	0	11,202

State Street Bank & Trust Co.	154,402	(37,773)	0	0	116,629

UBS AG	2,062,263	0	(1,890,000)	0	172,263

Total	$3,499,116	$(618,884)	$(1,890,000)	$(281,115)	$709,117	^

110	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$126,357	$(126,357)	$0	$0	$0

Barclays Bank PLC	53,888	(14,410)	0	0	39,478

BNP Paribas SA	22,342	(22,342)	0	0	0

Brown Brothers Harriman & Co.	20,479	0	0	0	20,479

Citibank, NA	219,858	(100,252)	0	0	119,606

Deutsche Bank AG	115,123	(115,123)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	10,976	(10,976)	0	0	0

HSBC Bank USA	31,135	(31,135)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities LLC	125,874	(55,003)	(70,871)	0	0

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	105,513	(105,513)	0	0	0

State Street Bank & Trust Co.	37,773	(37,773)	0	0	0

Total	$869,318	$(618,884)	$(70,871)	$0	$179,563	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$9,586	$(9,586)	$0	$0	$0

Barclays Bank PLC	5,626,727	(18,519)	(5,600,000)	0	8,208

BNP Paribas SA	39,074	0	0	0	39,074

Citibank, NA/Citigroup Global Markets, Inc.	3,909,876	(179,966)	(3,102,000)	0	627,910

Deutsche Bank AG	2,768,141	(180,715)	(2,450,000)	0	137,426

Goldman Sachs Bank USA/Goldman Sachs International	62,127	(62,127)	0	0	0

JPMorgan Chase Bank, NA	11,162,819	(174,883)	(10,987,936)	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	1,091,389	(151,272)	(860,000)	0	80,117

UBS AG	3,488,229	0	(3,200,000)	0	288,229

Total	$28,157,968	$(777,068)	$(26,199,936)	$0	$1,180,964	^

2024 Semi-Annual Report	111

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$48,739	$(9,586)	$0	$0	$39,153

Barclays Bank PLC	18,519	(18,519)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	179,966	(179,966)	0	0	0

Credit Suisse International	145,722	0	(145,722)	0	0

Deutsche Bank AG	180,715	(180,715)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	65,167	(62,127)	(3,040)	0	0

JPMorgan Chase Bank, NA	174,883	(174,883)	0	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	151,272	(151,272)	0	0	0

State Street Bank & Trust Co.	11,806	0	0	0	11,806

Total	$976,789	$(777,068)	$(148,762)	$0	$50,959	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

112	Sanford C. Bernstein Fund, Inc.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

PORTFOLIO	2023	2022
Overlay A

Distributions paid from:

Ordinary income	$23,545,277	$43,812,116

Long-term capital gains	0	163,540,332

Total distributions paid	$23,545,277	$207,352,448

Tax-Aware Overlay A

Distributions paid from:

Ordinary income	$49,602,887	$65,210,029

Long-term capital gains	0	329,292,991

Total distributions paid	$49,602,887	$394,503,020

Overlay B

Distributions paid from:

Ordinary income	$28,384,143	$90,817,938

Long-term capital gains	0	74,606,829

Total distributions paid	$28,384,143	$165,424,767

Tax-Aware Overlay B

Distributions paid from:

Ordinary income	$9,242,658	$64,895,725

Long-term capital gains	0	35,667,264

Total taxable distributions	9,242,658	100,562,989

Tax exempt distributions	18,464,315	16,152,487

Total distributions paid	$27,706,973	$116,715,476

As of September 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(b)	UNREALIZED APPRECIATION (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS (DEFICIT)(d)
Overlay A	$0	$0	$(42,229,376)	$185,903,514	$143,674,138

Tax-Aware Overlay A	0	0	(60,968,528)	468,449,909	407,481,381

Overlay B	12,283,433	0	(166,085,849)	(34,766,622)	(188,569,038)

Tax-Aware Overlay B	9,789,101	0	(79,044,236)	36,322,459	(32,932,676)

(a)	Includes tax exempt income as shown below:

PORTFOLIO

Tax-Aware Overlay B	$9,789,101

2024 Semi-Annual Report	113

Notes to Financial Statements (continued)

(b)

As of September 30, 2023 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Tax-Aware Overlay B Portfolio deferred $3,969,752, $12,799,114, and $1,832,443 in late year losses, respectively. These losses will be treated as arising on October 1, 2023. As of September 30, 2023 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio and Tax-Aware Overlay B Portfolio deferred $1,895,817, $5,981,553, $552,452 and $46,626,803 in straddle losses, respectively.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of Puerto Rico bonds, and the tax treatment of callable bonds.

(d)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the amortization of offering costs, and the accrual of foreign capital gains tax.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2023, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT TERM AMOUNT	LONG TERM AMOUNT
Overlay A	$36,363,807	$0

Tax-Aware Overlay A	42,187,861	0

Overlay B	69,777,934	95,755,463

Tax-Aware Overlay B	0	30,584,990

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasigovernmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically changing interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has

114	Sanford C. Bernstein Fund, Inc.

intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. The United States government has in the recent past acted to prohibit U.S. persons, such as the Portfolios, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolios’ opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine and the conflict in Israel, Gaza and surrounding areas, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s invasion of Ukraine commencing in February of 2022, the United States, the European Union and other countries instituted numerous sanctions against Russia and Belarus and certain companies and individuals. Russia in turn has taken a large number of retaliatory actions, some of which effectively froze Russian securities held by U.S. investors (including U.S. funds such as the Portfolios) and investors in other countries viewed as “unfriendly” by Russia, including securities represented by depositary receipts, effectively precluding the Portfolios from buying, selling, receiving or delivering those securities or accessing income received on such securities. Since then, Russian securities held by investors in the U.S. and other jurisdictions viewed as “unfriendly” by Russia have lost all, or nearly all, of their market value, and many other issuers, securities and markets have been adversely affected. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. The use of dynamic asset allocation strategies by the Adviser may result in less favorable performance than if such strategies had not been used. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

2024 Semi-Annual Report	115

Notes to Financial Statements (continued)

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty (the party on the others side of the transaction), derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Portfolios to suffer a potentially unlimited loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Assets-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of

116	Sanford C. Bernstein Fund, Inc.

securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). The ultimate long-term economic fallout from COVID-19, and the long-term impact on economies, markets, industries and individual issuers, are not known. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolios’ returns may be adversely affected, including to such an extent that the Portfolios may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation. The long-term impacts of such actions are not fully known at this time. Further actions from the Federal Reserve, including increases or decreases in interest rates, may be forthcoming and are likely to have unpredictable adverse effects on economies and markets.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for

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Notes to Financial Statements (continued)

medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest-rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates. The long-term impacts of such actions are not fully known at this time. Further actions from the Federal Reserve and other central banks, including increases or decreases in interest rates, may be forthcoming and are likely to have unpredictable adverse effects on economies and markets.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

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Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

LIBOR Replacement Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of

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Notes to Financial Statements (continued)

securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of March 31, 2024, the Sanford C. Bernstein Fund, Inc., has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 2.5 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios with the exception of Class 1 of the Tax-Aware Overlay A Portfolio, is allocated 300 million shares, Class 1 of the Tax-Aware Overlay A Portfolio is allocated 400 million shares.

Share transactions for each Portfolio for the six months ended March 31, 2024 and the year ended September 30, 2023, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23
Class 1 Shares

Shares sold	1,021,346	4,399,520	$12,060,494	$51,171,173

Shares issued on reinvestment of dividends	223,203	1,254,420	2,707,457	14,476,001

Shares redeemed	(23,418,478)	(47,081,765)	(286,567,601)	(550,592,982)

Net decrease	(22,173,929)	(41,427,825)	$(271,799,650)	$(484,945,808)

Class 2 Shares

Shares sold	381,179	1,493,341	$4,489,730	$17,333,333

Shares issued on reinvestment of dividends	57,815	337,908	700,714	3,902,841

Shares redeemed	(6,774,780)	(9,537,429)	(82,516,971)	(111,532,853)

Net decrease	(6,335,786)	(7,706,180)	$(77,326,527)	$(90,296,679)

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	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23
Class 1 Shares

Shares sold	1,571,832	7,125,424	$19,756,532	$88,618,382

Shares issued on reinvestment of dividends	240,490	2,194,101	3,123,959	27,162,976

Shares redeemed	(36,542,636)	(98,298,764)	(475,641,417)	(1,230,747,717)

Net decrease	(34,730,314)	(88,979,239)	$(452,760,926)	$(1,114,966,359)

Class 2 Shares

Shares sold	489,718	2,054,820	$5,977,246	$25,781,308

Shares issued on reinvestment of dividends	91,876	628,572	1,193,473	7,794,291

Shares redeemed	(8,541,485)	(27,802,368)	(109,629,484)	(346,583,477)

Net decrease	(7,959,891)	(25,118,976)	$(102,458,765)	$(313,007,878)

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23
Class 1 Shares

Shares sold	1,470,366	4,726,226	$12,967,144	$41,299,169

Shares issued on reinvestment of dividends	815,307	1,868,050	7,191,007	16,233,353

Shares redeemed	(21,357,205)	(40,919,748)	(189,024,822)	(359,702,149)

Net decrease	(19,071,532)	(34,325,472)	$(168,866,671)	$(302,169,627)

Class 2 Shares

Shares sold	1,098,896	2,471,762	$9,802,347	$21,597,797

Shares issued on reinvestment of dividends	228,202	474,714	2,015,025	4,134,762

Shares redeemed	(6,088,832)	(6,863,016)	(54,168,829)	(60,252,096)

Net decrease	(4,761,734)	(3,916,540)	$(42,351,457)	$(34,519,537)

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Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23	SIX MONTHS ENDED 3/31/24 (UNAUDITED)	YEAR ENDED 9/30/23
Class 1 Shares

Shares sold	966,392	2,988,886	$10,043,009	$30,597,455

Shares issued on reinvestment of dividends	629,548	1,343,027	6,585,561	13,698,876

Shares redeemed	(19,764,043)	(49,505,644)	(207,376,103)	(510,949,900)

Shares issued in connection with the Reorganization	16,027,973	0	172,225,431	0

Net decrease	(2,140,130)	(45,173,731)	$(18,522,102)	$(466,653,569)

Class 2 Shares

Shares sold	177,188	1,168,281	$1,827,212	$12,015,757

Shares issued on reinvestment of dividends	243,423	512,881	2,547,381	5,236,512

Shares redeemed	(9,286,533)	(20,122,450)	(96,815,914)	(207,574,494)

Shares issued in connection with the Reorganization	6,746,731	0	72,487,699	0

Net decrease	(2,119,191)	(18,441,288)	$(19,953,622)	$(190,322,225)

NOTE 7.	Merger and Reorganization

At the Board meeting held on October 25-26, 2023, the Board of the SCB Fund approved the acquisition of the assets and assumption of the liabilities of the Acquired Portfolios by the Acquiring Portfolio. The Acquired Portfolios have the same investment objective and similar investment strategies as the Acquiring Portfolio. The Reorganization was completed at the close of business February 23, 2024. Pursuant to the Reorganization, the assets and liabilities of the Acquired Portfolios shares were transferred in exchange for the shares of the Acquiring Portfolio, in a tax-free exchange as follows:

PORTFOLIO	SHARES OUTSTANDING BEFORE THE REORGANIZATION	SHARES OUTSTANDING IMMEDIATELY AFTER THE REORGANIZATION	AGGREGATE NET ASSETS BEFORE THE REORGANIZATION		AGGREGATE NET ASSETS IMMEDIATELY AFTER THE REORGANIZATION
Tax-Aware Overlay C Portfolio	12,433,219	-0-	$130,882,361	+	$-0-

Tax-Aware Overlay N Portfolio	10,761,579	-0-	113,830,769	++	-0-

Tax-Aware Overlay B Portfolio	42,166,571	64,941,392	453,077,319		697,790,449

+	Includes unrealized appreciation of $11,996,716.
++	Includes unrealized appreciation of $5,663,882.

Assuming the acquisition of the Acquired Portfolio’s had been completed on October 1, 2023, the Acquiring Portfolio’s pro forma results of operations for the six months ended March 31, 2024, are as follows:

Net investment income	$9,204,750

Net realized and unrealized gain on investments	76,058,348

Net increase in net assets resulting from operations	$85,263,098

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Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquiring Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations since February 23, 2024.

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolios were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 8.	Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

R. Jay Gerken*

Chair

Debra Perry*

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Donald K. Peterson*

Director

OFFICERS

Alex Chaloff

President

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Caglasu Altunkopru(1)

Vice President

Nancy E. Hay

Secretary

Michael B. Reyes

Senior Vice President

Stephen M. Woetzel

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Jennifer Friedland

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, MA 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

*	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
(1)	The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym and Loewy and Ms. Altunkopru are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

124	Sanford C. Bernstein Fund, Inc.

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

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Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of (i) the Emerging Markets Portfolio, (ii) the Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, and Intermediate Duration Portfolios (collectively, the “Fixed Income Portfolios”), and (iii) the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (the “Overlay Portfolios” and collectively with the Emerging Markets Portfolio and the Fixed Income Portfolios, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 25-26, 2023.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 15, 2023, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Vice President of the Fund and an independent fee consultant as described below. On September 27, 2023, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Vice President and the independent fee consultant in executive sessions. Following the September 27, 2023 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 2, 2023, and the Adviser provided certain additional information by means of a memorandum dated October 11, 2023. On October 13, 2023, the Board of Directors held an executive session via video conference with independent counsel and the Senior Vice President to further discuss the additional materials the Directors had been provided. On October 25-26, 2023, the Board of Directors held an in person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Vice President to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Vice President. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Vice President and the independent fee consultant at the request of the Board. The Fund’s Senior Vice President assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 27, 2023 and October 25-26, 2023 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board

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concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Vice President also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board noted that (i) the contractual advisory fee of the Emerging Market Portfolio was below the median of the peer group; (ii) the contractual advisory fee of each Fixed Income Portfolio, other than the Intermediate Duration Portfolio, was below the median of the peer group; and (iii) the contractual advisory fee of each Overlay Portfolio was above the median of the peer group. With respect to the advisory fees charged to the Intermediate Duration Portfolio, the Directors noted the independent fee consultant’s assessment that the advisory fees were within the range of peers. With respect to the advisory fees charged to the Overlay Portfolios, the Directors noted that the Portfolios are intended to have an impact on a private client’s entire account, rather than just an impact at the Portfolio level. The Board further noted that each Portfolio’s total expense ratio was below the peer group median in the Strategic Insight report.

The Directors also considered information about the recent drop in assets under management for the Overlay Portfolios, and the Adviser’s expectation that the assets under management may drop further due to changes in the Bernstein Wealth Management asset allocation models. The Board noted that a further drop in assets could affect the expenses borne by shareholders, and determined to continue to monitor the Overlay Portfolios and any potential impact on expenses.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios.

2024 Semi-Annual Report	127

Board Consideration of Investment Management Arrangement (continued)

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2023 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2023. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

In evaluating the performance of the Fixed Income Portfolios, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. The Directors also noted the Adviser’s explanation that certain Fixed Income Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups. As a result of a lower risk profile, those Fixed Income Portfolios are generally expected to underperform the peer group during periods when riskier assets have outperformed and likewise are generally expected to outperform the peer group during periods when higher quality assets are in favor.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In considering the performance of the Overlay Portfolios, the Board reviewed the performance of the Overlay Portfolios’ dynamic asset allocation component and the impact of that component in the recent volatile market environment. The Board considered the Adviser’s continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Board further acknowledged the difficulty in selecting relevant peer groups for the Overlay Portfolios because of their unique structure and noted that the Overlay A Portfolio and Tax-Aware Overlay A Portfolio held higher percentages of equities and international equities than the funds in their relevant peer groups.

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely. They further noted, with respect to the Short Duration Diversified Municipal and Short Duration Plus Portfolios, the plans to liquidate those Portfolios, and, with respect to the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios, the plans to reorganize those Portfolios with and into the Tax-Aware Overlay B Portfolio.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2021 and 2022. The Directors considered the assessment of an independent consultant that had reviewed the profitability statements for consistency with cost accounting theory and industry standards. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all

128	Sanford C. Bernstein Fund, Inc.

revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Vice President materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, breakpoint arrangements, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million.

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million.

2024 Semi-Annual Report	129

Board Consideration of Investment Management Arrangement (continued)

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion.

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion.

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

130	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-1947-0324

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

13(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Alex Chaloff
Alex Chaloff
President

Date: May 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alex Chaloff
Alex Chaloff
President

Date: May 27, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date: May 27, 2024